UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02368
Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2014 – July 31, 2014
Item 1: Reports to Shareholders

Semiannual Report | July 31, 2014

Vanguard U.S. Government Bond Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	10
Short-Term Treasury Fund.	15
Short-Term Federal Fund.	29
Intermediate-Term Treasury Fund.	44
GNMA Fund.	57
Long-Term Treasury Fund.	74
About Your Fund’s Expenses.	87
Trustees Approve Advisory Arrangements.	90
Glossary.	92

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.44%	0.23%	-0.15%	0.08%
Admiral™ Shares	0.54	0.28	-0.15	0.13
Barclays U.S. 1–5 Year Treasury Bond Index				0.14
Short-Term U.S. Treasury Funds Average				0.33
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Federal Fund
Investor Shares	0.50%	0.27%	0.00%	0.27%
Admiral Shares	0.60	0.32	0.00	0.32
Barclays U.S. 1–5 Year Government Bond Index				0.16
Short-Intermediate U.S. Government Funds Average				0.46
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.59%	0.80%	-0.20%	0.60%
Admiral Shares	1.69	0.85	-0.20	0.65
Barclays U.S. 5–10 Year Treasury Bond Index				1.29
General U.S. Treasury Funds Average				2.84
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard GNMA Fund
Investor Shares	2.51%	1.35%	0.47%	1.82%
Admiral Shares	2.61	1.40	0.47	1.87
Barclays U.S. GNMA Bond Index				1.69
GNMA Funds Average				1.43
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	2.98%	1.66%	4.68%	6.34%
Admiral Shares	3.08	1.72	4.68	6.40
Barclays U.S. Long Treasury Bond Index				6.85
General U.S. Treasury Funds Average				2.84
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance

January 31, 2014, Through July 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.71	$10.69	$0.024	$0.004
Admiral Shares	10.71	10.69	0.030	0.004
Vanguard Short-Term Federal Fund
Investor Shares	$10.74	$10.74	$0.029	$0.000
Admiral Shares	10.74	10.74	0.035	0.000
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.29	$11.24	$0.091	$0.027
Admiral Shares	11.29	11.24	0.096	0.027
Vanguard GNMA Fund
Investor Shares	$10.61	$10.66	$0.142	$0.000
Admiral Shares	10.61	10.66	0.148	0.000
Vanguard Long-Term Treasury Fund
Investor Shares	$11.55	$12.09	$0.188	$0.000
Admiral Shares	11.55	12.09	0.194	0.000

Chairman’s Letter

Dear Shareholder,

Bond yields have confounded expectations so far this year. The markets had anticipated that interest rates would continue rising across the board once the Federal Reserve began scaling back its stimulative bondbuying program. Although yields of some shorterdated bonds did keep drifting higher, yields of their longerdated counterparts reversed course as demand for those securities revived. Factors underlying that shift included slower economic growth than expected, heightened geopolitical instability, and investors’ ongoing search for yield.

Because bond yields and prices move in opposite directions, Vanguard Long-Term Treasury Fund advanced, returning 6.34% for the six months ended July 31, 2014. Returns of funds holding shorter-dated maturities were more modest, ranging from 1.82% for Vanguard GNMA Fund to 0.08% for Vanguard Short-Term Treasury Fund. (Returns and yields cited in this letter are for Investor Shares.)

Relative to their comparative standards, the funds’ performance varied. Vanguard Short-Term Federal Fund, the GNMA Fund, and the Short-Term Treasury Fund produced returns in line with or a step ahead of their benchmark results, whereas the returns of the Long-Term Treasury Fund and Vanguard Intermediate-Term Treasury Fund fell a bit short. The GNMA Fund and the Long-Term Treasury Fund outpaced their peer groups’ average return, but the returns of the other funds lagged their peer averages.

With the yield curve flattening, the 30-day SEC yield for the Short-Term Treasury Fund climbed to 0.44% on July 31, from 0.34% six months earlier. The Long-Term Treasury Fund’s yield fell from 3.37% to 2.98% over the period. For the three other funds, the 30-day SEC yield held steady or declined.

The pace of bond gains slackened over the latter part of the period
The broad U.S. taxable bond market returned 2.16% for the six months. Although bonds have rebounded well after posting negative returns for 2013, their recent rally lost some momentum over June and July.

Municipal bonds returned 4.15%, lifted by the broad bond rally as well as by investor demand for tax-exempt income and a limited supply of new issues.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.35%.

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

Stocks posted strong returns despite finishing with a thud
The broad U.S. stock market returned about 8% for the six months despite ending on a negative note. U.S. stocks, which were

Market Barometer
			Total Returns
		Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

CPI
Consumer Price Index	1.85%	1.99%	2.04%

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on the cusp of eking out a sixth straight positive monthly return, tumbled on the period’s final day. Still, generally strong corporate earnings, investors’ willingness to embrace risk, and the Fed’s resolve to sustain historically low interest rates for an extended time have supported the market.

International stocks returned almost 10%, notwithstanding geopolitical flare-ups in the Middle East and Ukraine and some uncertainty about economic growth in China and Europe. Emerging markets, which notably slumped in 2013, led the charge. Stocks in the developed markets of the Pacific region also managed double-digit returns. European stocks, despite retreating in July, finished on positive ground.

Longer-dated bonds have seen a strong rebound so far this year
The past year or so serves as an example of how holding steady with your investments can work out better than trying to time the markets. In May 2013, the Fed began bracing investors for a dialing back of its unprecedented bond purchases designed to speed the economy’s recovery. Many investors reasonably assumed that curtailing those purchases could hurt bond prices, which did decline through the end of 2013.

The markets rarely evolve as expected, however, and investors who exited the bond market in the second half of 2013 or sought safety in short-term maturities in anticipation of the Fed’s tapering missed out on the strong recovery that has played out this year among longer-dated bonds.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.60%
Short-Term Federal Fund	0.20	0.10	0.93
Intermediate-Term Treasury Fund	0.20	0.10	0.46
GNMA Fund	0.21	0.11	0.96
Long-Term Treasury Fund	0.20	0.10	0.46

The fund expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

6

The Long-Term Treasury Fund’s 6.34% return for the six months was largely due to price appreciation that resulted from the fall in longer-term yields. The fund’s relative performance, however, was affected by temporary pricing differences between its holdings and those of its benchmark index. All in all, it finished about half a percentage point behind its index, but more than 3 percentage points ahead of the average return of peer funds. (Note that the peer comparison is imperfect, in part because many peers hold Treasuries across the maturity spectrum.)

Returns for the Short-Term and Intermediate-Term Treasury Funds and Vanguard Short-Term Federal Fund came in well under 1%. Falling bond prices clipped the performances of the Short-Term and Intermediate-Term Treasury Funds, given that yields rose at the shorter end of the yield curve. The slim cushion provided from income earned over the six months, however, kept these funds in positive territory. Prices of the bonds in the Short-Term Federal Fund, which invests in the issues of federal agencies including Fannie Mae and Freddie Mac, held up better, but here too the income earned was modest. The three short- and intermediate-term funds’ allocations to shorter maturities contributed to their lagging their peer groups’ average returns, while the three funds’ performances versus their benchmarks were mixed.

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund (Investor Shares)	2014	2014
Short-Term Treasury	0.34%	0.44%
Short-Term Federal	0.63	0.50
Intermediate-Term Treasury	1.59	1.59
GNMA	2.67	2.51
Long-Term Treasury	3.37	2.98

7

The GNMA Fund outpaced its comparative standards. Although it primarily invests in Government National Mortgage Association pass-through certificates, some exposure to other government mortgage-backed securities boosted its performance.

Market predictions about yields often miss the mark

U.S. bond yields have been below their historical long-term averages for some time now.
But history has shown that just because yields are low doesn’t mean that they have to move higher.

At the end of 2010, the market believed yields were at such low levels that a significant rise was in the offing. The dotted line in the chart below shows where the market expected
Treasury yields to be three years down the road (as indicated by the so-called forward yield curve). For some maturities, those expectations implied that yields would more than double.

Bond yields rarely move as expected, however. The black line in the chart shows that Treasury yields at the end of 2013 were well below market expectations, and in fact even lower than where they had been three years earlier.

While the current low level of yields implies slim returns from bonds in the future, investors should keep in mind that it remains just as hard today as it was in 2010 to say where yields will head next.

The market’s forecast for 2013 yields versus where yields actually ended up

8

International bonds can help diversify interest rate risk
As the Fed further trims its bond purchases, we’re likely to see more headlines about the prospect of higher interest rates and lower bond prices. But the latest media speculation is never a sound basis for changing your portfolio’s long-term allocation to bonds, which serve to moderate the much higher volatility of stocks.

Investors can nevertheless reduce their exposure to U.S. interest rate risk by shifting some of their portfolio’s bond allocation into international bonds.

Using nearly three decades’ worth of data from periods when interest rates rose, Vanguard has found that adding international bonds (whether hedged for foreign currency risk or issued in U.S. dollars) can effectively diversify an investor’s portfolio of local bonds regardless of the investor’s home country. Much of this benefit arises because the interest rate movements of various markets can cancel one another out to some extent, leading to more stable returns.

Of course, there’s no guarantee that such trends will continue, and diversification doesn’t prevent losses. But it’s unlikely that all interest rates across the globe would increase at the same time or by the same magnitude. (You can read more in Fearful of Rising Interest Rates? Consider a More Global Bond Portfolio, available at vanguard.com/research.)

This strategy of global diversification is simple and straightforward and can make sense in any rate environment. And unlike changes in interest rates, such a strategy is under your control.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2014

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the six months ended July 31, 2014, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 0.08% for Investor Shares of the Short-Term Treasury Fund to 6.40% for Admiral Shares of the Long-Term Treasury Fund. While the Short-Term Treasury and Short-Term Federal Funds performed roughly in line with or outpaced their benchmark indexes, the other funds lagged theirs. All but the Long-Term Treasury Fund trailed the average returns for their peer groups.

The investment environment
Part of the gains that government bond funds made over the six months can be chalked up to a growing expectation that interest rates will stay low for an extended period.

As part of its third wave of quantitative easing aimed at helping the economy recover from the Great Recession, the Federal Reserve bought about $1 trillion worth of Treasuries and mortgage-backed securities over 2013. Given the scale of the program, the Fed’s talk of winding it down initially rattled investors and sent yields higher last year. But forward guidance from the Fed reassured the market that tapering

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2014	2014
2 years	0.35%	0.56%
3 years	0.70	1.02
5 years	1.51	1.77
10 years	2.70	2.56
30 years	3.64	3.31
Source: Vanguard.

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would be gradual and that interest rates would remain low for a considerable time even after the program ended. That helped yields at the long end of the curve ease back down this year. (The Fed was still purchasing about $35 billion in assets in July; it also continued to reinvest all interest payments and proceeds from maturing securities back into Treasuries and mortgage-backed securities.)

The fragility of growth at home and abroad also made any short-term rise in rates seem less likely. The pace of economic growth in many developed markets remained lackluster despite the best efforts of their central banks. And in the United States, severe winter weather contributed to a contraction in GDP at an annual rate of almost 3% in the first quarter, though the situation has since improved.

At the same time, a number of buyers came back to the bond market. Investors such as insurance companies and pension funds began to rebalance their portfolios, moving out of equities and into bonds after the strong run-up in the stock market last year. Demand increased as well from international buyers, who saw relative value in U.S. bonds. Even with yields for these securities at historically low levels, they still looked attractive compared with yields on Japanese and German sovereign debt, for example. And more risk-averse investors turned to government bonds as a safe harbor for their assets amid heightened tensions in Eastern Europe and the Middle East.

Over the six months, the yield curve flattened. The yield of the 2-year Treasury note rose 21 basis points to 0.56%, and that of the 5-year note was up 26 basis points to 1.77%. (A basis point is one-hundredth of a percentage point.) In contrast, the yield of the 10-year Treasury note fell 14 basis points to 2.56% and that of the 30-year bond dropped 33 basis points to 3.31%.

Management of the funds
All four funds had durations shorter than those of their benchmark indexes. That stance, which can act as a buffer against rising interest rates, proved to be a drag on performance this time for the Intermediate-Term Treasury Fund in particular. Its average duration at the end of the period was 5.1 years, compared with 6.5 years for its benchmark.

Temporary pricing differences also hurt the Long-Term Treasury Fund’s performance versus its benchmark.

On the positive side, some active yield curve management strategies added a little incremental return. And the Short-Term Federal Fund’s focus on mortgage-backed securities added to relative performance as those securities returned more than Treasuries over the six months.

The outlook
With longer-term bonds having had a strong run, returns may be more modest for the remainder of 2014. Income, rather than price appreciation, is likely to be the primary driver of performance. Prices may fall if interest rates rise sharply.

11

We expect growth in the U.S. economy to pick up, allowing the Fed to stay on schedule, concluding its bond purchases by year-end and slowly starting to tighten the federal funds target rate sometime in 2015. The tightening is likely to end, however, at a level below the historical average. With rising rates in the offing, we are entering the second half of the funds’ fiscal year with durations still shorter than those of their benchmarks.

An eventual tightening of monetary policy is likely to be accompanied by an increase in market volatility. Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek out opportunities to produce competitive returns.

Gregory Davis, CFA, Principal
Head of Fixed Income Group

Ronald M. Reardon, Principal
Head of Rates

David R. Glocke, Principal

Vanguard Fixed Income Group

August 18, 2014

For the GNMA Fund

For the six months ended July 31, 2014, Investor Shares of the Vanguard GNMA Fund returned 1.82% and Admiral Shares returned 1.87%. The fund outperformed its benchmark index as well as the average return of peer-group funds.

Investment environment
The Federal Reserve continued to reduce its asset-purchase program during the period. It tapered, as expected, by $10 billion per meeting of its policymaking Federal Open Market Committee and reduced its total monthly asset purchases to $35 billion beginning in July. In June, the committee modestly increased its projections for short-term interest rates in 2015 and 2016, signifying confidence that the U.S. economic recovery was on track. However, central bank officials slightly lowered their long-term outlook for rates because of a decline in longer-term growth projections.

U.S. economic data released during the first quarter was weaker as the harsh winter hurt housing, consumption, and employment. First-quarter GDP contracted at an annual rate of 2.9%—the economy’s worst performance in five years—but subsequent data implied a more encouraging GDP number for the second quarter. Housing started to regain lost ground after a weak start to the year. Home sales and housing starts picked up again while home prices continued to rise, but at a slower pace than in 2013. The labor market improved further, with strong payroll gains and a drop in the unemployment rate. Consumer confidence started to grow firmer as job prospects strengthened and manufacturing and service-sector activity rose. Inflation showed signs of picking up, but not enough to concern the Fed.

As a group, agency mortgage-backed securities (MBS) posted total returns of 1.84%, as measured by the Barclays

MBS Fixed Rate Index, outperforming Treasuries of equal duration by 0.35 percentage point over the six months.

Agency MBS underperformed Treasuries early in the period amid Fed tapering and indications that the Fed could begin raising rates earlier than initially expected. However, the sector rebounded early in the second quarter, aided by low volatility and range-bound U.S. Treasury yields. Fed officials also clarified that they were likely to delay the end of MBS principal reinvestment beyond the first rate increase; that clarification also supported agency MBS despite continued Fed tapering and geopolitical concerns.

The much-anticipated short-term supply/ demand imbalance began to appear in the MBS market in July, however, as the Fed kept reducing its MBS purchases. As a result, the sector underperformed again toward the end of the period, but it was able to hold onto a large portion of the gains year to date. MBS dollar rolls (a form of short-term financing using MBS as collateral) were weaker and are likely to continue to deteriorate across all coupon rates as the Fed’s taper reduces the excess front-month demand for mortgages. This reduces the carry available in the mortgage market and points toward wider spreads.

GNMA mortgages outperformed conventional MBS in the first quarter because of the renewed interest and collateralized mortgage obligation (CMO) demand from banks, since GNMAs received more favorable liquidity treatment in the first quarter under the new Basel III bank-capital rules. However, they underperformed conventional MBS in the second quarter as bank demand for CMOs appeared to have run its course.

Fund successes
The fund outperformed its benchmark for the period. Coupon positioning within 30-year GNMAs, particularly an underweighting of 3.5% coupons, was the primary contributor to relative performance. The fund’s out-of-benchmark allocation to Fannie Mae multifamily Delegated Underwriting and Servicing securities also added to relative returns.

Fund shortfalls
The fund’s duration and yield curve positioning hurt performance.

Fund positioning
We remain tactically cautious about mortgage-backed securities. The increase in market volatility driven by geopolitical risks, along with lower Fed purchases and a weaker roll market, pushed MBS spreads wider in July. Fed purchases have fallen from 70%–80% of gross issuance to below 50%. We might have expected a larger decline based on the typical spring rebound and the drop in rates, but MBS issuance has yet to increase meaningfully. In the interim, the Fed’s tapering of MBS purchases is expected to stay on track as the economy continues recovering. Thus, we expect that MBS spreads could widen further based on short-term technical weakness. Moreover, market participants, driven primarily by economics rather than monetary policy, will need to purchase new MBS, and we believe they will require

13

even wider spreads. In the meantime, our portfolio does not suffer from a lack of spread, because our underweights, which are concentrated in tighter, low-coupon MBS, are replaced with Fannie Mae Delegated Underwriting and Servicing bonds. This allows us to be patient and to let the rates, volatility, and MBS markets digest the Fed’s exit over the summer and fall.

As the second half of 2014 continues, returns in the GNMA MBS sector remain a story of income rather than capital appreciation. However, like virtually all bond funds, this fund is exposed to interest rate risk and, because bond yields and prices move inversely, the potential for loss of principal exists if and when rates rise. We continue to monitor macroeconomic conditions as well as the Fed’s tapering and exit strategy to manage this risk. Despite our cautious near-term stance, we believe that GNMAs’ yield advantage over Treasuries still offers investors a compelling opportunity over the long term.

Michael F. Garrett
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, llp

August 12, 2014

Short-Term Treasury Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.44%	0.54%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	97	149	8,818
Yield to Maturity
(before expenses)	0.7%	0.9%	2.3%
Average Coupon	1.2%	1.6%	3.3%
Average Duration	2.1 years	2.6 years	5.6 years
Average Effective
Maturity	2.3 years	2.7 years	7.7 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.90	0.62
Beta	0.68	0.21
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	79.9%
3 - 5 Years	19.7
5 - 7 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.6%
Not Rated	0.4
Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

15

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	2.64%	-1.79%	0.85%	0.95%
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.23	-0.15	0.08	0.14
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.84%	1.37%	2.06%	0.79%	2.85%
Admiral Shares	2/13/2001	0.94	1.48	2.18	0.79	2.97

See Financial Highlights for dividend and capital gains information.

16

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	0.250%	7/31/15	78,000	78,085
United States Treasury Note/Bond	1.750%	7/31/15	60,000	60,956
United States Treasury Note/Bond	4.250%	8/15/15	15,000	15,635
United States Treasury Note/Bond	0.375%	8/31/15	76,000	76,178
United States Treasury Note/Bond	1.250%	8/31/15	83,900	84,883
United States Treasury Note/Bond	0.250%	9/30/15	70,000	70,066
United States Treasury Note/Bond	1.250%	9/30/15	27,000	27,333
United States Treasury Note/Bond	0.250%	10/15/15	48,000	48,030
United States Treasury Note/Bond	0.250%	10/31/15	157,000	157,097
United States Treasury Note/Bond	1.250%	10/31/15	257,000	260,333
United States Treasury Note/Bond	0.250%	11/30/15	8,000	8,001
United States Treasury Note/Bond	1.375%	11/30/15	5,000	5,074
United States Treasury Note/Bond	0.250%	12/31/15	152,000	152,000
United States Treasury Note/Bond	2.125%	12/31/15	25,000	25,652
United States Treasury Note/Bond	0.375%	1/31/16	56,000	56,070
United States Treasury Note/Bond	2.000%	1/31/16	222,000	227,654
United States Treasury Note/Bond	4.500%	2/15/16	106,000	112,758
United States Treasury Note/Bond	0.250%	2/29/16	170,000	169,787
United States Treasury Note/Bond	2.125%	2/29/16	137,000	140,852
United States Treasury Note/Bond	2.625%	2/29/16	112,000	116,042
United States Treasury Note/Bond	0.250%	4/15/16	83,000	82,793
United States Treasury Note/Bond	0.375%	4/30/16	213,000	212,868
United States Treasury Note/Bond	2.000%	4/30/16	132,000	135,589
United States Treasury Note/Bond	2.625%	4/30/16	67,000	69,575
United States Treasury Note/Bond	0.250%	5/15/16	139,000	138,522
United States Treasury Note/Bond	0.375%	5/31/16	140,000	139,782
United States Treasury Note/Bond	1.750%	5/31/16	53,000	54,242
United States Treasury Note/Bond	3.250%	5/31/16	36,000	37,839
United States Treasury Note/Bond	0.500%	6/15/16	130,000	130,021
United States Treasury Note/Bond	0.500%	6/30/16	93,000	92,985
United States Treasury Note/Bond	1.500%	6/30/16	16,000	16,297
United States Treasury Note/Bond	3.250%	6/30/16	25,000	26,313
United States Treasury Note/Bond	0.625%	7/15/16	100,000	100,188
United States Treasury Note/Bond	0.500%	7/31/16	66,000	65,959
United States Treasury Note/Bond	1.500%	7/31/16	60,000	61,125
United States Treasury Note/Bond	0.625%	8/15/16	86,000	86,081

17

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.875%	8/15/16	30,000	32,620
United States Treasury Note/Bond	1.000%	8/31/16	90,000	90,760
United States Treasury Note/Bond	3.000%	8/31/16	51,000	53,558
United States Treasury Note/Bond	0.875%	9/15/16	77,000	77,409
United States Treasury Note/Bond	1.000%	9/30/16	79,000	79,617
United States Treasury Note/Bond	3.000%	9/30/16	54,000	56,784
United States Treasury Note/Bond	0.625%	10/15/16	68,000	67,936
United States Treasury Note/Bond	1.000%	10/31/16	14,000	14,098
United States Treasury Note/Bond	0.625%	11/15/16	139,000	138,761
United States Treasury Note/Bond	7.500%	11/15/16	20,000	23,100
United States Treasury Note/Bond	0.875%	11/30/16	115,000	115,431
United States Treasury Note/Bond	0.625%	12/15/16	140,000	139,607
United States Treasury Note/Bond	0.875%	12/31/16	55,000	55,155
United States Treasury Note/Bond	0.750%	1/15/17	125,000	124,902
United States Treasury Note/Bond	0.875%	1/31/17	110,000	110,207
United States Treasury Note/Bond	0.625%	2/15/17	127,000	126,365
United States Treasury Note/Bond	1.000%	3/31/17	48,000	48,143
United States Treasury Note/Bond	3.250%	3/31/17	9,000	9,565
United States Treasury Note/Bond	0.875%	4/30/17	155,000	154,781
United States Treasury Note/Bond	0.875%	5/15/17	105,000	104,819
United States Treasury Note/Bond	0.625%	5/31/17	55,000	54,484
United States Treasury Note/Bond	2.750%	5/31/17	36,000	37,806
United States Treasury Note/Bond	0.875%	6/15/17	76,000	75,774
United States Treasury Note/Bond	0.750%	6/30/17	75,000	74,473
United States Treasury Note/Bond	2.500%	6/30/17	40,000	41,719
United States Treasury Note/Bond	0.875%	7/15/17	62,000	61,777
United States Treasury Note/Bond	0.500%	7/31/17	25,000	24,602
United States Treasury Note/Bond	2.375%	7/31/17	17,000	17,664
United States Treasury Note/Bond	4.750%	8/15/17	12,000	13,327
United States Treasury Note/Bond	0.625%	9/30/17	50,000	49,211
United States Treasury Note/Bond	1.875%	9/30/17	70,000	71,618
United States Treasury Note/Bond	0.750%	10/31/17	45,000	44,395
United States Treasury Note/Bond	0.625%	11/30/17	111,000	108,849
United States Treasury Note/Bond	0.750%	12/31/17	141,000	138,642
United States Treasury Note/Bond	0.875%	1/31/18	50,000	49,281
United States Treasury Note/Bond	0.750%	2/28/18	30,000	29,391
United States Treasury Note/Bond	0.750%	3/31/18	55,000	53,780
United States Treasury Note/Bond	2.875%	3/31/18	50,000	52,688
United States Treasury Note/Bond	0.625%	4/30/18	101,000	98,128
United States Treasury Note/Bond	1.000%	5/31/18	93,000	91,474
United States Treasury Note/Bond	1.375%	6/30/18	9,817	9,783
United States Treasury Note/Bond	2.375%	6/30/18	8,000	8,278
United States Treasury Note/Bond	1.375%	7/31/18	12,000	11,944
United States Treasury Note/Bond	2.250%	7/31/18	7,000	7,206
United States Treasury Note/Bond	1.500%	8/31/18	59,000	58,945
1 United States Treasury Note/Bond	1.250%	10/31/18	76,000	74,955
United States Treasury Note/Bond	1.750%	10/31/18	35,000	35,235
United States Treasury Note/Bond	1.250%	11/30/18	28,000	27,580
United States Treasury Note/Bond	1.500%	12/31/18	37,000	36,786
United States Treasury Note/Bond	1.500%	1/31/19	9,000	8,938
United States Treasury Note/Bond	1.625%	3/31/19	11,000	10,961
United States Treasury Note/Bond	1.625%	4/30/19	26,200	26,089
United States Treasury Note/Bond	3.125%	5/15/19	30,000	31,945
United States Treasury Note/Bond	1.125%	5/31/19	55,000	53,436

18

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.500%	5/31/19	26,600	26,301
	United States Treasury Note/Bond	1.000%	6/30/19	8,600	8,290
	United States Treasury Note/Bond	1.625%	6/30/19	27,000	26,840
	United States Treasury Note/Bond	1.625%	7/31/19	27,000	26,827
					6,645,705
	Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	7.000%	11/1/15–3/1/16	101	103
[2,3]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	229	258
[2,3]	Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	38	39
					400
Total U.S. Government and Agency Obligations (Cost $6,649,160)					6,646,105

				Shares
	Temporary Cash Investment (0.4%)
	Money Market Fund (0.4%)
4	Vanguard Market Liquidity Fund
	(Cost $27,048)	0.118%		27,048,266	27,048

			Expiration
			Date	Contracts
	Options on Futures Purchased (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $126.00		8/1/14	57	1
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $125.50		8/22/14	56	11
	Total Options on Futures Purchased (Cost $28)				12
	Total Investments (99.9%) (Cost $6,676,236)				6,673,165
	Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $126.50		8/1/14	114	(2)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		8/22/14	56	(17)
Total Liability for Options Written (Premiums Received $23)					(19)
	Other Assets and Liabilities (0.1%)
	Other Assets				199,502
	Other Liabilities				(189,843)
					9,659
	Net Assets (100%)				6,682,805

Short-Term Treasury Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	6,681,647
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	4,094
Unrealized Appreciation (Depreciation)
Investment Securities	(3,055)
Futures Contracts	131
Options on Futures Contracts	(12)
Net Assets	6,682,805

Investor Shares—Net Assets
Applicable to 101,478,231 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,084,337
Net Asset Value Per Share—Investor Shares	$10.69

Admiral Shares—Net Assets
Applicable to 523,934,606 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,598,468
Net Asset Value Per Share—Admiral Shares	$10.69

See Note A in Notes to Financial Statements.
1 Securities with a value of $611,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest[1]	21,588
Total Income	21,588
Expenses
The Vanguard Group—Note B
Investment Advisory Services	351
Management and Administrative—Investor Shares	893
Management and Administrative—Admiral Shares	1,816
Marketing and Distribution—Investor Shares	117
Marketing and Distribution—Admiral Shares	547
Custodian Fees	34
Shareholders’ Reports—Investor Shares	36
Shareholders’ Reports—Admiral Shares	37
Trustees’ Fees and Expenses	3
Total Expenses	3,834
Net Investment Income	17,754
Realized Net Gain (Loss)
Investment Securities Sold	4,011
Futures Contracts	715
Options on Futures Contracts	(83)
Realized Net Gain (Loss)	4,643
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(15,496)
Futures Contracts	669
Options on Futures Contracts	197
Change in Unrealized Appreciation (Depreciation)	(14,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,767
1 Interest income from an affiliated company of the fund was $28,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,754	28,143
Realized Net Gain (Loss)	4,643	10,658
Change in Unrealized Appreciation (Depreciation)	(14,630)	(15,903)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,767	22,898
Distributions
Net Investment Income
Investor Shares	(2,547)	(4,697)
Admiral Shares	(15,207)	(23,446)
Realized Capital Gain[1]
Investor Shares	(424)	(1,209)
Admiral Shares	(2,066)	(5,521)
Total Distributions	(20,244)	(34,873)
Capital Share Transactions
Investor Shares	(64,695)	(293,888)
Admiral Shares	248,528	490,529
Net Increase (Decrease) from Capital Share Transactions	183,833	196,641
Total Increase (Decrease)	171,356	184,666
Net Assets
Beginning of Period	6,511,449	6,326,783
End of Period	6,682,805	6,511,449
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $1,224,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.71	$10.73	$10.81	$10.70	$10.81	$10.89
Investment Operations
Net Investment Income	.024	.039	.044	.071	.116	.175
Net Realized and Unrealized Gain (Loss)
on Investments	(. 016)	(. 009)	(. 002)	.167	. 089	. 092
Total from Investment Operations	.008	.030	.042	. 238	. 205	. 267
Distributions
Dividends from Net Investment Income	(. 024)	(. 039)	(. 044)	(. 071)	(.116)	(.170)
Distributions from Realized Capital Gains	(. 004)	(. 011)	(. 078)	(. 057)	(.199)	(.177)
Total Distributions	(. 028)	(. 050)	(.122)	(.128)	(. 315)	(. 347)
Net Asset Value, End of Period	$10.69	$10.71	$10.73	$10.81	$10.70	$10.81

Total Return[1]	0.08%	0.28%	0.39%	2.24%	1.92%	2.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,084	$1,151	$1,448	$1,765	$1,874	$2,343
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.46%	0.37%	0.41%	0.66%	1.07%	1.62%
Portfolio Turnover Rate	68%	80%	176%[2]	302%[2]	124%	130%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 63% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.71	$10.73	$10.81	$10.70	$10.81	$10.89
Investment Operations
Net Investment Income	.030	.050	.055	.082	.129	.187
Net Realized and Unrealized Gain (Loss)
on Investments	(. 016)	(. 009)	(. 002)	.167	. 089	. 092
Total from Investment Operations	.014	.041	.053	. 249	. 218	. 279
Distributions
Dividends from Net Investment Income	(. 030)	(. 050)	(. 055)	(. 082)	(.129)	(.182)
Distributions from Realized Capital Gains	(. 004)	(. 011)	(. 078)	(. 057)	(.199)	(.177)
Total Distributions	(. 034)	(. 061)	(.133)	(.139)	(. 328)	(. 359)
Net Asset Value, End of Period	$10.69	$10.71	$10.73	$10.81	$10.70	$10.81

Total Return	0.13%	0.38%	0.49%	2.34%	2.05%	2.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,598	$5,360	$4,879	$4,779	$4,690	$4,031
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.56%	0.47%	0.51%	0.76%	1.19%	1.72%
Portfolio Turnover Rate	68%	80%	176%[1]	302%[1]	124%	130%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 63% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

25

Short-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average of market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of

26

Short-Term Treasury Fund

$663,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,646,105	—
Temporary Cash Investments	27,048	—	—
Futures Contracts—Assets[1]	41	—	—
Futures Contracts—Liabilities[1]	(27)	—	—
Options on Futures Purchased	12	—	—
Liability for Options Written	(19)	—	—
Total	27,055	6,646,105	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(856)	(106,666)	107
5-Year U.S. Treasury Note	September 2014	(330)	(39,216)	5
Ultra Long U.S. Treasury Bond	September 2014	(70)	(10,559)	19
				131

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

27

Short-Term Treasury Fund

Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2014, the cost of investment securities for tax purposes was $6,677,486,000. Net unrealized depreciation of investment securities for tax purposes was $4,321,000, consisting of unrealized gains of $9,463,000 on securities that had risen in value since their purchase and $13,784,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $2,404,182,000 of investment securities and sold $2,223,113,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2014.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2014	830	267
Options written	1,194	521
Options expired	(219)	(125)
Options closed	(1,622)	(636)
Options exercised	(13)	(4)
Balance at July 31, 2014	170	23

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	114,818	10,732	321,386	30,008
Issued in Lieu of Cash Distributions	2,738	256	5,396	504
Redeemed	(182,251)	(17,035)	(620,670)	(57,964)
Net Increase (Decrease)—Investor Shares	(64,695)	(6,047)	(293,888)	(27,452)
Admiral Shares
Issued	824,318	77,065	2,112,804	197,333
Issued in Lieu of Cash Distributions	14,471	1,353	25,544	2,385
Redeemed	(590,261)	(55,180)	(1,647,819)	(153,935)
Net Increase (Decrease)—Admiral Shares	248,528	23,238	490,529	45,783

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

28

Short-Term Federal Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.50%	0.60%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	84	619	8,818
Yield to Maturity
(before expenses)	1.0%	0.9%	2.3%
Average Coupon	1.6%	1.6%	3.3%
Average Duration	2.4 years	2.6 years	5.6 years
Average Effective
Maturity	2.7 years	2.7 years	7.7 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	14.8%
Treasury/Agency	85.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.91	0.77
Beta	0.96	0.32
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	-3.6%
1 - 3 Years	72.8
3 - 5 Years	25.6
5 - 7 Years	5.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	88.5%
Not Rated	11.5
Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

29

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	2.76%	-1.78%	0.98%	1.15%
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.27	0.00	0.27	0.16
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	1.33%	1.88%	2.40%	0.86%	3.26%
Admiral Shares	2/12/2001	1.43	1.98	2.50	0.86	3.36

See Financial Highlights for dividend and capital gains information.

30

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (9.4%)
	United States Treasury Note/Bond	2.250%	3/31/16	17,618	18,166
	United States Treasury Note/Bond	1.750%	5/31/16	3,775	3,863
1	United States Treasury Note/Bond	1.500%	6/30/16	50,000	50,929
	United States Treasury Note/Bond	0.500%	7/31/16	56,900	56,865
	United States Treasury Note/Bond	1.500%	7/31/16	74,250	75,642
	United States Treasury Note/Bond	0.625%	10/15/16	105,500	105,401
	United States Treasury Note/Bond	0.875%	7/15/17	165,150	164,557
	United States Treasury Note/Bond	0.750%	3/31/18	5,600	5,476
					480,899
Agency Bonds and Notes (79.3%)
†	AID-Jordan	1.945%	6/23/19	36,000	36,090
†	AID-Tunisia	2.452%	7/24/21	15,000	15,019
2	Federal Home Loan Banks	0.250%	2/20/15	5,000	5,003
2	Federal Home Loan Banks	0.375%	8/28/15	103,250	103,425
2	Federal Home Loan Banks	1.750%	9/11/15	21,000	21,347
2	Federal Home Loan Banks	2.875%	9/11/15	24,000	24,696
2	Federal Home Loan Banks	1.625%	12/11/15	5,000	5,089
2	Federal Home Loan Banks	0.375%	2/19/16	138,750	138,736
2	Federal Home Loan Banks	0.370%	3/21/16	150,000	149,898
2	Federal Home Loan Banks	0.375%	6/10/16	26,000	25,939
2	Federal Home Loan Banks	2.000%	9/9/16	8,420	8,662
2	Federal Home Loan Banks	0.875%	5/24/17	36,750	36,624
[2,3]	Federal Home Loan Banks	1.100%	9/19/17	75,000	74,786
4	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	4,000	4,008
4	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	24,500	24,904
[3,4]	Federal Home Loan Mortgage Corp.	0.500%	9/25/15	35,075	35,172
4	Federal Home Loan Mortgage Corp.	0.400%	3/15/16	140,000	139,973
4	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	10,500	10,504
[3,4]	Federal Home Loan Mortgage Corp.	0.550%	5/20/16	45,450	45,460
[3,4]	Federal Home Loan Mortgage Corp.	0.650%	7/29/16	27,750	27,770
[3,4]	Federal Home Loan Mortgage Corp.	0.700%	9/27/16	25,000	24,960
[3,4]	Federal Home Loan Mortgage Corp.	0.650%	9/30/16	100,000	99,894
4	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	80,400	80,722
[3,4]	Federal Home Loan Mortgage Corp.	0.800%	11/21/16	42,750	42,766
[3,4]	Federal Home Loan Mortgage Corp.	0.875%	1/30/17	100,000	99,934
4	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	244,000	243,915
4	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	122,500	122,881

31

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[3,4]	Federal Home Loan Mortgage Corp.	1.100%	7/21/17	100,000	99,919
[3,4]	Federal Home Loan Mortgage Corp.	1.250%	8/14/17	100,000	99,970
4	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	187,650	183,940
4	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	55,250	54,257
4	Federal National Mortgage Assn.	0.500%	7/2/15	70,000	70,193
4	Federal National Mortgage Assn.	2.375%	7/28/15	106,500	108,794
[4,5]	Federal National Mortgage Assn.	0.500%	9/28/15	242,750	243,481
4	Federal National Mortgage Assn.	4.375%	10/15/15	30,000	31,481
4	Federal National Mortgage Assn.	1.625%	10/26/15	254,000	258,244
4	Federal National Mortgage Assn.	0.375%	12/21/15	57,000	57,050
4	Federal National Mortgage Assn.	2.250%	3/15/16	10,705	11,023
4	Federal National Mortgage Assn.	0.500%	3/30/16	202,250	202,547
4	Federal National Mortgage Assn.	2.375%	4/11/16	85,250	87,985
4	Federal National Mortgage Assn.	0.625%	8/26/16	34,000	34,037
[3,4]	Federal National Mortgage Assn.	0.625%	10/25/16	100,000	99,656
4	Federal National Mortgage Assn.	1.250%	1/30/17	165,000	166,703
4	Federal National Mortgage Assn.	5.000%	2/13/17	6,000	6,623
4	Federal National Mortgage Assn.	1.125%	4/27/17	109,000	109,429
4	Federal National Mortgage Assn.	5.000%	5/11/17	35,000	38,816
[3,4]	Federal National Mortgage Assn.	1.000%	8/14/17	35,000	34,761
[3,4]	Federal National Mortgage Assn.	1.070%	9/27/17	27,000	26,848
4	Federal National Mortgage Assn.	0.875%	10/26/17	73,500	72,793
[3,4]	Federal National Mortgage Assn.	1.000%	11/28/17	20,500	20,342
4	Federal National Mortgage Assn.	0.875%	2/8/18	77,600	76,367
[3,4]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	9,848
4	Federal National Mortgage Assn.	1.750%	6/20/19	21,000	20,893
4	Federal National Mortgage Assn.	1.750%	9/12/19	83,500	82,774
4	Federal National Mortgage Assn.	0.000%	10/9/19	130,000	113,889
					4,070,840
Conventional Mortgage-Backed Securities (10.3%)
[3,4]	Fannie Mae Pool	2.000%	10/1/27–7/1/28	12,181	11,938
[3,4,6] Fannie Mae Pool		2.500%	12/1/27–8/1/29	74,463	74,953
[3,4,6] Fannie Mae Pool		3.000%	12/1/20–8/1/29	80,623	83,121
[3,4,6] Fannie Mae Pool		3.500%	11/1/24–8/1/29	53,957	56,888
[3,4]	Fannie Mae Pool	4.000%	10/1/14–12/1/28	39,801	42,306
[3,4]	Fannie Mae Pool	4.500%	11/1/14–10/1/25	22,961	24,332
[3,4]	Fannie Mae Pool	5.000%	10/1/14–5/1/44	18,886	20,010
[3,4]	Fannie Mae Pool	5.500%	3/1/16–1/1/25	10,932	11,591
[3,4]	Fannie Mae Pool	6.000%	4/1/17–5/1/24	898	959
[3,4]	Fannie Mae Pool	6.500%	8/1/16–9/1/16	1,390	1,448
[3,4]	Fannie Mae Pool	7.500%	3/1/15–8/1/15	12	12
[3,4]	Fannie Mae Pool	8.000%	10/1/14–9/1/15	78	80
[3,4,6] Freddie Mac Gold Pool		2.000%	9/1/28–8/1/29	10,388	10,154
[3,4,6] Freddie Mac Gold Pool		2.500%	6/1/22–8/1/29	51,594	51,948
[3,4,6] Freddie Mac Gold Pool		3.000%	6/1/29–8/1/29	52,000	53,462
[3,4,6] Freddie Mac Gold Pool		3.500%	6/1/21–8/1/29	33,843	35,579
[3,4]	Freddie Mac Gold Pool	4.000%	1/1/15–9/1/26	25,434	26,966
[3,4]	Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	15,677	16,651
[3,4]	Freddie Mac Gold Pool	5.000%	6/1/17–6/1/25	8,315	8,863
[3,4]	Freddie Mac Gold Pool	5.500%	1/1/16–9/1/21	272	286
[3,4]	Freddie Mac Gold Pool	6.000%	10/1/18	75	76
					531,623
Total U.S. Government and Agency Obligations (Cost $5,088,110)					5,083,362

32

Short-Term Federal Fund

				Market
				Value•
	Coupon		Shares	($000)
Temporary Cash Investment (10.8%)
Money Market Fund (10.8%)
7 Vanguard Market Liquidity Fund
(Cost $554,786)	0.118%		554,785,645	554,786

		Expiration
		Date	Contracts
Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/1/14	44	1
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/22/14	44	8
Total Options on Futures Purchased (Cost $22)				9
Total Investments (109.8%) (Cost $5,642,918)				5,638,157
Liability for Options Written (0.0%)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		8/22/14	44	(13)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		8/1/14	87	(1)
Total Liability for Options Written (Premiums received $17)				(14)
Other Assets and Liabilities (-9.8%)
Other Assets				58,896
Other Liabilities				(561,699)
				(502,803)
Net Assets (100%)				5,135,340

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				5,083,362
Option Contracts Purchased				9
Affiliated Vanguard Funds				554,786
Total Investment in Securities				5,638,157
Receivables for Investment Securities Sold				39,668
Other Assets				19,228
Total Assets				5,697,053
Liabilities
Payables for Investment Securities Purchased				550,360
Option Contracts Written				14
Other Liabilities				11,339
Total Liabilities				561,713
Net Assets				5,135,340

33

Short-Term Federal Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	5,142,946
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(2,950)
Unrealized Appreciation (Depreciation)
Investment Securities	(4,748)
Futures Contracts	102
Options on Futures Contracts	(10)
Net Assets	5,135,340

Investor Shares—Net Assets
Applicable to 89,391,812 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	959,679
Net Asset Value Per Share—Investor Shares	$10.74

Admiral Shares—Net Assets
Applicable to 388,951,799 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,175,661
Net Asset Value Per Share—Admiral Shares	$10.74

See Note A in Notes to Financial Statements.
1 Securities with a value of $322,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $702,000 have been segregated as initial margin for open futures contracts.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2014.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
† U.S. government guaranteed.
See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest[1]	19,527
Total Income	19,527
Expenses
The Vanguard Group—Note B
Investment Advisory Services	281
Management and Administrative—Investor Shares	803
Management and Administrative—Admiral Shares	1,398
Marketing and Distribution—Investor Shares	111
Marketing and Distribution—Admiral Shares	431
Custodian Fees	40
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	2
Total Expenses	3,094
Net Investment Income	16,433
Realized Net Gain (Loss)
Investment Securities Sold	6,905
Futures Contracts	49
Options on Futures Contracts	(140)
Realized Net Gain (Loss)	6,814
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(7,519)
Futures Contracts	723
Options on Futures Contracts	157
Change in Unrealized Appreciation (Depreciation)	(6,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,608
1 Interest income from an affiliated company of the fund was $348,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,433	33,561
Realized Net Gain (Loss)	6,814	(8,834)
Change in Unrealized Appreciation (Depreciation)	(6,639)	(10,747)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,608	13,980
Distributions
Net Investment Income
Investor Shares	(2,747)	(8,218)
Admiral Shares	(13,686)	(25,343)
Realized Capital Gain[1]
Investor Shares	—	(1,032)
Admiral Shares	—	(2,115)
Total Distributions	(16,433)	(36,708)
Capital Share Transactions
Investor Shares	(91,897)	(825,235)
Admiral Shares	(29,025)	427,949
Net Increase (Decrease) from Capital Share Transactions	(120,922)	(397,286)
Total Increase (Decrease)	(120,747)	(420,014)
Net Assets
Beginning of Period	5,256,087	5,676,101
End of Period	5,135,340	5,256,087
1 Includes fiscal 2014 short-term gain distributions totaling $1,049,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.74	$10.78	$10.89	$10.77	$10.81	$10.81
Investment Operations
Net Investment Income	.029	.058	.061	.106	.163	. 253
Net Realized and Unrealized Gain (Loss)
on Investments	—	(.034)	.022	.225	.104	.174
Total from Investment Operations	.029	.024	.083	. 331	. 267	. 427
Distributions
Dividends from Net Investment Income	(. 029)	(. 058)	(. 061)	(.106)	(.163)	(. 253)
Distributions from Realized Capital Gains	—	(. 006)	(.132)	(.105)	(.144)	(.174)
Total Distributions	(. 029)	(. 064)	(.193)	(. 211)	(. 307)	(. 427)
Net Asset Value, End of Period	$10.74	$10.74	$10.78	$10.89	$10.77	$10.81

Total Return[1]	0.27%	0.22%	0.76%	3.09%	2.50%	4.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$960	$1,051	$1,884	$2,282	$2,465	$2,542
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.55%	0.54%	0.56%	0.97%	1.49%	2.29%
Portfolio Turnover Rate	359%[2]	418%[2]	436%[2]	411%[2]	211%[2]	370%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 79%, 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.74	$10.78	$10.89	$10.77	$10.81	$10.81
Investment Operations
Net Investment Income	.035	.069	.071	.117	.176	. 264
Net Realized and Unrealized Gain (Loss)
on Investments	—	(.034)	.022	.225	.104	.174
Total from Investment Operations	.035	.035	.093	. 342	. 280	. 438
Distributions
Dividends from Net Investment Income	(. 035)	(. 069)	(. 071)	(.117)	(.176)	(. 264)
Distributions from Realized Capital Gains	—	(. 006)	(.132)	(.105)	(.144)	(.174)
Total Distributions	(. 035)	(. 075)	(. 203)	(. 222)	(. 320)	(. 438)
Net Asset Value, End of Period	$10.74	$10.74	$10.78	$10.89	$10.77	$10.81

Total Return	0.32%	0.33%	0.86%	3.20%	2.62%	4.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,176	$4,205	$3,792	$3,481	$3,419	$2,751
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.65%	0.64%	0.66%	1.07%	1.61%	2.39%
Portfolio Turnover Rate	359%[1]	418%[1]	436%[1]	411%[1]	211%[1]	370%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes 79%, 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

39

Short-Term Federal Fund

During the period ended July 31, 2014, the fund’s average investments in long and short futures contracts represented 7% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

40

Short-Term Federal Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $520,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

41

Short-Term Federal Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,083,362	—
Temporary Cash Investments	554,786	—	—
Futures Contracts—Assets[1]	154	—	—
Futures Contracts—Liabilities[1]	(20)	—	—
Options Purchased	9	—	—
Liability for Options Written	(14)	—	—
Total	554,915	5,083,362	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(1,273)	(158,628)	376
2-Year U.S. Treasury Note	October 2014	721	158,203	(109)
5-Year U.S. Treasury Note	September 2014	919	109,210	(137)
Ultra Long U.S. Treasury Bond	September 2014	(49)	(7,391)	12
30-Year U.S. Treasury Bond	September 2014	(19)	(2,611)	(40)
				102
Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2014, the fund had available capital losses totaling $9,541,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

42

Short-Term Federal Fund

At July 31, 2014, the cost of investment securities for tax purposes was $5,643,197,000. Net unrealized depreciation of investment securities for tax purposes was $5,040,000, consisting of unrealized gains of $5,572,000 on securities that had risen in value since their purchase and $10,612,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $8,208,701,000 of investment securities and sold $7,858,539,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s covered call options written during the six months ended July 31, 2014:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2014	666	215
Options written	937	411
Options expired	(176)	(100)
Options closed	(1,286)	(506)
Options exercised	(10)	(3)
Balance at July 31, 2014	131	17

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	84,944	7,917	324,424	30,197
Issued in Lieu of Cash Distributions	2,491	232	8,470	789
Redeemed	(179,332)	(16,694)	(1,158,129)	(107,862)
Net Increase (Decrease)—Investor Shares	(91,897)	(8,545)	(825,235)	(76,876)
Admiral Shares
Issued	609,318	56,732	1,918,315	178,720
Issued in Lieu of Cash Distributions	12,016	1,118	23,765	2,213
Redeemed	(650,359)	(60,562)	(1,514,131)	(141,098)
Net Increase (Decrease)—Admiral Shares	(29,025)	(2,712)	427,949	39,835

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

43

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.59%	1.69%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	70	56	8,818
Yield to Maturity
(before expenses)	1.8%	2.2%	2.3%
Average Coupon	1.8%	2.5%	3.3%
Average Duration	5.1 years	6.5 years	5.6 years
Average Effective
Maturity	5.7 years	7.0 years	7.7 years
Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.84
Beta	0.72	1.15
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	0.7%
3 - 5 Years	45.3
5 - 7 Years	29.0
7 - 10 Years	24.9
10 - 20 Years	0.1

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.2%
Not Rated	0.8
Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

44

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.48%	-1.34%	3.14%	3.61%
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	0.80	-0.20	0.60	1.29
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	2.07%	4.08%	3.21%	1.69%	4.90%
Admiral Shares	2/12/2001	2.18	4.19	3.34	1.69	5.03

See Financial Highlights for dividend and capital gains information.

45

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (99.3%)
United States Treasury Note/Bond	0.250%	7/15/15	8,000	8,009
United States Treasury Note/Bond	0.375%	4/30/16	14,000	13,991
United States Treasury Note/Bond	0.875%	4/15/17	22,000	21,990
United States Treasury Note/Bond	1.875%	8/31/17	18,000	18,433
United States Treasury Note/Bond	0.625%	9/30/17	116,000	114,170
United States Treasury Note/Bond	1.875%	9/30/17	126,000	128,913
United States Treasury Note/Bond	0.750%	10/31/17	15,000	14,798
United States Treasury Note/Bond	1.875%	10/31/17	140,000	143,150
United States Treasury Note/Bond	0.750%	12/31/17	5,000	4,916
United States Treasury Note/Bond	0.875%	1/31/18	56,000	55,195
United States Treasury Note/Bond	2.625%	1/31/18	43,000	44,955
United States Treasury Note/Bond	0.750%	2/28/18	47,000	46,045
United States Treasury Note/Bond	0.750%	3/31/18	10,000	9,778
United States Treasury Note/Bond	0.625%	4/30/18	42,000	40,806
United States Treasury Note/Bond	1.000%	5/31/18	32,000	31,475
United States Treasury Note/Bond	1.375%	6/30/18	8,838	8,808
United States Treasury Note/Bond	2.375%	6/30/18	119,500	123,645
United States Treasury Note/Bond	2.250%	7/31/18	329,000	338,666
United States Treasury Note/Bond	1.500%	8/31/18	53,500	53,450
United States Treasury Note/Bond	1.375%	9/30/18	253,000	251,143
United States Treasury Note/Bond	1.375%	11/30/18	63,000	62,409
United States Treasury Note/Bond	1.375%	12/31/18	10,000	9,894
United States Treasury Note/Bond	1.500%	12/31/18	233,000	231,653
United States Treasury Note/Bond	1.250%	1/31/19	61,000	59,951
United States Treasury Note/Bond	1.500%	1/31/19	37,000	36,745
United States Treasury Note/Bond	1.375%	2/28/19	15,000	14,796
United States Treasury Note/Bond	1.500%	2/28/19	91,000	90,275
United States Treasury Note/Bond	1.500%	3/31/19	78,000	77,342
United States Treasury Note/Bond	1.625%	3/31/19	19,000	18,932
United States Treasury Note/Bond	1.250%	4/30/19	17,000	16,652
United States Treasury Note/Bond	1.625%	4/30/19	58,000	57,755
United States Treasury Note/Bond	1.125%	5/31/19	108,000	104,928
United States Treasury Note/Bond	1.500%	5/31/19	54,000	53,393
United States Treasury Note/Bond	1.000%	6/30/19	20,000	19,278
United States Treasury Note/Bond	1.625%	6/30/19	11,000	10,935
United States Treasury Note/Bond	0.875%	7/31/19	50,000	47,813
United States Treasury Note/Bond	1.625%	7/31/19	47,000	46,699

46

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.000%	8/31/19	49,000	47,070
	United States Treasury Note/Bond	1.000%	9/30/19	147,000	141,029
	United States Treasury Note/Bond	1.000%	11/30/19	20,000	19,116
	United States Treasury Note/Bond	1.125%	12/31/19	111,000	106,629
	United States Treasury Note/Bond	1.250%	2/29/20	81,000	78,077
	United States Treasury Note/Bond	1.125%	3/31/20	26,000	24,834
	United States Treasury Note/Bond	1.125%	4/30/20	11,000	10,489
	United States Treasury Note/Bond	1.375%	5/31/20	8,000	7,728
	United States Treasury Note/Bond	1.875%	6/30/20	6,000	5,956
	United States Treasury Note/Bond	2.625%	8/15/20	98,500	101,824
	United States Treasury Note/Bond	2.125%	8/31/20	13,000	13,051
	United States Treasury Note/Bond	2.000%	9/30/20	3,500	3,484
	United States Treasury Note/Bond	1.750%	10/31/20	80,000	78,350
1	United States Treasury Note/Bond	2.625%	11/15/20	601,000	620,160
	United States Treasury Note/Bond	2.000%	11/30/20	12,500	12,412
	United States Treasury Note/Bond	2.000%	2/28/21	39,300	38,870
	United States Treasury Note/Bond	2.000%	5/31/21	22,000	21,691
	United States Treasury Note/Bond	2.125%	6/30/21	39,000	38,732
	United States Treasury Note/Bond	2.250%	7/31/21	20,000	20,012
	United States Treasury Note/Bond	2.125%	8/15/21	122,500	121,619
	United States Treasury Note/Bond	2.000%	11/15/21	108,500	106,499
	United States Treasury Note/Bond	2.000%	2/15/22	111,000	108,624
	United States Treasury Note/Bond	1.750%	5/15/22	63,000	60,293
	United States Treasury Note/Bond	1.625%	8/15/22	72,000	68,018
	United States Treasury Note/Bond	1.625%	11/15/22	160,000	150,475
	United States Treasury Note/Bond	2.000%	2/15/23	121,000	116,879
	United States Treasury Note/Bond	1.750%	5/15/23	268,100	252,684
	United States Treasury Note/Bond	2.500%	8/15/23	45,400	45,449
	United States Treasury Note/Bond	2.750%	11/15/23	23,500	23,974
	United States Treasury Note/Bond	2.750%	2/15/24	90,000	91,617
	United States Treasury Note/Bond	2.500%	5/15/24	88,500	88,003
	United States Treasury Note/Bond	7.500%	11/15/24	5,000	7,248
					5,062,682
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	42	43
Total U.S. Government and Agency Obligations (Cost $5,053,881)					5,062,725

				Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
4	Vanguard Market Liquidity Fund
	(Cost $39,393)	0.118%		39,392,815	39,393

			Expiration
			Date	Contracts
Options on Futures Purchased (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $126.00		8/1/14	44	1
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $125.50		8/22/14	44	8
Total Options on Futures Purchased (Cost $22)					9
Total Investments (100.1%) (Cost $5,093,296)					5,102,127

47

Intermediate-Term Treasury Fund

			Market
	Expiration		Value
	Date	Contracts	($000)
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	8/1/14	88	(1)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	8/22/14	44	(13)
Total Liability for Options Written (Premiums received $17)			(14)
Other Assets and Liabilities (-0.1%)
Other Assets			117,223
Other Liabilities			(123,830)
			(6,607)
Net Assets (100%)			5,095,506

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	5,084,158
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,392
Unrealized Appreciation (Depreciation)
Investment Securities	8,844
Futures Contracts	122
Options on Futures Contracts	(10)
Net Assets	5,095,506

Investor Shares—Net Assets
Applicable to 122,190,383 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,373,499
Net Asset Value Per Share—Investor Shares	$11.24

Admiral Shares—Net Assets
Applicable to 331,120,455 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,722,007
Net Asset Value Per Share—Admiral Shares	$11.24

See Note A in Notes to Financial Statements.
1 Securities with a value of $485,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest[1]	46,057
Total Income	46,057
Expenses
The Vanguard Group—Note B
Investment Advisory Services	270
Management and Administrative—Investor Shares	1,145
Management and Administrative—Admiral Shares	1,277
Marketing and Distribution—Investor Shares	147
Marketing and Distribution—Admiral Shares	319
Custodian Fees	26
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	3,222
Net Investment Income	42,835
Realized Net Gain (Loss)
Investment Securities Sold	3,289
Futures Contracts	486
Options on Futures Contracts	(63)
Realized Net Gain (Loss)	3,712
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(15,006)
Futures Contracts	529
Options on Futures Contracts	151
Change in Unrealized Appreciation (Depreciation)	(14,326)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,221
1 Interest income from an affiliated company of the fund was $23,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,835	86,279
Realized Net Gain (Loss)	3,712	36,567
Change in Unrealized Appreciation (Depreciation)	(14,326)	(167,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,221	(44,834)
Distributions
Net Investment Income
Investor Shares	(11,384)	(24,769)
Admiral Shares	(31,451)	(61,510)
Realized Capital Gain
Investor Shares	(3,452)	(7,344)
Admiral Shares	(8,683)	(17,593)
Total Distributions	(54,970)	(111,216)
Capital Share Transactions
Investor Shares	(89,546)	(384,585)
Admiral Shares	119,224	(384,439)
Net Increase (Decrease) from Capital Share Transactions	29,678	(769,024)
Total Increase (Decrease)	6,929	(925,074)
Net Assets
Beginning of Period	5,088,577	6,013,651
End of Period	5,095,506	5,088,577

See accompanying Notes, which are an integral part of the Financial Statements.

50

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.29	$11.60	$11.78	$11.34	$11.28	$11.78
Investment Operations
Net Investment Income	.091	.170	.156	.226	.299	.356
Net Realized and Unrealized Gain (Loss)
on Investments	(.023)	(.256)	(.028)	.931	.323	(.050)
Total from Investment Operations	.068	(.086)	.128	1.157	.622	.306
Distributions
Dividends from Net Investment Income	(. 091)	(.170)	(.156)	(. 226)	(. 299)	(. 354)
Distributions from Realized Capital Gains	(. 027)	(. 054)	(.152)	(. 491)	(. 263)	(. 452)
Total Distributions	(.118)	(. 224)	(. 308)	(.717)	(. 562)	(. 806)
Net Asset Value, End of Period	$11.24	$11.29	$11.60	$11.78	$11.34	$11.28

Total Return[1]	0.60%	-0.74%	1.10%	10.36%	5.59%	2.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,373	$1,469	$1,902	$2,385	$2,259	$2,420
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.48%	1.33%	1.92%	2.58%	3.08%
Portfolio Turnover Rate	39%	42%	117%[2]	273%[2]	80%	109%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 64% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.29	$11.60	$11.78	$11.34	$11.28	$11.78
Investment Operations
Net Investment Income	.096	.181	.168	.237	.313	.371
Net Realized and Unrealized Gain (Loss)
on Investments	(.023)	(.256)	(.028)	.931	.323	(.050)
Total from Investment Operations	.073	(.075)	.140	1.168	.636	.321
Distributions
Dividends from Net Investment Income	(. 096)	(.181)	(.168)	(. 237)	(. 313)	(. 369)
Distributions from Realized Capital Gains	(. 027)	(. 054)	(.152)	(. 491)	(. 263)	(. 452)
Total Distributions	(.123)	(. 235)	(. 320)	(.728)	(. 576)	(. 821)
Net Asset Value, End of Period	$11.24	$11.29	$11.60	$11.78	$11.34	$11.28

Total Return	0.65%	-0.64%	1.20%	10.47%	5.72%	2.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,722	$3,619	$4,112	$4,115	$4,101	$3,556
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.58%	1.43%	2.02%	2.70%	3.21%
Portfolio Turnover Rate	39%	42%	117%[1]	273%[1]	80%	109%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Includes 64% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

53

Intermediate-Term Treasury Fund

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts each represented 2% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average of market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

54

Intermediate-Term Treasury Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $520,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,062,725	—
Temporary Cash Investments	39,393	—	—
Futures Contracts—Assets[1]	22	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Options on Futures Purchased	9	—	—
Liability for Options Written	(14)	—	—
Total	39,404	5,062,725	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(991)	(123,488)	97
5-Year U.S. Treasury Note	September 2014	256	30,422	10
Ultra Long U.S. Treasury Bond	September 2014	(54)	(8,146)	15
				122

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

55

Intermediate-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2014, the cost of investment securities for tax purposes was $5,093,956,000. Net unrealized appreciation of investment securities for tax purposes was $8,171,000, consisting of unrealized gains of $56,653,000 on securities that had risen in value since their purchase and $48,482,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $1,013,005,000 of investment securities and sold $990,914,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2014.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2014	640	206
Options written	922	396
Options expired	(169)	(96)
Options closed	(1,251)	(486)
Options exercised	(10)	(3)
Balance at July 31, 2014	132	17

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	121,662	10,806	289,640	25,287
Issued in Lieu of Cash Distributions	13,647	1,213	29,371	2,579
Redeemed	(224,855)	(19,950)	(703,596)	(61,697)
Net Increase (Decrease)—Investor Shares	(89,546)	(7,931)	(384,585)	(33,831)
Admiral Shares
Issued	465,560	41,339	749,650	65,584
Issued in Lieu of Cash Distributions	33,127	2,945	65,491	5,753
Redeemed	(379,463)	(33,684)	(1,199,580)	(105,270)
Net Increase (Decrease)—Admiral Shares	119,224	10,600	(384,439)	(33,933)

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

56

GNMA Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	2.51%	2.61%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	37	94	8,818
Yield to Maturity
(before expenses)	3.0%	3.0%	2.3%
Average Coupon	3.8%	3.9%	3.3%
Average Duration	5.5 years	5.6 years	5.6 years
Average Effective
Maturity	8.1 years	8.3 years	7.7 years
Short-Term
Reserves	1.1%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	1.4%
Government Mortgage-Backed	97.4
Treasury/Agency	1.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.98	0.77
Beta	1.05	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.3%
Cash	0.7

Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less than 1	0.7%
1.0% to 5.0%	78.5%
5.0% to 6.0%	15.4
6.0% to 7.0%	4.7
7.0% and Above	0.7

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

57

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.69%	-0.38%	4.31%	4.42%
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	1.35	0.47	1.82	1.69
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	4.99%	4.34%	4.00%	0.99%	4.99%
Admiral Shares	2/12/2001	5.09	4.45	4.10	0.99	5.09

See Financial Highlights for dividend and capital gains information.

58

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (1.2%)
	United States Treasury Note/Bond	4.250%	11/15/14	300,000	303,609
Conventional Mortgage-Backed Securities (96.6%)
[1,2]	Fannie Mae Pool	2.090%	11/1/22	1,693	1,607
[1,2]	Fannie Mae Pool	2.190%	12/1/22	1,456	1,390
[1,2]	Fannie Mae Pool	2.290%	10/1/22	2,329	2,243
[1,2]	Fannie Mae Pool	2.350%	12/1/22	973	939
[1,2]	Fannie Mae Pool	2.370%	4/1/23–5/1/23	126,198	121,816
[1,2]	Fannie Mae Pool	2.390%	4/1/22	493	472
[1,2]	Fannie Mae Pool	2.410%	12/1/22	3,991	3,868
[1,2]	Fannie Mae Pool	2.440%	11/1/22–1/1/23	5,885	5,695
[1,2]	Fannie Mae Pool	2.450%	8/1/22–4/1/23	6,236	6,060
[1,2]	Fannie Mae Pool	2.480%	8/1/22	703	687
[1,2]	Fannie Mae Pool	2.520%	5/1/23	314	302
[1,2]	Fannie Mae Pool	2.550%	2/1/23–5/1/23	8,825	8,626
[1,2]	Fannie Mae Pool	2.640%	3/1/23	661	650
[1,2]	Fannie Mae Pool	2.650%	8/1/22	1,150	1,126
[1,2]	Fannie Mae Pool	2.660%	9/1/22	2,266	2,237
[1,2]	Fannie Mae Pool	2.700%	5/1/22–4/1/23	3,152	3,119
[1,2]	Fannie Mae Pool	2.730%	2/1/23–3/1/23	1,441	1,427
[1,2]	Fannie Mae Pool	2.740%	4/1/23	1,581	1,566
[1,2]	Fannie Mae Pool	2.750%	3/1/22	500	492
[1,2]	Fannie Mae Pool	2.760%	5/1/21	19,615	19,850
[1,2]	Fannie Mae Pool	2.780%	4/1/22	3,302	3,302
[1,2]	Fannie Mae Pool	2.790%	6/1/23	1,967	1,954
[1,2]	Fannie Mae Pool	2.820%	6/1/23	1,270	1,268
[1,2]	Fannie Mae Pool	2.860%	4/1/23	1,040	1,039
[1,2]	Fannie Mae Pool	2.900%	3/1/23	1,218	1,220
[1,2]	Fannie Mae Pool	2.910%	8/1/23	1,656	1,659
[1,2]	Fannie Mae Pool	2.940%	6/1/23	984	988
[1,2]	Fannie Mae Pool	2.950%	6/1/22–5/1/28	19,762	19,068
[1,2]	Fannie Mae Pool	2.970%	7/1/23	8,077	8,128
[1,2]	Fannie Mae Pool	2.980%	1/1/22	3,081	3,125
[1,2,3] Fannie Mae Pool		3.000%	12/1/25–8/1/44	1,759,199	1,740,773
[1,2]	Fannie Mae Pool	3.023%	7/1/22	621	627
[1,2]	Fannie Mae Pool	3.040%	7/1/23	2,706	2,736
[1,2]	Fannie Mae Pool	3.100%	6/1/22–5/1/33	2,643	2,566
[1,2]	Fannie Mae Pool	3.120%	5/1/22	2,243	2,294

59

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.150%	11/1/21	2,024	2,049
[1,2]	Fannie Mae Pool	3.200%	4/1/22	2,517	2,574
[1,2]	Fannie Mae Pool	3.210%	5/1/23	17,980	18,458
[1,2]	Fannie Mae Pool	3.220%	5/1/21–7/1/23	3,480	3,552
[1,2]	Fannie Mae Pool	3.250%	11/1/23	9,838	10,046
[1,2]	Fannie Mae Pool	3.270%	12/1/23	11,568	11,833
[1,2]	Fannie Mae Pool	3.300%	12/1/23	6,075	6,215
[1,2]	Fannie Mae Pool	3.320%	7/1/23	1,089	1,119
[1,2]	Fannie Mae Pool	3.340%	4/1/24	12,030	12,275
[1,2]	Fannie Mae Pool	3.360%	11/1/23–12/1/23	19,380	19,925
[1,2]	Fannie Mae Pool	3.370%	3/1/24–7/1/25	8,028	8,229
[1,2]	Fannie Mae Pool	3.410%	11/1/23	7,107	7,333
[1,2]	Fannie Mae Pool	3.415%	11/1/23	6,683	6,902
[1,2]	Fannie Mae Pool	3.440%	1/1/24	6,062	6,254
[1,2]	Fannie Mae Pool	3.450%	1/1/24	23,371	24,107
[1,2]	Fannie Mae Pool	3.460%	9/1/23–2/1/24	99,953	103,539
[1,2]	Fannie Mae Pool	3.470%	11/1/23–1/1/24	6,464	6,683
[1,2]	Fannie Mae Pool	3.480%	1/1/24	4,561	4,715
[1,2,3] Fannie Mae Pool		3.500%	10/1/42–8/1/44	68,163	69,413
[1,2]	Fannie Mae Pool	3.510%	12/1/23–1/1/24	28,965	29,911
[1,2]	Fannie Mae Pool	3.520%	1/1/24	4,973	5,154
[1,2]	Fannie Mae Pool	3.530%	2/1/24	7,713	7,994
[1,2]	Fannie Mae Pool	3.540%	8/1/23–2/1/24	32,366	33,614
[1,2]	Fannie Mae Pool	3.550%	10/1/23–5/1/26	41,823	43,165
[1,2]	Fannie Mae Pool	3.560%	12/1/23–1/1/24	6,968	7,240
[1,2]	Fannie Mae Pool	3.570%	12/1/23–3/1/24	39,803	40,990
[1,2]	Fannie Mae Pool	3.580%	2/1/24–7/1/29	42,425	43,283
[1,2]	Fannie Mae Pool	3.590%	7/1/23	2,724	2,843
[1,2]	Fannie Mae Pool	3.600%	12/1/23–4/1/28	8,685	9,037
[1,2]	Fannie Mae Pool	3.610%	8/1/23–1/1/24	31,107	32,172
[1,2]	Fannie Mae Pool	3.620%	2/1/24	8,256	8,608
[1,2]	Fannie Mae Pool	3.640%	10/1/23–1/1/24	16,875	17,657
[1,2]	Fannie Mae Pool	3.650%	8/1/23–11/1/23	23,779	24,905
[1,2]	Fannie Mae Pool	3.660%	11/1/23	2,676	2,803
[1,2]	Fannie Mae Pool	3.665%	1/1/24	38,283	40,056
[1,2]	Fannie Mae Pool	3.670%	8/1/23–3/1/28	24,932	26,124
[1,2]	Fannie Mae Pool	3.680%	10/1/23–3/1/24	20,753	21,751
[1,2]	Fannie Mae Pool	3.690%	1/1/24	5,652	5,877
[1,2]	Fannie Mae Pool	3.700%	10/1/23–1/1/24	20,381	21,369
[1,2]	Fannie Mae Pool	3.710%	9/1/23	7,672	8,072
[1,2]	Fannie Mae Pool	3.725%	10/1/23	3,516	3,702
[1,2]	Fannie Mae Pool	3.730%	12/1/23	1,354	1,424
[1,2]	Fannie Mae Pool	3.750%	9/1/23–7/1/25	13,510	14,127
[1,2]	Fannie Mae Pool	3.755%	8/1/25	7,260	7,477
[1,2]	Fannie Mae Pool	3.760%	3/1/24–1/1/26	8,152	8,389
[1,2]	Fannie Mae Pool	3.770%	1/1/24	1,701	1,791
[1,2]	Fannie Mae Pool	3.780%	7/1/23–2/1/24	2,510	2,649
[1,2]	Fannie Mae Pool	3.790%	8/1/25	2,609	2,701
[1,2]	Fannie Mae Pool	3.800%	10/1/23	7,542	7,973
[1,2]	Fannie Mae Pool	3.810%	11/1/23	396	419
[1,2]	Fannie Mae Pool	3.820%	11/1/25	11,263	11,643
[1,2]	Fannie Mae Pool	3.830%	2/1/24–6/1/34	20,006	20,974
[1,2]	Fannie Mae Pool	3.840%	1/1/24	3,949	4,178
[1,2]	Fannie Mae Pool	3.850%	1/1/24	894	947
[1,2]	Fannie Mae Pool	3.855%	12/1/25	6,600	6,816

60

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.860%	11/1/23	3,435	3,602
[1,2]	Fannie Mae Pool	3.870%	10/1/25	11,613	12,059
[1,2]	Fannie Mae Pool	3.890%	9/1/23–5/1/30	16,268	16,770
[1,2]	Fannie Mae Pool	3.910%	11/1/25	13,000	13,488
[1,2]	Fannie Mae Pool	3.930%	10/1/23–3/1/26	22,699	23,953
[1,2]	Fannie Mae Pool	3.940%	8/1/25	12,333	12,861
[1,2]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,784	7,965
[1,2]	Fannie Mae Pool	3.970%	7/1/23–5/1/29	5,632	5,902
[1,2]	Fannie Mae Pool	3.990%	9/1/25	9,767	10,306
[1,2]	Fannie Mae Pool	4.000%	9/1/14–8/1/44	18,997	21,695
[1,2]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	16,260	17,102
[1,2]	Fannie Mae Pool	4.070%	1/1/26	2,355	2,477
[1,2]	Fannie Mae Pool	4.080%	2/1/29	3,073	3,228
[1,2]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	76,341	80,067
[1,2]	Fannie Mae Pool	4.190%	10/1/23	748	809
[1,2]	Fannie Mae Pool	4.210%	1/1/26	1,018	1,079
[1,2]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,926	5,290
[1,2]	Fannie Mae Pool	4.280%	11/1/28	5,554	5,912
[1,2]	Fannie Mae Pool	4.380%	10/1/28	10,120	10,839
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,292	2,457
[1,2]	Fannie Mae Pool	4.500%	4/1/15–8/1/29	1,428	1,614
[1,2]	Fannie Mae Pool	5.000%	8/1/14–4/1/41	21,730	24,039
[1,2]	Fannie Mae Pool	5.180%	2/1/26	3,067	3,459
[1,2]	Fannie Mae Pool	6.000%	7/1/22	15	17
[1,2]	Fannie Mae Pool	6.500%	3/1/19–8/1/44	387	488
[1,2]	Freddie Mac Gold Pool	3.000%	8/1/29–8/1/44	203,168	208,621
2	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	161,666	155,431
[2,3]	Ginnie Mae I Pool	3.000%	1/15/43–8/1/44	1,224,481	1,227,549
[2,3]	Ginnie Mae I Pool	3.500%	8/15/39–8/1/44	1,389,507	1,433,512
2	Ginnie Mae I Pool	3.750%	7/15/42	6,589	6,893
2	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	11,905	12,456
2	Ginnie Mae I Pool	4.000%	6/15/19–8/1/44	1,931,055	2,054,492
2	Ginnie Mae I Pool	4.500%	5/15/19–8/1/44	1,911,417	2,077,939
2	Ginnie Mae I Pool	5.000%	1/15/30–8/1/44	1,750,906	1,925,299
2	Ginnie Mae I Pool	5.500%	9/15/23–8/1/44	920,120	1,023,047
[2,3]	Ginnie Mae I Pool	6.000%	10/15/16–8/1/44	532,095	593,530
2	Ginnie Mae I Pool	6.500%	8/15/14–7/15/40	388,641	429,012
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	103,812	118,560
2	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	71	73
2	Ginnie Mae I Pool	7.500%	10/15/31	40,086	45,881
2	Ginnie Mae I Pool	7.750%	2/15/27	28	29
2	Ginnie Mae I Pool	8.000%	8/15/31	16,854	19,368
2	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	3,372	3,508
2	Ginnie Mae I Pool	9.000%	4/15/16–5/15/21	1,440	1,490
2	Ginnie Mae I Pool	9.250%	7/15/17	5	5
2	Ginnie Mae I Pool	9.500%	3/15/16–8/15/21	1,090	1,141
2	Ginnie Mae I Pool	10.000%	2/15/16–7/15/19	27	27
2	Ginnie Mae I Pool	11.000%	2/15/18	2	3
2	Ginnie Mae II Pool	2.500%	4/20/43	32,977	31,685
[2,3]	Ginnie Mae II Pool	3.000%	6/20/43–8/1/44	234,360	234,993
2	Ginnie Mae II Pool	3.500%	10/20/40–8/1/44	3,105,263	3,205,400
[2,3]	Ginnie Mae II Pool	4.000%	4/20/39–8/1/44	3,630,027	3,849,776
[2,3]	Ginnie Mae II Pool	4.500%	12/20/32–8/1/44	2,207,777	2,402,020
2	Ginnie Mae II Pool	5.000%	10/20/32–7/20/42	786,487	868,848
2	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	86,121	95,501

61

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	114,853	129,089
2	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	2,747	3,084
2	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	407	440
2	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	224	253
2	Ginnie Mae II Pool	8.000%	12/20/15–4/20/16	13	13
2	Ginnie Mae II Pool	8.500%	4/20/16–1/20/17	150	157
2	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	32	35
2	Ginnie Mae II Pool	10.000%	11/20/15–8/20/18	13	15
2	Ginnie Mae II Pool	11.000%	5/20/15–2/20/16	1	1
2	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	10	10
2	Ginnie Mae II Pool	11.500%	9/20/15–11/20/15	1	1
2	Ginnie Mae II Pool	12.000%	2/20/15–12/20/15	3	3
					25,274,643
Nonconventional Mortgage-Backed Securities (1.4%)
[1,2]	Fannie Mae REMICS	3.000%	11/25/42–6/25/43	71,412	58,548
[1,2]	Fannie Mae REMICS	3.500%	7/25/43	18,537	17,759
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	10,348	11,473
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	110,230	96,353
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	32,461	36,137
[2,4]	Ginnie Mae REMICS	0.356%	2/20/37	8,229	8,162
2	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	32,321	27,200
2	Ginnie Mae REMICS	3.000%	3/20/43	10,692	9,972
2	Ginnie Mae REMICS	3.500%	7/20/43	23,327	23,733
2	Ginnie Mae REMICS	4.500%	6/20/39	9,051	9,711
2	Ginnie Mae REMICS	5.000%	6/16/37	31,922	34,712
2	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	29,275	32,423
2	Ginnie Mae REMICS	6.500%	4/20/31	2,691	3,084
					369,267
Total U.S. Government and Agency Obligations (Cost $25,537,954)					25,947,519
Temporary Cash Investments (7.4%)
Repurchase Agreements (3.5%)
	Bank of America Securities, LLC
	(Dated 7/31/14, Repurchase Value $59,000,000,
	collateralized by Federal Home Loan Mortgage
	Corp. 4.375%, 7/17/15, and Federal National
	Mortgage Assn. 1.125%, 4/27/17, with a value
	of $60,180,000)	0.080%	8/1/14	59,000	59,000
	Barclays Capital Inc.
	(Dated 7/31/14, Repurchase Value $194,700,000,
	collateralized by U.S. Treasury Note/Bond
	0.250%–3.125%, 8/15/15–2/15/42, with a value
	of $198,594,000)	0.060%	8/1/14	194,700	194,700
	Citigroup Global Markets Inc.
	(Dated 7/31/14, Repurchase Value $60,600,000,
	collateralized by U.S. Treasury Note/Bond
	3.125%, 1/31/17, with a value of $61,812,000)	0.060%	8/1/14	60,600	60,600
	HSBC Bank USA
	(Dated 7/31/14, Repurchase Value $145,500,000,
	collateralized by Federal National Mortgage Assn.
	3.000%–6.500%, 8/1/22–3/1/44, with a value
	of $148,411,000)	0.080%	8/1/14	145,500	145,500

62

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	RBC Capital Markets LLC
	(Dated 7/31/14, Repurchase Value $5,000,000,
	collateralized by Federal National Mortgage
	Assn. 3.000%–4.000%, 9/1/26–2/1/44, with
	a value of $5,100,000)	0.080%	8/1/14	5,000	5,000
	RBS Securities, Inc.
	(Dated 7/31/14, Repurchase Value $292,701,000,
	collateralized by U.S. Treasury Note/Bond
	0.250%–4.625%, 7/15/15–11/15/21, with
	a value of $298,557,000)	0.070%	8/1/14	292,700	292,700
	TD Securities (USA) LLC
	(Dated 7/31/14, Repurchase Value $157,000,000,
	collateralized by Federal National Mortgage Assn.
	3.000%–4.500%, 12/1/25–6/1/44, Government
	National Mortgage Assn. 4.000%, 7/20/44, and
	U.S. Treasury Note/Bond 0.500%, 7/31/16, with
	a value of $160,140,000)	0.080%	8/1/14	157,000	157,000
					914,500
U.S. Government and Agency Obligations (3.9%)
5	Federal Home Loan Bank Discount Notes	0.047%	8/4/14	164,100	164,098
5	Federal Home Loan Bank Discount Notes	0.065%	8/27/14	360,000	359,993
5	Federal Home Loan Bank Discount Notes	0.070%	9/25/14	250,000	249,968
5	Federal Home Loan Bank Discount Notes	0.075%	10/1/14	150,000	149,986
5	Federal Home Loan Bank Discount Notes	0.085%	10/29/14	100,000	99,986
					1,024,031
Total Temporary Cash Investments (Cost $1,938,516)					1,938,531
Total Investments (106.6%) (Cost $27,476,470)					27,886,050
Other Assets and Liabilities (-6.6%)
Other Assets[6,7]					5,557,005
Liabilities					(7,293,139)
					(1,736,134)
Net Assets (100%)					26,149,916

					Amount
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value					27,886,050
Receivables for Investment Securities Sold					5,425,655
Other Assets					131,350
Total Assets					33,443,055
Liabilities
Payables for Investment Securities Purchased					7,084,271
Other Liabilities					208,868
Total Liabilities					7,293,139
Net Assets					26,149,916

63

GNMA Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	25,833,042
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(95,279)
Unrealized Appreciation (Depreciation)
Investment Securities	409,580
Futures Contracts	2,573
Net Assets	26,149,916

Investor Shares—Net Assets
Applicable to 861,285,826 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,181,802
Net Asset Value Per Share—Investor Shares	$10.66

Admiral Shares—Net Assets
Applicable to 1,591,668,580 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,968,114
Net Asset Value Per Share—Admiral Shares	$10.66

See Note A in Notes to Financial Statements.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2014.
4 Adjustable-rate security.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Cash of $15,843,000 has been segregated as initial margin for open futures contracts.
7 Cash of $1,010,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

64

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest	380,870
Total Income	380,870
Expenses
Investment Advisory Fees—Note B	1,264
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,116
Management and Administrative—Admiral Shares	6,676
Marketing and Distribution—Investor Shares	800
Marketing and Distribution—Admiral Shares	1,365
Custodian Fees	548
Shareholders’ Reports—Investor Shares	120
Shareholders’ Reports—Admiral Shares	60
Trustees’ Fees and Expenses	25
Total Expenses	18,974
Net Investment Income	361,896
Realized Net Gain (Loss)
Investment Securities Sold	177,583
Futures Contracts	30,612
Realized Net Gain (Loss)	208,195
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(82,914)
Futures Contracts	(7,552)
Change in Unrealized Appreciation (Depreciation)	(90,466)
Net Increase (Decrease) in Net Assets Resulting from Operations	479,625

See accompanying Notes, which are an integral part of the Financial Statements.

65

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	361,896	761,105
Realized Net Gain (Loss)	208,195	(250,826)
Change in Unrealized Appreciation (Depreciation)	(90,466)	(608,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	479,625	(98,012)
Distributions
Net Investment Income
Investor Shares	(124,730)	(259,379)
Admiral Shares	(237,166)	(501,726)
Realized Capital Gain[1]
Investor Shares	—	(12,113)
Admiral Shares	—	(22,747)
Total Distributions	(361,896)	(795,965)
Capital Share Transactions
Investor Shares	(394,846)	(3,898,916)
Admiral Shares	(385,523)	(7,266,306)
Net Increase (Decrease) from Capital Share Transactions	(780,369)	(11,165,222)
Total Increase (Decrease)	(662,640)	(12,059,199)
Net Assets
Beginning of Period	26,812,556	38,871,755
End of Period	26,149,916	26,812,556
1 Includes fiscal 2014 short-term gain distributions totaling $6,972,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

66

GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.61	$10.83	$11.09	$10.73	$10.76	$10.53
Investment Operations
Net Investment Income	.142	.244	.288	.353	.359	.402
Net Realized and Unrealized Gain (Loss)
on Investments	.050	(.210)	(.139)	.488	.245	.302
Total from Investment Operations	.192	.034	.149	.841	.604	.704
Distributions
Dividends from Net Investment Income	(.142)	(.244)	(.288)	(.353)	(.359)	(.402)
Distributions from Realized Capital Gains	—	(.010)	(.121)	(.128)	(.275)	(.072)
Total Distributions	(.142)	(.254)	(.409)	(.481)	(.634)	(.474)
Net Asset Value, End of Period	$10.66	$10.61	$10.83	$11.09	$10.73	$10.76

Total Return[1]	1.82%	0.34%	1.35%	7.96%	5.71%	6.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,182	$9,535	$13,745	$15,151	$14,384	$17,800
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.31%	2.59%	3.25%	3.26%	3.71%
Portfolio Turnover Rate[2]	573%	167%	130%	189%	386%	272%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 229%, 149%, 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

67

GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.61	$10.83	$11.09	$10.73	$10.76	$10.53
Investment Operations
Net Investment Income	.148	.255	.299	.364	.372	.413
Net Realized and Unrealized Gain (Loss)
on Investments	.050	(.210)	(.139)	.488	.245	.302
Total from Investment Operations	.198	.045	.160	.852	.617	.715
Distributions
Dividends from Net Investment Income	(.148)	(.255)	(.299)	(.364)	(.372)	(.413)
Distributions from Realized Capital Gains	—	(.010)	(.121)	(.128)	(.275)	(.072)
Total Distributions	(.148)	(.265)	(.420)	(.492)	(.647)	(.485)
Net Asset Value, End of Period	$10.66	$10.61	$10.83	$11.09	$10.73	$10.76

Total Return	1.87%	0.44%	1.45%	8.07%	5.84%	6.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,968	$17,277	$25,127	$23,806	$21,612	$18,457
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.41%	2.69%	3.35%	3.38%	3.81%
Portfolio Turnover Rate[1]	573%	167%	130%	189%	386%	272%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Includes 229%, 149%, 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

68

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts represented 4% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA

69

GNMA Fund

transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2014, counterparties had deposited in segregated accounts securities and cash with a value of $2,127,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

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GNMA Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

9. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2014, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $2,660,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

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GNMA Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	25,947,519	—
Temporary Cash Investments	—	1,938,531	—
Futures Contracts—Assets[1]	771	—	—
Futures Contracts—Liabilities[1]	(499)	—	—
Total	272	27,886,050	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	September 2014	4,551	625,336	1,862
10-Year U.S. Treasury Note	September 2014	4,299	535,696	56
5-Year U.S. Treasury Note	September 2014	(846)	(100,535)	655
				2,573

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2014, the fund had available capital losses totaling $281,908,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2014, the cost of investment securities for tax purposes was $27,483,514,000. Net unrealized appreciation of investment securities for tax purposes was $402,536,000, consisting of unrealized gains of $521,000,000 on securities that had risen in value since their purchase and $118,464,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2014, the fund purchased $74,905,976,000 of investment securities and sold $75,850,079,000 of investment securities, other than temporary cash investments.

72

GNMA Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	479,237	44,998	1,264,943	117,783
Issued in Lieu of Cash Distributions	113,892	10,691	243,253	22,899
Redeemed	(987,975)	(92,858)	(5,407,112)	(510,950)
Net Increase (Decrease)—Investor Shares	(394,846)	(37,169)	(3,898,916)	(370,268)
Admiral Shares
Issued	1,023,945	96,143	2,486,904	233,395
Issued in Lieu of Cash Distributions	180,078	16,903	399,816	37,629
Redeemed	(1,589,546)	(149,286)	(10,153,026)	(962,409)
Net Increase (Decrease)—Admiral Shares	(385,523)	(36,240)	(7,266,306)	(691,385)

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

Long-Term Treasury Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.98%	3.08%

Financial Attributes
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	34	42	8,818
Yield to Maturity
(before expenses)	3.1%	3.2%	2.3%
Average Coupon	3.7%	4.0%	3.3%
Average Duration	15.5 years	16.5 years	5.6 years
Average Effective
Maturity	24.4 years	24.8 years	7.7 years
Short-Term
Reserves	1.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.99	0.62
Beta	1.01	3.69
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
7 - 10 Years	3.4
10 - 20 Years	16.0
20 - 30 Years	80.0

Distribution by Credit Quality (% of portfolio)

U.S. Government	98.9%
Not Rated	1.1
Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	5.27%	2.74%	8.01%	8.56%
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	1.66	4.68	6.34	6.85
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	5.82%	7.11%	4.22%	2.70%	6.92%
Admiral Shares	2/12/2001	5.93	7.22	4.35	2.70	7.05

See Financial Highlights for dividend and capital gains information.

75

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.1%)
U.S. Government Securities (98.1%)
	United States Treasury Note/Bond	2.750%	11/15/23	27,800	28,360
	United States Treasury Note/Bond	2.750%	2/15/24	54,200	55,174
	United States Treasury Note/Bond	2.500%	5/15/24	13,700	13,623
1	United States Treasury Note/Bond	6.000%	2/15/26	77,900	103,619
	United States Treasury Note/Bond	5.500%	8/15/28	4,000	5,214
	United States Treasury Note/Bond	5.250%	11/15/28	48,250	61,602
	United States Treasury Note/Bond	5.250%	2/15/29	80,200	102,456
	United States Treasury Note/Bond	6.125%	8/15/29	10,000	13,909
	United States Treasury Note/Bond	6.250%	5/15/30	3,000	4,251
	United States Treasury Note/Bond	5.375%	2/15/31	121,500	159,222
	United States Treasury Note/Bond	4.500%	2/15/36	94,400	114,725
	United States Treasury Note/Bond	4.750%	2/15/37	10,000	12,578
	United States Treasury Note/Bond	5.000%	5/15/37	2,000	2,598
	United States Treasury Note/Bond	3.500%	2/15/39	170,300	177,964
	United States Treasury Note/Bond	4.250%	5/15/39	46,666	54,855
	United States Treasury Note/Bond	4.375%	11/15/39	62,600	75,042
	United States Treasury Note/Bond	4.625%	2/15/40	68,950	85,821
	United States Treasury Note/Bond	4.375%	5/15/40	74,749	89,768
	United States Treasury Note/Bond	3.875%	8/15/40	75,000	83,344
	United States Treasury Note/Bond	4.250%	11/15/40	73,500	86,684
	United States Treasury Note/Bond	4.375%	5/15/41	3,200	3,852
	United States Treasury Note/Bond	3.750%	8/15/41	69,000	75,080
	United States Treasury Note/Bond	3.125%	11/15/41	61,250	59,489
	United States Treasury Note/Bond	3.125%	2/15/42	84,000	81,454
	United States Treasury Note/Bond	3.000%	5/15/42	66,400	62,769
	United States Treasury Note/Bond	2.750%	8/15/42	211,850	189,936
	United States Treasury Note/Bond	2.750%	11/15/42	326,200	291,949
	United States Treasury Note/Bond	3.125%	2/15/43	125,700	121,301
	United States Treasury Note/Bond	2.875%	5/15/43	198,797	182,273
	United States Treasury Note/Bond	3.625%	8/15/43	23,900	25,308
	United States Treasury Note/Bond	3.750%	11/15/43	30,800	33,360
	United States Treasury Note/Bond	3.625%	2/15/44	161,800	171,230
	United States Treasury Note/Bond	3.375%	5/15/44	174,450	176,140
					2,804,950

76

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (0.0%)
[2,3] Fannie Mae Pool	6.000%	2/1/26–11/1/28	33	37
Total U.S. Government and Agency Obligations (Cost $2,674,847)				2,804,987

			Shares
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
4 Vanguard Market Liquidity Fund
(Cost $32,413)	0.118%		32,413,240	32,413

		Expiration
		Date	Contracts
b
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/1/14	24	—
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/22/14	24	5
Total Options on Futures Purchased (Cost $12)				5
Total Investments (99.2%) (Cost $2,707,272)				2,837,405
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		8/1/14	48	(1)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		8/22/14	24	(7)
Total Liability for Options Written (Premiums Received $10)				(8)
Other Assets and Liabilities (0.8%)
Other Assets				51,935
Other Liabilities				(28,326)
				23,609
Net Assets (100%)				2,861,006

77

Long-Term Treasury Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,692,810
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	38,071
Unrealized Appreciation (Depreciation)
Investment Securities	130,140
Futures Contracts	(10)
Options on Futures Contracts	(5)
Net Assets	2,861,006

Investor Shares—Net Assets
Applicable to 88,775,349 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,073,049
Net Asset Value Per Share—Investor Shares	$12.09

Admiral Shares—Net Assets
Applicable to 147,921,368 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,787,957
Net Asset Value Per Share—Admiral Shares	$12.09

See Note A in Notes to Financial Statements.
1 Securities with a value of $392,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

78

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest[1]	45,841
Total Income	45,841
Expenses
The Vanguard Group—Note B
Investment Advisory Services	140
Management and Administrative—Investor Shares	855
Management and Administrative—Admiral Shares	572
Marketing and Distribution—Investor Shares	102
Marketing and Distribution—Admiral Shares	149
Custodian Fees	14
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	1
Total Expenses	1,859
Net Investment Income	43,982
Realized Net Gain (Loss)
Investment Securities Sold	47,031
Futures Contracts	303
Options on Futures Contracts	(29)
Realized Net Gain (Loss)	47,305
Change in Unrealized Appreciation (Depreciation)
Investment Securities	74,159
Futures Contracts	203
Options on Futures Contracts	74
Change in Unrealized Appreciation (Depreciation)	74,436
Net Increase (Decrease) in Net Assets Resulting from Operations	165,723
1 Interest income from an affiliated company of the fund was $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

79

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,982	93,643
Realized Net Gain (Loss)	47,305	28,008
Change in Unrealized Appreciation (Depreciation)	74,436	(277,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	165,723	(155,550)
Distributions
Net Investment Income
Investor Shares	(16,645)	(36,369)
Admiral Shares	(27,337)	(57,274)
Realized Capital Gain
Investor Shares	—	(11,456)
Admiral Shares	—	(17,337)
Total Distributions	(43,982)	(122,436)
Capital Share Transactions
Investor Shares	13,160	(227,010)
Admiral Shares	150,581	(331,808)
Net Increase (Decrease) from Capital Share Transactions	163,741	(558,818)
Total Increase (Decrease)	285,482	(836,804)
Net Assets
Beginning of Period	2,575,524	3,412,328
End of Period	2,861,006	2,575,524

See accompanying Notes, which are an integral part of the Financial Statements.

80

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.55	$12.61	$13.32	$10.77	$11.15	$12.21
Investment Operations
Net Investment Income	.188	.374	.369	.382	.462	.475
Net Realized and Unrealized Gain (Loss)
on Investments	. 540	(. 937)	(. 361)	3.058	(. 046)	(. 623)
Total from Investment Operations	.728	(.563)	.008	3.440	.416	(.148)
Distributions
Dividends from Net Investment Income	(.188)	(. 374)	(. 369)	(. 382)	(. 462)	(. 474)
Distributions from Realized Capital Gains	—	(.123)	(. 349)	(. 508)	(. 334)	(. 438)
Total Distributions	(.188)	(. 497)	(.718)	(. 890)	(.796)	(. 912)
Net Asset Value, End of Period	$12.09	$11.55	$12.61	$13.32	$10.77	$11.15

Total Return[1]	6.34%	-4.45%	0.00%	32.53%	3.58%	-1.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,073	$1,013	$1,349	$1,621	$1,244	$1,446
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.22%	3.14%	2.78%	3.14%	3.98%	4.12%
Portfolio Turnover Rate	44%	44%	105%[2]	229%[2]	52%	77%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 61% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

81

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.55	$12.61	$13.32	$10.77	$11.15	$12.21
Investment Operations
Net Investment Income	.194	.386	.382	.395	.476	.490
Net Realized and Unrealized Gain (Loss)
on Investments	. 540	(. 937)	(. 361)	3.058	(. 046)	(. 623)
Total from Investment Operations	.734	(.551)	.021	3.453	.430	(.133)
Distributions
Dividends from Net Investment Income	(.194)	(. 386)	(. 382)	(. 395)	(. 476)	(. 489)
Distributions from Realized Capital Gains	—	(.123)	(. 349)	(. 508)	(. 334)	(. 438)
Total Distributions	(.194)	(. 509)	(.731)	(. 903)	(. 810)	(. 927)
Net Asset Value, End of Period	$12.09	$11.55	$12.61	$13.32	$10.77	$11.15

Total Return	6.40%	-4.36%	0.10%	32.66%	3.71%	-1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,788	$1,563	$2,063	$2,199	$1,567	$1,245
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.32%	3.24%	2.88%	3.24%	4.10%	4.25%
Portfolio Turnover Rate	44%	44%	105%[1]	229%[1]	52%	77%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Includes 61% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

82

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

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Long-Term Treasury Fund

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

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Long-Term Treasury Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $283,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,804,987	—
Temporary Cash Investments	32,413	—	—
Futures Contracts—Assets[1]	17	—	—
Futures Contracts—Liabilities[1]	(4)	—	—
Options on Futures Purchased	5	—	—
Liability for Options Written	(8)	—	—
Total	32,423	2,804,987	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(598)	(74,516)	53
5-Year U.S. Treasury Note	September 2014	284	33,749	(71)
Ultra Long U.S. Treasury Bond	September 2014	(30)	(4,525)	8
				(10)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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Long-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2014, the cost of investment securities for tax purposes was $2,709,157,000. Net unrealized appreciation of investment securities for tax purposes was $128,248,000, consisting of unrealized gains of $156,611,000 on securities that had risen in value since their purchase and $28,363,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $749,212,000 of investment securities and sold $592,514,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2014.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2014	316	101
Options written	494	210
Options expired	(84)	(47)
Options closed	(648)	(252)
Options exercised	(6)	(2)
Balance at July 31, 2014	72	10

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	130,039	11,077	204,038	16,954
Issued in Lieu of Cash Distributions	15,712	1,323	45,077	3,825
Redeemed	(132,591)	(11,276)	(476,125)	(40,104)
Net Increase (Decrease)—Investor Shares	13,160	1,124	(227,010)	(19,325)
Admiral Shares
Issued	279,223	23,626	336,917	28,303
Issued in Lieu of Cash Distributions	23,017	1,937	63,156	5,357
Redeemed	(151,659)	(12,910)	(731,881)	(62,043)
Net Increase (Decrease)—Admiral Shares	150,581	12,653	(331,808)	(28,383)

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2014	7/31/2014	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,000.78	$0.99
Admiral Shares	1,000.00	1,001.27	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,002.74	$0.99
Admiral Shares	1,000.00	1,003.23	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,006.04	$0.99
Admiral Shares	1,000.00	1,006.54	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,018.22	$1.05
Admiral Shares	1,000.00	1,018.73	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,063.44	$1.02
Admiral Shares	1,000.00	1,063.96	0.51

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Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2014	7/31/2014	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.25	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP (Wellington Management). The board determined that renewing each fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The firm and the fund’s management team have depth and stability. The portfolio manager of the GNMA Fund is backed by a team of well-tenured research analysts who help inform his strategic perspective and conduct statistical and cash-flow analysis. Wellington Management has provided high-quality advisory services for the GNMA Fund and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

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The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

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Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092014

Semiannual Report | July 31, 2014

Vanguard Corporate Bond Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Investment-Grade Fund.	15
Intermediate-Term Investment-Grade Fund.	45
Long-Term Investment-Grade Fund.	74
High-Yield Corporate Fund.	97
About Your Fund’s Expenses.	114
Trustees Approve Advisory Arrangements.	116
Glossary.	118

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus. See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.39%	0.96%	0.03%	0.99%
Admiral™ Shares	1.49	1.01	0.03	1.04
Institutional Shares	1.52	1.02	0.03	1.05
Barclays U.S. 1–5 Year Credit Bond Index				0.98
1–5 Year Investment-Grade Debt Funds Average				0.65
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.50%	1.60%	1.00%	2.60%
Admiral Shares	2.60	1.65	1.00	2.65
Barclays U.S. 5–10 Year Credit Bond Index				3.88
Spliced Core Bond Funds Average				2.37
For a benchmark description, see the Glossary. Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.08%	2.39%	4.63%	7.02%
Admiral Shares	4.18	2.44	4.63	7.07
Barclays U.S. Long Credit A or Better Bond Index				7.15
Corporate A-Rated Debt Funds Average				3.38
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard High-Yield Corporate Fund
Investor Shares	4.21%	2.75%	0.33%	3.08%
Admiral Shares	4.31	2.80	0.33	3.13
Barclays U.S. Corporate High Yield Bond Index				3.33
High Yield Funds Average				2.96

High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

Bond yields have confounded expectations so far this year. The markets had anticipated that interest rates would continue rising across the board once the Federal Reserve began scaling back its bond purchases. Yields of some shorterdated bonds did keep drifting higher; however, a revival in demand reversed the course of their longerdated counterparts. Factors underlying that shift included an economy growing more slowly than expected, heightened geopolitical instability, and the ongoing search for yield on the part of investors.

Because bond yields and prices move in opposite directions, the decrease in yields translated into stronger returns for Vanguard Long-Term Investment-Grade Fund, which returned 7.02% for the six months ended July 31, 2014. Vanguard Intermediate-Term Investment-Grade Fund returned a more modest 2.60% and Vanguard Short-Term Investment-Grade Fund 0.99%. Investors were less drawn to junk bonds, and Vanguard High-Yield Corporate Fund returned 3.08%. (All returns and yields cited in this letter are for Investor Shares).

In terms of relative performance, all but the Intermediate-Term Fund produced returns roughly in line with their benchmark indexes after taking expenses into account. And we are pleased to say that all four funds outperformed their peer groups.

The 30-day SEC yields fell for all of the funds over the period. The decreases ranged from 4 basis points for the High-Yield Corporate Fund, which stood at 4.21% on July 31, 2014, to 43 basis points for the Long-Term Investment-Grade Fund, which finished at 4.08%. (One basis point is one-hundredth of a percentage point.)

The pace of bond gains slackened over the latter part of the period
The broad U.S. taxable bond market returned 2.16% for the six months. Although bonds have rebounded after posting negative returns for 2013, they lost some momentum in June and July. The yield of the benchmark 10-year U.S.

Treasury note ended the period at 2.56%, down from 2.70% on January 31 but up from 2.47% at the end of May.

Municipal bonds, lifted by the broad bond market’s rally and less restrained by the later decline in Treasury prices, returned 4.15%. Investor demand for tax-exempt income and a limited supply of new issues also helped.

International bond markets (as measured by the Barclays Global Aggregate ex USD Bond Index) returned 3.35%.

Results for money market funds and savings accounts remained tempered by the Fed’s target of 0%–0.25% for short-term interest rates.

Market Barometer
			Total Returns
		Periods Ended July 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.16%	3.97%	4.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.15	7.27	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	9.02%	17.06%	17.13%
Russell 2000 Index (Small-caps)	-0.30	8.56	16.56
Russell 3000 Index (Broad U.S. market)	8.25	16.37	17.08
FTSE All-World ex US Index (International)	9.73	15.78	9.13

CPI
Consumer Price Index	1.85%	1.99%	2.04%

Stocks posted strong returns despite finishing with a thud
The broad U.S. stock market returned about 8% for the six months despite ending on a negative note. On the cusp of eking out a sixth straight advance, returns tumbled on the period’s final day. Overall, generally strong corporate earnings, investors’ willingness to embrace risk, and the Fed’s resolve to sustain historically low interest rates for an extended time were supportive.

International stocks returned almost 10%, notwithstanding geopolitical flare-ups in the Middle East and Ukraine and some uncertainty about economic growth in China and Europe. Emerging markets, which slumped notably in 2013, led the charge. The developed markets of the Pacific region managed double-digit returns as well. European stocks, despite retreating in July, also finished on positive ground.

Longer-dated bonds have seen a strong rebound so far this year
The past year or so serves as an example of how holding steady with your investments can work out better than trying to time the markets. In May of 2013, the Fed began bracing investors for a dial-back of its unprecedented bond-buying program designed to speed the economy’s recovery. Many reasonably assumed that curtailing those purchases could hurt bond prices, which did decline through the end of 2013.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.81%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.83
Long-Term Investment-Grade Fund	0.22	0.12	—	0.93
High-Yield Corporate Fund	0.23	0.13	—	1.12

The fund expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor
Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor
Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares;
for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade
Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High
Yield Funds.

The markets rarely evolve as expected, however. Investors who exited the bond market in the second half of 2013 or sought safety in short-term maturities missed out on this year’s strong recovery among longer-dated bonds.

As I noted earlier, the Long-Term Investment-Grade Fund returned more than 7% for the half year, most of it thanks to price appreciation stemming from the fall in longer-term yields. The advisors’ allocation to lower-rated investment-grade bonds, which performed well in light of investors’ appetite for yield, contributed significantly to relative performance.

The fund’s return was close to that of its benchmark and more than 3 percentage points ahead of the average return of peer funds. The comparison with peers is imperfect, however, in part because many hold more shorter-maturity bonds.

The Short- and Intermediate-Term Investment-Grade Funds benefited from holding international sovereign bonds, which posted solid gains. The funds’ shorter-than-benchmark durations, however, only proved a positive for the short-term fund, because of the rise in interest rates at that end of the yield curve. (Duration is a measure of the sensitivity of a bond fund’s portfolio to changes in interest rates.)

Yields
	30-Day SEC Yields on
	January 31,	July 31,
Bond Fund	2014	2014
Short-Term Investment-Grade
Investor Shares	1.56%	1.39%
Admiral Shares	1.66	1.49
Institutional Shares	1.69	1.52
Intermediate-Term Investment-Grade
Investor Shares	2.81%	2.50%
Admiral Shares	2.91	2.60
Long-Term Investment-Grade
Investor Shares	4.51%	4.08%
Admiral Shares	4.61	4.18
High-Yield Corporate
Investor Shares	4.25%	4.21%
Admiral Shares	4.35	4.31

Allocations in both funds to U.S. Treasuries, commercial mortgage-backed securities, and high-quality asset-backed securities such as auto loans and credit card receivables detracted from performance. A return of just under 1% put the Short-Term Investment-Grade Fund ahead of its benchmark and peer group; the Intermediate-Term Investment-Grade Fund’s return of 2.60% put it ahead of its peer group but behind its benchmark.

Market predictions about yields often miss the mark

U.S. bond yields have been below their historical long-term averages for some time now.
But history has shown that just because yields are low doesn’t mean that they have to move higher.

At the end of 2010, the market believed yields were at such low levels that a significant rise was in the offing. The dotted line in the chart below shows where the market expected
Treasury yields to be three years down the road (as indicated by the so-called forward yield curve). For some maturities, those expectations implied that yields would more than double.

Bond yields rarely move as expected, however. The black line in the chart shows that Treasury yields at the end of 2013 were well below market expectations, and in fact even lower than where they had been three years earlier.

While the current low level of yields implies slim returns from bonds in the future, investors should keep in mind that it remains just as hard today as it was in 2010 to say where yields will head next.

The market’s forecast for 2013 yields versus where yields actually ended up

Although investors were looking for more yield, they weren’t willing to venture too far into junk bond territory. In contrast to the scenario for investment-grade bonds, returns within this segment of the bond market were best for the highest-rated securities, which tend to be most sensitive to interest rate movements. The High-Yield Corporate Fund’s tilt toward such securities helped its results. Even with some dampening from its cash position, the fund returned just over 3%, more or less in line with its benchmark and a little better than its peer group.

For more information about the advisors’ strategies and the funds’ positioning during the year, please see the Advisors’ Report that follows this letter.

International bonds can help diversify interest rate risk
As the Fed continues to trim its bond purchases, we’re likely to see more headlines about the prospect of higher interest rates and lower bond prices. But the latest media speculation is never a sound basis for changing your portfolio’s long-term allocation to bonds, which serve to moderate the much higher volatility of stocks.

Investors can nevertheless reduce their exposure to U.S. interest rate risk by shifting some of their portfolio’s bond allocation into international bonds.

Using nearly three decades’ worth of data from periods when interest rates rose, Vanguard has found that adding international bonds (whether hedged for foreign currency risk or issued in U.S. dollars) can effectively diversify a portfolio of local bonds regardless of the investor’s home country. Much of this benefit arises because the interest rate movements of various markets can cancel one another out to some extent, leading to more stable returns.

Of course, there’s no guarantee that such trends will continue, and diversification doesn’t prevent losses. But it’s unlikely that all interest rates across the globe would increase at the same time or by the same magnitude. (You can read more in Fearful of Rising Interest Rates? Consider a More Global Bond Portfolio, available at vanguard.com/research.)

This strategy of global diversification is simple and straightforward and can make sense in any rate environment. And unlike changes in interest rates, such a strategy is under your control.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2014

Your Fund’s Performance at a Glance
January 31, 2014, Through July 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.74	$10.74	$0.103	$0.003
Admiral Shares	10.74	10.74	0.108	0.003
Institutional Shares	10.74	10.74	0.110	0.003
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$9.81	$9.90	$0.155	$0.008
Admiral Shares	9.81	9.90	0.160	0.008
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$10.02	$10.47	$0.234	$0.013
Admiral Shares	10.02	10.47	0.239	0.013
Vanguard High-Yield Corporate Fund
Investor Shares	$6.04	$6.06	$0.166	$0.000
Admiral Shares	6.04	6.06	0.169	0.000

Advisors’ Report

Vanguard Fixed Income Group

For the Short, Intermediate, and LongTerm InvestmentGrade Funds

For the six months ended July 31, 2014, the Short-Term Investment-Grade Fund returned 0.99% for Investor Shares, 1.04% for Admiral Shares, and 1.05% for Institutional Shares. It outpaced its benchmark by a narrow margin. The Intermediate-Term Investment-Grade Fund returned 2.60% for Investor Shares and 2.65% for Admiral Shares, lagging its benchmark.

The Long-Term Investment-Grade Fund—we manage about 10% of its assets—also underperformed its benchmark, with a return of 7.02% for Investor Shares and 7.07% for Admiral Shares. All three funds exceeded the average returns of their peer groups.

The investment environment
Part of the gains made by bonds over the six months can be chalked up to a growing expectation that interest rates will stay low for an extended period.

As part of its third wave of quantitative easing, the Federal Reserve bought about $1 trillion in Treasuries and mortgage-backed securities over the course of 2013. Talk of winding the huge program down initially rattled investors and sent yields higher last year.

But Fed guidance has reassured the market that the tapering will be gradual and interest rates will remain low for a considerable amount of time even after the program ends. This news helped yields at the long end of the curve ease back down this year. (The Fed was still purchasing about $35 billion in assets in July and continuing to reinvest interest payments and proceeds from maturing securities back into Treasuries and mortgage-backed securities.)

The fragility of economic growth both at home and abroad also made any rise in rates in the short term look less likely. The pace of growth in many developed markets remained lackluster despite the best efforts of their central banks. In the United States, severe winter weather contributed to a contraction in economic output of almost 3% in the first quarter, although the situation has since improved.

At the same time, demand broadened beyond investors still looking to corporate bonds for more yield. Some large investors such as insurance companies and pension funds pushed up demand as they rebal-anced their portfolios out of equities and into bonds after last year’s stock run-up. And heightened tensions in Eastern Europe and the Middle East led more risk-averse investors to turn to bonds as a safe harbor for their assets.

Given the level of investor appetite for corporate bonds in particular, the average spread between their yields and those of Treasuries ground even tighter to near precrisis levels. It stood at 99 basis points at the end of the period, compared with 116 six months earlier. (The narrower the spread, the less corporate bond investors are being compensated for the risk they are taking.)

With demand high and interest rates unexpectedly moving lower, companies rushed to lock in cheap financing. Corporate issuance increased even compared with the already high level seen in the previous year.

Management of the funds
Throughout the six months, all three funds had durations shorter than those of their benchmark indexes. That stance, which can act as a buffer against rising interest rates, produced mixed results. The flattening of the yield curve benefited the Short-Term Fund but dragged on the relative performance of the Long-Term Fund.

All three funds had holdings outside of corporate bonds. Their allocations to investment-grade international sovereign bonds (denominated in U.S. dollars or fully hedged so as to avoid any currency risk) performed well. This was partly due to the additional steps taken by the European Central Bank to loosen monetary policy within the Eurozone. Emerging-market sovereign bonds also rallied after falling in January.

On the other hand, allocations to Treasuries in the three funds and to asset-backed securities and commercial mortgage-backed securities in the Short-and Intermediate-Term Funds detracted.

The relative performance of the Long-Term Investment-Grade Fund got a boost from its holdings of BBB-rated securities, as lower-rated investment-grade bonds returned more than their higher-rated counterparts.

Positioning of the funds
Corporate bonds have had a strong run; returns may be more modest for the remainder of 2014, and income rather than price appreciation will likely drive performance. Prices may fall if interest rates rise sharply.

We expect U.S. economic growth to pick up. This will allow the Fed to end its bond purchases by the end of this year and begin slowly tightening the federal funds target rate sometime in 2015. The tightening is likely to end, however, at a level below the historical average.

With rising interest rates in the offing, we are entering the second half of the funds’ fiscal year with durations shorter than those of their benchmarks. Because investors are likely to keep reaching for yield, we will continue to favor sectors offering an attractive reward for the level of risk taken.

As an eventual tightening of monetary policy is likely to be accompanied by an increase in market volatility, we will maintain significant levels of liquidity. That precaution should allow us to meet potential shareholder redemptions without becoming forced sellers in the market and to take advantage of any price dislocations that may arise.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to produce competitive returns.

Gregory Davis, CFA, Principal
Global Head of Fixed Income Group

Paul M. Jakubowski, Principal
Head of Credit

Gregory S. Nassour, CFA, Principal
Portfolio Manager

August 20, 2014

Wellington Management Company, llp

For the Long-Term InvestmentGrade Fund

For the six months ended July 31, 2014, Vanguard Long-Term Investment-Grade Fund returned 7.02% for Investor Shares and 7.07% for Admiral Shares. It slightly lagged the 7.15% return of its benchmark, the Barclays U.S. Long Credit A or Better Bond Index, but far surpassed the 3.38% average return of its peers (which includes funds of shorter durations).

The portion of the fund that we manage (“the portfolio”) represents about 90% of the fund’s assets. It invests primarily in corporate bonds with 10- to 30-year maturities. Its returns are affected by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.

The investment environment
Fixed income markets rallied during the period as expectations of prolonged easy monetary policy by major central banks, along with an improving, albeit below-trend, macro environment, suppressed volatility.

Tensions between Ukraine and Russia, violence in Iraq, and Chinese slowdown concerns raised questions about the rate of global growth, keeping a lid on risk appetites overall. Meanwhile, the divergence in central bank monetary policy continued to grow.

The European Central Bank unveiled a set of unconventional measures to fight disinflationary forces and rekindle growth in the Eurozone. The People’s Bank of China announced a set of “mini-stimulus” measures, and the Bank of Japan maintained its easy monetary policy framework. Meanwhile, the Bank of England signaled a possible rise in rates before the end of the year. And the U.S. Federal Reserve hinted at a slightly faster pace of rate hikes starting next year, but with a lower end point.

The Fed continued to unwind its asset-purchase program, tapering it by $10 billion per meeting as expected and lowering the total monthly level to $35 billion in July. In June, the Federal Open Market Committee modestly increased its projections for short-term interest rates in 2015 and 2016, signifying its confidence in the U.S. economic recovery. However, central bank officials slightly lowered their long-term outlook for rates because of a decline in longer-term growth projections.

The portfolio’s successes
Our security selection within banking bonds was strong, and the portfolio benefited by having a greater-than-market exposure to these issuers. Selections among electric bonds and an overweight allocation to the communications industry also boosted relative returns.

The portfolio’s shortfalls
An underweight allocation to taxable municipals detracted from the portfolio’s relative performance. Our underweight to and security selection within technology bonds also hurt, as did our yield curve positioning and spread-duration posture.

The outlook
We continue to view the corporate bond market positively on the basis of low default expectations, the rebound in U.S. economic growth, and favorable corporate fundamentals. We expect modest spread tightening to partially offset higher Treasury yields, but valuation is close to fair.

The U.S. economy returned to growth in the second quarter following a weather-induced first-quarter contraction. We expect fiscal drag to lessen and GDP to grow modestly in the second half of the year. Continued improvement in the U.S. housing and labor markets has increased net worth and should lead to more consumer spending. Emerging-market economic weakness, China property-market deterioration, and geopolitical tensions in the Middle East and Ukraine present risks to our outlook. Central bank policies are mixed around the world, leading to more uncertainty.

Corporate fundamentals remain supportive of credit spreads. Leverage has increased but is offset by improved interest coverage; cash balances remain high, and companies will continue to face pressure from activist shareholders. Stockholder-friendly activities such as mergers and acquisitions, share buybacks, and dividend increases have picked up and are likely to accelerate in the second half of 2014.

The corporate bond market’s liquidity remains challenging because of financial regulation, but it has improved as market volatility has declined. Heavy volumes of new issues have helped companies extend the maturity of their debt and reduce borrowing costs. Supply/demand is fairly balanced but could get worse if rates rise too quickly. Corporate pension plans continue to be a source of demand for corporate debt as they implement liability-driven investment strategies and de-risk out of equities.

The timing, pace, and magnitude of any further upturns in interest rates will determine the future performance of fixed income markets and may well contribute to negative total returns. However, many of the forces that kept yields low in recent years (such as easy monetary policies, subdued inflation, and global slowdown fears) remain in place.

The portfolio’s position in long-term investment-grade bonds should contribute to income stability. The major risks are, of course, a further rise in long-term interest rates and/or a widening in corporate bond risk premiums.

The portfolio generally purchases bonds of large, well-established companies with stable operating histories.

Lucius T. Hill III, Senior Vice President and
Fixed Income Portfolio Manager

Scott I. St. John
CFA, Senior Vice President, and
Fixed Income Portfolio Manager

August 13, 2014

Wellington Management Company, llp

For the HighYield Corporate Fund

For the six months ended July 31, 2014, Vanguard High-Yield Corporate Fund returned 3.08%, compared with its benchmark’s return of 3.33%.

The investment environment
A combination of lower U.S. Treasury yields and tighter high-yield bond spreads contributed to the fund’s performance. U.S. economic data improved during the second quarter after weather-induced first-quarter weakness. The Federal Reserve continued to provide monetary stimulus even as it wound down its asset purchases.

The 10-year U.S. Treasury yield started the year at 2.97% before declining to end January 2014 at 2.70%. This downward trend persisted over the half year, reaching 2.56% by the end of July. Because bond yields and prices are inversely related, bond prices rose. Credit-sensitive sectors, including the high-yield market, rallied along with equities as ongoing improvements to employment, housing, and manufacturing data offset geopolitical concerns in Ukraine and the Middle East.

Performance by credit quality was mixed. Ba-rated bonds did best because of their greater sensitivity to interest rates, returning 3.77% according to Barclays U.S. Corporate High Yield Bond Index. Meanwhile, Caa-rated bonds benefited from spread tightening and greater coupon income and returned 3.59%; B-rated bonds returned 2.92%. The spread of the high-yield market narrowed from 404 basis points over Treasuries on January 31 to 388 basis points as of July 31.

Corporate fundamentals remain healthy, and debt levels at most companies are stable. We expect continued U.S. GDP growth in 2014 and 2015 and believe most high-yield companies will be able to sustain solid credit profiles. The pickup in shareholder-friendly actions such as merger and acquisition activity and weakening bondholder covenants may put pressure on balance sheets. But at this point, the default experience remains benign. Moody’s trailing 12-month speculative grade default rate was 2.2% as of the end of June, still well below the long-term average of 3.9%.

The new-issue calendar is robust; the U.S. high-yield market raised $199 billion in the first seven months of the year. Companies have benefited from strong investor demand by refinancing their debt at lower interest costs and pushing maturities into the future.

However, after the risk rally of the last few years, the difference in spread between low- and high-quality bonds is nearing record lows. This means there is minimal spread pickup to be gained for taking on greater default risk, and we believe that a high-quality bias is therefore prudent at this point.

The fund’s successes
The fund benefited from its relative weightings in gaming, metals, and financial services and from positive credit selection in the media cable sector.

The fund’s shortfalls
Holdings in cash were a drag on relative performance. Relative weightings in the wireline sector and credit selection in technology and utilities detracted as well. The fund also suffered from its shorter duration positioning relative to the benchmark.

The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-quality names. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify holdings by issuer and industry.

Michael L. Hong, CFA, Vice President
and Fixed Income Portfolio Manager

August 12, 2014

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.39%	1.49%	1.52%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,035	2,269	8,818
Yield to Maturity
(before expenses)	1.7%	1.6%	2.3%
Average Coupon	3.3%	3.6%	3.3%
Average Duration	2.4 years	2.8 years	5.6 years
Average Effective
Maturity	3.1 years	3.0 years	7.7 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	10.1%
Commercial Mortgage-Backed	7.9
Finance	26.9
Foreign	9.6
Government Mortgage-Backed	0.1
Industrial	31.0
Treasury/Agency	9.1
Utilities	4.3
Other	1.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.95	0.33
Beta	0.75	0.29

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	13.5%
1 - 3 Years	41.4
3 - 5 Years	35.1
5 - 7 Years	4.9
7 - 10 Years	4.6
10 - 20 Years	0.1
20 - 30 Years	0.1
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	9.5%
Aaa	14.7
Aa	15.0
A	34.4
Baa	23.9
Ba	1.0
Ca	0.1
Not Rated	1.4

Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Investment Focus

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	3.38%	-1.67%	1.71%	1.94%
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	0.96	0.03	0.99	0.98
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	3.19%	3.94%	3.51%	0.25%	3.76%
Admiral Shares	2/12/2001	3.29	4.05	3.62	0.25	3.87
Institutional Shares	9/30/1997	3.32	4.08	3.65	0.25	3.90

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.875%	7/15/17	897,500	894,278	1.8%
	United States Treasury Note/Bond	0.250%	8/15/15	801,300	802,174	1.6%
	United States Treasury Note/Bond	1.250%	9/30/15	713,700	722,507	1.4%
1	United States Treasury Note/Bond	0.375%	6/15/15	693,721	695,240	1.4%
	United States Treasury Note/Bond	0.250%	7/15/15	343,800	344,175	0.7%
	United States Treasury Note/Bond	0.250%	5/31/15	337,500	337,922	0.7%
	United States Treasury Note/Bond	0.375%	8/31/15	231,200	231,741	0.4%
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,065	0.4%
	United States Treasury Note/Bond	0.250%	5/15/15	147,635	147,820	0.3%
	United States Treasury Note/Bond	1.750%	7/31/15	145,500	147,819	0.3%
[2,3]	United States Treasury
	Note/Bond	0.250%–2.125%	5/31/15–8/31/19	250,868	249,565	0.5%
					4,761,306	9.5%

Conventional Mortgage-Backed Securities †					5,167	0.0%

Nonconventional Mortgage-Backed Securities †					33,274	0.1%
Total U.S. Government and Agency Obligations (Cost $4,797,706)					4,799,747	9.6%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Ally Master Owner
	Trust Series 2012-5	1.540%	9/15/19	90,765	90,298	0.2%
[4,5]	American Express Issuance
	Trust II 2013-1	0.432%	2/15/19	131,000	130,697	0.3%
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	23,989	25,843	0.1%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	44,747	48,297	0.1%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.561%	4/10/49	34,220	37,401	0.1%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.190%–6.234%	2/10/51	65,967	74,437	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[4,6]	Banc of America Funding
	2006-H Trust	2.757%	9/20/46	26,248	22,361	0.0%
4	Banc of America Mortgage
	2003-F Trust	2.647%	7/25/33	1,498	1,485	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.650%	9/25/32	20	20	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	13,370	13,925	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	23,485	25,287	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.707%	6/11/40	21,611	23,912	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	124,498	136,695	0.3%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	41,727	46,349	0.1%
[4,5]	Chase Issuance Trust 2007-C1	0.612%	4/15/19	30,600	30,362	0.1%
[4,5]	Chase Issuance Trust 2012-A10	0.412%	12/16/19	117,000	116,671	0.2%
[4,5,7] Citibank Omni Master Trust
	2009-A14A	2.902%	8/15/18	65,116	65,163	0.1%
[4,7]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	67,557	68,419	0.1%
[4,6]	Citigroup Mortgage Loan Trust
	2007-AR8	2.686%	7/25/37	1,479	1,301	0.0%
4	COMM 2006-C8
	Mortgage Trust	5.292%–5.306%	12/10/46	98,231	106,051	0.2%
4	COMM 2007-C9
	Mortgage Trust	5.796%	12/10/49	25,210	27,963	0.1%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,144	0.0%
4	COMM 2012-CCRE3
	Mortgage Trust	2.822%	10/15/45	7,520	7,377	0.0%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%	10/15/45	10,825	10,622	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,570	0.0%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	10/10/46	46,680	49,754	0.1%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	30,165	31,715	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.757%	11/10/23–12/10/23	37,967	40,291	0.1%
4	COMM 2013-CCRE8
	Mortgage Trust	3.612%	6/10/46	22,465	23,145	0.0%
[4,7]	COMM 2013-CCRE9
	Mortgage Trust	2.972%–4.260%	7/10/45–8/10/46	61,020	64,358	0.1%
[4,7]	COMM 2013-CR9
	Mortgage Trust	4.260%	7/10/45	8,250	8,316	0.0%
[4,7]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	73,378	77,176	0.2%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,020	0.0%
[4,7]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	5,490	5,372	0.0%
4	COMM 2014-CCRE14
	Mortgage Trust	3.147%–4.236%	2/10/47	23,155	24,424	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.718%	2/10/47	38,500	40,438	0.1%
4	COMM 2014-CR17
	Mortgage Trust	3.977%–4.736%	5/10/47	57,490	60,060	0.1%
4	COMM 2014-CR18
	Mortgage Trust	3.452%–3.828%	7/15/47	22,950	23,672	0.0%
4	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	114,300	111,821	0.2%
[4,7]	Ford Credit Auto Lease
	Trust 2012-B	1.100%	12/15/15	10,050	10,079	0.0%
4	Ford Credit Auto Lease
	Trust 2013-A	1.010%–1.280%	5/15/16–6/15/16	31,830	31,863	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	22,730	22,902	0.0%
4	Ford Credit Auto Owner
	Trust 2010-A	3.220%	3/15/16	6,040	6,087	0.0%
4	Ford Credit Auto Owner
	Trust 2013-A	1.150%–1.360%	7/15/18–10/15/18	12,200	12,129	0.0%
4	Ford Credit Auto Owner
	Trust 2013-B	1.110%–1.820%	10/15/18–11/15/19	17,930	17,851	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%–2.500%	11/15/18–1/15/20	13,700	13,846	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	25,200	24,978	0.1%
[4,7]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	4.990%	2/15/17	21,000	21,478	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	26,800	27,240	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-4	0.940%–1.390%	9/15/16	40,300	40,320	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	1.490%	9/15/19	116,300	115,139	0.2%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-5	1.690%–2.140%	9/15/19	15,850	15,871	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-1	1.370%–1.820%	1/15/18	35,359	35,397	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2013-3	1.740%	6/15/17	7,529	7,538	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-4	2.100%–2.790%	6/15/20	15,460	15,308	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2014-1	1.400%–2.310%	2/15/19–2/15/21	14,800	14,753	0.0%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series 2014-2	0.652%	2/15/21	9,200	9,166	0.0%
[4,5]	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.152%	5/15/19	50,270	50,319	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	72,000	71,857	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	90,140	88,956	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.906%	4/22/19	48,100	48,436	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.596%	10/20/17	25,000	25,006	0.1%
[4,7]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	83,300	84,609	0.2%
[4,7]	GS Mortgage Securities
	Trust 2010-C2	5.224%	12/10/43	3,530	3,882	0.0%
[4,7]	GS Mortgage Securities
	Trust 2011-GC3	5.541%	3/10/44	2,280	2,565	0.0%
[4,7]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	25,305	26,081	0.1%
[4,7]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	27,725	27,188	0.1%
[4,7]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,110	0.0%
4	GS Mortgage Securities
	Trust 2013-GC13	4.039%	7/10/46	22,170	23,736	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	24,670	24,477	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	79,722	84,668	0.2%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A2	1.822%	2/25/33	2,892	2,707	0.0%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A4	2.583%	7/25/33	847	872	0.0%
4	Merrill Lynch Mortgage
	Trust 2006-C2	5.739%	8/12/43	11,767	12,691	0.0%
4	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	11,319	12,572	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2006-2	5.870%	6/12/46	8,190	8,824	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2007-6	5.331%	3/12/51	7,908	7,910	0.0%
4	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	52,563	56,613	0.1%
4	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	18,681	20,160	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.909%	6/11/49	36,773	40,532	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	62,380	68,728	0.1%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	5,643	5,772	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,045	17,081	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	10,690	10,928	0.0%
[4,5]	Navient Student Loan Trust 2014-1	0.905%	2/25/39	5,940	5,979	0.0%
[4,7]	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	87,600	88,155	0.2%
[4,5]	SLM Student Loan Trust 2005-5	0.334%	4/25/25	53,082	52,767	0.1%
[4,5]	SLM Student Loan Trust 2005-9	0.354%	1/27/25	25,681	25,569	0.1%
[4,5]	SLM Student Loan Trust 2006-5	0.344%	1/25/27	24,500	24,085	0.1%
[4,5]	SLM Student Loan Trust 2006-6	0.344%	10/27/25	36,300	35,627	0.1%
[4,5]	SLM Student Loan Trust 2007-1	0.324%	1/26/26	66,950	65,283	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5,7] SLM Student Loan Trust
	2011-A	1.152%–4.370%	10/15/24–4/17/28	22,986	23,930	0.1%
[4,7]	SLM Student Loan Trust
	2011-B	3.740%	2/15/29	60,000	63,026	0.1%
[4,5,7] SLM Student Loan Trust
	2011-C	1.552%–4.540%	12/15/23–10/17/44	34,095	35,759	0.1%
[4,5]	SLM Student Loan Trust
	2012-6	0.435%	9/25/19	34,018	33,999	0.1%
[4,5,7] SLM Student Loan Trust
	2012-B	1.252%–3.480%	12/15/21–10/15/30	20,111	20,693	0.0%
[4,5,7] SLM Student Loan Trust
	2012-E	0.902%	10/16/23	16,427	16,479	0.0%
[4,5,7] SLM Student Loan Trust
	2013-1	1.202%–2.500%	5/17/27–3/15/47	32,000	31,758	0.1%
[4,5]	SLM Student Loan Trust
	2013-6	0.805%	6/26/28	19,400	19,506	0.0%
[4,7]	SLM Student Loan Trust
	2013-B	1.850%–3.000%	6/17/30–5/16/44	29,450	28,656	0.1%
[4,7]	SLM Student Loan Trust
	2013-C	3.500%	6/15/44	5,860	5,762	0.0%
[4,5]	SLM Student Loan Trust
	2014-1	0.755%	2/26/29	10,900	10,957	0.0%
[4,7]	SLM Student Loan Trust
	2014-A	2.590%–3.500%	1/15/26–11/15/44	8,600	8,542	0.0%
7	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				5,544,598	11.1%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $9,065,907)					9,096,567	18.2%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	6.500%	8/1/16	81,273	89,581	0.2%
	Bank of America Corp.	1.500%–6.875%	1/15/15–4/1/19	530,167	564,317	1.1%
	Bank of America NA	1.125%–6.100%	11/14/16–6/15/17	98,389	100,037	0.2%
	Bank One Corp.	4.900%	4/30/15	14,615	15,068	0.0%
	Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	106,436	119,224	0.2%
	BNP Paribas SA	3.600%	2/23/16	84,830	88,372	0.2%
	Citigroup Inc.	3.953%	6/15/16	108,110	113,738	0.2%
	Citigroup Inc.	1.250%–6.375%	8/12/14–7/29/19	459,621	475,438	1.0%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	89,403	94,231	0.2%
	Countrywide Financial Corp.	6.250%	5/15/16	37,914	41,174	0.1%
	Deutsche Bank AG	6.000%	9/1/17	97,907	110,554	0.2%
	Goldman Sachs Group Inc.	2.625%	1/31/19	140,620	141,223	0.3%
8	Goldman Sachs Group Inc.	2.375%–6.250%	10/1/14–7/19/18	470,809	521,419	1.0%
	HSBC USA Inc.	2.375%	2/13/15	95,532	96,531	0.2%
	Intesa Sanpaolo SPA	2.375%	1/13/17	106,150	107,222	0.2%
	JPMorgan Chase & Co.	3.450%	3/1/16	99,020	102,893	0.2%
[4,5]	JPMorgan Chase & Co.	1.100%–6.300%	9/15/14–12/29/49	450,616	468,750	0.9%
8	JPMorgan Chase Bank NA	5.375%–6.000%	6/13/16–10/1/17	58,317	74,706	0.2%
	Morgan Stanley	2.125%–6.625%	4/28/15–7/23/19	417,653	446,037	0.9%
7	Banking—Other †				6,729,153	13.5%
	Brokerage †				251,459	0.5%
	Finance Companies
4	General Electric
	Capital Corp.	1.000%–6.375%	11/14/14–11/15/67	492,800	522,137	1.1%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Navient Corp.	3.875%–6.000%	9/10/15–9/25/17	62,637	64,851	0.1%
Finance Companies—Other †				242,143	0.5%
Insurance
American International Group Inc. 8.250%		8/15/18	116,033	142,941	0.3%
7 Insurance—Other †				840,331	1.7%
7 Real Estate Investment Trusts †				650,395	1.3%
				13,213,925	26.5%
Industrial
7 Basic Industry †				1,183,997	2.4%
Capital Goods
General Electric Co.	5.250%	12/6/17	120,350	134,819	0.3%
General Electric Co.	0.850%	10/9/15	18,420	18,498	0.0%
7 Capital Goods—Other †				1,557,486	3.1%
Communication
America Movil SAB de CV	2.375%	9/8/16	106,729	109,720	0.2%
AT&T Inc.	5.500%	2/1/18	96,524	108,753	0.2%
8 AT&T Inc.	0.900%–5.875%	9/15/14–3/11/19	432,563	457,413	0.9%
Time Warner Cable Inc.	6.750%	7/1/18	76,845	90,075	0.2%
Time Warner Cable Inc.	5.850%	5/1/17	77,365	86,518	0.2%
Verizon Communications Inc.	3.650%	9/14/18	108,535	115,644	0.2%
Verizon Communications Inc.	2.500%	9/15/16	89,960	92,870	0.2%
7 Communication—Other †				2,057,460	4.1%
Consumer Cyclical
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	91,059	0.2%
Ford Motor Credit Co. LLC	2.375%–8.000%	1/15/15–3/12/19	372,559	398,702	0.8%
7 Consumer Cyclical—Other †				1,630,987	3.3%
Consumer Noncyclical
Express Scripts Holding Co.	2.650%	2/15/17	81,926	84,607	0.2%
7 Consumer Noncyclical—Other †				3,222,339	6.4%
Energy
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	95,050	0.2%
Transocean Inc.	5.050%	12/15/16	86,665	93,883	0.2%
7 Energy—Other †				1,651,168	3.3%
7 Other Industrial †				28,546	0.1%
Technology
Hewlett-Packard Co.	3.000%	9/15/16	89,140	92,649	0.2%
7 Technology—Other †				1,193,048	2.4%
Transportation
4 AFC X Ltd.	3.500%	5/31/15	133,000	133,332	0.3%
7 Transportation—Other †				525,624	1.0%
				15,254,247	30.6%
Utilities
7 Electric †				1,983,148	4.0%
7 Natural Gas †				116,448	0.2%
Other Utility †				10,559	0.0%
				2,110,155	4.2%
Total Corporate Bonds (Cost $30,333,188)				30,578,327	61.3%
Sovereign Bonds (U.S. Dollar-Denominated)
Export-Import Bank of Korea	4.000%	1/11/17	98,200	104,436	0.2%
Export-Import
Bank of Korea	2.875%–5.875%	1/14/15–1/29/21	135,720	140,011	0.3%
Korea Development Bank	1.000%–4.375%	8/10/15–1/22/18	101,970	106,085	0.2%
7 Korea Electric Power Corp.	3.000%	10/5/15	40,100	41,043	0.1%
7 Korea Expressway Corp.	1.625%–5.125%	5/20/15–10/22/17	45,630	45,728	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Korea Finance Corp.	2.250%–3.250%	9/20/16–8/7/17	17,525	18,041	0.0%
7	Korea Hydro & Nuclear
	Power Co. Ltd.	3.125%	9/16/15	4,900	5,019	0.0%
7	Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,015	0.0%
7	Korea National Oil Corp.	2.875%–4.000%	11/9/15–10/27/16	22,101	23,276	0.1%
7	Korea Resources Corp.	2.125%	5/2/18	4,675	4,651	0.0%
7	Korea Western
	Power Co. Ltd.	2.875%	10/10/18	7,800	7,935	0.0%
	Petroleos Mexicanos	4.875%	3/15/15	103,688	106,231	0.2%
	Province of Ontario	2.300%	5/10/16	116,525	119,646	0.2%
	Province of Ontario	1.600%	9/21/16	83,150	84,324	0.2%
	Province of Ontario	2.700%	6/16/15	82,595	84,197	0.2%
	Province of Ontario	0.950%–5.450%	2/5/15–6/29/22	211,567	214,639	0.4%
	Republic of Korea	4.875%–5.125%	9/22/14–12/7/16	18,335	19,319	0.0%
	Republic of Turkey	7.000%	9/26/16	136,680	150,792	0.3%
4	Russian Federation	7.500%	3/31/30	80,491	91,055	0.2%
	VTB Bank OJSC Via
	VTB Capital SA	6.000%	4/12/17	100,450	98,943	0.2%
7	Sovereign Bonds (U.S. Dollar-Denominated)—Other †				3,217,795	6.5%
Total Sovereign Bonds (Cost $4,657,580)					4,690,181	9.4%
Taxable Municipal Bonds (Cost $241,770) †					246,737	0.5%
[7]Tax-Exempt Municipal Bonds (Cost $16,700) †					17,094	0.0%

				Shares
Convertible Preferred Stocks (Cost $28,924) †				29,160	—	0.0%
Temporary Cash Investment
Money Market Fund
9	Vanguard Market Liquidity Fund
	(Cost $304,928)	0.118%		304,927,877	304,928	0.6%

			Expiration
			Date	Contracts
Options on Futures Purchased
	Call Options on 10-Year U.S. Treasury Note
	Futures Contracts, Strike Price $125.50		8/22/14	430	80	0.0%
	Call Options on 10-Year U.S. Treasury Note
	Futures Contracts, Strike Price $126.00		8/1/14	428	7	0.0%
Total Options on Futures Purchased (Cost $213)					87	0.0%
Total Investments (Cost $49,446,916)					49,733,668	99.6%
Liability for Options Written
	Put Options on 10-Year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		8/22/14	430	(128)	0.0%
	Call Options on 10-Year U.S. Treasury Note
	Futures Contracts, Strike Price $126.50		8/1/14	858	(13)	0.0%
Total Liability for Options Written (Premiums Received $174)					(141)	0.0%
Other Assets and Liabilities
Other Assets					1,003,953	2.0%
Other Liabilities					(798,022)	(1.6%)
					205,931	0.4%
Net Assets					49,939,458	100.0%

Short-Term Investment-Grade Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	49,568,486
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	72,255
Unrealized Appreciation (Depreciation)
Investment Securities	286,878
Futures Contracts	(1,844)
Options on Futures Contracts	(93)
Swap Contracts	14,224
Forward Currency Contracts	98
Foreign Currencies	(546)
Net Assets	49,939,458

Investor Shares—Net Assets
Applicable to 1,084,920,043 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,647,616
Net Asset Value Per Share—Investor Shares	$10.74

Admiral Shares—Net Assets
Applicable to 2,910,269,544 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	31,244,433
Net Asset Value Per Share—Admiral Shares	$10.74

Institutional Shares—Net Assets
Applicable to 656,432,336 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,047,409
Net Asset Value Per Share—Institutional Shares	$10.74

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $2,394,000 have been segregated as collateral for open forward and over-the-counter swap contracts.
2 Securities with a value of $28,440,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $3,315,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security made only partial principal and/or interest payments during the period ended July 31, 2014.
7 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $5,619,590,000, representing 11.3% of net assets.
8 Face amount denominated in British pounds.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest[1]	515,638
Total Income	515,638
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,589
Management and Administrative—Investor Shares	9,564
Management and Administrative—Admiral Shares	10,272
Management and Administrative—Institutional Shares	1,284
Marketing and Distribution—Investor Shares	1,142
Marketing and Distribution—Admiral Shares	2,915
Marketing and Distribution—Institutional Shares	690
Custodian Fees	309
Shareholders’ Reports—Investor Shares	161
Shareholders’ Reports—Admiral Shares	111
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	20
Total Expenses	29,061
Net Investment Income	486,577
Realized Net Gain (Loss)
Investment Securities Sold	126,422
Futures Contracts	(55,222)
Options on Futures Contracts	(586)
Swap Contracts	(5,048)
Foreign Currencies and Forward Currency Contracts	2,408
Realized Net Gain (Loss)	67,974
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(111,205)
Futures Contracts	28,061
Options on Futures Contracts	1,429
Swap Contracts	6,864
Foreign Currencies and Forward Currency Contracts	(448)
Change in Unrealized Appreciation (Depreciation)	(75,299)
Net Increase (Decrease) in Net Assets Resulting from Operations	479,252
1 Interest income from an affiliated company of the fund was $379,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	486,577	852,986
Realized Net Gain (Loss)	67,974	146,010
Change in Unrealized Appreciation (Depreciation)	(75,299)	(307,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	479,252	691,544
Distributions
Net Investment Income
Investor Shares	(111,716)	(213,557)
Admiral Shares	(306,649)	(526,306)
Institutional Shares	(70,371)	(115,303)
Realized Capital Gain[1]
Investor Shares	(3,260)	(45,348)
Admiral Shares	(8,434)	(105,560)
Institutional Shares	(1,949)	(21,598)
Total Distributions	(502,379)	(1,027,672)
Capital Share Transactions
Investor Shares	(100,181)	(321,974)
Admiral Shares	1,627,624	3,986,902
Institutional Shares	248,664	2,174,537
Net Increase (Decrease) from Capital Share Transactions	1,776,107	5,839,465
Total Increase (Decrease)	1,752,980	5,503,337
Net Assets
Beginning of Period	48,186,478	42,683,141
End of Period	49,939,458	48,186,478
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $20,269,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.74	$10.82	$10.73	$10.80	$10.70	$9.81
Investment Operations
Net Investment Income	.103	.194	.231	.269	.330	.387
Net Realized and Unrealized Gain (Loss)
on Investments	.003	(.039)	.139	(.008)	.132	.907
Total from Investment Operations	.106	.155	.370	.261	.462	1.294
Distributions
Dividends from Net Investment Income	(.103)	(.194)	(.234)	(.292)	(.356)	(.404)
Distributions from Realized Capital Gains	(.003)	(.041)	(.046)	(.039)	(.006)	—
Total Distributions	(.106)	(.235)	(.280)	(.331)	(.362)	(.404)
Net Asset Value, End of Period	$10.74	$10.74	$10.82	$10.73	$10.80	$10.70

Total Return[1]	0.99%	1.46%	3.48%	2.46%	4.38%	13.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,648	$11,752	$12,166	$13,394	$15,249	$15,115
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.81%	2.13%	2.52%	3.05%	3.66%
Portfolio Turnover Rate	81%	122%	80%	47%[2]	48%	59%[2]
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.74	$10.82	$10.73	$10.80	$10.70	$9.81
Investment Operations
Net Investment Income	.108	.205	.242	.279	.342	.400
Net Realized and Unrealized Gain (Loss)
on Investments	.003	(.039)	.139	(.008)	.132	.907
Total from Investment Operations	.111	.166	.381	.271	.474	1.307
Distributions
Dividends from Net Investment Income	(.108)	(.205)	(.245)	(.302)	(.368)	(.417)
Distributions from Realized Capital Gains	(.003)	(.041)	(.046)	(.039)	(.006)	—
Total Distributions	(.111)	(.246)	(.291)	(.341)	(.374)	(.417)
Net Asset Value, End of Period	$10.74	$10.74	$10.82	$10.73	$10.80	$10.70

Total Return	1.04%	1.56%	3.59%	2.55%	4.49%	13.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,244	$29,632	$25,845	$22,313	$21,337	$16,973
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.91%	2.23%	2.61%	3.16%	3.78%
Portfolio Turnover Rate	81%	122%	80%	47%[1]	48%	59%[1]
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.74	$10.82	$10.73	$10.80	$10.70	$9.81
Investment Operations
Net Investment Income	.110	.208	.245	.283	.346	.404
Net Realized and Unrealized Gain (Loss)
on Investments	.003	(.039)	.139	(.008)	.132	.907
Total from Investment Operations	.113	.169	.384	.275	.478	1.311
Distributions
Dividends from Net Investment Income	(.110)	(.208)	(.248)	(.306)	(.372)	(.421)
Distributions from Realized Capital Gains	(.003)	(.041)	(.046)	(.039)	(.006)	—
Total Distributions	(.113)	(.249)	(.294)	(.345)	(.378)	(.421)
Net Asset Value, End of Period	$10.74	$10.74	$10.82	$10.73	$10.80	$10.70

Total Return	1.05%	1.59%	3.62%	2.60%	4.53%	13.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,047	$6,802	$4,672	$1,864	$1,387	$1,840
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.05%	1.94%	2.26%	2.65%	3.20%	3.81%
Portfolio Turnover Rate	81%	122%	80%	47%[1]	48%	59%[1]
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to

Short-Term Investment-Grade Fund

changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts represented 2% and 7% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average of market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the

Short-Term Investment-Grade Fund

master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2014, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

Short-Term Investment-Grade Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2014, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period. The average total amount of cross currency swaps represented less than 1% of net assets based on the average of notional amounts at each quarter-end during the period.

Short-Term Investment-Grade Fund

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $4,994,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Short-Term Investment-Grade Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,799,747	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,841,931	254,636
Corporate Bonds	—	30,511,384	66,943
Sovereign Bonds	—	4,690,181	—
Taxable Municipal Bonds	—	246,737	—
Tax-Exempt Municipal Bonds	—	17,094	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	304,928	—	—
Futures Contracts—Assets[1]	1,224	—	—
Futures Contracts—Liabilities[1]	(486)	—	—
Forward Currency Contracts—Assets	—	184	—
Forward Currency Contracts—Liabilities	—	(86)	—
Swap Contracts—Assets	97[1]	18,272	—
Swap Contracts—Liabilities	(5)[1]	(4,927)	—
Options on Futures Purchased	87	—	—
Liability for Options Written	(141)	—	—
Total	305,704	49,120,517	321,579
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	12,189	3,505	4,170	19,864
Liabilities	(637)	(1,428)	(3,580)	(5,645)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2014, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(55,222)	—	—	(55,222)
Options on Futures Contracts	(586)	—	—	(586)
Swap Contracts	96	185	(5,329)	(5,048)
Forward Currency Contracts	—	1,259	—	1,259
Realized Net Gain (Loss) on Derivatives	(55,712)	1,444	(5,329)	(59,597)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	28,061	—	—	28,061
Options on Futures Contracts	1,429	—	—	1,429
Swap Contracts	838	1,979	4,047	6,864
Forward Currency Contracts	—	98	—	98
Change in Unrealized Appreciation
(Depreciation) on Derivatives	30,328	2,077	4,047	36,452

At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(12,758)	(1,589,766)	2,360
30-Year U.S. Treasury Bond	September 2014	(4,749)	(652,542)	(4,138)
2-Year U.S. Treasury Note	September 2014	2,717	596,169	178
5-Year U.S. Treasury Note	September 2014	4,968	590,377	(87)
Ultra Long U.S. Treasury Bond	September 2014	(214)	(32,281)	(22)
Euro Bund	September 2014	23	4,554	(135)
				(1,844)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At July 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	8/4/14	GBP	3,600	USD	6,071	6
Barclays Capital	8/4/14	EUR	2,102	USD	2,817	(2)
Deutsche Bank AG	8/4/14	EUR	1,299	USD	1,752	(13)
Barclays Capital	8/4/14	GBP	1,008	USD	1,725	(23)
BNP Paribas	9/2/14	USD	46,242	EUR	34,547	(19)
BNP Paribas	9/2/14	USD	21,875	GBP	12,974	(29)
Chase Securities	8/4/14	USD	7,865	GBP	4,608	86
BNP Paribas	8/4/14	USD	4,645	EUR	3,401	92
						98
EUR—Euro. GBP—British pound. USD—U.S. dollar.

At July 31, 2014, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX—IG21—V1[2]	6/20/19	CME	53,000	(891)	1.000	(5)
1 CME—Chicago Mercantile Exchange. 2 Investment Grade Corporate Credit Default Swap Index—Version 21.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa2	12/20/17	MSCS	16,900	429	1.000	685
Boeing Co./A2	9/20/18	GSCM	4,885	(74)	1.000	68
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	495	1.000	734
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	7,820	27	1.000	135
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	8,310	29	1.000	144

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Federation of Malaysia/A3	9/20/19	BARC	63,300	(562)	1.000	(218)
General Electric Capital Corp./A1	6/20/19	BARC	19,530	(440)	1.000	5
General Electric Capital Corp./A1	6/20/19	BARC	29,300	(599)	1.000	69
Goldman Sachs Group Inc./Baa1	12/20/17	MSCS	9,760	273	1.000	404
Hartford Financial Services
Group Inc./Baa3	3/20/18	GSCM	9,750	18	1.000	197
Kingdom of Belgium/Aa3	9/20/17	RBS	3,800	112	1.000	196
Kohls Corp./Baa1	6/20/18	JPMC	5,380	85	1.000	106
Kohls Corp./Baa1	9/20/18	BOANA	5,380	83	1.000	87
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	3,900	(35)	1.000	56
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	19,520	(183)	1.000	271
Republic of Chile/Aa3	9/20/19	MSCS	21,400	(375)	1.000	(126)
Republic of Peru/A3	9/20/19	JPMC	18,750	(193)	1.000	(133)
Republic of Turkey/Baa3	9/20/19	DBAG	4,400	149	1.000	(25)
Royal Bank of Scotland plc/Baa1	3/20/17	GSCM	9,750	(90)	3.000	541
United Mexican States/A3	9/20/14	JPMC	195,400	3	0.250	(2)
			471,865			3,194

Credit Protection Purchased
Alcoa Inc.	6/20/19	BOANA	10,925	(354)	(1.000)	(192)
Alcoa Inc.	6/20/19	BOANA	7,285	(242)	(1.000)	(134)
Bank of America Corp.	12/20/14	DBAG	6,700	(6)	(1.000)	(28)
Bank of America Corp.	12/20/14	BARC	6,700	(5)	(1.000)	(27)
Bank of America Corp.	12/20/14	BARC	9,700	(7)	(1.000)	(40)
Computer Sciences Corp.	9/20/15	MSCS	7,315	318	(5.000)	(100)
Computer Sciences Corp.	9/20/15	BARC	7,315	316	(5.000)	(102)
El Du Pont De Nemours & Co.	9/20/18	GSCM	5,200	107	(1.000)	(44)
El Du Pont De Nemours & Co.	9/20/18	BARC	5,200	104	(1.000)	(47)
El Du Pont De Nemours & Co.	9/20/18	DBAG	5,200	104	(1.000)	(47)
El Du Pont De Nemours & Co.	9/20/18	CSFBI	6,865	152	(1.000)	(47)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	5,200	104	(1.000)	(47)
Federal Express Corp.	12/20/18	GSCM	21,640	292	(1.000)	(254)
Federative Republic of Brazil	12/20/15	BOANA	3,500	(12)	(1.000)	(40)
Intesa Sanpaolo SpA	6/20/19	DBAG	19,530	1,728	(3.000)	(195)
McKesson Corp.	3/20/19	JPMC	18,210	585	(1.000)	(65)
McKesson Corp.	3/20/19	JPMC	18,210	599	(1.000)	(52)
Morgan Stanley	9/20/15	BARC	11,000	(139)	(1.000)	(234)
PPG Industries Inc.	3/20/18	GSCM	9,760	120	(1.000)	(169)
Republic of Austria	9/20/17	BNPSW	3,800	(75)	(1.000)	(168)
Republic of Indonesia	9/20/19	DBAG	15,915	(397)	(1.000)	(49)
Republic of Indonesia	9/20/19	BARC	16,990	(400)	(1.000)	(29)
Republic of Korea	9/20/18	JPMC	7,800	59	(1.000)	(138)
Republic of South Africa	9/20/19	BARC	12,425	(385)	(1.000)	107
Russian Federation	6/20/19	BOANA	15,500	(559)	(1.000)	311
Russian Federation	6/20/19	GSCM	15,165	(1,022)	(1.000)	(171)
Russian Federation	9/20/19	GSCM	4,870	(244)	(1.000)	54
United Mexican States	12/20/15	BOANA	3,500	(15)	(1.000)	(51)
United Mexican States	12/20/18	DBAG	4,900	(27)	(1.000)	(97)
United Mexican States	12/20/18	GSCM	18,800	(40)	(1.000)	(312)
United Mexican States	12/20/18	GSCM	6,755	(20)	(1.000)	(118)
Wells Fargo & Co.	3/20/15	GSCM	10,660	(11)	(1.000)	(74)
			322,535			(2,599)
						595

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
RBS—Royal Bank of Scotland.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
12/15/15	CME	100,000	0.327	(0.152)[2]	(40)
2/15/16	LCH	150,000	0.700	(0.152)[2]	567
3/15/16	LCH	150,000	0.579	(0.152)[2]	234
6/15/16	CME	100,000	0.446	(0.152)[2]	(236)
7/10/18	CME	50,000	(1.380)	0.153[2]	167
7/10/19	CME	50,000	(1.686)	0.153[2]	192
					884

1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
10/14/14	WFC	21,100	1.861	(0.234)[2]	69
4/1/15	BNPSW	5,855	0.407	(0.235)[2]	6
8/7/15	CSFBI	100,000	0.414	(0.156)[3]	169
11/7/15	BOANA	155,000	0.375	(0.156)[3]	90
11/7/15	BOANA	195,000	0.374	(0.156)[3]	111
6/1/16	WFC	6,075	0.566	(0.227)[2]	(10)
6/1/16	GSCM	125	0.555	(0.227)[2]	—
6/1/16	WFC	9,500	2.910	(0.227)[2]	392
11/7/17	BOANA	163,000	(0.716)	0.156[3]	2,644
11/7/17	BOANA	162,000	(0.723)	0.156[3]	2,595
2/7/18	BARC	150,000	(0.957)	0.156[3]	1,878
2/7/19	WFC	150,000	(1.220)	0.156[3]	2,827
					10,771

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	24,528	GBP 14,650	(226)
USD 4.684%	GBP 5.375%	9/28/16	MSCS	23,541	GBP 13,750	297
USD 4.207%	EUR 2.625%	4/1/21	MSCS	22,502	EUR 16,790	(74)
USD 3.810%	EUR 2.625%	4/1/21	BARC	22,491	EUR 16,511	(261)
USD 2.582%	EUR 1.750%	1/15/18	BARC	21,715	EUR 15,842	257
USD 3.038%	EUR 2.000%	1/14/19	BARC	20,038	EUR 14,529	306
USD 5.272%	EUR 3.750%	11/9/20	MSCS	19,868	EUR 14,645	137
USD 7.948%	EUR 6.934%	4/9/18	MSCS	19,222	EUR 14,116	111
USD 2.886%	EUR 2.250%	12/4/17	BARC	19,059	EUR 13,680	474
USD 6.653%	EUR 6.375%	4/4/16	MSCS	18,804	EUR 13,675	477
USD 5.716%	GBP 6.000%	10/16/19	BNPSW	16,447	GBP 9,765	(197)
USD 5.693%	GBP 6.125%	5/14/17	BARC	16,195	GBP 9,770	(302)
USD 7.653%	EUR 6.934%	4/9/18	MSCS	15,820	EUR 11,539	112
USD 4.020%	EUR 2.625%	12/6/18	BARC	14,423	EUR 10,777	(8)
USD 3.221%	EUR 2.125%	12/1/20	BARC	13,998	EUR 10,205	(60)
USD 7.106%	EUR 6.000%	6/10/19	BARC	13,546	EUR 9,770	232
USD 5.575%	EUR 5.000%	3/15/17	JPMC	13,521	EUR 9,800	335
USD 5.686%	GBP 6.125%	5/14/17	BARC	13,493	GBP 8,119	(214)
USD 5.618%	EUR 5.000%	3/15/17	BARC	13,459	EUR 9,800	280
USD 7.625%	EUR 6.934%	4/9/18	BARC	13,431	EUR 9,770	126
USD 7.183%	EUR 6.000%	6/10/19	MSCS	13,384	EUR 9,770	77
USD 4.750%	EUR 3.500%	10/4/21	JPMC	10,080	EUR 7,300	33
USD 4.416%	EUR 3.000%	7/8/19	MSCS	9,737	EUR 7,200	64
USD 4.428%	EUR 3.000%	7/8/19	BARC	6,854	EUR 5,100	3
						1,979

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

EUR—Euro.
GBP—British pound.

At July 31, 2014, counterparties had deposited in segregated accounts securities and cash with a value of $13,952,000 in connection with open swap contracts and forward currency contracts.

Short-Term Investment-Grade Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2014, the fund realized net foreign currency gains of $2,360,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $201,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2014, the cost of investment securities for tax purposes was $49,472,801,000. Net unrealized appreciation of investment securities for tax purposes was $260,867,000, consisting of unrealized gains of $481,001,000 on securities that had risen in value since their purchase and $220,134,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2014, the fund purchased $11,787,492,000 of investment securities and sold $10,033,843,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,990,700,000 and $8,934,944,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2014:
		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2014	6,056	1,947
Options written	8,930	3,860
Options expired	(1,601)	(908)
Options closed	(11,998)	(4,694)
Options exercised	(99)	(31)
Balance at July 31, 2014	1,288	174

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,631,601	151,878	3,868,741	360,149
Issued in Lieu of Cash Distributions	101,071	9,398	228,696	21,281
Redeemed	(1,832,853)	(170,495)	(4,419,411)	(411,358)
Net Increase (Decrease)—Investor Shares	(100,181)	(9,219)	(321,974)	(29,928)
Admiral Shares
Issued	5,533,253	514,771	13,713,113	1,276,586
Issued in Lieu of Cash Distributions	245,624	22,840	497,417	46,292
Redeemed	(4,151,253)	(386,221)	(10,223,628)	(951,976)
Net Increase (Decrease)—Admiral Shares	1,627,624	151,390	3,986,902	370,902
Institutional Shares
Issued	1,652,324	153,674	4,773,317	444,189
Issued in Lieu of Cash Distributions	57,027	5,303	114,786	10,684
Redeemed	(1,460,687)	(135,869)	(2,713,566)	(253,224)
Net Increase (Decrease)—Institutional Shares	248,664	23,108	2,174,537	201,649

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.50%	2.60%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,833	1,766	8,818
Yield to Maturity
(before expenses)	2.7%	3.3%	2.3%
Average Coupon	3.8%	4.2%	3.3%
Average Duration	5.3 years	6.5 years	5.6 years
Average Effective
Maturity	6.5 years	7.4 years	7.7 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	6.1%
Commercial Mortgage-Backed	4.8
Finance	28.6
Foreign	3.6
Industrial	42.5
Treasury/Agency	7.6
Utilities	6.5
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.98	0.68
Beta	0.81	1.14
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.4%
1 - 3 Years	11.8
3 - 5 Years	15.2
5 - 7 Years	26.2
7 - 10 Years	42.8
10 - 20 Years	0.9
20 - 30 Years	0.2
Over 30 Years	0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	5.0%
Aaa	9.6
Aa	15.1
A	47.4
Baa	19.0
Ba	0.8
Not Rated	3.1

Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Investment Focus

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.78%	-0.54%	4.24%	5.40%
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	1.60	1.00	2.60	3.88
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	6.23%	7.83%	4.68%	1.08%	5.76%
Admiral Shares	2/12/2001	6.34	7.94	4.80	1.08	5.88

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.875%	7/15/17	772,200	769,428	4.3%
	United States Treasury Note/Bond	1.625%	7/31/19	139,800	138,904	0.8%
	United States Treasury Note/Bond	0.250%	5/31/15	116,500	116,646	0.6%
1	United States Treasury Note/Bond	0.750%	1/15/17	90,500	90,429	0.5%
	United States Treasury Note/Bond	0.250%	7/15/15	72,500	72,579	0.4%
	United States Treasury Note/Bond	2.500%	5/15/24	67,900	67,518	0.4%
[1,2,3] United States Treasury
	Note/Bond	0.625%–3.625%	4/30/16–7/31/21	84,375	85,408	0.5%
					1,340,912	7.5%

Nonconventional Mortgage-Backed Securities †					688	0.0%
Total U.S. Government and Agency Obligations (Cost $1,341,670)					1,341,600	7.5%
Asset-Backed/Commercial Mortgage-Backed Securities
[4,5]	Ally Master Owner
	Trust Series 2010-4	1.222%	8/15/17	39,470	39,687	0.2%
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	2,221	2,393	0.0%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	4,378	4,725	0.0%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.561%	4/10/49	3,348	3,660	0.0%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.190%–6.234%	2/10/51	30,622	34,507	0.2%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	1,320	1,375	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	2,366	2,547	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.707%	6/11/40	22,140	24,497	0.2%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	11,458	12,581	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	3,849	4,276	0.0%
[4,5]	Chase Issuance Trust 2007-C1	0.612%	4/15/19	6,100	6,053	0.0%
[4,5]	Chase Issuance Trust 2012-A10	0.412%	12/16/19	6,000	5,983	0.0%
[4,5,6] Citibank Omni Master
	Trust 2009-A14A	2.902%	8/15/18	1,825	1,826	0.0%
[4,6]	Citibank Omni Master
	Trust 2009-A17	4.900%	11/15/18	43,447	44,001	0.3%
4	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	40,000	39,132	0.2%
[4,6]	Ford Credit Auto Lease
	Trust 2012-B	1.100%	12/15/15	2,200	2,206	0.0%
4	Ford Credit Auto Lease
	Trust 2013-A	1.010%–1.280%	5/15/16–6/15/16	7,050	7,058	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	4,730	4,766	0.0%
4	Ford Credit Auto Owner
	Trust 2010-A	2.930%–3.220%	11/15/15–3/15/16	1,753	1,764	0.0%
4	Ford Credit Auto Owner
	Trust 2013-A	1.150%–1.360%	7/15/18–10/15/18	2,750	2,734	0.0%
4	Ford Credit Auto Owner
	Trust 2013-B	1.110%–1.820%	10/15/18–11/15/19	3,100	3,084	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%–2.500%	11/15/18–1/15/20	5,500	5,559	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	5,690	5,640	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2014-1	2.260%–2.410%	11/15/25	6,020	6,034	0.0%
[4,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	4.990%	2/15/17	8,785	8,985	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	2,000	2,033	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-4	0.940%–1.390%	9/15/16	8,700	8,705	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.490%–2.140%	9/15/19	27,500	27,264	0.2%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-1	1.370%–1.820%	1/15/18	7,800	7,809	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2013-3	1.740%	6/15/17	820	821	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	1,680	1,664	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2014-1	1.400%–2.310%	2/15/19–2/15/21	2,900	2,891	0.0%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series 2014-2	0.652%	2/15/21	6,100	6,077	0.0%
[4,5]	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.152%	5/15/19	10,800	10,810	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	30,000	29,940	0.2%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,270	0.0%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.906%	4/22/19	13,000	13,091	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.596%	10/20/17	10,000	10,003	0.1%
[4,6]	GS Mortgage Securities
	Trust 2010-C2	5.224%	12/10/43	1,370	1,507	0.0%
[4,6]	GS Mortgage Securities
	Trust 2011-GC3	5.541%	3/10/44	2,650	2,981	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,226	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	6,450	6,325	0.1%
[4,6]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,138	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,250	5,207	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–3.817%	8/10/46	2,800	2,911	0.0%
4	Merrill Lynch Mortgage
	Trust 2006-C2	5.739%	8/12/43	800	863	0.0%
4	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	15,762	17,508	0.1%
4	ML-CFC Commercial
	Mortgage Trust 2006-2	5.870%	6/12/46	863	930	0.0%
4	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	4,339	4,673	0.0%
4	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	2,070	2,234	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.909%	6/11/49	7,399	8,156	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	5,529	6,091	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	2,440	2,513	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,000	6,013	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	1,050	1,073	0.0%
6	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				1,437,360	8.1%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,882,040)					1,910,160	10.7%
Corporate Bonds
Finance
	Banking
	Abbey National Treasury
	Services plc	4.000%	3/13/24	46,000	47,124	0.2%
	Associates Corp. of
	North America	6.950%	11/1/18	8,855	10,492	0.1%
	Bank of America Corp.	2.600%–7.625%	8/1/16–4/1/24	209,897	227,971	1.3%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	15,277	0.1%
	Barclays Bank plc	3.750%	5/15/24	71,613	71,638	0.4%
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,279	0.0%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
BNP Paribas SA	5.000%	1/15/21	54,350	60,423	0.3%
BPCE SA	4.000%	4/15/24	46,690	47,306	0.3%
Citigroup Inc.	4.500%	1/14/22	46,600	50,214	0.3%
Citigroup Inc.	3.375%–8.500%	8/15/17–9/13/25	142,930	157,412	0.9%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	49,732	52,069	0.3%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	47,600	50,233	0.3%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	47,080	47,557	0.3%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank
BA	2.250%–5.250%	1/14/19–9/14/27	33,544	42,326	0.2%
Deutsche Bank AG	3.700%	5/30/24	39,250	38,818	0.2%
Goldman Sachs Group Inc.	5.750%	1/24/22	46,535	53,183	0.3%
Goldman Sachs Group Inc.	5.250%	7/27/21	39,887	44,318	0.2%
Goldman Sachs Group Inc.	2.375%–7.500%	9/1/17–7/8/24	129,625	144,860	0.8%
HSBC Bank USA NA	4.875%–6.000%	8/9/17–8/24/20	29,533	32,902	0.2%
HSBC Holdings plc	5.100%	4/5/21	53,948	61,041	0.3%
HSBC Holdings plc	4.250%	3/14/24	38,000	38,796	0.2%
HSBC Holdings plc	4.000%–6.500%	3/30/22–5/20/24	32,600	37,057	0.2%
HSBC USA Inc.	5.000%	9/27/20	8,158	8,980	0.1%
4 JPMorgan Chase & Co.	1.625%–6.300%	6/27/17–12/29/49	217,811	231,402	1.3%
JPMorgan Chase Bank NA	6.000%	7/5/17–10/1/17	16,880	19,023	0.1%
Morgan Stanley	2.375%–7.300%	12/28/17–4/29/24	155,935	174,207	1.0%
Royal Bank of Scotland plc	5.625%	8/24/20	43,626	49,767	0.3%
UBS AG	4.875%	8/4/20	40,600	45,360	0.2%
Wells Fargo & Co.	3.450%	2/13/23	36,700	36,232	0.2%
Westpac Banking Corp.	4.875%	11/19/19	32,795	36,717	0.2%
6 Banking—Other †				1,336,124	7.5%
Brokerage
IntercontinentalExchange Group Inc.	4.000%	10/15/23	34,330	35,791	0.2%
6 Brokerage—Other †				264,104	1.5%
Finance Companies
General Electric Capital Corp.	4.650%	10/17/21	35,847	39,662	0.2%
4 General Electric
Capital Corp.	2.300%–6.375%	4/27/17–11/15/67	150,081	166,021	1.0%
HSBC Finance Corp.	6.676%	1/15/21	63,939	76,151	0.4%
Finance Companies—Other †				51,097	0.3%
6 Insurance †				693,925	3.9%
Real Estate Investment Trusts
Simon Property Group LP	5.650%	2/1/20	31,200	36,191	0.2%
6 Real Estate Investment Trusts—Other †				354,574	2.0%
				4,992,624	28.0%
Industrial
6 Basic Industry †				583,542	3.3%
Capital Goods
General Electric Co.	2.700%	10/9/22	47,000	45,866	0.2%
General Electric Co.	3.375%	3/11/24	10,425	10,544	0.1%
United Technologies Corp.	3.100%	6/1/22	64,930	65,400	0.4%
6 Capital Goods—Other †				772,827	4.3%
Communication
America Movil SAB de CV	5.000%	3/30/20	38,500	42,565	0.2%
America Movil SAB de CV	3.125%	7/16/22	39,300	38,602	0.2%
AT&T Inc.	3.000%	2/15/22	43,396	43,005	0.3%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	9,966	14,399	0.1%
Comcast Corp.	2.850%–5.700%	7/1/19–3/1/24	88,901	94,033	0.5%
NBCUniversal Media LLC	4.375%	4/1/21	34,710	38,018	0.2%
NBCUniversal Media LLC	2.875%–5.150%	4/30/20–1/15/23	46,060	49,608	0.3%
6 Communication—Other †				682,577	3.8%
Consumer Cyclical
Ford Motor Credit Co. LLC	3.000%–8.125%	6/12/17–8/6/23	83,699	95,115	0.5%
Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	54,958	0.3%
6 Consumer Cyclical—Other †				694,541	3.9%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.000%–5.500%	1/15/18–3/1/19	3,225	3,626	0.0%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	1/17/23–2/1/24	48,382	48,199	0.3%
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	42,210	48,324	0.3%
Anheuser-Busch InBev
Worldwide Inc.	2.500%	7/15/22	46,177	44,475	0.2%
Anheuser-Busch InBev
Worldwide Inc.	5.000%–7.750%	1/15/19–4/15/20	32,370	37,843	0.2%
St. Jude Medical Inc.	3.250%	4/15/23	37,138	36,706	0.2%
6 Consumer Noncyclical—Other †				1,477,749	8.3%
Energy
BP Capital Markets plc	1.375%–4.750%	5/10/18–2/10/24	182,628	186,744	1.0%
Chevron Corp.	3.191%	6/24/23	37,083	37,385	0.2%
Chevron Corp.	2.355%	12/5/22	39,000	37,282	0.2%
Shell International Finance BV	2.375%	8/21/22	39,609	38,362	0.2%
6 Energy—Other †				848,142	4.8%
6 Other Industrial †				4,747	0.0%
Technology
Apple Inc.	2.400%	5/3/23	88,300	83,237	0.5%
Apple Inc.	3.450%	5/6/24	54,000	54,153	0.3%
Apple Inc.	2.850%	5/6/21	37,125	37,294	0.2%
Intel Corp.	3.300%	10/1/21	34,900	35,921	0.2%
Oracle Corp.	3.400%	7/8/24	43,500	43,299	0.3%
Oracle Corp.	2.500%	10/15/22	43,000	41,189	0.2%
6 Technology—Other †	628,778	3.5%
Transportation
United Parcel Service Inc.	2.450%	10/1/22	40,700	39,305	0.2%
6 Transportation—Other †				227,297	1.3%
				7,365,657	41.2%
Utilities
6 Electric †				1,108,069	6.2%
6 Natural Gas †				41,660	0.2%
				1,149,729	6.4%
Total Corporate Bonds (Cost $13,117,501)				13,508,010	75.6%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $622,122) †				634,339	3.5%
Taxable Municipal Bonds (Cost $54,970) †				56,558	0.3%
[6]Tax-Exempt Municipal Bonds (Cost $3,300) †				3,494	0.0%
Convertible Preferred Stocks (Cost $8,571) †				—	0.0%

Intermediate-Term Investment-Grade Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
7 Vanguard Market Liquidity
Fund (Cost $511,641)	0.118%	511,640,717	511,641	2.9%

	Expiration
	Date	Contracts
Options on Futures Purchased				0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/1/14	154	2	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	8/22/14	154	29	0.0%
Total Options on Futures Purchased (Cost $76)			31	0.0%
Total Investments (Cost $17,541,891)			17,965,833	100.5%
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	8/1/14	307	(5)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	8/22/14	154	(46)	0.0%
Total Liability for Option Written (Premiums Received $62)			(51)	0.0%
Other Assets and Liabilities
Other Assets			311,171	1.7%
Other Liabilities			(403,042)	(2.2%)
			(91,871)	(0.5%)
Net Assets			17,873,962	100.0%

Intermediate-Term Investment-Grade Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	17,327,956
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	116,574
Unrealized Appreciation (Depreciation)
Investment Securities	423,987
Futures Contracts	(3,167)
Options on Futures Contracts	(34)
Swap Contracts	8,748
Forward Currency Contracts	51
Foreign Currencies	(153)
Net Assets	17,873,962

Investor Shares—Net Assets
Applicable to 297,635,448 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	2,945,747
Net Asset Value Per Share—Investor Shares	$9.90

Admiral Shares—Net Assets
Applicable to 1,508,331,954 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	14,928,215
Net Asset Value Per Share—Admiral Shares	$9.90

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $10,614,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $932,000 have been segregated as initial margin for open cleared swap contracts.

3 Securities with a value of $1,095,000 have been segregated as collateral for open over-the-counter swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Adjustable-rate security
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $1,105,920,000, representing 6.2% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest[1]	284,793
Total Income	284,793
Expenses
The Vanguard Group—Note B
Investment Advisory Services	904
Management and Administrative—Investor Shares	2,424
Management and Administrative—Admiral Shares	4,945
Marketing and Distribution—Investor Shares	318
Marketing and Distribution—Admiral Shares	1,236
Custodian Fees	101
Shareholders’ Reports—Investor Shares	46
Shareholders’ Reports—Admiral Shares	54
Trustees’ Fees and Expenses	7
Total Expenses	10,035
Net Investment Income	274,758
Realized Net Gain (Loss)
Investment Securities Sold	149,594
Futures Contracts	(19,864)
Options on Futures Contracts	(202)
Swap Contracts	2,438
Foreign Currencies and Forward Currency Contracts	(71)
Realized Net Gain (Loss)	131,895
Change in Unrealized Appreciation (Depreciation)
Investment Securities	31,838
Futures Contracts	2,946
Options on Futures Contracts	497
Swap Contracts	196
Foreign Currencies and Forward Currency Contracts	(102)
Change in Unrealized Appreciation (Depreciation)	35,375
Net Increase (Decrease) in Net Assets Resulting from Operations	442,028
1 Interest income from an affiliated compant of the fund was $240,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	274,758	568,473
Realized Net Gain (Loss)	131,895	270,841
Change in Unrealized Appreciation (Depreciation)	35,375	(724,129)
Net Increase (Decrease) in Net Assets Resulting from Operations	442,028	115,185
Distributions
Net Investment Income
Investor Shares	(47,140)	(124,861)
Admiral Shares	(231,113)	(453,908)
Realized Capital Gain[1]
Investor Shares	(2,452)	(75,049)
Admiral Shares	(11,296)	(270,895)
Total Distributions	(292,001)	(924,713)
Capital Share Transactions
Investor Shares	(180,487)	(1,592,771)
Admiral Shares	1,187,092	(346,346)
Net Increase (Decrease) from Capital Share Transactions	1,006,605	(1,939,117)
Total Increase (Decrease)	1,156,632	(2,748,645)
Net Assets
Beginning of Period	16,717,330	19,465,975
End of Period	17,873,962	16,717,330
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $22,569,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.81	$10.24	$10.18	$9.94	$9.81	$8.64
Investment Operations
Net Investment Income	.153	.311	.354	.418	.458	.468
Net Realized and Unrealized Gain (Loss)
on Investments	.100	(.229)	.266	.463	.372	1.220
Total from Investment Operations	.253	.082	.620	.881	.830	1.688
Distributions
Dividends from Net Investment Income	(.155)	(.317)	(.360)	(.428)	(.473)	(.478)
Distributions from Realized Capital Gains	(.008)	(.195)	(.200)	(.213)	(.227)	(.040)
Total Distributions	(.163)	(.512)	(.560)	(.641)	(.700)	(.518)
Net Asset Value, End of Period	$9.90	$9.81	$10.24	$10.18	$9.94	$9.81

Total Return[1]	2.60%	0.85%	6.20%	9.18%	8.64%	20.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,946	$3,099	$4,884	$4,837	$4,645	$5,489
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.13%	3.12%	3.41%	4.17%	4.56%	5.05%
Portfolio Turnover Rate	99%	100%	62%	49%	39%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.81	$10.24	$10.18	$9.94	$9.81	$8.64
Investment Operations
Net Investment Income	.158	.321	.364	.428	.470	.480
Net Realized and Unrealized Gain (Loss)
on Investments	.100	(.229)	.266	.463	.372	1.220
Total from Investment Operations	.258	.092	.630	.891	.842	1.700
Distributions
Dividends from Net Investment Income	(.160)	(.327)	(.370)	(.438)	(.485)	(.490)
Distributions from Realized Capital Gains	(.008)	(.195)	(.200)	(.213)	(.227)	(.040)
Total Distributions	(.168)	(.522)	(.570)	(.651)	(.712)	(.530)
Net Asset Value, End of Period	$9.90	$9.81	$10.24	$10.18	$9.94	$9.81

Total Return	2.65%	0.95%	6.30%	9.29%	8.77%	20.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,928	$13,618	$14,582	$11,411	$9,717	$8,601
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.23%	3.22%	3.51%	4.27%	4.68%	5.18%
Portfolio Turnover Rate	99%	100%	62%	49%	39%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Intermediate-Term Investment-Grade Fund

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts each represented 7% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into

Intermediate-Term Investment-Grade Fund

master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2014, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Intermediate-Term Investment-Grade Fund

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

Intermediate-Term Investment-Grade Fund

During the six months ended July 31, 2014, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period. The average total amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $1,790,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Investment-Grade Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,341,600	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,851,251	58,909
Corporate Bonds	—	13,502,560	5,450
Sovereign Bonds	—	634,339	—
Taxable Municipal Bonds	—	56,558	—
Tax-Exempt Municipal Bonds	—	3,494	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	511,641	—	—
Futures Contracts—Assets[1]	1,108	—	—
Futures Contracts—Liabilities[1]	(245)	—	—
Forward Currency Contracts—Assets	—	124	—
Forward Currency Contracts—Liabilities	—	(73)	—
Swap Contracts—Assets	325[1]	11,374	—
Swap Contracts—Liabilities	(336)[1]	(2,612)	—
Options on Futures Purchased	31	—	—
Liability for Options Written	(51)	—	—
Total	512,473	17,398,615	64,359
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	9,912	2,022	1,028	12,962
Liabilities	(1,533)	(355)	(1,429)	(3,317)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2014, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(19,864)	—	—	(19,864)
Options on Futures Contracts	(202)	—	—	(202)
Swap Contracts	3,766	291	(1,619)	2,438
Forward Currency Contracts	—	172	—	172
Realized Net Gain (Loss) on Derivatives	(16,300)	463	(1,619)	(17,456)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,946	—	—	2,946
Options on Futures Contracts	497	—	—	497
Swap Contracts	(3,097)	1,616	1,677	196
Forward Currency Contracts	—	51	—	51
Change in Unrealized Appreciation (Depreciation)
on Derivatives	346	1,667	1,677	3,690

At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2014	8,871	1,054,194	(6,385)
10-Year U.S. Treasury Note	September 2014	(8,015)	(998,744)	2,938
2-Year U.S. Treasury Note	September 2014	1,409	309,165	1
30-Year U.S. Treasury Bond	September 2014	(1,451)	(199,376)	233
Ultra Long U.S. Treasury Bond	September 2014	(143)	(21,571)	(14)
Euro Bobl	September 2014	19	3,263	41
Euro Bund	September 2014	9	1,782	19
				(3,167)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At July 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	8/4/14	EUR	443	USD	598	(4)
Deutsche Bank AG	8/4/14	EUR	1,734	USD	2,335	(13)
Deutsche Bank AG	8/4/14	EUR	1,072	USD	1,439	(3)
BNP Paribas	8/4/14	GBP	1,139	USD	1,942	(19)
Barclays Capital	8/4/14	GBP	1,465	USD	2,502	(28)
BNP Paribas	8/4/14	GBP	2,072	USD	3,494	4
BNP Paribas	8/4/14	USD	2,519	EUR	1,844	50
Morgan Stanley	8/4/14	USD	448	EUR	333	1
BNP Paribas	9/2/14	USD	2,856	EUR	2,133	(1)
JP Morgan	8/4/14	USD	7,964	GBP	4,676	69
BNP Paribas	9/2/14	USD	3,493	GBP	2,072	(5)
						51

EUR—Euro.

GBP—British pound.
USD—U.S. dollar.

At July 31, 2014, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX—IG22—V1[2]	6/20/19	CME	19,100	(321)	1.000	(2)
1 CME—Chicago Mercantile Exchange. 2 Investment Grade Corporate Credit Default Swap Index—Version 22.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa2	12/20/17	MSCS	7,680	195	1.000	311
Belgium (Kingdom of)/Aa3	9/20/17	RBS	1,200	35	1.000	62
Republic of Chile/Aa3	9/20/19	MSCS	3,300	(58)	1.000	(20)
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	1,500	5	1.000	26
Kohls Corp./Baa1	6/20/18	JPMC	4,500	71	1.000	89
Kohls Corp./Baa1	9/20/18	BOANA	4,500	70	1.000	73
Malaysia (Federation Of)/A3	9/20/19	BARC	5,000	(44)	1.000	(17)
Turkey (Republic of)/Baa3	9/20/19	DBAG	5,500	186	1.000	(31)
Turkey (Republic of)/Baa3	9/20/19	DBAG	15,000	556	1.000	(38)
			48,180			455
Credit Protection Purchased
Alcoa Inc.	6/20/19	BOANA	3,815	(124)	(1.000)	(67)
Alcoa Inc.	6/20/19	BOANA	2,545	(85)	(1.000)	(47)
Austria (Republic of)	9/20/17	BNPSW	1,200	(18)	(1.000)	(47)
Bank of America Corp.	12/20/14	BARC	3,130	(4)	(1.000)	(15)
Bank of America Corp.	12/20/14	DBAG	3,130	(3)	(1.000)	(13)
Brazil (Federative Republic of)	12/20/15	BOANA	1,500	(5)	(1.000)	(17)
Devon Energy Corp.	9/20/18	BARC	7,000	25	(1.000)	(164)
EI Du Pont De Nemours & Co.	9/20/18	BNPSW	2,250	45	(1.000)	(20)
EI Du Pont De Nemours & Co.	9/20/18	BARC	2,250	45	(1.000)	(20)
EI Du Pont De Nemours & Co.	9/20/18	GSCM	2,250	46	(1.000)	(19)
EI Du Pont De Nemours & Co.	9/20/18	DBAG	2,250	45	(1.000)	(20)
EI Du Pont De Nemours & Co.	9/20/18	CSFBI	2,970	66	(1.000)	(20)
Federal Express Corp.	12/20/18	GSCM	7,840	106	(1.000)	(92)
Indonesia (Republic of)	9/20/19	DBAG	2,400	(60)	(1.000)	(7)
Indonesia (Republic of)	9/20/19	BARC	2,600	(61)	(1.000)	(4)
Korea (Republic of)	9/20/18	JPMC	2,000	15	(1.000)	(36)
McKesson Corp.	3/20/19	JPMC	6,360	204	(1.000)	(23)
McKesson Corp.	3/20/19	JPMC	6,360	209	(1.000)	(18)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Credit Protection Purchased	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Mexico (United Mexican State)	12/20/15	BOANA	1,500	(6)	(1.000)	(22)
Mexico (United Mexican State)	12/20/18	GSCM	3,100	(9)	(1.000)	(54)
Mexico (United Mexican State)	12/20/18	GSCM	5,800	(12)	(1.000)	(96)
Morgan Stanley	9/20/15	BARC	4,400	(56)	(1.000)	(94)
Russian Federation	6/20/19	BOANA	3,500	(126)	(1.000)	70
Russian Federation	6/20/19	GSCM	5,000	(337)	(1.000)	(56)
Russian Federation	9/20/19	GSCM	9,000	(492)	(1.000)	59
South Africa (Republic of)	9/20/19	BARC	2,250	(70)	(1.000)	19
Wells Fargo & Company	3/20/15	GSCM	4,400	(5)	(1.000)	(31)
			100,800			(854)
						(399)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
MSCS—Morgan Stanley.
JPMC—JP Morgan Chase Bank.
RBS—Royal Bank of Scotland Group.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
5/22/2016	CME	3,800	0.546	(0.228)[3]	(7)
6/17/2016	CME	4,400	0.444	(0.154)[2]	(11)
6/17/2016	CME	970	0.485	(0.154)[2]	(2)
6/17/2016	CME	1,100	0.485	(0.154)[2]	(2)
12/10/2016	LCH	8,355	0.656	(0.153)[2]	(28)
1/15/2017	CME	3,050	0.770	(0.152)[2]	(6)
2/15/2017	CME	1,600	0.729	(0.152)[2]	(6)

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse1	($000)	(%)	(%)	($000)
5/17/2017	CME	3,900	1.036	(0.154)[2]	4
5/1/2018	CME	3,400	1.214	(0.152)[2]	(23)
3/15/2019	CME	5,135	1.701	(0.152)[2]	5
6/12/2019	CME	4,600	1.674	(0.230)[3]	(40)
2/15/2021	CME	6,100	2.200	(0.152)[2]	28
1/25/2023	CME	4,500	2.560	(0.155)[2]	46
3/25/2023	CME	1,150	2.773	(0.155)[2]	30
9/17/2031	CME	2,396	3.065	(0.000)[2]	—
9/17/2031	CME	498	3.065	(0.000)[2]	—
					(12)

1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
8/15/2014	JPMC	1,825	1.501	(0.152)[2]	1
10/15/2014	WFC	6,455	1.130	(0.152)[2]	13
12/15/2014	GSCM	656	0.553	(0.152)[2]	1
1/25/2015	BARC	6,400	0.313	(0.155)[2]	5
2/17/2015	GSCM	14,170	2.555	(0.226)[3]	177
3/24/2015	GSCM	1,520	2.910	(0.155)[2]	27
7/15/2015	CSFBI	7,422	0.393	(0.152)[2]	12
8/15/2015	GSCM	53,730	1.588	(0.152)[2]	742
10/20/2015	BOANA	10,000	0.390	(0.156)[2]	10
10/21/2015	WFC	18,475	1.485	(0.234)[3]	244
2/15/2016	BOANA	4,000	0.450	(0.152)[2]	1
2/15/2016	GSCM	9,000	0.448	(0.152)[2]	2
2/15/2016	WFC	4,500	0.450	(0.152)[2]	1
2/22/2016	BNPSW	1,762	0.522	(0.228)[3]	1
5/16/2016	GSCM	10,800	0.434	(0.152)[2]	(20)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
5/16/2016	GSCM	5,400	0.451	(0.152)[2]	(8)
5/19/2016	WFC	3,060	1.454	(0.226)[3]	42
6/15/2016	BOANA	6,176	0.299	(0.152)[2]	—
10/25/2016	WFC	15,200	1.714	(0.234)[3]	296
2/15/2017	BARC	1,490	3.180	(0.152)[2]	86
2/15/2017	BARC	1,145	2.287	(0.152)[2]	40
2/15/2017	BOANA	6,585	1.875	(0.152)[2]	164
2/15/2017	GSCM	365	3.433	(0.152)[2]	23
2/15/2017	WFC	625	3.373	(0.152)[2]	39
2/15/2017	WFC	950	2.407	(0.152)[2]	36
2/15/2017	WFC	5,700	2.407	(0.152)[2]	218
2/15/2017	WFC	400	0.714	(0.152)[2]	(2)
4/20/2017	GSCM	13,000	0.960	(0.156)[2]	(4)
5/5/2017	BOANA	4,555	0.876	(0.152)[2]	(14)
9/15/2017	BARC	5,400	3.363	(0.152)[2]	367
9/15/2017	BOANA	5,910	0.755	(0.152)[2]	(74)
9/15/2017	GSCM	7,295	2.533	(0.152)[2]	309
9/15/2017	GSCM	4,850	3.520	(0.152)[2]	353
9/15/2017	WFC	1,100	2.345	(0.152)[2]	40
10/16/2017	WFC	7,000	0.750	(0.152)[2]	(99)
12/15/2017	GSCM	6,000	0.788	(0.152)[2]	(94)
2/15/2018	BARC	18,000	0.923	(0.152)[2]	(253)
3/15/2018	BOANA	13,000	0.944	(0.152)[2]	(238)
5/24/2018	BNPSW	10,000	0.984	(0.155)[2]	(163)
8/15/2018	BNPSW	5,400	0.715	(0.152)[2]	(70)
3/15/2019	GSCM	4,990	1.399	(0.152)[2]	(62)
4/25/2019	WFC	5,500	2.756	(0.234)[3]	179
4/25/2019	WFC	11,354	2.053	(0.234)[3]	225
4/25/2020	GSCM	4,365	2.794	(0.234)[3]	147
4/25/2020	JPMC	28,610	3.024	(0.234)[3]	1,510
4/1/2021	WFC	5,832	0.965	(0.152)[2]	(121)
6/25/2021	GSCM	5,720	3.143	(0.233)[3]	312
10/25/2021	WFC	6,500	3.328	(0.234)[3]	413
11/25/2022	BARC	17,900	2.758	(0.227)[3]	707

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
11/25/2022	UBSAG	3,067	2.491	(0.227)[3]	86
1/25/2023	WFC	3,000	3.144	(0.234)[3]	163
7/25/2023	BARC	24,625	3.483	(0.234)[3]	1,775
					7,545

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
BNPSW—BNP Paribas
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 3.529%	EUR 2.375%	1/26/21	MSCS	13,880	EUR 10,000	121
USD 3.766%	EUR 2.625%	4/1/21	BARC	13,863	EUR 10,000	72
USD 5.555%	GBP 5.500%	10/6/26	BARC	10,725	GBP 6,250	1,084
USD 3.021%	EUR 2.000%	1/14/19	MSCS	10,697	EUR 7,750	163
USD 3.180%	EUR 1.900%	4/8/22	BARC	9,666	EUR 7,000	92
USD 5.475%	EUR 3.875%	7/25/23	GSCM	9,428	EUR 7,000	(18)
USD 3.331%	GBP 3.250%	9/25/24	BNPSW	8,523	GBP 5,000	18
USD 3.776%	EUR 2.500%	11/18/20	MSCS	8,221	EUR 6,000	24
USD 5.502%	GBP 5.250%	9/14/27	MSCS	8,061	GBP 4,800	(130)
USD 4.076%	EUR 2.750%	8/2/22	MSCS	6,897	EUR 5,000	66
USD 7.948%	EUR 6.934%	4/9/18	MSCS	6,863	EUR 5,040	40
USD 6.328%	EUR 4.750%	10/12/21	MSCS	6,817	EUR 5,000	43
USD 4.112%	EUR 2.625%	4/1/21	MSCS	6,783	EUR 5,000	37
USD 4.990%	EUR 3.375%	5/20/21	BARC	6,716	EUR 5,000	(20)

Intermediate-Term Investment-Grade Fund

Cross-Currency Swaps (continued)
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 3.897%	EUR 2.625%	1/15/24	MSCS	5,528	EUR 4,000	13
USD 8.542%	GBP 8.750%	4/8/21	MSCS	5,134	GBP 3,000	58
USD 6.403%	GBP 6.500%	4/8/22	BARC	5,072	GBP 3,000	(66)
USD 6.557%	GBP 6.500%	5/20/24	MSCS	4,234	GBP 2,500	(11)
USD 3.855%	EUR 2.625%	1/15/24	BARC	4,117	EUR 3,000	(37)
USD 6.348%	EUR 4.750%	10/12/21	MSCS	4,075	EUR 3,000	32
USD 4.416%	EUR 3.000%	7/8/19	MSCS	3,516	EUR 2,600	23
USD 4.750%	EUR 3.500%	10/4/21	JPMC	3,452	EUR 2,500	11
USD 4.428%	EUR 3.000%	7/8/19	BARC	2,419	EUR 1,800	1
						1,616

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.

At July 31, 2014, counterparties had deposited in segregated accounts securities with a value of $11,663,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2014, the fund realized net foreign currency lossess of $243,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $3,738,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2014, the cost of investment securities for tax purposes was $17,560,358,000. Net unrealized appreciation of investment securities for tax purposes was $405,475,000, consisting of unrealized gains of $553,662,000 on securities that had risen in value since their purchase and $148,187,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Investment-Grade Fund

F. During the six months ended July 31, 2014, the fund purchased $3,932,164,000 of investment securities and sold $3,677,789,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,184,423,000 and $4,538,596,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2014:
		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2014	2,112	679
Options written	3,155	1,345
Options expired	(559)	(317)
Options closed	(4,212)	(1,634)
Options exercised	(35)	(11)
Balance open at July 31, 2014	461	62

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	391,066	39,651	909,326	90,920
Issued in Lieu of Cash Distributions	42,929	4,344	164,142	16,498
Redeemed	(614,482)	(62,300)	(2,666,239)	(268,637)
Net Increase (Decrease)—Investor Shares	(180,487)	(18,305)	(1,592,771)	(161,219)
Admiral Shares
Issued	2,204,537	223,207	4,427,560	445,175
Issued in Lieu of Cash Distributions	189,817	19,203	583,238	58,730
Redeemed	(1,207,262)	(122,353)	(5,357,144)	(540,101)
Net Increase (Decrease)—Admiral Shares	1,187,092	120,057	(346,346)	(36,196)

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	4.08%	4.18%

Financial Attributes
		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index

Number of Bonds	710	1,067	8,818
Yield to Maturity
(before expenses)	4.2%	4.4%	2.3%
Average Coupon	5.2%	5.6%	3.3%
Average Duration	12.6 years	13.8 years	5.6 years
Average Effective
Maturity	22.6 years	23.7 years	7.7 years
Short-Term
Reserves	3.4%	—	—

Sector Diversification (% of portfolio)
Finance	22.5%
Foreign	2.0
Industrial	42.0
Treasury/Agency	2.9
Utilities	13.8
Other	16.8
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.77
Beta	1.00	2.68
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.7%
1 - 3 Years	0.5
3 - 5 Years	0.2
5 - 7 Years	0.2
7 - 10 Years	2.7
10 - 20 Years	18.9
20 - 30 Years	69.5
Over 30 Years	3.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	4.3%
Aaa	2.3
Aa	30.3
A	51.2
Baa	10.1
Not Rated	1.8
Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Investment Focus

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	5.94%	3.83%	9.77%	10.05%
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	2.39	4.63	7.02	7.15
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	12.30%	10.57%	5.70%	1.85%	7.55%
Admiral Shares	2/12/2001	12.41	10.69	5.82	1.85	7.67

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
[1,2]	United States Treasury Note/Bond 4.500%		2/15/36	233,875	284,231	1.9%
	United States Treasury
	Note/Bond	0.875%–3.750%	7/15/17–5/15/44	54,097	54,165	0.3%
	U.S. Government Securities—Other †				25,117	0.2%
					363,513	2.4%

Agency Notes †					58,073	0.4%
Total U.S. Government and Agency Obligations (Cost $414,875)					421,586	2.8%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	4.875%–7.750%	1/29/37–4/1/44	119,500	136,148	0.9%
	Bank of America NA	6.000%	10/15/36	20,450	24,681	0.2%
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	107,947	0.7%
	Citigroup Inc.	6.625%	6/15/32	54,155	65,083	0.4%
	Citigroup Inc.	4.950%–8.125%	6/1/25–11/7/43	148,466	175,521	1.1%
	Goldman Sachs Group Inc.	4.800%–6.750%	2/15/33–7/8/44	179,093	207,356	1.4%
	HSBC Bank USA NA	5.875%	11/1/34	50,700	61,000	0.4%
	HSBC Bank USA NA	5.625%	8/15/35	32,775	38,225	0.3%
	HSBC Holdings plc	6.800%	6/1/38	90,849	115,502	0.8%
	HSBC Holdings plc	5.250%–7.625%	5/17/32–3/14/44	77,585	96,480	0.6%
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	113,357	0.7%
3	JPMorgan Chase & Co.	3.375%–6.125%	5/1/23–12/29/49	79,205	89,722	0.6%
	Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	53,955	63,528	0.4%
	Wells Fargo & Co.	5.606%	1/15/44	154,268	174,712	1.1%
3	Wells Fargo & Co.	4.100%–5.900%	6/3/26–12/29/49	61,446	64,094	0.4%
4	Banking—Other †				374,689	2.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
4 Brokerage †				27,349	0.2%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	126,620	167,004	1.1%
General Electric Capital Corp.	5.875%	1/14/38	122,940	147,989	1.0%
General Electric Capital Corp.	6.875%	1/10/39	62,045	83,476	0.5%
3 General Electric
Capital Corp.	5.300%–7.500%	2/11/21–12/29/49	22,875	28,149	0.2%
Finance Companies—Other †				5,802	0.0%
Insurance
Berkshire Hathaway Inc.	4.500%	2/11/43	44,557	45,540	0.3%
4 Nationwide Mutual Insurance Co.	9.375%	8/15/39	39,846	61,794	0.4%
UnitedHealth Group Inc.	5.800%	3/15/36	50,236	60,978	0.4%
UnitedHealth Group Inc.	4.375%–6.875%	6/15/37–3/15/42	107,407	126,225	0.8%
4 Insurance—Other †				608,578	4.0%
Real Estate Investment Trusts †				15,039	0.1%
				3,285,968	21.4%
Industrial
Basic Industry †				172,924	1.1%
Capital Goods
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	20,225	20,172	0.1%
United Technologies Corp.	4.500%	6/1/42	84,855	88,236	0.6%
United Technologies Corp.	6.125%	7/15/38	50,475	64,930	0.4%
United Technologies Corp.	5.700%–7.500%	9/15/29–4/15/40	46,105	59,394	0.4%
4 Capital Goods—Other †				313,177	2.1%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	26,859	37,507	0.2%
AT&T Inc.	5.350%	9/1/40	148,286	160,244	1.0%
AT&T Inc.	4.350%	6/15/45	90,058	84,610	0.6%
AT&T Inc.	4.300%	12/15/42	76,705	72,103	0.5%
AT&T Inc.	4.800%–6.550%	9/1/37–6/15/44	76,275	81,741	0.5%
Comcast Corp.	6.950%	8/15/37	57,117	76,612	0.5%
Comcast Corp.	4.750%	3/1/44	57,070	59,637	0.4%
Comcast Corp.	4.250%–7.050%	1/15/33–1/15/43	160,129	189,522	1.2%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	44,510	46,799	0.3%
Verizon Communications Inc.	6.550%	9/15/43	54,925	69,058	0.4%
Verizon
Communications Inc.	5.850%–7.750%	12/1/30–4/1/39	95,557	121,182	0.8%
Verizon Maryland LLC	5.125%	6/15/33	10,800	11,118	0.1%
4 Communication—Other †				452,467	3.0%
Consumer Cyclical
Home Depot Inc.	4.875%	2/15/44	60,800	66,463	0.4%
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	106,966	0.7%
Wal-Mart Stores Inc.	5.625%	4/15/41	75,432	91,149	0.6%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	72,647	0.5%
Wal-Mart Stores Inc.	4.000%–6.500%	9/1/35–4/22/44	157,779	178,095	1.1%
Consumer Cyclical—Other †				423,554	2.8%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.750%–6.800%	12/15/27–4/1/36	19,960	24,842	0.2%
Anheuser-Busch InBev
Finance Inc.	4.000%–4.625%	1/17/43–2/1/44	11,650	11,228	0.1%
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	42,190	64,899	0.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.000%	11/15/39–7/15/42	50,784	58,360	0.4%
AstraZeneca plc	6.450%	9/15/37	66,280	85,710	0.6%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	55,180	70,720	0.5%
Merck & Co. Inc.	3.600%–6.550%	12/1/33–5/18/43	87,160	110,024	0.7%
Merck Sharp &
Dohme Corp.	5.750%–5.850%	11/15/36–6/30/39	36,720	45,263	0.3%
Pfizer Inc.	7.200%	3/15/39	60,817	85,627	0.5%
Pfizer Inc.	4.300%	6/15/43	15,300	15,289	0.1%
Pharmacia Corp.	6.750%	12/15/27	28,000	35,857	0.2%
4 Roche Holdings Inc.	7.000%	3/1/39	47,905	67,279	0.4%
Wyeth LLC	5.950%	4/1/37	72,150	88,506	0.6%
Wyeth LLC	6.000%	2/15/36	1,600	2,010	0.0%
4 Consumer Noncyclical—Other †				1,039,368	6.8%
Energy
Burlington Resources Finance Co.	7.400%	12/1/31	23,500	33,072	0.2%
ConocoPhillips	6.500%	2/1/39	69,635	91,876	0.6%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	42,360	0.3%
Shell International Finance BV	6.375%	12/15/38	50,860	66,388	0.4%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	50,371	0.3%
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	72,557	0.5%
4 Energy—Other †				195,189	1.3%
4 Other Industrial †				63,079	0.4%
4 Technology †				407,259	2.7%
Transportation
Burlington Northern
Santa Fe LLC	4.375%–6.875%	12/1/27–9/1/43	70,360	79,757	0.5%
4 Transportation—Other †				122,989	0.8%
				6,150,186	40.1%
Utilities
Electric
Berkshire Hathaway
Energy Co.	5.950%–6.125%	4/1/36–5/15/37	27,127	33,407	0.2%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	65,811	0.4%
Duke Energy Carolinas LLC	4.000%–6.450%	10/15/32–9/30/42	77,382	80,650	0.5%
Duke Energy Florida Inc.	5.650%–6.750%	2/1/28–4/1/40	34,235	41,469	0.3%
Duke Energy Indiana Inc.	4.200%–6.450%	10/15/35–7/15/43	57,398	65,291	0.4%
Duke Energy Progress Inc.	4.100%–5.700%	4/1/35–3/30/44	25,750	26,796	0.2%
MidAmerican Energy Co.	4.800%–5.800%	10/15/36–9/15/43	35,000	38,973	0.3%
4 National Rural Utilities
Cooperative Finance Corp.	4.023%	11/1/32	59,704	60,311	0.4%
Nevada Power Co.	5.375%–6.650%	4/1/36–5/15/41	48,380	58,166	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	48,505	59,702	0.4%
Pacific Gas & Electric Co.	4.500%–6.350%	3/1/37–2/15/44	97,609	115,868	0.8%
PacifiCorp	4.100%–6.350%	8/1/36–2/1/42	101,435	122,823	0.8%
Progress Energy Inc.	7.750%	3/1/31	5,367	7,542	0.0%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	72,323	0.5%
4 Electric—Other †				1,125,572	7.3%
4 Natural Gas †				39,443	0.3%
				2,014,147	13.2%
Total Corporate Bonds (Cost $10,148,790)				11,450,301	74.7%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
United Mexican States	4.750%	3/8/44	62,676	63,213	0.4%
4 Sovereign Bonds (U.S. Dollar-Denominated)—Other †				232,125	1.5%
Total Sovereign Bonds (Cost $279,534)				295,338	1.9%
Taxable Municipal Bonds
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	59,240	73,205	0.5%
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	50,115	67,862	0.4%
California GO	7.300%	10/1/39	109,045	155,803	1.0%
California GO	7.600%	11/1/40	74,320	111,429	0.7%
California GO	7.550%	4/1/39	61,550	91,529	0.6%
California GO	6.509%–7.625%	4/1/34–3/1/40	89,355	120,723	0.8%
Illinois GO	5.100%	6/1/33	168,065	163,391	1.1%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	64,235	86,315	0.6%
5 New Jersey Economic
Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	50,002	64,609	0.4%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	67,555	95,477	0.6%
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	57,834	83,626	0.6%
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	65,755	95,785	0.6%
Port Authority of New York &
New Jersey Revenue	4.458%–6.040%	12/1/29–10/1/62	143,660	162,475	1.1%
1 President & Fellows of Harvard
College Massachusetts GO	6.300%	10/1/37	60,993	66,711	0.4%
Taxable Municipal Bonds—Other †				1,024,909	6.7%
Total Taxable Municipal Bonds (Cost $2,136,791)				2,463,849	16.1%

			Shares
Temporary Cash Investments
Money Market Fund
6 Vanguard Market Liquidity Fund	0.118%		266,043,000	266,043	1.7%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/31/14, Repurchase Value
$64,500,000, collateralized by
Federal Farm Credit Bank 0.175%–
0.182%, 4/23/15-9/12/16, and
Federal National Mortgage Assn.
0.000%, 5/15/30, with a value
of $65,790,000)	0.080%	8/1/14	64,500	64,500	0.4%
Barclays Capital Inc. (Dated 7/31/14,
Repurchase Value $157,500,000,
collateralized by U.S. Treasury
Note/Bond 2.000%, 5/31/21,
with a value of $160,650,000)	0.060%	8/1/14	157,500	157,500	1.0%
Citigroup Global Markets Inc.
(Dated 7/31/14, Repurchase Value
$20,700,000, collateralized by
U.S. Tresury Note/Bond 0.000%–
0.375%, 3/15/16-4/30/16, with a
value of $21,114,000)	0.060%	8/1/14	20,700	20,700	0.2%
				242,700	1.6%
Total Temporary Cash Investments (Cost $508,743)				508,743	3.3%

		Expiration
		Date	Contracts
Options on Futures Purchased
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/22/14	12	2	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/1/14	13	—	0.0%
Total Options on Futures Purchased (Cost $6)				2	0.0%
Total Investments (Cost $13,488,739)				15,139,819	98.8%
Liabiliy for Options Written
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		8/22/14	12	(4)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		8/1/14	25	—	0.0%
Total Liability for Options Written (Premiums Received $5)				(4)	0.0%
Other Assets and Liabilities
Other Assets[7]				263,138	1.7%
Other Liabilities				(82,560)	(0.5%)
				180,578	1.2%
Net Assets				15,320,393	100.0%

Long-Term Investment-Grade Fund

At July 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	13,568,403
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	81,719
Unrealized Appreciation (Depreciation)
Investment Securities	1,651,084
Futures Contracts	943
Options on Futures Contracts	(3)
Swap Contracts	18,298
Forward Currency Contracts	(1)
Foreign Currencies	(50)
Net Assets	15,320,393

Investor Shares—Net Assets
Applicable to 413,318,921 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	4,326,625
Net Asset Value Per Share—Investor Shares	$10.47

Admiral Shares—Net Assets
Applicable to 1,050,230,419 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	10,993,768
Net Asset Value Per Share—Admiral Shares	$10.47

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $4,861,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $24,057,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $960,005,000, representing 6.3% of net assets.
5 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Cash of $3,414,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Interest[1]	342,295
Total Income	342,295
Expenses
Investment Advisory Fees—Note B	1,717
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,674
Management and Administrative—Admiral Shares	3,788
Marketing and Distribution—Investor Shares	307
Marketing and Distribution—Admiral Shares	1,012
Custodian Fees	60
Shareholders’ Reports—Investor Shares	26
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	12
Total Expenses	10,608
Net Investment Income	331,687
Realized Net Gain (Loss)
Investment Securities Sold	74,399
Futures Contracts	5,175
Options on Futures Contracts	(16)
Swap Contracts	28,137
Foreign Currencies and Forward Currency Contracts	58
Realized Net Gain (Loss)	107,753
Change in Unrealized Appreciation (Depreciation)
Investment Securities	576,614
Futures Contracts	(10,829)
Options on Futures Contracts	40
Swap Contracts	(4,391)
Foreign Currencies and Forward Currency Contracts	(51)
Change in Unrealized Appreciation (Depreciation)	561,383
Net Increase (Decrease) in Net Assets Resulting from Operations	1,000,823
1 Interest income from an affiliated company of the fund was $135,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331,687	621,192
Realized Net Gain (Loss)	107,753	109,325
Change in Unrealized Appreciation (Depreciation)	561,383	(711,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,000,823	19,063
Distributions
Net Investment Income
Investor Shares	(95,988)	(196,604)
Admiral Shares	(245,583)	(441,891)
Realized Capital Gain
Investor Shares	(5,325)	(38,058)
Admiral Shares	(13,271)	(85,332)
Total Distributions	(360,167)	(761,885)
Capital Share Transactions
Investor Shares	32,144	(63,600)
Admiral Shares	509,737	1,404,136
Net Increase (Decrease) from Capital Share Transactions	541,881	1,340,536
Total Increase (Decrease)	1,182,537	597,714
Net Assets
Beginning of Period	14,137,856	13,540,142
End of Period	15,320,393	14,137,856

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.02	$10.65	$10.50	$9.15	$9.04	$8.19
Investment Operations
Net Investment Income	.227	.469	.491	.515	.516	.517
Net Realized and Unrealized Gain (Loss)
on Investments	.470	(.525)	.274	1.439	.117	.857
Total from Investment Operations	.697	(.056)	.765	1.954	.633	1.374
Distributions
Dividends from Net Investment Income	(.234)	(.481)	(.499)	(.521)	(.523)	(.524)
Distributions from Realized Capital Gains	(.013)	(.093)	(.116)	(.083)	—	—
Total Distributions	(.247)	(.574)	(.615)	(.604)	(.523)	(.524)
Net Asset Value, End of Period	$10.47	$10.02	$10.65	$10.50	$9.15	$9.04

Total Return[1]	7.02%	-0.41%	7.39%	21.97%	7.01%	17.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,327	$4,112	$4,429	$4,340	$3,770	$4,082
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.45%	4.64%	4.57%	5.25%	5.53%	6.01%
Portfolio Turnover Rate	20%	26%	21%	29%	19%	21%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.02	$10.65	$10.50	$9.15	$9.04	$8.19
Investment Operations
Net Investment Income	.232	.480	.502	.525	.528	.528
Net Realized and Unrealized Gain (Loss)
on Investments	.470	(.525)	.274	1.439	.117	.857
Total from Investment Operations	.702	(.045)	.776	1.964	.645	1.385
Distributions
Dividends from Net Investment Income	(.239)	(.492)	(.510)	(.531)	(.535)	(.535)
Distributions from Realized Capital Gains	(.013)	(.093)	(.116)	(.083)	—	—
Total Distributions	(.252)	(.585)	(.626)	(.614)	(.535)	(.535)
Net Asset Value, End of Period	$10.47	$10.02	$10.65	$10.50	$9.15	$9.04

Total Return	7.07%	-0.31%	7.49%	22.09%	7.14%	17.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,994	$10,026	$9,112	$7,113	$5,340	$4,155
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.55%	4.74%	4.67%	5.35%	5.65%	6.14%
Portfolio Turnover Rate	20%	26%	21%	29%	19%	21%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market values are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless

Long-Term Investment-Grade Fund

at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2014, the fund’s average investments in long and short futures contracts represented 5% and 4% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2014, the fund’s average investments in options purchased and options written each represented less than 1% of net assets, based on quarterly average market values.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral

Long-Term Investment-Grade Fund

received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2014, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to

Long-Term Investment-Grade Fund

counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged i s compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2014, the fund’s average amounts of credit protection sold and credit protection purchased represented 14% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Long-Term Investment-Grade Fund

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $530,000 for the six months ended July 31, 2014.

For the six months ended July 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $1,535,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	421,586	—
Corporate Bonds	—	11,450,301	—
Sovereign Bonds	—	295,338	—
Taxable Municipal Bonds	—	2,463,849	—
Temporary Cash Investments	266,043	242,700	—
Futures Contracts—Assets[1]	437	—	—
Futures Contracts—Liabilities[1]	(332)	—	—
Forward Currency Contracts—Liabilities	—	(1)	—
Swap Contracts—Assets	255[1]	16,570	—
Swap Contracts—Liabilities	(2,839)[1]	(608)	—
Options on Futures Purchased	2	—	—
Liability for Options Written	(4)	—	—
Total	263,562	14,889,735	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:
	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	667	—	16,597	17,264
Liabilities	(598)	(1)	(3,185)	(3,784)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2014, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	5,175	—	—	5,175
Options on Futures Contracts	(16)	—	—	(16)
Swap Contracts	101	—	28,036	28,137
Forward Currency Contracts	—	39	—	39
Realized Net Gain (Loss) on Derivatives	5,260	39	28,036	33,335

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(10,829)	—	—	(10,829)
Options on Futures Contracts	40	—	—	40
Swap Contracts	586	—	(4,977)	(4,391)
Forward Currency Contracts	—	(1)	—	(1)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(10,203)	(1)	(4,977)	(15,181)

Long-Term Investment-Grade Fund

At July 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(4,625)	(576,318)	(296)
30-Year U.S. Treasury Bond	September 2014	3,309	454,677	(824)
Ultra Long U.S. Treasury Bond	September 2014	1,147	173,018	2,156
5-Year U.S. Treasury Note	September 2014	221	26,263	(106)
2-Year U.S. Treasury Note	October 2014	(70)	(15,360)	13
				943

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	9/2/14	USD	1,261	EUR	942	(1)
EUR—Euro. USD—U.S. dollar.

At July 31, 2014, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG21–10yr/Aa3[2]	6/20/19	CME	1,600	(27)	1.000	—
CDX–IG22 –10yr/Aa3[3]	6/20/19	ICE	145,000	(2,853)	1.000	(428)
CDX–IG22 –10yr/Aa3[3]	6/20/19	CME	1,117,887	(16,341)	1.000	2,342
			1,264,487			1,914

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 CME—Chicago Mercantile Exchange.
ICE—Intercontinental Exchange.
2 Investment Grade Corporate Credit Default Swap Index—Version 21.
3 Investment Grade Corporate Credit Default Swap Index—Version 22.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX - IG14 - 10yr/Baa3[2]	6/20/20	BOANA	100,000	100	1.000	1,560
CDX - IG16 - 10yr/Baa3[3]	6/20/21	GSI	200,000	2,945	1.000	4,497
CDX - IG19 - 10yr/Baa3[4]	12/20/22	BOANA	25,000	709	1.000	820
CDX - IG19 - 10yr/Baa3[4]	12/20/22	BOANA	300,000	8,343	1.000	9,672
Chile/Aa3	9/20/19	MSCS	10,000	(175)	1.000	(59)
Turkey/Aa3	9/20/19	DBAG	7,500	(241)	1.000	(539)
			642,500			15,951
Credit Protection Purchased
Indonesia	9/20/19	DBAG	1,300	(32)	(1.000)	(4)
Russia	6/20/19	GSCM	475	(32)	(1.000)	(6)
Russia	6/20/19	BOANA	700	(25)	(1.000)	14
Russia	9/20/19	GSCM	1,000	(55)	(1.000)	7
			3,475			11
						15,962

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
MSCS—Morgan Stanley Capital Services LLC.
2 Investment Grade Corporate Credit Default Swap Index—Version 14.
3 Investment Grade Corporate Credit Default Swap Index—Version 16.
4 Investment Grade Corporate Credit Default Swap Index—Version 19.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
9/17/24	CME	9,300	(3.250)	0.000[2]	(68)
12/20/33	CME	83,600	(3.678)	0.231[2]	(6,186)
9/17/34	CME	9,000	3.750	0.000[2]	96
12/20/43	CME	57,200	3.830	(0.231)[2]	6,024
9/17/44	CME	17,300	4.000	0.000[2]	556
					422
1 CME—Chicago Mercantile Exchange. 2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Long-Term Investment-Grade Fund

At July 31, 2014, counterparties had deposited in segregated accounts securities with a value of $6,865,000 in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2014, the fund realized net foreign currency gains of $32,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $9,852,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2014, the cost of investment securities for tax purposes was $13,488,894,000. Net unrealized appreciation of investment securities for tax purposes was $1,650,925,000, consisting of unrealized gains of $1,708,080,000 on securities that had risen in value since their purchase and $57,155,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2014, the fund purchased $1,716,655,000 of investment securities and sold $1,187,362,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $260,566,000 and $259,646,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2014:
		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2014	170	55
Options written	263	113
Options expired	(45)	(26)
Options closed	(348)	(136)
Options exercised	(3)	(1)
Balance at July 31, 2014	37	5

Long-Term Investment-Grade Fund

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	211,002	20,577	705,599	70,148
Issued in Lieu of Cash Distributions	97,152	9,413	224,141	22,241
Redeemed	(276,010)	(26,935)	(993,340)	(97,908)
Net Increase (Decrease)—Investor Shares	32,144	3,055	(63,600)	(5,519)
Admiral Shares
Issued	970,601	94,613	3,026,893	306,789
Issued in Lieu of Cash Distributions	203,701	19,733	426,925	42,385
Redeemed	(664,565)	(64,551)	(2,049,682)	(204,196)
Net Increase (Decrease)—Admiral Shares	509,737	49,795	1,404,136	144,978

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	4.21%	4.31%

Financial Attributes
		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	377	2,183	8,818
Yield to Maturity
(before expenses)	5.1%	6.1%	2.3%
Average Coupon	6.2%	7.0%	3.3%
Average Duration	4.3 years	4.3 years	5.6 years
Average Effective
Maturity	5.0 years	5.0 years	7.7 years
Short-Term
Reserves	2.6%	—	—

Sector Diversification (% of portfolio)
Basic Industry	6.0%
Capital Goods	7.0
Communication	24.8
Consumer Cyclical	10.9
Consumer Non-Cyclical	11.9
Energy	9.0
Finance	15.0
Industrial Other	0.5
Technology	10.0
Transportation	1.1
Treasury / Agency	0.9
Utilities	2.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.97	0.08
Beta	0.89	0.62
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.3%
1 - 5 Years	27.1
5 - 10 Years	64.9
10 - 20 Years	3.7
20 - 30 Years	1.6
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.5%
Aaa	1.1
Baa	3.4
Ba	56.5
B	32.3
Caa	5.6
C	0.5
Not Rated	0.1
Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2014, the annualized expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2004, Through July 31, 2014
				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	7.50%	-0.16%	7.34%	8.90%
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19
2012	7.35	0.69	8.04	5.83
2013	6.76	5.15	11.91	13.91
2014	5.84	-1.31	4.53	6.77
2015	2.75	0.33	3.08	3.33
Note: For 2015, performance data reflect the six months ended July 31, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	10.25%	11.91%	7.36%	-0.08%	7.28%
Admiral Shares	11/12/2001	10.36	12.03	7.48	-0.08	7.40

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities † (Cost $76,988)					78,175	0.5%

[1]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $67,381) †					66,542	0.4%
Corporate Bonds
Finance
	Banking
	Ally Financial Inc.	7.500%–8.000%	3/15/20–9/15/20	84,200	98,142	0.6%
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	122,116	0.7%
1	Banking—Other †				260,593	1.5%
	Finance Companies
1	AerCap Ireland Capital Ltd. /
	AerCap Global Aviation
	Trust	3.750%–4.500%	5/15/19–5/15/21	105,635	105,145	0.6%
1	CIT Group Inc.	6.625%	4/1/18	120,655	133,625	0.8%
	CIT Group Inc.	5.250%	3/15/18	102,005	107,615	0.6%
	CIT Group Inc.	5.375%	5/15/20	98,370	105,010	0.6%
	CIT Group Inc.	5.000%	8/15/22	98,135	101,079	0.6%
1	CIT Group Inc.	5.500%	2/15/19	78,830	84,151	0.5%
	CIT Group Inc.	3.875%–4.250%	8/15/17–2/19/19	40,070	39,920	0.2%
1	International Lease
	Finance Corp.	3.875%–8.750%	3/15/17–8/15/22	350,782	386,805	2.3%
	Navient Corp.	5.500%–8.450%	1/25/17–1/25/23	241,270	260,615	1.5%
1	Finance Companies—Other †				116,842	0.7%
	Insurance
2	Hartford Financial
	Services Group Inc.	8.125%	6/15/38	94,960	112,053	0.6%
1	Insurance—Other †				221,262	1.3%
	Other Finance
3	Telenet Finance III Luxembourg SCA	6.625%	2/15/21	3,700	5,303	0.0%
3	Telenet Finance Luxembourg SCA	6.375%	11/15/20	10,145	14,445	0.1%
3	Telenet Finance V
	Luxembourg SCA	6.250%–6.750%	8/15/22–8/15/24	44,744	66,141	0.4%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
1	Other Finance—Other †				36,122	0.2%
	Real Estate Investment Trusts †				49,453	0.3%
					2,426,437	14.1%
Industrial
	Basic Industry
[4,5]	Arch Coal Inc. Bank Loan	6.250%	5/16/18	110,091	107,996	0.6%
1	FMG Resources August
	2006 Pty Ltd.	6.875%	4/1/22	122,161	130,254	0.7%
	Hexion US Finance Corp.	6.625%	4/15/20	125,910	130,317	0.8%
1	INEOS Finance plc	7.500%–8.375%	2/15/19–5/1/20	109,645	118,149	0.7%
[1,3]	INEOS Group Holdings SA	5.750%–5.875%	2/15/19	70,175	81,147	0.5%
	Novelis Inc.	8.750%	12/15/20	77,187	83,169	0.5%
1	Basic Industry—Other †				327,909	1.9%
	Capital Goods
	Case New Holland Inc.	7.875%	12/1/17	91,500	104,310	0.6%
	CNH Industrial Capital LLC	3.625%–6.250%	11/1/15–4/15/18	89,785	92,771	0.5%
1	Capital Goods—Other †				943,113	5.5%
	Communication
	CSC Holdings LLC	7.625%	7/15/18	79,045	89,914	0.5%
	DISH DBS Corp.	6.750%	6/1/21	133,715	146,418	0.8%
	DISH DBS Corp.	4.625%–7.875%	7/15/17–3/15/23	106,940	111,019	0.6%
	Hughes Satellite Systems Corp.	6.500%	6/15/19	88,991	97,779	0.6%
	Intelsat Jackson Holdings SA	7.250%	10/15/20	164,947	174,019	1.0%
	Intelsat Jackson Holdings SA	7.250%	4/1/19	85,330	89,170	0.5%
	Intelsat Jackson
	Holdings SA	5.500%–8.500%	11/1/19–8/1/23	116,165	117,412	0.7%
	Liberty Interactive LLC	8.250%	2/1/30	98,250	108,075	0.6%
	MetroPCS Wireless Inc.	6.625%–7.875%	9/1/18–11/15/20	131,220	137,270	0.8%
1	Nielsen Finance LLC /
	Nielsen Finance Co.	5.000%	4/15/22	101,135	101,135	0.6%
	Quebecor Media Inc.	5.750%	1/15/23	84,210	86,341	0.5%
1	Softbank Corp.	4.500%	4/15/20	159,095	159,294	0.9%
1	Sprint Corp.	7.250%	9/15/21	95,745	101,968	0.6%
1	Sprint Corp.	7.875%	9/15/23	89,370	96,073	0.6%
1	Sprint Corp.	7.125%	6/15/24	30,930	32,167	0.2%
1	Sprint Nextel Corp.	7.000%	3/1/20	135,830	152,809	0.9%
1	Sprint Nextel Corp.	9.000%	11/15/18	92,545	109,203	0.6%
	T-Mobile USA Inc.	5.250%–6.836%	9/1/18–1/15/24	237,870	250,128	1.5%
[4,5]	Tribune Company Bank Loan	4.000%	12/27/20	116,916	116,800	0.7%
[1,3]	Unitymedia Hessen GmbH
	& Co. KG / Unitymedia
	NRW GmbH	5.500%–5.750%	9/15/22–4/15/23	86,780	104,572	0.6%
[1,3]	Unitymedia KabelBW GmbH	9.500%	3/15/21	20,000	30,170	0.2%
1	UPCB Finance III Ltd.	6.625%	7/1/20	83,121	87,693	0.5%
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,582	0.3%
1	UPCB Finance VI Ltd.	6.875%	1/15/22	42,036	45,399	0.3%
	Videotron Ltd.	5.000%–9.125%	4/15/18–7/15/22	84,841	85,754	0.5%
	Virgin Media Finance plc	8.375%	10/15/19	14,560	15,270	0.1%
1	Virgin Media Secured Finance plc 5.375%		4/15/21	49,210	49,702	0.3%
1	Ymobile Corp.	8.250%	4/1/18	45,540	48,671	0.3%
1	Communication—Other †				1,238,559	7.2%
	Consumer Cyclical
	Chrysler Group LLC /
	CG Co-Issuer Inc.	8.000%	6/15/19	90,055	95,683	0.6%
	General Motors Co.	4.875%–6.250%	10/2/23–10/2/43	67,301	73,930	0.4%
	General Motors Financial Co. Inc. 4.750%		8/15/17	97,350	101,731	0.6%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	General Motors
	Financial Co. Inc.	3.250%–6.750%	5/15/18–5/15/23	73,815	79,026	0.5%
1	Consumer Cyclical—Other †				1,408,471	8.2%
	Consumer Noncyclical
1	Capsugel SA	7.000%	5/15/19	36,650	37,383	0.2%
1	CHS/Community Health
	Systems Inc.	6.875%	2/1/22	122,225	126,503	0.7%
1	CHS/Community Health
	Systems Inc.	5.125%–7.125%	8/15/18–8/1/21	103,860	108,070	0.6%
	HCA Holdings Inc.	6.250%	2/15/21	25,540	26,945	0.2%
	HCA Inc.	6.500%	2/15/20	127,050	138,167	0.8%
	HCA Inc.	3.750%–7.690%	3/15/19–6/15/25	155,275	158,143	0.9%
[4,5]	Lands’ End, Inc. Bank Loan	4.250%	3/12/21	86,888	86,617	0.5%
	Party City Holdings Inc.	8.875%	8/1/20	105,350	113,778	0.7%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	103,019	0.6%
1	Tenet Healthcare Corp.	4.500%–8.125%	11/1/18–4/1/22	191,187	199,740	1.2%
1	Consumer Noncyclical—Other †				827,616	4.8%
	Energy
	Concho Resources Inc.	5.500%	10/1/22	88,070	92,033	0.5%
	El Paso LLC	6.500%–7.750%	6/15/17–1/15/32	155,600	173,545	1.0%
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	86,124	0.5%
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	49,562	0.3%
1	Kinder Morgan Inc.	5.000%–5.625%	2/15/21–11/15/23	81,295	83,647	0.5%
1	Energy—Other †				967,480	5.7%
	Other Industrial (0.5%)
	CBRE Services Inc.	5.000%	3/15/23	83,320	83,112	0.5%
	Technology
[4,5]	Avago Technologies
	Limited Bank Loan	3.750%	5/6/21	114,875	114,730	0.7%
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	123,795	123,795	0.7%
1	First Data Corp.	8.250%	1/15/21	88,390	94,356	0.6%
1	First Data Corp.	6.750%–12.625%	6/15/19–8/15/21	171,946	189,201	1.1%
[4,5]	Freescale Semiconductor
	Inc. Bank Loan	4.250%	3/1/20	100,480	100,204	0.6%
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	104,951	0.6%
	SunGard Data Systems Inc. 6.625%–7.375%		11/15/18–11/1/19	85,317	88,499	0.5%
1	Technology—Other †				796,495	4.6%
	Transportation
	Hertz Corp.	6.750%	4/15/19	82,360	85,037	0.5%
	Transportation—Other †				100,242	0.6%
					13,164,336	76.8%
Utilities
	Electric
	AES Corp.	4.875%–8.000%	10/15/17–3/15/24	122,778	126,039	0.7%
	DPL Inc.	7.250%	10/15/21	102,130	108,513	0.6%
	DPL Inc.	6.500%	10/15/16	14,550	15,459	0.1%
1	IPALCO Enterprises Inc.	7.250%	4/1/16	11,985	12,914	0.1%
	IPALCO Enterprises Inc.	5.000%	5/1/18	14,510	15,417	0.1%
1	Electric—Other †				188,373	1.1%
					466,715	2.7%
Total Corporate Bonds (Cost $15,380,042)					16,057,488	93.6%

High-Yield Corporate Fund

				Market	Percentage
				Value	of Net
	Coupon		Shares	($000)	Assets
Preferred Stocks
Citigroup Capital XIII Pfd.	7.875%		5,243,175	141,985	0.8%
GMAC Capital Trust I Pfd.	8.125%		4,743,200	128,920	0.7%
Hartford Financial Services
Group Inc. Pfd.	7.875%		3,307,200	98,489	0.6%
Total Preferred Stocks (Cost $341,663)				369,394	2.1%
Other † (Cost $27,348)				1,253	0.0%

			Face
			Amount
			($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/31/14, Repurchase Value
$8,400,000, collateralized by Federal
Home Loan Bank 0.000%–0.125%,
7/29/15–7/31/15, with a value
of $8,569,000)	0.080%	8/1/14	8,400	8,400	0.0%
RBC Capital Markets LLC
(Dated 7/31/14, Repurchase Value
$118,300,000, collateralized by Federal
Home Loan Mortgage Corp.
2.946%–4.000%, 7/1/43–7/1/44,
Federal National Mortgage Assn.
2.372%–4.500%, 9/1/26–7/1/44,
and Government National Mortgage
Assn. 4.000%, 7/20/44, with a
value of $120,666,000)	0.080%	8/1/14	118,300	118,300	0.7%
TD Securities (USA) LLC
(Dated 7/31/14, Repurchase Value
$129,000,000, collateralized by
Federal Home Loan Mortgage Corp.
5.500%, 3/1/37, Federal National
Mortgage Assn. 2.500%–4.000%,
7/1/24–7/1/42, Government National
Mortgage Assn. 4.000%, 7/20/44,
and U.S. Treasury Note 2.6250%,
11/15/20, with a value of
$131,580,000)	0.080%	8/1/14	129,000	129,000	0.8%
				255,700	1.5%
U.S. Government and Agency Obligations
United States Treasury Bill	0.022%	9/25/14	96,850	96,848	0.6%
United States Treasury Bill	0.046%	12/26/14	96,850	96,831	0.5%
				193,679	1.1%
Total Temporary Cash Investments (Cost $449,379)				449,379	2.6%
Total Investments (Cost $16,342,801)				17,022,231	99.2%

High-Yield Corporate Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets	452,414	2.7%
Liabilities	(321,700)	(1.9%)
	130,714	0.8%
Net Assets	17,152,945	100.0%

At July 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		16,607,523
Undistributed Net Investment Income		—
Accumulated Net Realized Losses		(135,353)
Unrealized Appreciation (Depreciation)
Investment Securities		679,430
Forward Currency Contracts		1,632
Foreign Currencies		(287)
Net Assets		17,152,945

Investor Shares—Net Assets
Applicable to 713,218,278 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,323,523
Net Asset Value Per Share—Investor Shares		$6.06

Admiral Shares—Net Assets
Applicable to 2,116,378,081 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,829,422
Net Asset Value Per Share—Admiral Shares		$6.06

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $4,811,595,000, representing 28.1% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Face amount denominated in euro.
4 Adjustable-rate security.
5 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2014, the aggregate value of these securities was $953,155,000, representing 5.6% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2014
($000)
Investment Income
Income
Dividends	13,263
Interest	466,083
Total Income	479,346
Expenses
Investment Advisory Fees—Note B	2,673
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,928
Management and Administrative—Admiral Shares	5,255
Marketing and Distribution—Investor Shares	359
Marketing and Distribution—Admiral Shares	872
Custodian Fees	66
Shareholders’ Reports—Investor Shares	80
Shareholders’ Reports—Admiral Shares	40
Trustees’ Fees and Expenses	15
Total Expenses	13,288
Net Investment Income	466,058
Realized Net Gain (Loss)
Investment Securities Sold	157,231
Foreign Currencies and Forward Currency Contracts	3,849
Realized Net Gain (Loss)	161,080
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(114,964)
Foreign Currencies and Forward Currency Contracts	(861)
Change in Unrealized Appreciation (Depreciation)	(115,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	511,313

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2014	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	466,058	981,122
Realized Net Gain (Loss)	161,080	284,481
Change in Unrealized Appreciation (Depreciation)	(115,825)	(533,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	511,313	732,044
Distributions
Net Investment Income
Investor Shares	(119,865)	(278,622)
Admiral Shares	(346,229)	(702,547)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(466,094)	(981,169)
Capital Share Transactions
Investor Shares	(84,896)	(1,137,737)
Admiral Shares	836,526	(576,254)
Net Increase (Decrease) from Capital Share Transactions	751,630	(1,713,991)
Total Increase (Decrease)	796,849	(1,963,116)
Net Assets
Beginning of Period	16,356,096	18,319,212
End of Period	17,152,945	16,356,096

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.04	$6.12	$5.82	$5.78	$5.48	$4.48
Investment Operations
Net Investment Income	.166	.348	.372	.405	.422	.409
Net Realized and Unrealized Gain (Loss)
on Investments	.020	(.080)	.300	.040	.300	1.000
Total from Investment Operations	.186	.268	.672	.445	.722	1.409
Distributions
Dividends from Net Investment Income	(.166)	(.348)	(.372)	(.405)	(.422)	(.409)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.166)	(.348)	(.372)	(.405)	(.422)	(.409)
Net Asset Value, End of Period	$6.06	$6.04	$6.12	$5.82	$5.78	$5.48

Total Return[1]	3.08%	4.53%	11.91%	8.04%	13.70%	32.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,324	$4,394	$5,607	$5,476	$4,909	$5,730
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	5.48%	5.76%	6.25%	7.04%	7.59%	8.15%
Portfolio Turnover Rate	34%	28%	30%	26%	38%	32%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.04	$6.12	$5.82	$5.78	$5.48	$4.48
Investment Operations
Net Investment Income	.169	.354	.378	.411	.429	.415
Net Realized and Unrealized Gain (Loss)
on Investments	.020	(.080)	.300	.040	.300	1.000
Total from Investment Operations	.189	.274	.678	.451	.729	1.415
Distributions
Dividends from Net Investment Income	(.169)	(.354)	(.378)	(.411)	(.429)	(.415)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.169)	(.354)	(.378)	(.411)	(.429)	(.415)
Net Asset Value, End of Period	$6.06	$6.04	$6.12	$5.82	$5.78	$5.48

Total Return[1]	3.13%	4.64%	12.02%	8.15%	13.84%	32.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,829	$11,962	$12,713	$10,075	$8,320	$5,868
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%	0.15%
Ratio of Net Investment Income to
Average Net Assets	5.58%	5.86%	6.35%	7.14%	7.71%	8.28%
Portfolio Turnover Rate	34%	28%	30%	26%	38%	32%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market values are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only

High-Yield Corporate Fund

with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2014, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and for the period ended July 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

High-Yield Corporate Fund

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2014, or at any time during the period then ended.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2014, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2014, the fund had contributed capital of $1,765,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

High-Yield Corporate Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	78,175	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	66,542	—
Corporate Bonds	—	16,057,488	—
Preferred Stocks	—	369,394	—
Other	—	—	1,253
Temporary Cash Investments	—	449,379	—
Forward Currency Contract - Assets	—	1,632	—
Total	—	17,022,610	1,253

E. At July 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
DBAG	8/29/14	USD	138,163	EUR	102,590	788
BNPSW	8/29/14	USD	69,117	EUR	51,297	427
CSFBI	8/29/14	USD	69,096	EUR	51,289	417
						1,632

BNPSW—BNP Paribas.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.

At July 31, 2014, counterparties had deposited in segregated accounts securities with a value of $1,678,000 in connection with forward currency contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2014, the fund realized net foreign currency gains of $36,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2014, the fund had available capital losses totaling $290,627,000 to offset future net capital gains. Of this amount, $289,533,000 is subject to expiration on January 31, 2018. Capital losses of $1,094,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used

High-Yield Corporate Fund

before any expiring loss carryforward. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2014, the cost of investment securities for tax purposes was $16,342,801,000. Net unrealized appreciation of investment securities for tax purposes was $679,430,000, consisting of unrealized gains of $748,209,000 on securities that had risen in value since their purchase and $68,779,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2014, the fund purchased $2,842,615,000 of investment securities and sold $2,550,456,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $92,825,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2014	January 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	465,752	75,940	588,134	97,033
Issued in Lieu of Cash Distributions	100,895	16,483	233,593	38,673
Redeemed	(651,543)	(106,472)	(1,959,464)	(324,562)
Net Increase (Decrease)—Investor Shares	(84,896)	(14,049)	(1,137,737)	(188,856)
Admiral Shares
Issued	1,710,642	279,389	2,467,113	407,705
Issued in Lieu of Cash Distributions	236,984	38,715	471,381	78,064
Redeemed	(1,111,100)	(181,535)	(3,514,748)	(583,197)
Net Increase (Decrease)—Admiral Shares	836,526	136,569	(576,254)	(97,428)

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2014	7/31/2014	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,009.89	$1.00
Admiral Shares	1,000.00	1,010.39	0.50
Institutional Shares	1,000.00	1,010.54	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,025.97	$1.00
Admiral Shares	1,000.00	1,026.48	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,070.18	$1.13
Admiral Shares	1,000.00	1,070.71	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,030.80	$1.16
Admiral Shares	1,000.00	1,031.31	0.65
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.20	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.65	$1.15
Admiral Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board also has renewed the investment advisory arrangements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP (Wellington Management). The board determined that renewing each fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions, and a portion of the Long-Term Investment-Grade Fund since 2013. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions. The firm and the funds’ management teams have depth and stability. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the Long-Term Investment-Grade and High-Yield Corporate Funds and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’s length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (9.6%)
U.S. Government Securities (9.5%)
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,065
	United States Treasury Note/Bond	0.250%	5/15/15	147,635	147,820
	United States Treasury Note/Bond	0.250%	5/31/15	337,500	337,922
1,2	United States Treasury Note/Bond	2.125%	5/31/15	40,000	40,662
3	United States Treasury Note/Bond	0.375%	6/15/15	693,721	695,240
	United States Treasury Note/Bond	0.250%	7/15/15	343,800	344,175
	United States Treasury Note/Bond	1.750%	7/31/15	145,500	147,819
	United States Treasury Note/Bond	0.250%	8/15/15	801,300	802,174
	United States Treasury Note/Bond	0.375%	8/31/15	231,200	231,741
	United States Treasury Note/Bond	1.250%	8/31/15	363	367
	United States Treasury Note/Bond	0.250%	9/15/15	47,750	47,795
	United States Treasury Note/Bond	1.250%	9/30/15	713,700	722,507
	United States Treasury Note/Bond	0.875%	11/30/16	29,750	29,862
	United States Treasury Note/Bond	0.625%	5/31/17	55,255	54,737
	United States Treasury Note/Bond	0.875%	7/15/17	897,500	894,278
	United States Treasury Note/Bond	0.625%	9/30/17	28,500	28,050
	United States Treasury Note/Bond	0.750%	3/31/18	45,500	44,490
1	United States Treasury Note/Bond	1.000%	8/31/19	3,750	3,602
					4,761,306
Conventional Mortgage-Backed Securities (0.0%)
4,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	2,157	2,290
4,5	Fannie Mae Pool	6.500%	9/1/16	1,542	1,607
4,5	Fannie Mae Pool	7.500%	3/1/15	1	1
4,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	1,217	1,269
					5,167
Nonconventional Mortgage-Backed Securities (0.1%)
4,5,6	Fannie Mae Pool	2.125%	12/1/32	539	555
4,5,6	Fannie Mae Pool	2.250%	6/1/33	4,370	4,580
4,5,6	Fannie Mae Pool	2.310%	7/1/32	637	683
4,5,6	Fannie Mae Pool	2.335%	5/1/33	3,590	3,835
4,5,6	Fannie Mae Pool	2.340%	9/1/32	83	89
4,5,6	Fannie Mae Pool	2.358%	2/1/37	1,738	1,856
4,5,6	Fannie Mae Pool	2.375%	9/1/32	349	370
4,5,6	Fannie Mae Pool	2.400%	8/1/33	1,255	1,285
4,5,6	Fannie Mae Pool	2.406%	8/1/33	2,405	2,573
4,5,6	Fannie Mae Pool	2.456%	8/1/37	681	721
4,5,6	Fannie Mae Pool	2.472%	5/1/33	741	795
4,5,6	Fannie Mae Pool	2.517%	7/1/33	4,312	4,459
4,5,6	Fannie Mae Pool	2.535%	8/1/33	1,750	1,798
4,5,6	Freddie Mac Non Gold Pool	2.375%	8/1/32	2,054	2,167
4,5,6	Freddie Mac Non Gold Pool	2.379%	9/1/32	392	430
4,5,6	Freddie Mac Non Gold Pool	2.452%	8/1/37	2,788	2,981
4,5,6	Freddie Mac Non Gold Pool	2.518%	9/1/32	1,019	1,049
4,5,6	Freddie Mac Non Gold Pool	2.586%	10/1/32–2/1/33	1,654	1,768
4,5,6	Freddie Mac Non Gold Pool	2.589%	8/1/33	1,196	1,280
					33,274
Total U.S. Government and Agency Obligations (Cost $4,797,706)					4,799,747
Asset-Backed/Commercial Mortgage-Backed Securities (18.2%)
4	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	14,285	14,382
4	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	24,150	24,145
4,7	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	15,500	15,871
4,6	Ally Master Owner Trust Series 2010-4	1.222%	8/15/17	58,280	58,601
4,6,7	Ally Master Owner Trust Series 2010-4	1.702%	8/15/17	39,172	39,495
4,6,7	Ally Master Owner Trust Series 2010-4	2.102%	8/15/17	29,770	30,110
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	90,765	90,298
4,6	Ally Master Owner Trust Series 2014-1	0.622%	1/15/19	15,000	14,963
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	16,000	15,977
4	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	11,330	11,302

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	American Express Credit Account Secured Note Trust
	2012-4	0.702%	5/15/20	27,755	27,632
4,6	American Express Issuance Trust II 2013-1	0.432%	2/15/19	131,000	130,697
4,6,7	American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	5,184	5,193
4,6,7	American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	4,420	4,420
4,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	16,990	18,501
4,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	11,185	13,071
4	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	1,876	1,877
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	3,200	3,184
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	14,600	14,560
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	16,100	16,167
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,795
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	3,460	3,536
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,773
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	6,375	6,324
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/8/19	7,170	7,248
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,863
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,106
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	11,253	11,271
4,6,7	Arran Residential Mortgages Funding 2010-1 plc	1.625%	5/16/47	13,325	13,449
4,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.676%	11/19/47	23,543	23,784
7	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	12,950	13,364
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	13,300	14,012
4,6	BA Credit Card Trust 2007-A4	0.192%	11/15/19	36,370	36,124
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,835
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	23,989	25,843
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	44,747	48,297
4	Banc of America Commercial Mortgage Trust 2007-2	5.561%	4/10/49	34,220	37,401
4	Banc of America Commercial Mortgage Trust 2008-1	6.190%	2/10/51	59,132	66,738
4	Banc of America Commercial Mortgage Trust 2008-1	6.234%	2/10/51	6,835	7,699
4,8	Banc of America Funding 2006-H Trust	2.757%	9/20/46	26,248	22,361
4	Banc of America Mortgage 2003-F Trust	2.647%	7/25/33	1,498	1,485
4	Bank of America Mortgage 2002-J Trust	3.650%	9/25/32	20	20
4,6,7	Bank of America Student Loan Trust 2010-1A	1.034%	2/25/43	31,393	31,541
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	14,574	14,709
4,8	Bear Stearns ARM Trust 2006-4	2.533%	10/25/36	36,538	29,470
4,8	Bear Stearns ARM Trust 2007-3	2.892%	5/25/47	27,176	22,335
4	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	13,370	13,925
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	23,485	25,287
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.707%	6/11/40	21,611	23,912
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	124,498	136,695
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	41,727	46,349
4,6,7	BMW Floorplan Master Owner Trust 2012-1A	0.552%	9/15/17	27,557	27,609
4,6	Brazos Higher Education Authority Inc. Series 2005-3	0.433%	6/25/26	15,150	14,754
4,6	Brazos Higher Education Authority Inc. Series 2010-1	1.127%	5/25/29	31,014	31,537
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.027%	2/25/30	42,980	43,312
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	7,673	7,705
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	13,953	14,060
4	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	18,000	17,895
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	5,600	5,580
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,420	5,281
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	13,400	13,545
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	22,475	22,385
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	15,230	15,108
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	13,625	13,754
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	11,580
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	12,200	12,231
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	6,200	6,229

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,943
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,198
4,6	Capital One Multi-asset Execution Trust 2007-A2	0.232%	12/16/19	33,845	33,712
4,6	Capital One Multi-asset Execution Trust 2007-A5	0.192%	7/15/20	33,485	33,198
4,6	Capital One Multi-Asset Execution Trust 2014-A3	0.532%	1/18/22	35,000	35,027
4	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	5,940	5,984
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	3,630	3,662
4	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,511
4	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,693
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,381
4,7	CFCRE Commercial Mortgage Trust 2011-C1	5.545%	4/15/44	3,100	3,517
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.559%	12/15/47	14,930	17,300
4,6	Chase Issuance Trust 2007-C1	0.612%	4/15/19	30,600	30,362
4,6	Chase Issuance Trust 2012-A10	0.412%	12/16/19	117,000	116,671
4	CHL Mortgage Pass-Through Trust 2003-HYB3	2.462%	11/19/33	1,733	1,667
4,8	CHL Mortgage Pass-Through Trust 2006-HYB1	2.466%	3/20/36	15,739	12,957
4,8	CHL Mortgage Pass-Through Trust 2007-HYB2	2.670%	2/25/47	17,995	14,462
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	3,985	3,998
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,795
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,240
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,281
4,7	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	3,120	3,123
4,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	13,700	13,737
4,6	Citibank Credit Card Issuance Trust 2005-C2	0.625%	3/24/17	4,380	4,374
4,6	Citibank Credit Card Issuance Trust 2008-A7	1.531%	5/20/20	61,200	63,630
4	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	16,000	16,320
4	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	78,580	78,458
4,6,7	Citibank Omni Master Trust 2009-A14A	2.902%	8/15/18	65,116	65,163
4,7	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	67,557	68,419
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	5,957
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,149
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	4,885	4,888
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	6,033
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	33,878	35,159
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,723
4,6,7	Citigroup Commercial Mortgage Trust 2014-388G	0.902%	6/15/33	18,500	18,555
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	6,190	6,378
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	18,240	18,944
4,9	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	6,830	7,035
4,9	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	10,396	10,707
4,9	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	3,754	3,867
4,9	Citigroup Commercial Mortgage Trust 2014-GC23	4.660%	7/10/47	6,380	6,571
4,8	Citigroup Mortgage Loan Trust 2007-AR8	2.686%	7/25/37	1,479	1,301
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	23,256	23,828
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	22,913	22,725
4	CNH Equipment Trust 2010-C	1.750%	5/16/16	3,261	3,269
4	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	23,533	25,558
4,6,7	Colony American Homes 2014-1	1.400%	5/17/31	12,941	13,005
4,6,7	Colony American Homes 2014-1	1.600%	5/17/31	5,650	5,641
4,6,7	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.504%	7/17/31	12,950	12,951
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	61,331	66,333
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	36,900	39,718
4	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	25,210	27,963
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	2,940
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,204
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	7,520	7,377
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,825	10,622
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,570
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	13,320	14,034
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	33,360	35,720
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,301
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	15,515	16,414
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	25,210	26,895

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2013-CCRE13 Mortgage Trust	4.757%	12/10/23	4,517	4,814
4	COMM 2013-CCRE13 Mortgage Trust	4.757%	12/10/23	8,240	8,582
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	22,465	23,145
4	COMM 2013-CCRE9 Mortgage Trust	4.236%	7/10/45	19,500	21,026
4,7	COMM 2013-CCRE9 Mortgage Trust	4.260%	7/10/45	11,250	11,912
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	20,750	21,369
4	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	9,520	10,051
4,7	COMM 2013-CR9 Mortgage Trust	4.260%	7/10/45	8,250	8,316
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	32,400	33,395
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,246
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	11,725	12,554
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	19,981
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,020
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,372
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	7,670	7,941
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	5,375	5,648
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	10,110	10,835
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	16,800	17,303
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,316
4	COMM 2014-CCRE15 Mortgage Trust	4.718%	2/10/47	8,250	8,819
4	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	25,860	27,136
4	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	27,380	28,549
4	COMM 2014-CR17 Mortgage Trust	4.736%	5/10/47	4,250	4,375
4	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	10,600	10,912
4	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	12,350	12,760
4	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	33,601	35,962
7	Commonwealth Bank of Australia	1.875%	12/11/18	30,550	30,455
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.789%	6/15/38	19,286	20,548
4	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.361%	2/15/40	21,043	22,352
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	5.974%	2/15/41	57,794	64,603
4,7	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	14,455	14,464
4,6	Discover Card Execution Note Trust 2012-A4	0.522%	11/15/19	52,825	53,010
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	111,821
4,6	Discover Card Execution Note Trust 2013-A1	0.452%	8/17/20	74,900	74,892
4,9	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	50,450	50,428
7	DNB Boligkreditt AS	1.450%	3/21/18	20,580	20,486
4,7	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	5,718	5,724
4,7	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	12,201	12,274
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	14,623	14,622
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	10,300	10,315
4,8	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.042%	11/25/36	13,361	11,337
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.544%	1/25/37	28,274	24,048
4,7	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	10,050	10,079
4	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	18,050	18,079
4	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	13,780	13,784
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	22,730	22,902
4	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	6,040	6,087
4	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	8,200	8,164
4	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	4,000	3,965
4	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	10,460	10,475
4	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	4,130	4,078
4	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	3,340	3,298
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	4,900	4,924
4	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	4,250	4,273
4	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	4,550	4,649
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	12,400	12,329
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,649
4,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	20,905	20,978
4,7	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	6,440	6,431
4,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	21,000	21,478

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,800	27,240
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	12,100	12,103
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	28,200	28,217
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	116,300	115,139
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,200	7,210
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,650	8,661
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	25,699	25,730
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	9,660	9,667
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	7,529	7,538
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,118
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,544
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,646
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	10,300	10,253
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	4,500	4,500
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.652%	2/15/21	9,200	9,166
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	5,870	5,837
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	29,075	29,222
4,6	GE Capital Credit Card Master Note Trust Series 2011-2	1.152%	5/15/19	50,270	50,319
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	72,000	71,857
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	90,140	88,956
4,6	GE Dealer Floorplan Master Note Trust Series 2012-2	0.906%	4/22/19	48,100	48,436
4,6	GE Dealer Floorplan Master Note Trust Series 2012-4	0.596%	10/20/17	25,000	25,006
4,7	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	8,000	7,959
4	GMACM Mortgage Loan Trust 2005-AR6	2.940%	11/19/35	5,219	5,010
4,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	83,300	84,609
4,6,7	Golden Credit Card Trust 2012-3A	0.602%	7/17/17	36,795	36,880
4,6,7	Golden Credit Card Trust 2013-1A	0.402%	2/15/18	19,600	19,603
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	21,066
4,6	Granite Master Issuer plc Series 2007-1	0.296%	12/20/54	5,530	5,486
4,6	Granite Master Issuer plc Series 2007-2	0.234%	12/17/54	1,857	1,841
4,7	Great America Leasing Receivables 2011-1	2.340%	4/15/16	5,604	5,627
4,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	11,500	11,477
4,7	GS Mortgage Securities Trust 2010-C2	5.224%	12/10/43	3,530	3,882
4,7	GS Mortgage Securities Trust 2011-GC3	5.541%	3/10/44	2,280	2,565
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	25,305	26,081
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	27,725	27,188
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,110
4	GS Mortgage Securities Trust 2013-GC13	4.039%	7/10/46	22,170	23,736
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	16,420	16,233
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,244
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	22,530	23,280
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,646
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,000	52,742
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	18,350	18,286
4,7	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	15,250	15,556
4,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	52,150	54,133
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	41,500	43,539
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	80,200	79,332
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	15,740	15,814

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	16,365	16,603
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	7,365	7,448
4,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	8,900	8,919
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	10,200	10,179
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,100	8,203
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	5,840	5,864
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,850	9,831
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,611
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,586
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,298
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,675
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	9,962
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.502%	5/15/18	20,000	20,031
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.802%	5/15/18	8,950	8,912
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	17,416	17,540
6	Illinois Student Assistance Commission Series 2010-1	1.284%	4/25/22	22,899	23,200
4,6,7	Invitation Homes 2014-SFR1 Trust	1.654%	6/17/31	20,100	20,195
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,450	14,382
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	28,710	30,543
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.866%	4/15/45	35,847	38,537
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,880	5,330
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	44,254	48,988
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	39,409	43,019
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.790%	6/15/49	2,671	2,666
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	32,071	35,567
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	7,100
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,300	2,478
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	3,300	3,467
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,356
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	6,225	6,997
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	7,100	7,815
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	18,964
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	28,893
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,227
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.323%	8/15/46	4,100	4,712
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	12,710	13,086
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	11,190	10,988
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,058
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	28,819
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	5,881
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	39,334

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	14,883
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	10,099
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	9,700	10,347
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	15,655
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	21,150	22,936
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.008%	12/15/46	9,770	10,297
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	4,885	4,844
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	11,321	11,068
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	17,589
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.026%	7/15/45	7,520	7,829
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	16,407	16,913
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,388
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	24,290	25,045
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,244
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	28,945
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	19,248
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	13,360	14,210
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	19,170	20,492
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	18,600	19,680
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	13,881
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	13,200	14,178
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	5,850	6,060
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	8,370	8,589
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.775%	8/15/47	4,590	4,721
6	Kentucky Higher Education Student Loan Corp. 2013-2	0.752%	9/1/28	13,688	13,649
4,6,7	Kildare Securities Ltd. 2007-1A	0.350%	12/10/43	6,843	6,794
4,7	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	18,640	19,087
4,6,7	Lanark Master Issuer plc 2012-2A	1.628%	12/22/54	27,461	27,816
4,6,7	Lanark Master Issuer plc 2013-1A	0.728%	12/22/54	16,925	16,948
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	56,314	59,834
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	21,233	22,861
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	9,765	10,572
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	29,279	31,788
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	27,289	30,495
4,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	13,647	13,669
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	13,148
4,7	Master Credit Card Trust 2012-2A	1.970%	4/21/17	4,000	4,000
4,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	4,319	4,301
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.255%	4/25/34	1,967	1,863

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	MBNA Credit Card Master Note Trust 2004-A3	0.412%	8/16/21	17,800	17,683
4,7	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	51,700	51,813
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	1.822%	2/25/33	2,892	2,707
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	2.583%	7/25/33	847	872
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	11,767	12,691
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	11,319	12,572
4	ML-CFC Commercial Mortgage Trust 2006-2	5.870%	6/12/46	8,190	8,824
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	7,908	7,910
4,7	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	8,775	8,873
4,7	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	24,275	24,580
4,7	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	27,800	28,857
4,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	13,800	13,874
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,300	21,459
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,051
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,577
4,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	21,775	21,121
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.082%	7/15/46	24,600	26,100
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	22,200	22,942
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.218%	8/15/46	39,005	41,859
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,550
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,261
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,886
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	9,080	8,972
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	17,549
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	18,657
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	31,850	33,211
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	9,878
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.325%	6/15/47	12,300	12,664
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.758%	6/15/47	12,300	12,513
4,9	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	28,900	29,766
4,9	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	5,340	5,500
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	52,563	56,613
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	18,681	20,160
4	Morgan Stanley Capital I Trust 2007-IQ15	5.909%	6/11/49	36,773	40,532
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	62,380	68,728
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	3,143	3,197
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,575
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,045	17,081
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	10,690	10,928
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.178%	6/25/36	13,156	12,598
4,7	Motor 2012 plc	1.286%	2/25/20	5,213	5,218
7	National Australia Bank Ltd.	2.000%	6/20/17	30,200	30,778
4,6	Navient Student Loan Trust 2014-1	0.905%	2/25/39	5,940	5,979

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	Navistar Financial Dealer Note Master Owner Trust
	Series 2013-1	0.825%	1/25/18	28,900	28,913
4,6	New Mexico Educational Assistance Foundation 2013-1	0.852%	1/2/25	30,247	30,103
4,6	Nissan Master Owner Trust Receivables Series 2013-A	0.452%	2/15/18	39,200	39,086
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	24,250	24,116
6	North Carolina State Education Assistance Authority
	2011-1	1.134%	1/26/26	31,937	32,190
4,6	North Carolina State Education Assistance Authority
	2011-2	1.034%	7/25/25	5,420	5,453
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	11,132
4,6,7	PFS Financing Corp. 2014-AA	0.752%	2/15/19	8,300	8,314
4,7	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	87,600	88,155
4,6,7	Resimac MBS Trust 2014-1A	0.927%	12/12/45	21,200	21,266
4,8	RFMSI Series 2006-SA2 Trust	3.509%	8/25/36	26,483	23,130
4,8	RFMSI Series 2006-SA3 Trust	3.706%	9/25/36	9,463	7,975
4	Royal Bank of Canada	1.200%	9/19/18	31,200	31,049
4	Santander Drive Auto Receivables Trust 2013-1	1.760%	1/15/19	4,810	4,846
4	Santander Drive Auto Receivables Trust 2013-2	1.330%	3/15/18	6,000	6,028
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	24,200	24,454
4	Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	12,155	12,132
4	Santander Drive Auto Receivables Trust 2013-4	2.360%	4/15/20	11,345	11,374
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	19,985	19,981
4	Santander Drive Auto Receivables Trust 2013-5	2.250%	6/17/19	12,790	12,793
4,7,9	Silver Bay Realty 2014-1 Trust	0.000%	9/17/31	11,080	11,080
4,7,9	Silver Bay Realty 2014-1 Trust	0.000%	9/17/31	6,600	6,600
4,6,7	Silverstone Master Issuer plc 2010-1A	1.734%	1/21/55	30,740	31,168
4,6	SLM Student Loan Trust 2005-5	0.334%	4/25/25	53,082	52,767
4,6	SLM Student Loan Trust 2005-9	0.354%	1/27/25	25,681	25,569
4,6	SLM Student Loan Trust 2006-5	0.344%	1/25/27	24,500	24,085
4,6	SLM Student Loan Trust 2006-6	0.344%	10/27/25	36,300	35,627
4,6	SLM Student Loan Trust 2007-1	0.324%	1/26/26	66,950	65,283
4,6,7	SLM Student Loan Trust 2011-A	1.152%	10/15/24	10,786	10,887
4,7	SLM Student Loan Trust 2011-A	4.370%	4/17/28	12,200	13,043
4,7	SLM Student Loan Trust 2011-B	3.740%	2/15/29	60,000	63,026
4,6,7	SLM Student Loan Trust 2011-C	1.552%	12/15/23	11,895	11,972
4,7	SLM Student Loan Trust 2011-C	4.540%	10/17/44	22,200	23,787
4,6	SLM Student Loan Trust 2012-6	0.435%	9/25/19	34,018	33,999
4,6,7	SLM Student Loan Trust 2012-B	1.252%	12/15/21	4,911	4,932
4,7	SLM Student Loan Trust 2012-B	3.480%	10/15/30	15,200	15,761
4,6,7	SLM Student Loan Trust 2012-E	0.902%	10/16/23	16,427	16,479
4,6,7	SLM Student Loan Trust 2013-1	1.202%	5/17/27	24,000	24,155
4,7	SLM Student Loan Trust 2013-1	2.500%	3/15/47	8,000	7,603
4,6	SLM Student Loan Trust 2013-6	0.805%	6/26/28	19,400	19,506
4,7	SLM Student Loan Trust 2013-B	1.850%	6/17/30	14,750	14,499
4,7	SLM Student Loan Trust 2013-B	3.000%	5/16/44	14,700	14,157
4,7	SLM Student Loan Trust 2013-C	3.500%	6/15/44	5,860	5,762
4,6	SLM Student Loan Trust 2014-1	0.755%	2/26/29	10,900	10,957
4,7	SLM Student Loan Trust 2014-A	2.590%	1/15/26	4,500	4,554
4,7	SLM Student Loan Trust 2014-A	3.500%	11/15/44	4,100	3,988
4,7	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	21,813	21,878
4,7	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	20,498	20,689
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	26,200	26,225
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	9,100	9,069
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	18,500	18,388
4,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	13,558	14,514
4,6	South Carolina Student Loan Corp. Revenue 2010-1	1.234%	7/25/25	28,312	28,413
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	11,250	11,051
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	24,490	23,813
7	Stadshypotek AB	1.250%	5/23/18	12,815	12,630
7	Swedbank Hypotek AB	1.375%	3/28/18	14,200	14,147
4,7	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	4,000	3,993
4,6,7	Trade Maps_2013-1A	0.853%	12/10/18	29,820	29,874
4,6,7	Trade Maps_2013-1A	1.402%	12/10/18	5,640	5,673
4,6,7	Trade Maps_2013-1A	2.402%	12/10/18	3,095	3,130

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,308
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	24,595	24,767
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	8,698
4,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	10,700	10,566
4,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,703
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,439
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,531
4,7	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	5,400	5,463
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	8,324	8,833
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	38,195	41,249
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	43,836	47,037
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	36,275	39,235
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C33	5.941%	2/15/51	34,088	37,085
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18	2.500%	1/25/33	274	280
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7	2.301%	8/25/33	1,591	1,603
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9	2.410%	9/25/33	2,210	2,279
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,967	29,625
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,668
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,582
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	12,700	13,611
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.303%	7/15/46	4,906	5,204
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	17,100	17,542
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	44,615
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,309
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	12,384
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,010	5,939
4,8	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	2.622%	10/25/36	23,556	22,132
7	Westpac Banking Corp.	1.850%	11/26/18	27,865	27,796
4,7	Westpac Banking Corp.	1.250%	12/14/18	13,436	13,375
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,545	12,508
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	8,855	8,688
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	11,925
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,291
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,377
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	13,810	13,570
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,854
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,208
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	7,986	8,217
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	23,529
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,915
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,642
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,311
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	8,940	9,270
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	7,025
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	25,260	26,925
4	WFRBS Commercial Mortgage Trust 2013-C18	4.674%	12/15/46	5,775	6,145
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	13,730	14,547
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	21,500	22,290
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	25,500	26,780
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,518
4,9	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	18,110	18,652
4,9	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,344
4,9	WFRBS Commercial Mortgage Trust 2014-C21	4.213%	8/15/47	3,115	3,208
4,9	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,290
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,100	2,174

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	22,500	23,749
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	18,841
4,6,7	World Omni Master Owner Trust 2013-1	0.502%	2/15/18	18,000	17,994
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $9,065,907)					9,096,567
Corporate Bonds (61.3%)
Finance (26.5%)
	Banking (21.0%)
	Abbey National Treasury Services plc	4.000%	4/27/16	35,320	37,204
	Abbey National Treasury Services plc	1.375%	3/13/17	53,350	53,495
10	Abbey National Treasury Services plc	1.750%	1/15/18	15,842	21,811
	Abbey National Treasury Services plc	3.050%	8/23/18	59,595	61,901
10	Abbey National Treasury Services plc	2.000%	1/14/19	14,529	20,192
7	ABN AMRO Bank NV	2.500%	10/30/18	32,235	32,546
	American Express Centurion Bank	6.000%	9/13/17	47,600	53,999
	American Express Co.	6.150%	8/28/17	19,963	22,707
	American Express Co.	7.000%	3/19/18	22,315	26,253
	American Express Credit Corp.	2.750%	9/15/15	55,697	57,053
	American Express Credit Corp.	2.800%	9/19/16	56,170	58,362
	American Express Credit Corp.	2.375%	3/24/17	31,210	32,142
	American Express Credit Corp.	2.125%	3/18/19	24,425	24,396
	Amsouth Bank	5.200%	4/1/15	9,770	10,039
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	19,500	19,581
7	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	28,325	29,429
	Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	19,050	19,119
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	54,192	54,837
	Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,347
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	36,815	37,636
7	Banco Votorantim SA	5.250%	2/11/16	11,720	12,218
	Bancolombia SA	4.250%	1/12/16	7,820	8,174
	Bank of America Corp.	5.000%	1/15/15	28,828	29,396
	Bank of America Corp.	4.500%	4/1/15	69,150	70,954
	Bank of America Corp.	3.700%	9/1/15	5,960	6,146
	Bank of America Corp.	1.500%	10/9/15	24,365	24,574
	Bank of America Corp.	3.625%	3/17/16	32,105	33,438
	Bank of America Corp.	6.050%	5/16/16	33,472	36,181
	Bank of America Corp.	3.750%	7/12/16	52,578	55,179
	Bank of America Corp.	6.500%	8/1/16	81,273	89,581
	Bank of America Corp.	5.420%	3/15/17	21,197	23,163
	Bank of America Corp.	5.700%	5/2/17	6,525	7,197
	Bank of America Corp.	6.400%	8/28/17	14,597	16,567
	Bank of America Corp.	6.000%	9/1/17	43,472	48,851
	Bank of America Corp.	5.750%	12/1/17	60,615	68,011
	Bank of America Corp.	2.000%	1/11/18	23,970	23,961
	Bank of America Corp.	6.875%	4/25/18	31,909	37,234
	Bank of America Corp.	5.650%	5/1/18	12,850	14,437
	Bank of America Corp.	2.600%	1/15/19	61,664	62,073
	Bank of America Corp.	2.650%	4/1/19	6,910	6,955
	Bank of America NA	1.125%	11/14/16	63,100	63,095
	Bank of America NA	1.250%	2/14/17	19,100	19,101
	Bank of America NA	5.300%	3/15/17	9,760	10,633
	Bank of America NA	6.100%	6/15/17	6,429	7,208
	Bank of Montreal	2.500%	1/11/17	18,545	19,140
	Bank of Montreal	1.300%	7/14/17	19,000	19,017
	Bank of Montreal	1.400%	9/11/17	25,675	25,622
	Bank of Montreal	1.450%	4/9/18	18,365	18,130
	Bank of New York Mellon Corp.	4.950%	3/15/15	41,945	43,101
	Bank of New York Mellon Corp.	2.300%	7/28/16	28,134	28,991
	Bank of New York Mellon Corp.	2.400%	1/17/17	28,950	29,745
	Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,257
	Bank of New York Mellon Corp.	2.200%	5/15/19	43,940	43,896
	Bank of Nova Scotia	2.050%	10/7/15	14,680	14,925

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	0.750%	10/9/15	29,360	29,447
	Bank of Nova Scotia	2.900%	3/29/16	44,024	45,626
	Bank of Nova Scotia	1.375%	7/15/16	39,040	39,448
	Bank of Nova Scotia	2.550%	1/12/17	70,625	73,082
	Bank of Nova Scotia	1.300%	7/21/17	21,216	21,192
	Bank of Nova Scotia	1.375%	12/18/17	31,425	31,257
	Bank of Nova Scotia	2.050%	10/30/18	68,761	68,733
	Bank of Nova Scotia	2.050%	6/5/19	22,500	22,295
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,771
	Bank One Corp.	4.900%	4/30/15	14,615	15,068
7	Banque Federative du Credit Mutuel SA	2.500%	10/29/18	29,855	30,179
7	Banque Federative du Credit Mutuel SA	2.750%	1/22/19	15,440	15,694
	Barclays Bank plc	2.750%	2/23/15	24,275	24,565
	Barclays Bank plc	5.000%	9/22/16	15,695	16,990
	Barclays Bank plc	2.500%	2/20/19	76,340	76,997
	Barclays Bank plc	6.750%	5/22/19	27,855	33,258
	BB&T Corp.	5.200%	12/23/15	21,527	22,794
	BB&T Corp.	3.200%	3/15/16	44,240	45,850
	BB&T Corp.	2.150%	3/22/17	59,751	61,109
	BB&T Corp.	4.900%	6/30/17	9,750	10,645
	BB&T Corp.	1.600%	8/15/17	21,460	21,575
	BB&T Corp.	2.050%	6/19/18	18,058	18,178
	BBVA US Senior SAU	4.664%	10/9/15	75,091	78,041
	Bear Stearns Cos. LLC	5.300%	10/30/15	22,345	23,542
	Bear Stearns Cos. LLC	5.550%	1/22/17	24,450	26,806
	Bear Stearns Cos. LLC	6.400%	10/2/17	38,090	43,484
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	25,392
	BNP Paribas SA	3.600%	2/23/16	84,830	88,372
	BNP Paribas SA	1.375%	3/17/17	46,900	46,823
	BNP Paribas SA	2.375%	9/14/17	60,675	61,949
	BNP Paribas SA	2.700%	8/20/18	81,731	83,241
	BNP Paribas SA	2.400%	12/12/18	57,725	57,797
	BNP Paribas SA	2.450%	3/17/19	3,820	3,835
	BNY Mellon NA	4.750%	12/15/14	22,530	22,882
	BPCE SA	2.500%	12/10/18	77,220	77,856
	BPCE SA	2.500%	7/15/19	67,130	66,852
	Branch Banking & Trust Co.	5.625%	9/15/16	9,510	10,387
	Branch Banking & Trust Co.	1.000%	4/3/17	25,400	25,196
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	27,065	26,946
	Capital One Bank USA NA	1.150%	11/21/16	11,720	11,731
	Capital One Bank USA NA	1.200%	2/13/17	8,750	8,752
	Capital One Bank USA NA	2.150%	11/21/18	14,650	14,625
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,377
	Capital One Bank USA NA	2.300%	6/5/19	32,965	32,813
	Capital One Financial Corp.	2.150%	3/23/15	26,325	26,586
	Capital One Financial Corp.	6.150%	9/1/16	4,335	4,773
	Capital One Financial Corp.	2.450%	4/24/19	12,255	12,276
	Capital One NA	1.500%	3/22/18	60,395	59,527
	Citigroup Inc.	6.375%	8/12/14	6,559	6,567
	Citigroup Inc.	5.000%	9/15/14	18,920	19,014
	Citigroup Inc.	5.500%	10/15/14	7,763	7,839
	Citigroup Inc.	6.010%	1/15/15	18,183	18,631
	Citigroup Inc.	4.875%	5/7/15	9,728	10,031
	Citigroup Inc.	4.700%	5/29/15	18,762	19,369
	Citigroup Inc.	4.587%	12/15/15	12,700	13,336
	Citigroup Inc.	5.300%	1/7/16	7,315	7,769
	Citigroup Inc.	1.250%	1/15/16	31,735	31,895
	Citigroup Inc.	1.300%	4/1/16	13,670	13,735
	Citigroup Inc.	3.953%	6/15/16	108,110	113,738
	Citigroup Inc.	5.850%	8/2/16	17,190	18,759
	Citigroup Inc.	4.450%	1/10/17	51,505	55,196
	Citigroup Inc.	6.125%	11/21/17	53,745	61,038
	Citigroup Inc.	1.750%	5/1/18	43,656	43,153
	Citigroup Inc.	2.500%	9/26/18	61,030	61,771

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	2.550%	4/8/19	59,260	59,541
	Citigroup Inc.	2.500%	7/29/19	27,900	27,794
[4,7,11]	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	2
	Comerica Bank	5.750%	11/21/16	17,000	18,729
	Comerica Bank	5.200%	8/22/17	6,825	7,521
	Comerica Inc.	2.125%	5/23/19	14,650	14,566
	Commonwealth Bank of Australia	1.250%	9/18/15	33,150	33,404
7	Commonwealth Bank of Australia	3.250%	3/17/16	30,600	31,831
	Commonwealth Bank of Australia	1.125%	3/13/17	9,750	9,744
	Commonwealth Bank of Australia	1.900%	9/18/17	19,280	19,509
	Commonwealth Bank of Australia	2.500%	9/20/18	56,150	57,369
	Commonwealth Bank of Australia	2.250%	3/13/19	65,140	65,397
7	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,258
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	89,403	94,231
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	76,230	76,714
10	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.750%	11/9/20	14,645	21,493
	Countrywide Financial Corp.	6.250%	5/15/16	37,914	41,174
10	Coventry Building Society	2.250%	12/4/17	13,680	19,115
12	Coventry Building Society	6.000%	10/16/19	9,765	18,848
	Credit Suisse	3.500%	3/23/15	42,440	43,239
	Credit Suisse	1.375%	5/26/17	83,455	83,240
	Credit Suisse	2.300%	5/28/19	60,440	60,025
	Credit Suisse	4.375%	8/5/20	9,230	10,032
	Credit Suisse USA Inc.	4.875%	1/15/15	17,953	18,310
	Credit Suisse USA Inc.	5.125%	8/15/15	45,875	48,038
	Credit Suisse USA Inc.	5.375%	3/2/16	16,725	17,923
7	Danske Bank A/S	3.875%	4/14/16	34,300	35,937
	Deutsche Bank AG	3.875%	8/18/14	8,280	8,288
	Deutsche Bank AG	3.250%	1/11/16	38,861	40,225
	Deutsche Bank AG	1.400%	2/13/17	29,920	29,906
	Deutsche Bank AG	6.000%	9/1/17	97,907	110,554
	Deutsche Bank AG	2.500%	2/13/19	82,985	83,731
	Deutsche Bank Financial LLC	5.375%	3/2/15	13,539	13,885
	Fifth Third Bank	0.900%	2/26/16	24,395	24,445
	Fifth Third Bank	1.450%	2/28/18	24,470	24,226
	First Horizon National Corp.	5.375%	12/15/15	31,966	33,727
	First Republic Bank	2.375%	6/17/19	19,500	19,538
	Goldman Sachs Group Inc.	5.000%	10/1/14	15,515	15,624
	Goldman Sachs Group Inc.	5.125%	1/15/15	43,833	44,722
	Goldman Sachs Group Inc.	3.300%	5/3/15	5,339	5,449
	Goldman Sachs Group Inc.	3.700%	8/1/15	50,131	51,596
	Goldman Sachs Group Inc.	5.350%	1/15/16	43,537	46,351
	Goldman Sachs Group Inc.	3.625%	2/7/16	24,569	25,550
	Goldman Sachs Group Inc.	5.625%	1/15/17	37,115	40,618
12	Goldman Sachs Group Inc.	6.125%	5/14/17	17,889	32,754
	Goldman Sachs Group Inc.	6.250%	9/1/17	73,915	83,705
	Goldman Sachs Group Inc.	5.950%	1/18/18	72,310	81,402
	Goldman Sachs Group Inc.	2.375%	1/22/18	26,280	26,607
	Goldman Sachs Group Inc.	6.150%	4/1/18	45,726	52,067
	Goldman Sachs Group Inc.	2.900%	7/19/18	14,650	14,974
	Goldman Sachs Group Inc.	2.625%	1/31/19	140,620	141,223
7	HSBC Bank plc	1.500%	5/15/18	17,965	17,655
	HSBC Bank USA NA	6.000%	8/9/17	10,110	11,378
10	HSBC Holdings plc	6.000%	6/10/19	19,540	31,439
	HSBC USA Inc.	2.375%	2/13/15	95,532	96,531
	HSBC USA Inc.	1.625%	1/16/18	64,365	64,286
	HSBC USA Inc.	2.625%	9/24/18	32,245	33,078
	HSBC USA Inc.	2.250%	6/23/19	29,545	29,488
	HSBC USA Inc.	5.000%	9/27/20	7,815	8,602
	Huntington Bancshares Inc.	2.600%	8/2/18	43,955	44,453
	Huntington National Bank	1.375%	4/24/17	25,400	25,384
7	Intesa Sanpaolo SPA	3.625%	8/12/15	16,195	16,522
	Intesa Sanpaolo SPA	3.125%	1/15/16	69,990	71,780
	Intesa Sanpaolo SPA	2.375%	1/13/17	106,150	107,222

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Intesa Sanpaolo SPA	3.875%	1/16/18	55,390	57,798
	Intesa Sanpaolo SPA	3.875%	1/15/19	27,400	28,472
	JPMorgan Chase & Co.	5.125%	9/15/14	26,719	26,852
	JPMorgan Chase & Co.	4.750%	3/1/15	24,510	25,092
	JPMorgan Chase & Co.	1.875%	3/20/15	18,110	18,264
	JPMorgan Chase & Co.	3.400%	6/24/15	29,295	30,027
6	JPMorgan Chase & Co.	1.445%	9/1/15	10,570	10,545
	JPMorgan Chase & Co.	5.150%	10/1/15	9,850	10,336
	JPMorgan Chase & Co.	1.100%	10/15/15	35,298	35,475
	JPMorgan Chase & Co.	2.600%	1/15/16	38,787	39,732
	JPMorgan Chase & Co.	1.125%	2/26/16	4,490	4,510
	JPMorgan Chase & Co.	3.450%	3/1/16	99,020	102,893
	JPMorgan Chase & Co.	3.150%	7/5/16	49,806	51,835
	JPMorgan Chase & Co.	1.350%	2/15/17	12,490	12,506
	JPMorgan Chase & Co.	2.000%	8/15/17	19,385	19,643
	JPMorgan Chase & Co.	6.000%	1/15/18	71,913	81,694
	JPMorgan Chase & Co.	1.800%	1/25/18	40,720	40,704
	JPMorgan Chase & Co.	1.625%	5/15/18	18,550	18,344
	JPMorgan Chase & Co.	6.300%	4/23/19	15,163	17,732
4	JPMorgan Chase & Co.	6.125%	12/29/49	24,960	25,459
	JPMorgan Chase Bank NA	5.875%	6/13/16	9,750	10,611
12	JPMorgan Chase Bank NA	5.375%	9/28/16	13,750	24,837
	JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	9,660
	JPMorgan Chase Bank NA	6.000%	10/1/17	26,225	29,598
	KeyBank NA	1.650%	2/1/18	33,300	33,086
4,7	LBG Capital No.1 plc	8.000%	12/29/49	14,560	15,998
10	Leeds Building Society	2.625%	4/1/21	33,301	46,381
	Lloyds Bank plc	4.875%	1/21/16	12,562	13,330
	Lloyds Bank plc	2.300%	11/27/18	21,485	21,635
7	Macquarie Bank Ltd.	2.000%	8/15/16	42,070	42,758
7	Macquarie Bank Ltd.	2.600%	6/24/19	24,410	24,455
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,750	9,765
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	45,174
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	24,395	24,098
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	43,530	43,712
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	21,700	21,547
4	Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	10,073
	Mellon Funding Corp.	5.000%	12/1/14	6,100	6,189
	Morgan Stanley	6.000%	4/28/15	29,560	30,675
	Morgan Stanley	4.000%	7/24/15	16,600	17,140
	Morgan Stanley	5.375%	10/15/15	26,120	27,544
	Morgan Stanley	3.450%	11/2/15	9,750	10,058
	Morgan Stanley	3.800%	4/29/16	39,075	40,937
	Morgan Stanley	5.750%	10/18/16	69,245	75,805
	Morgan Stanley	5.450%	1/9/17	27,352	29,926
	Morgan Stanley	5.550%	4/27/17	19,495	21,531
	Morgan Stanley	6.250%	8/28/17	8,665	9,813
	Morgan Stanley	5.950%	12/28/17	54,821	62,093
	Morgan Stanley	6.625%	4/1/18	22,850	26,424
	Morgan Stanley	2.125%	4/25/18	11,720	11,759
	Morgan Stanley	2.500%	1/24/19	43,250	43,557
	Morgan Stanley	2.375%	7/23/19	39,150	38,775
	MUFG Union Bank NA	5.950%	5/11/16	53,730	58,427
	MUFG Union Bank NA	3.000%	6/6/16	56,590	59,004
	MUFG Union Bank NA	1.500%	9/26/16	25,125	25,407
	MUFG Union Bank NA	2.125%	6/16/17	29,740	30,252
	MUFG Union Bank NA	2.625%	9/26/18	34,030	34,882
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,407
	National Australia Bank Ltd.	2.000%	3/9/15	9,930	10,031
	National Australia Bank Ltd.	1.600%	8/7/15	9,750	9,851
	National Australia Bank Ltd.	1.300%	7/25/16	58,600	59,021
	National Australia Bank Ltd.	2.750%	3/9/17	19,460	20,203
	National Australia Bank Ltd.	2.300%	7/25/18	21,800	22,099
	National City Bank	5.250%	12/15/16	14,250	15,566

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National City Bank	5.800%	6/7/17	14,625	16,380
	National City Corp.	6.875%	5/15/19	8,085	9,668
	PNC Bank NA	0.800%	1/28/16	26,345	26,388
	PNC Bank NA	5.250%	1/15/17	27,935	30,525
	PNC Bank NA	1.125%	1/27/17	46,690	46,697
	PNC Bank NA	4.875%	9/21/17	14,135	15,510
	PNC Bank NA	6.000%	12/7/17	4,885	5,564
	PNC Bank NA	6.875%	4/1/18	4,197	4,911
	PNC Bank NA	2.200%	1/28/19	35,825	35,975
	PNC Funding Corp.	3.625%	2/8/15	4,885	4,964
	PNC Funding Corp.	4.250%	9/21/15	23,385	24,330
	PNC Funding Corp.	5.625%	2/1/17	4,380	4,816
	Regions Bank	7.500%	5/15/18	38,405	45,282
	Regions Financial Corp.	5.750%	6/15/15	33,764	35,169
	Regions Financial Corp.	2.000%	5/15/18	27,350	27,082
	Royal Bank of Canada	2.875%	4/19/16	73,300	76,013
	Royal Bank of Canada	2.300%	7/20/16	41,185	42,409
	Royal Bank of Canada	1.500%	1/16/18	3,900	3,885
	Royal Bank of Canada	2.200%	7/27/18	38,590	39,342
	Royal Bank of Scotland Group plc	2.550%	9/18/15	31,203	31,725
	Royal Bank of Scotland Group plc	1.875%	3/31/17	21,110	21,239
	Royal Bank of Scotland Group plc	4.700%	7/3/18	5,368	5,622
	Royal Bank of Scotland Group plc	6.400%	10/21/19	18,055	21,167
	Royal Bank of Scotland NV	4.650%	6/4/18	21,450	22,444
	Royal Bank of Scotland plc	4.875%	3/16/15	23,159	23,760
	Royal Bank of Scotland plc	3.950%	9/21/15	43,868	45,320
	Royal Bank of Scotland plc	4.375%	3/16/16	13,825	14,550
10	Royal Bank of Scotland plc	6.934%	4/9/18	35,425	54,834
	Santander Bank NA	8.750%	5/30/18	33,955	40,878
	Santander Holdings USA Inc.	3.000%	9/24/15	30,401	30,996
	Santander Holdings USA Inc.	4.625%	4/19/16	61,904	65,593
	Santander Holdings USA Inc.	3.450%	8/27/18	10,745	11,234
	Societe Generale SA	2.750%	10/12/17	38,950	40,129
	Societe Generale SA	2.625%	10/1/18	14,575	14,756
	State Street Bank & Trust Co.	5.300%	1/15/16	7,261	7,727
	State Street Corp.	5.375%	4/30/17	19,520	21,652
	Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	19,500	19,434
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	14,645	14,591
6	SunTrust Bank	0.535%	4/1/15	5,855	5,839
	SunTrust Banks Inc.	3.500%	1/20/17	12,711	13,379
	SunTrust Banks Inc.	6.000%	9/11/17	8,795	9,941
	Svenska Handelsbanken AB	2.500%	1/25/19	59,215	60,171
	Svenska Handelsbanken AB	2.250%	6/17/19	51,800	51,777
	Toronto-Dominion Bank	2.500%	7/14/16	23,796	24,603
	Toronto-Dominion Bank	1.400%	4/30/18	4,095	4,033
	Toronto-Dominion Bank	2.125%	7/2/19	50,800	50,437
	UBS AG	5.875%	12/20/17	52,925	60,144
	UBS AG	5.750%	4/25/18	72,185	82,120
	US Bancorp	1.650%	5/15/17	11,840	11,979
	US Bank NA	1.100%	1/30/17	19,000	19,001
4	US Bank NA	3.778%	4/29/20	36,995	37,829
	Wachovia Bank NA	4.875%	2/1/15	11,750	12,014
	Wachovia Bank NA	5.000%	8/15/15	9,750	10,186
	Wachovia Bank NA	5.600%	3/15/16	26,540	28,585
	Wachovia Bank NA	6.000%	11/15/17	51,533	58,746
	Wachovia Corp.	5.250%	8/1/14	41,415	41,414
	Wachovia Corp.	5.625%	10/15/16	34,080	37,259
	Wachovia Corp.	5.750%	6/15/17	11,940	13,395
	Wachovia Corp.	5.750%	2/1/18	41,949	47,510
11	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	2
	Wells Fargo & Co.	3.676%	6/15/16	53,334	56,012
	Wells Fargo & Co.	1.150%	6/2/17	7,300	7,264
	Wells Fargo & Co.	5.625%	12/11/17	19,840	22,435

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	1.500%	1/16/18	12,300	12,197
	Wells Fargo & Co.	2.150%	1/15/19	6,143	6,148
4	Wells Fargo & Co.	5.900%	12/29/49	10,790	11,276
	Wells Fargo Bank NA	4.750%	2/9/15	11,265	11,514
	Westpac Banking Corp.	1.125%	9/25/15	26,500	26,684
	Westpac Banking Corp.	3.000%	12/9/15	33,150	34,240
	Westpac Banking Corp.	0.950%	1/12/16	19,500	19,592
	Westpac Banking Corp.	1.050%	11/25/16	24,635	24,600
	Westpac Banking Corp.	1.200%	5/19/17	19,500	19,453
	Westpac Banking Corp.	2.000%	8/14/17	54,550	55,583
	Westpac Banking Corp.	1.600%	1/12/18	44,378	44,216
	Westpac Banking Corp.	2.250%	7/30/18	20,830	21,117
	Westpac Banking Corp.	2.250%	1/17/19	42,930	43,276
	Westpac Banking Corp.	4.875%	11/19/19	13,979	15,651
	Zions Bancorporation	5.500%	11/16/15	819	854
	Brokerage (0.5%)
	Ameriprise Financial Inc.	5.650%	11/15/15	3,374	3,580
4	Ameriprise Financial Inc.	7.518%	6/1/66	6,634	7,306
	Charles Schwab Corp.	6.375%	9/1/17	5,860	6,711
	Franklin Resources Inc.	1.375%	9/15/17	15,270	15,258
	Jefferies Group LLC	5.125%	4/13/18	12,335	13,473
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,867
11	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	4.125%	1/19/16	23,440	24,450
	Nomura Holdings Inc.	2.000%	9/13/16	67,684	68,474
	Nomura Holdings Inc.	2.750%	3/19/19	65,500	66,011
	NYSE Euronext	2.000%	10/5/17	39,800	40,328
	Finance Companies (1.7%)
	Air Lease Corp.	5.625%	4/1/17	29,290	31,963
	Air Lease Corp.	3.375%	1/15/19	21,895	22,333
	CIT Group Inc.	3.875%	2/19/19	36,490	36,125
	General Electric Capital Corp.	3.750%	11/14/14	18,095	18,264
	General Electric Capital Corp.	2.150%	1/9/15	140	141
	General Electric Capital Corp.	3.500%	6/29/15	19,406	19,953
	General Electric Capital Corp.	1.625%	7/2/15	24,395	24,684
	General Electric Capital Corp.	4.375%	9/21/15	9,264	9,665
	General Electric Capital Corp.	2.250%	11/9/15	18,790	19,194
	General Electric Capital Corp.	1.000%	12/11/15	6,830	6,870
	General Electric Capital Corp.	5.000%	1/8/16	22,905	24,323
	General Electric Capital Corp.	2.950%	5/9/16	39,930	41,494
	General Electric Capital Corp.	1.500%	7/12/16	38,920	39,451
	General Electric Capital Corp.	3.350%	10/17/16	46,380	48,757
	General Electric Capital Corp.	2.900%	1/9/17	41,905	43,635
	General Electric Capital Corp.	5.400%	2/15/17	28,300	31,228
	General Electric Capital Corp.	2.450%	3/15/17	61,040	62,963
	General Electric Capital Corp.	5.625%	9/15/17	65,795	74,078
	General Electric Capital Corp.	5.625%	5/1/18	43,595	49,527
4	General Electric Capital Corp.	6.375%	11/15/67	7,110	7,910
	HSBC Finance Corp.	5.250%	4/15/15	19,525	20,173
	HSBC Finance Corp.	5.000%	6/30/15	44,605	46,387
	HSBC Finance Corp.	5.500%	1/19/16	63,490	67,705
6	HSBC Finance Corp.	0.657%	6/1/16	17,450	17,457
	Navient Corp.	3.875%	9/10/15	26,832	27,258
	Navient Corp.	6.000%	1/25/17	16,285	17,449
	Navient Corp.	4.625%	9/25/17	19,520	20,144
	Insurance (2.0%)
	Aflac Inc.	8.500%	5/15/19	9,705	12,411
	Alleghany Corp.	5.625%	9/15/20	8,890	9,962
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	28,180	31,511
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,075	2,326
	American Financial Group Inc.	9.875%	6/15/19	4,885	6,362
	American International Group Inc.	2.375%	8/24/15	9,750	9,910
	American International Group Inc.	5.050%	10/1/15	29,335	30,819

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American International Group Inc.	5.600%	10/18/16	9,770	10,729
	American International Group Inc.	5.450%	5/18/17	18,175	20,174
	American International Group Inc.	5.850%	1/16/18	55,536	62,938
	American International Group Inc.	8.250%	8/15/18	116,033	142,941
	American International Group Inc.	2.300%	7/16/19	24,400	24,262
	Assurant Inc.	2.500%	3/15/18	29,300	29,541
	Axis Specialty Finance LLC	5.875%	6/1/20	11,618	13,235
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,713
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	27,331
	Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	8,994
	Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	4,990
	CNA Financial Corp.	5.850%	12/15/14	10,130	10,328
	CNA Financial Corp.	6.500%	8/15/16	20,495	22,718
	CNA Financial Corp.	7.350%	11/15/19	3,900	4,764
	Genworth Holdings Inc.	6.515%	5/22/18	17,918	20,612
	Genworth Holdings Inc.	7.700%	6/15/20	3,080	3,776
	Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,591
	Hartford Financial Services Group Inc.	4.000%	10/15/17	4,985	5,358
	Manulife Financial Corp.	3.400%	9/17/15	14,620	15,070
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	10,060
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	19,500	25,223
7	MassMutual Global Funding II	3.125%	4/14/16	11,920	12,395
7	MassMutual Global Funding II	2.000%	4/5/17	8,300	8,445
7	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,783
7	MassMutual Global Funding II	2.500%	10/17/22	14,335	13,701
	MetLife Inc.	6.750%	6/1/16	40,950	45,224
	MetLife Inc.	1.756%	12/15/17	14,600	14,669
	MetLife Inc.	6.817%	8/15/18	13,300	15,755
	MetLife Inc.	7.717%	2/15/19	9,219	11,367
7	Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,144
7	Metropolitan Life Global Funding I	2.300%	4/10/19	11,225	11,274
	PartnerRe Finance A LLC	6.875%	6/1/18	20,530	23,677
	Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,615
7	Principal Life Global Funding I	5.050%	3/15/15	7,750	7,955
7	Principal Life Global Funding II	2.250%	10/15/18	11,725	11,719
4	Progressive Corp.	6.700%	6/15/67	9,760	10,785
	Prudential Financial Inc.	3.000%	5/12/16	11,725	12,150
	Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	14,091
	Reinsurance Group of America Inc.	6.450%	11/15/19	15,073	17,729
	Transatlantic Holdings Inc.	5.750%	12/14/15	34,220	36,369
	Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,594
	Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,419
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,612
7	UnumProvident Finance Co. plc	6.850%	11/15/15	9,895	10,577
	XLIT Ltd.	5.250%	9/15/14	42,514	42,730
	XLIT Ltd.	2.300%	12/15/18	4,875	4,844
	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	14,645	14,592
7	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	2.000%	2/6/17	58,575	58,734
7	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	3.000%	2/6/19	53,730	53,731
	BioMed Realty LP	3.850%	4/15/16	16,095	16,789
	Boston Properties LP	3.700%	11/15/18	4,900	5,200
	Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	4,904
	Brandywine Operating Partnership LP	5.700%	5/1/17	15,486	17,023
	Brandywine Operating Partnership LP	4.950%	4/15/18	21,275	22,977
	DDR Corp.	7.500%	4/1/17	405	464
	DDR Corp.	4.750%	4/15/18	19,480	21,123
	DDR Corp.	7.500%	7/15/18	2,500	2,979
	Digital Realty Trust LP	4.500%	7/15/15	6,350	6,515
	Duke Realty LP	7.375%	2/15/15	4,875	5,047
	Duke Realty LP	5.950%	2/15/17	9,620	10,640

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Realty LP	6.500%	1/15/18	3,470	3,945
	Duke Realty LP	6.750%	3/15/20	5,260	6,211
7	Goodman Funding Pty Ltd.	6.375%	11/12/20	19,140	22,260
	HCP Inc.	3.750%	2/1/16	32,511	33,909
	HCP Inc.	6.700%	1/30/18	9,705	11,258
	HCP Inc.	5.375%	2/1/21	18,503	20,873
	Health Care REIT Inc.	3.625%	3/15/16	8,088	8,439
	Health Care REIT Inc.	4.700%	9/15/17	14,620	15,963
	Health Care REIT Inc.	2.250%	3/15/18	4,875	4,924
	Health Care REIT Inc.	4.125%	4/1/19	23,730	25,456
	Healthcare Realty Trust Inc.	6.500%	1/17/17	14,055	15,682
	Highwoods Realty LP	5.850%	3/15/17	4,425	4,894
	Kilroy Realty LP	4.800%	7/15/18	20,030	21,655
	Liberty Property LP	4.750%	10/1/20	1,600	1,738
	ProLogis LP	4.500%	8/15/17	7,300	7,854
	Realty Income Corp.	2.000%	1/31/18	4,870	4,868
	Realty Income Corp.	6.750%	8/15/19	5,985	7,114
	Regency Centers LP	5.875%	6/15/17	13,675	15,304
	Senior Housing Properties Trust	4.300%	1/15/16	11,460	11,832
	Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,543
	Simon Property Group LP	5.100%	6/15/15	9,225	9,590
	Simon Property Group LP	6.100%	5/1/16	5,820	6,280
	Simon Property Group LP	2.800%	1/30/17	22,815	23,702
	Simon Property Group LP	5.875%	3/1/17	9,180	10,182
	Simon Property Group LP	2.150%	9/15/17	1,572	1,609
7	Simon Property Group LP	1.500%	2/1/18	4,850	4,808
	Simon Property Group LP	6.125%	5/30/18	15,635	18,044
	Simon Property Group LP	2.200%	2/1/19	24,375	24,519
	Simon Property Group LP	10.350%	4/1/19	10,565	14,181
	Simon Property Group LP	5.650%	2/1/20	1,405	1,630
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,410
					13,213,925
Industrial (30.6%)
	Basic Industry (2.4%)
	Air Products & Chemicals Inc.	2.000%	8/2/16	10,920	11,170
	Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,194
	Airgas Inc.	1.650%	2/15/18	17,792	17,664
	Barrick Gold Corp.	6.950%	4/1/19	39,785	47,516
	Barrick North America Finance LLC	6.800%	9/15/18	16,290	18,969
	Barrick North America Finance LLC	4.400%	5/30/21	9,765	10,212
	Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	9,065	10,028
10	BHP Billiton Finance Ltd.	6.375%	4/4/16	13,675	20,090
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	3,945	4,030
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,645	69,517
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	35,717	39,599
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	13,920	14,025
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	36,339	43,520
	CF Industries Inc.	6.875%	5/1/18	38,450	44,698
	Eastman Chemical Co.	2.400%	6/1/17	20,804	21,326
	EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	31,696
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	9,745	9,781
	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	26,415	26,692
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	24,420	24,555
7	Glencore Funding LLC	2.500%	1/15/19	9,770	9,717
	Goldcorp Inc.	2.125%	3/15/18	14,640	14,652
	LyondellBasell Industries NV	5.000%	4/15/19	43,950	49,261
	Monsanto Co.	5.125%	4/15/18	22,515	25,143
	Monsanto Co.	2.125%	7/15/19	14,645	14,559
	Nucor Corp.	5.750%	12/1/17	8,790	9,960
	Nucor Corp.	5.850%	6/1/18	24,788	28,261
	Plains Exploration & Production Co.	6.125%	6/15/19	13,451	14,880
	Plains Exploration & Production Co.	6.500%	11/15/20	18,650	20,585
	Plains Exploration & Production Co.	6.625%	5/1/21	2,390	2,668

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Plains Exploration & Production Co.	6.750%	2/1/22	6,446	7,284
	Plains Exploration & Production Co.	6.875%	2/15/23	11,008	12,714
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	22,109	23,329
	PPG Industries Inc.	1.900%	1/15/16	10,125	10,266
	Praxair Inc.	4.500%	8/15/19	18,560	20,626
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	19,228	19,811
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	29,871	35,057
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	19,530	25,465
	Rio Tinto Finance USA plc	1.375%	6/17/16	38,045	38,385
	Rio Tinto Finance USA plc	2.000%	3/22/17	40,230	41,010
	Rio Tinto Finance USA plc	1.625%	8/21/17	60,437	60,915
	Rio Tinto Finance USA plc	2.250%	12/14/18	50,035	50,571
7	Smurfit Kappa Acquisitions	4.875%	9/15/18	3,655	3,820
	Teck Resources Ltd.	3.150%	1/15/17	12,405	12,983
	Teck Resources Ltd.	3.850%	8/15/17	8,395	8,877
	Teck Resources Ltd.	2.500%	2/1/18	11,230	11,357
	Teck Resources Ltd.	3.000%	3/1/19	2,380	2,424
	Vale Canada Ltd.	5.700%	10/15/15	14,655	15,469
	Vale Overseas Ltd.	6.250%	1/11/16	22,625	24,275
	Vale Overseas Ltd.	6.250%	1/23/17	34,195	38,019
	Vale Overseas Ltd.	5.625%	9/15/19	4,425	4,972
7	Xstrata Finance Canada Ltd.	2.050%	10/23/15	29,280	29,671
7	Xstrata Finance Canada Ltd.	3.600%	1/15/17	19,830	20,729
	Capital Goods (3.4%)
7	ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	15,107
10	Alstom SA	3.000%	7/8/19	12,300	17,744
	Bemis Co. Inc.	5.650%	8/1/14	10,130	10,130
	Boeing Capital Corp.	2.125%	8/15/16	17,810	18,303
	Boeing Capital Corp.	2.900%	8/15/18	15,939	16,727
	Boeing Capital Corp.	4.700%	10/27/19	9,200	10,314
	Boeing Co.	3.500%	2/15/15	25,710	26,123
	Boeing Co.	0.950%	5/15/18	25,805	25,182
	Boeing Co.	6.000%	3/15/19	10,487	12,254
7	Bombardier Inc.	4.250%	1/15/16	9,770	9,904
7	Bombardier Inc.	4.750%	4/15/19	16,785	16,281
7	Bombardier Inc.	6.000%	10/15/22	13,140	12,943
	Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	12,180
	Caterpillar Financial Services Corp.	1.100%	5/29/15	17,910	18,021
	Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,447
	Caterpillar Financial Services Corp.	2.650%	4/1/16	5,625	5,813
	Caterpillar Financial Services Corp.	2.050%	8/1/16	24,750	25,390
	Caterpillar Financial Services Corp.	1.000%	3/3/17	14,175	14,139
	Caterpillar Financial Services Corp.	1.625%	6/1/17	4,885	4,942
	Caterpillar Financial Services Corp.	1.250%	11/6/17	11,950	11,878
	Caterpillar Financial Services Corp.	5.450%	4/15/18	5,570	6,297
	Caterpillar Financial Services Corp.	7.050%	10/1/18	5,380	6,470
	Caterpillar Financial Services Corp.	7.150%	2/15/19	17,575	21,422
	Caterpillar Inc.	1.500%	6/26/17	9,750	9,833
	CNH Industrial Capital LLC	3.250%	2/1/17	27,360	27,292
	Crane Co.	2.750%	12/15/18	12,615	12,843
	CRH America Inc.	4.125%	1/15/16	38,050	39,780
	CRH America Inc.	6.000%	9/30/16	22,606	24,901
	CRH America Inc.	8.125%	7/15/18	19,860	24,205
	Danaher Corp.	2.300%	6/23/16	32,888	33,865
	Danaher Corp.	5.400%	3/1/19	6,520	7,438
	Danaher Corp.	3.900%	6/23/21	21,861	23,491
10	Dover Corp.	2.125%	12/1/20	10,205	14,324
7	Embraer Overseas Ltd.	5.696%	9/16/23	10,379	11,204
	Emerson Electric Co.	4.125%	4/15/15	9,220	9,459
	Emerson Electric Co.	5.375%	10/15/17	9,760	11,020
	Emerson Electric Co.	5.250%	10/15/18	4,880	5,555
	Emerson Electric Co.	5.000%	4/15/19	3,235	3,634
	Emerson Electric Co.	4.875%	10/15/19	6,733	7,629

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Dynamics Corp.	1.375%	1/15/15	10,550	10,602
	General Dynamics Corp.	2.250%	7/15/16	5,637	5,807
	General Dynamics Corp.	1.000%	11/15/17	69,160	68,257
	General Electric Co.	0.850%	10/9/15	18,420	18,498
	General Electric Co.	5.250%	12/6/17	120,350	134,819
	Harsco Corp.	2.700%	10/15/15	10,192	10,275
	Honeywell International Inc.	5.300%	3/1/18	14,257	16,075
	Honeywell International Inc.	5.000%	2/15/19	31,915	36,008
	Honeywell International Inc.	4.250%	3/1/21	1,255	1,380
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	13,220	13,881
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	17,860	18,237
	John Deere Capital Corp.	2.950%	3/9/15	25,100	25,494
	John Deere Capital Corp.	0.875%	4/17/15	4,875	4,895
	John Deere Capital Corp.	0.950%	6/29/15	16,575	16,670
	John Deere Capital Corp.	2.250%	6/7/16	28,375	29,178
	John Deere Capital Corp.	1.850%	9/15/16	37,815	38,638
	John Deere Capital Corp.	1.050%	10/11/16	11,000	11,050
	John Deere Capital Corp.	1.050%	12/15/16	13,020	13,060
	John Deere Capital Corp.	2.000%	1/13/17	12,680	12,975
	John Deere Capital Corp.	1.400%	3/15/17	19,490	19,655
	John Deere Capital Corp.	2.800%	9/18/17	6,570	6,854
	John Deere Capital Corp.	1.200%	10/10/17	35,105	34,887
	John Deere Capital Corp.	1.300%	3/12/18	19,525	19,279
	John Deere Capital Corp.	5.350%	4/3/18	14,635	16,483
	John Deere Capital Corp.	5.750%	9/10/18	4,880	5,621
	John Deere Capital Corp.	1.950%	12/13/18	34,120	34,075
	John Deere Capital Corp.	1.950%	3/4/19	8,311	8,271
	L-3 Communications Corp.	3.950%	11/15/16	11,560	12,248
	L-3 Communications Corp.	1.500%	5/28/17	9,765	9,731
	Lockheed Martin Corp.	4.250%	11/15/19	41,515	45,447
	Lockheed Martin Corp.	3.350%	9/15/21	19,010	19,661
	Mohawk Industries Inc.	6.125%	1/15/16	35,281	37,916
	Precision Castparts Corp.	0.700%	12/20/15	18,045	18,043
	Precision Castparts Corp.	1.250%	1/15/18	63,354	62,610
	Raytheon Co.	6.750%	3/15/18	7,360	8,585
	Republic Services Inc.	3.800%	5/15/18	5,686	6,067
	Republic Services Inc.	5.500%	9/15/19	4,880	5,568
	Rockwell Automation Inc.	5.650%	12/1/17	4,885	5,489
	Roper Industries Inc.	1.850%	11/15/17	21,480	21,583
	Roper Industries Inc.	2.050%	10/1/18	9,590	9,559
7	Schneider Electric SE	2.950%	9/27/22	21,466	21,091
	United Rentals North America Inc.	5.750%	7/15/18	24,498	25,600
	United Technologies Corp.	4.875%	5/1/15	3,700	3,825
	United Technologies Corp.	1.800%	6/1/17	74,200	75,455
	United Technologies Corp.	5.375%	12/15/17	28,015	31,659
	United Technologies Corp.	6.125%	2/1/19	24,196	28,379
	United Technologies Corp.	4.500%	4/15/20	2,600	2,881
	Waste Management Inc.	6.375%	3/11/15	12,647	13,085
	Waste Management Inc.	2.600%	9/1/16	8,200	8,469
	Waste Management Inc.	6.100%	3/15/18	11,725	13,444
	Communication (6.2%)
	21st Century Fox America Inc.	7.250%	5/18/18	7,205	8,600
	21st Century Fox America Inc.	6.900%	3/1/19	6,840	8,152
	America Movil SAB de CV	5.750%	1/15/15	12,225	12,537
	America Movil SAB de CV	3.625%	3/30/15	36,771	37,521
	America Movil SAB de CV	2.375%	9/8/16	106,729	109,720
	America Movil SAB de CV	5.625%	11/15/17	29,869	33,500
10	America Movil SAB de CV	1.000%	6/4/18	29,300	39,277
	America Movil SAB de CV	5.000%	10/16/19	8,810	9,842
	America Movil SAB de CV	5.000%	3/30/20	14,360	15,876
	American Tower Corp.	4.625%	4/1/15	18,589	19,075
	American Tower Corp.	4.500%	1/15/18	29,290	31,683
	American Tower Corp.	3.400%	2/15/19	43,970	45,574

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AT&T Inc.	5.100%	9/15/14	25,478	25,615
	AT&T Inc.	2.500%	8/15/15	40,573	41,371
	AT&T Inc.	0.900%	2/12/16	13,600	13,637
	AT&T Inc.	2.950%	5/15/16	54,630	56,533
	AT&T Inc.	2.400%	8/15/16	75,441	77,605
	AT&T Inc.	1.600%	2/15/17	14,738	14,907
12	AT&T Inc.	5.875%	4/28/17	14,650	27,159
	AT&T Inc.	1.700%	6/1/17	50,810	51,359
	AT&T Inc.	1.400%	12/1/17	24,400	24,283
	AT&T Inc.	5.500%	2/1/18	96,524	108,753
	AT&T Inc.	5.600%	5/15/18	6,038	6,855
	AT&T Inc.	2.375%	11/27/18	53,635	54,413
	AT&T Inc.	5.800%	2/15/19	31,920	36,889
	AT&T Inc.	2.300%	3/11/19	26,650	26,787
	British Telecommunications plc	1.250%	2/14/17	14,655	14,644
	British Telecommunications plc	2.350%	2/14/19	19,535	19,674
7	BSKYB Finance UK plc	5.625%	10/15/15	3,484	3,688
	CBS Corp.	1.950%	7/1/17	22,671	23,006
	CBS Corp.	4.625%	5/15/18	2,690	2,928
	CBS Corp.	8.875%	5/15/19	4,562	5,830
	Comcast Cable Communications LLC	8.875%	5/1/17	24,525	29,523
	Comcast Corp.	5.850%	11/15/15	13,578	14,495
	Comcast Corp.	5.900%	3/15/16	24,515	26,554
	Comcast Corp.	6.500%	1/15/17	26,210	29,649
	Comcast Corp.	6.300%	11/15/17	12,729	14,707
	Comcast Corp.	5.875%	2/15/18	17,672	20,233
	Comcast Corp.	5.700%	5/15/18	50,722	58,051
	Comcast Corp.	5.700%	7/1/19	38,700	45,060
	COX Communications Inc.	5.450%	12/15/14	6,667	6,786
7	Deutsche Telekom International Finance BV	3.125%	4/11/16	38,016	39,379
7	Deutsche Telekom International Finance BV	2.250%	3/6/17	18,870	19,252
	Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	12,741
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	41,275	42,050
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	18,420	19,055
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	66,470	69,185
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	81,401	83,610
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	47,725	47,596
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	2,930	3,385
	Discovery Communications LLC	3.700%	6/1/15	27,677	28,401
	Embarq Corp.	7.082%	6/1/16	18,952	20,839
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,000	2,029
7	KT Corp.	1.750%	4/22/17	34,185	34,249
	Moody's Corp.	2.750%	7/15/19	25,340	25,502
	NBCUniversal Media LLC	2.875%	4/1/16	52,680	54,529
	NBCUniversal Media LLC	5.150%	4/30/20	21,240	24,167
	Omnicom Group Inc.	5.900%	4/15/16	34,830	37,660
	Omnicom Group Inc.	4.450%	8/15/20	16,880	18,229
	Orange SA	2.125%	9/16/15	14,288	14,489
	Orange SA	2.750%	9/14/16	6,840	7,076
	Orange SA	2.750%	2/6/19	18,380	18,823
	Qwest Corp.	7.500%	10/1/14	9,033	9,128
	Qwest Corp.	6.500%	6/1/17	9,653	10,819
	Rogers Communications Inc.	7.500%	3/15/15	5,299	5,522
	Rogers Communications Inc.	6.800%	8/15/18	21,658	25,587
7	SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,877
	TCI Communications Inc.	8.750%	8/1/15	9,860	10,677
	Telecom Italia Capital SA	5.250%	10/1/15	4,900	5,110
	Telecom Italia Capital SA	6.999%	6/4/18	15,048	17,093
	Telecom Italia Capital SA	7.175%	6/18/19	16,615	18,888
	Telefonica Emisiones SAU	4.949%	1/15/15	14,284	14,546
	Telefonica Emisiones SAU	3.992%	2/16/16	47,895	49,998
	Telefonica Emisiones SAU	6.421%	6/20/16	28,220	30,942
	Telefonica Emisiones SAU	6.221%	7/3/17	35,882	40,428
	Telefonica Emisiones SAU	3.192%	4/27/18	68,052	70,902

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Telefonica Emisiones SAU	5.134%	4/27/20	15,150	16,823
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	9,775	9,983
	Thomson Reuters Corp.	0.875%	5/23/16	13,012	12,995
	Thomson Reuters Corp.	1.300%	2/23/17	21,480	21,432
	Thomson Reuters Corp.	6.500%	7/15/18	11,625	13,527
	Thomson Reuters Corp.	4.700%	10/15/19	19,869	21,882
	Time Warner Cable Inc.	3.500%	2/1/15	16,675	16,929
	Time Warner Cable Inc.	5.850%	5/1/17	77,365	86,518
	Time Warner Cable Inc.	6.750%	7/1/18	76,845	90,075
	Time Warner Cable Inc.	8.750%	2/14/19	42,805	54,433
	Time Warner Cable Inc.	8.250%	4/1/19	29,295	36,783
	Time Warner Cable Inc.	5.000%	2/1/20	10,800	12,029
	Verizon Communications Inc.	0.700%	11/2/15	24,520	24,542
	Verizon Communications Inc.	2.500%	9/15/16	89,960	92,870
	Verizon Communications Inc.	2.000%	11/1/16	40,761	41,562
	Verizon Communications Inc.	1.350%	6/9/17	24,075	24,062
	Verizon Communications Inc.	3.650%	9/14/18	108,535	115,644
	Verizon Communications Inc.	2.550%	6/17/19	19,520	19,742
	Verizon Communications Inc.	4.500%	9/15/20	30,250	32,957
	Viacom Inc.	6.250%	4/30/16	13,025	14,223
	Viacom Inc.	2.500%	12/15/16	9,880	10,169
	Viacom Inc.	6.125%	10/5/17	10,695	12,177
	Viacom Inc.	2.500%	9/1/18	31,395	31,893
	Viacom Inc.	2.200%	4/1/19	24,450	24,330
	Viacom Inc.	5.625%	9/15/19	3,195	3,654
	Vodafone Group plc	1.250%	9/26/17	15,718	15,555
	WPP Finance UK	8.000%	9/15/14	23,355	23,550
	Consumer Cyclical (4.3%)
	American Honda Finance Corp.	1.125%	10/7/16	20,030	20,140
	American Honda Finance Corp.	2.125%	10/10/18	19,540	19,683
	AutoZone Inc.	5.750%	1/15/15	11,270	11,529
	AutoZone Inc.	5.500%	11/15/15	6,275	6,654
	AutoZone Inc.	7.125%	8/1/18	33,707	39,940
	Brinker International Inc.	2.600%	5/15/18	26,410	26,474
	CVS Caremark Corp.	2.250%	12/5/18	24,400	24,600
7	Daimler Finance North America LLC	2.950%	1/11/17	16,915	17,516
7	Daimler Finance North America LLC	1.125%	3/10/17	27,650	27,527
7	Daimler Finance North America LLC	2.400%	4/10/17	9,740	10,014
7,9	Daimler Finance North America LLC	1.375%	8/1/17	19,525	19,489
7	Daimler Finance North America LLC	1.875%	1/11/18	5,520	5,537
7	Daimler Finance North America LLC	2.375%	8/1/18	38,500	39,138
7,9	Daimler Finance North America LLC	2.250%	9/3/19	14,645	14,588
	Dollar General Corp.	4.125%	7/15/17	32,375	34,410
	Dollar General Corp.	1.875%	4/15/18	9,965	9,868
	eBay Inc.	2.200%	8/1/19	19,800	19,641
7	Experian Finance plc	2.375%	6/15/17	35,430	36,033
	Ford Motor Credit Co. LLC	3.875%	1/15/15	9,770	9,915
	Ford Motor Credit Co. LLC	7.000%	4/15/15	51,889	54,183
	Ford Motor Credit Co. LLC	2.750%	5/15/15	33,161	33,706
	Ford Motor Credit Co. LLC	5.625%	9/15/15	4,878	5,133
	Ford Motor Credit Co. LLC	2.500%	1/15/16	17,080	17,457
	Ford Motor Credit Co. LLC	4.207%	4/15/16	44,245	46,517
	Ford Motor Credit Co. LLC	3.984%	6/15/16	45,205	47,524
	Ford Motor Credit Co. LLC	8.000%	12/15/16	55,625	64,025
	Ford Motor Credit Co. LLC	4.250%	2/3/17	9,755	10,412
	Ford Motor Credit Co. LLC	3.000%	6/12/17	24,125	25,043
	Ford Motor Credit Co. LLC	6.625%	8/15/17	57,291	65,367
	Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	91,059
	Ford Motor Credit Co. LLC	2.375%	3/12/19	19,535	19,420
	General Motors Co.	3.500%	10/2/18	24,415	24,720
	General Motors Financial Co. Inc.	2.625%	7/10/17	19,525	19,427
	General Motors Financial Co. Inc.	4.750%	8/15/17	975	1,019
	General Motors Financial Co. Inc.	3.250%	5/15/18	20,550	20,499

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Motors Financial Co. Inc.	3.500%	7/10/19	5,855	5,811
7	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	38,940	39,195
7	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	14,418	15,112
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,147	16,696
7	Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	21,033
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	1,865	2,182
	Home Depot Inc.	2.000%	6/15/19	19,525	19,461
7	Hyundai Capital America	3.750%	4/6/16	12,680	13,207
7	Hyundai Capital America	4.000%	6/8/17	15,585	16,576
7	Hyundai Capital America	2.550%	2/6/19	19,535	19,616
7	Hyundai Capital Services Inc.	6.000%	5/5/15	2,900	3,007
7	Hyundai Capital Services Inc.	4.375%	7/27/16	18,170	19,205
7	Kia Motors Corp.	3.625%	6/14/16	26,624	27,767
	Lowe's Cos. Inc.	1.625%	4/15/17	39,934	40,352
	Lowe's Cos. Inc.	6.100%	9/15/17	12,690	14,454
	Lowe's Cos. Inc.	4.625%	4/15/20	9,525	10,560
	Macy's Retail Holdings Inc.	7.875%	7/15/15	15,245	16,285
	Macy's Retail Holdings Inc.	5.900%	12/1/16	41,084	45,514
	Macy's Retail Holdings Inc.	7.450%	7/15/17	42,319	49,346
	Marriott International Inc.	6.375%	6/15/17	6,872	7,778
	Marriott International Inc.	3.000%	3/1/19	9,760	10,050
	MasterCard Inc.	2.000%	4/1/19	12,700	12,649
	Nordstrom Inc.	6.250%	1/15/18	21,650	24,868
	PACCAR Financial Corp.	1.550%	9/29/14	16,740	16,772
	PACCAR Financial Corp.	0.750%	8/14/15	12,680	12,733
	PACCAR Financial Corp.	1.600%	3/15/17	17,566	17,737
	QVC Inc.	3.125%	4/1/19	9,770	9,881
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,327
	Staples Inc.	2.750%	1/12/18	7,800	7,845
	Starbucks Corp.	2.000%	12/5/18	18,550	18,587
	Target Corp.	2.300%	6/26/19	27,835	27,961
	TJX Cos. Inc.	6.950%	4/15/19	13,700	16,545
	TJX Cos. Inc.	2.750%	6/15/21	20,520	20,402
	Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	16,530
	Toyota Motor Credit Corp.	2.000%	9/15/16	9,734	9,964
	Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	27,984
	Toyota Motor Credit Corp.	1.750%	5/22/17	35,429	35,906
	Toyota Motor Credit Corp.	2.000%	10/24/18	20,510	20,558
	Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,545
	Toyota Motor Credit Corp.	2.125%	7/18/19	39,540	39,398
	VF Corp.	5.950%	11/1/17	5,860	6,669
7	Volkswagen Group of America Finance LLC	2.125%	5/23/19	24,900	24,757
7	Volkswagen International Finance NV	2.375%	3/22/17	14,620	15,029
7	Volkswagen International Finance NV	1.600%	11/20/17	19,600	19,610
7	Volkswagen International Finance NV	2.125%	11/20/18	26,365	26,425
	Wal-Mart Stores Inc.	0.600%	4/11/16	18,555	18,571
	Wal-Mart Stores Inc.	2.800%	4/15/16	17,098	17,752
	Wal-Mart Stores Inc.	5.375%	4/5/17	20,315	22,609
	Wal-Mart Stores Inc.	5.800%	2/15/18	2,940	3,357
	Wal-Mart Stores Inc.	1.125%	4/11/18	22,940	22,567
	Wal-Mart Stores Inc.	1.950%	12/15/18	18,300	18,390
	Wal-Mart Stores Inc.	3.625%	7/8/20	19,805	21,192
	Wal-Mart Stores Inc.	3.250%	10/25/20	19,080	19,999
	Wal-Mart Stores Inc.	4.250%	4/15/21	4,885	5,366
	Walgreen Co.	1.000%	3/13/15	30,701	30,796
	Walgreen Co.	1.800%	9/15/17	23,321	23,463
	Walgreen Co.	5.250%	1/15/19	14,070	15,788
7	Wesfarmers Ltd.	2.983%	5/18/16	38,450	39,890
7	Wesfarmers Ltd.	1.874%	3/20/18	17,250	17,247
	Wyndham Worldwide Corp.	2.950%	3/1/17	7,800	8,047
	Wyndham Worldwide Corp.	2.500%	3/1/18	6,835	6,912
	Yum! Brands Inc.	6.250%	4/15/16	18,560	20,187
	Yum! Brands Inc.	6.250%	3/15/18	3,096	3,519

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

	Consumer Noncyclical (6.6%)
	AbbVie Inc.	1.750%	11/6/17	60,700	60,817
7	Actavis Funding SCS	2.450%	6/15/19	9,765	9,707
	Actavis Inc.	1.875%	10/1/17	26,520	26,630
	Actavis Inc.	6.125%	8/15/19	9,765	11,382
	Allergan Inc.	5.750%	4/1/16	27,255	29,287
	Allergan Inc.	1.350%	3/15/18	7,800	7,547
	Altria Group Inc.	4.125%	9/11/15	48,357	50,180
	Altria Group Inc.	9.700%	11/10/18	14,006	18,177
	Altria Group Inc.	9.250%	8/6/19	45,657	59,910
	Amgen Inc.	1.875%	11/15/14	31,270	31,415
	Amgen Inc.	2.300%	6/15/16	46,620	47,832
	Amgen Inc.	2.500%	11/15/16	7,150	7,388
	Amgen Inc.	2.125%	5/15/17	76,690	78,328
	Amgen Inc.	1.250%	5/22/17	12,695	12,650
	Amgen Inc.	5.850%	6/1/17	34,455	38,643
	Amgen Inc.	6.150%	6/1/18	4,525	5,210
	Amgen Inc.	5.700%	2/1/19	7,895	9,055
	Amgen Inc.	2.200%	5/22/19	28,995	28,836
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,312
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,275	5,860
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	9,748
	Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	31,743	31,899
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	26,840	26,498
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	68,385	68,731
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	9,725	9,947
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	19,647	19,734
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	46,615	48,263
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	64,832	65,030
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	22,450	27,589
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	24,285	27,803
	Avon Products Inc.	4.600%	3/15/20	3,900	3,930
	Baxter International Inc.	5.375%	6/1/18	9,745	10,983
	Biogen Idec Inc.	6.875%	3/1/18	4,880	5,714
	Boston Scientific Corp.	6.250%	11/15/15	10,150	10,834
	Boston Scientific Corp.	6.400%	6/15/16	20,447	22,410
	Boston Scientific Corp.	2.650%	10/1/18	9,760	9,909
	Bottling Group LLC	5.500%	4/1/16	32,044	34,583
	Brown-Forman Corp.	1.000%	1/15/18	5,480	5,356
	Cardinal Health Inc.	1.900%	6/15/17	6,830	6,910
	Cardinal Health Inc.	1.700%	3/15/18	20,540	20,297
	CareFusion Corp.	5.125%	8/1/14	13,970	13,970
7	Cargill Inc.	1.900%	3/1/17	14,645	14,904
7	Cargill Inc.	6.000%	11/27/17	7,395	8,430
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,928
	Celgene Corp.	2.450%	10/15/15	14,610	14,914
	Celgene Corp.	1.900%	8/15/17	6,835	6,912
	Celgene Corp.	2.300%	8/15/18	14,950	15,099
	Celgene Corp.	2.250%	5/15/19	14,725	14,644
	Clorox Co.	5.950%	10/15/17	4,880	5,542
	Coca-Cola Co.	1.150%	4/1/18	14,755	14,556
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	18,500	18,630
	ConAgra Foods Inc.	1.300%	1/25/16	24,490	24,655
	ConAgra Foods Inc.	5.819%	6/15/17	4,880	5,448
	ConAgra Foods Inc.	1.900%	1/25/18	20,900	20,850
	ConAgra Foods Inc.	2.100%	3/15/18	3,550	3,561
	ConAgra Foods Inc.	7.000%	4/15/19	5,000	5,956
	Constellation Brands Inc.	3.750%	5/1/21	5,130	5,002
	Constellation Brands Inc.	4.250%	5/1/23	5,130	5,053
	Covidien International Finance SA	1.350%	5/29/15	19,185	19,313
	Covidien International Finance SA	2.800%	6/15/15	14,040	14,313
	Covidien International Finance SA	6.000%	10/15/17	48,315	54,975
	CR Bard Inc.	1.375%	1/15/18	13,115	12,968

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Delhaize Group SA	6.500%	6/15/17	13,054	14,680
	Diageo Capital plc	1.125%	4/29/18	7,115	6,978
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,800	8,049
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	16,295	19,032
	Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,770
	Express Scripts Holding Co.	2.650%	2/15/17	81,926	84,607
	Genentech Inc.	4.750%	7/15/15	15,730	16,382
	General Mills Inc.	0.875%	1/29/16	10,175	10,195
	General Mills Inc.	5.700%	2/15/17	10,085	11,207
	Gilead Sciences Inc.	2.400%	12/1/14	35,880	36,109
	Gilead Sciences Inc.	3.050%	12/1/16	37,210	38,888
	Gilead Sciences Inc.	2.050%	4/1/19	10,925	10,881
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	16,600	18,909
	GlaxoSmithKline Capital plc	1.500%	5/8/17	16,665	16,823
	HJ Heinz Co.	4.250%	10/15/20	4,780	4,750
	Ingredion Inc.	1.800%	9/25/17	5,855	5,866
	Koninklijke Philips NV	5.750%	3/11/18	47,850	54,590
	Kraft Foods Group Inc.	2.250%	6/5/17	45,310	46,327
	Kraft Foods Group Inc.	6.125%	8/23/18	14,240	16,405
	Kraft Foods Group Inc.	5.375%	2/10/20	9,785	11,074
	Kroger Co.	1.200%	10/17/16	6,840	6,849
	Kroger Co.	2.200%	1/15/17	6,895	7,076
	Kroger Co.	6.800%	12/15/18	5,950	7,054
	Kroger Co.	2.300%	1/15/19	31,250	31,406
	Life Technologies Corp.	4.400%	3/1/15	14,600	14,923
	Lorillard Tobacco Co.	3.500%	8/4/16	30,285	31,614
	Lorillard Tobacco Co.	8.125%	6/23/19	20,285	25,212
	McKesson Corp.	0.950%	12/4/15	23,400	23,484
	McKesson Corp.	3.250%	3/1/16	16,079	16,678
	McKesson Corp.	5.700%	3/1/17	5,675	6,323
	McKesson Corp.	2.284%	3/15/19	34,250	34,134
	Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,105
	Medco Health Solutions Inc.	2.750%	9/15/15	8,774	8,968
	Medco Health Solutions Inc.	7.125%	3/15/18	32,695	38,439
	Merck & Co. Inc.	1.300%	5/18/18	23,400	23,125
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	6,100	6,254
	Mondelez International Inc.	4.125%	2/9/16	34,520	36,226
	Mondelez International Inc.	2.250%	2/1/19	24,380	24,337
	Mondelez International Inc.	5.375%	2/10/20	17,650	20,091
	Mylan Inc.	1.800%	6/24/16	31,375	31,773
	Mylan Inc.	1.350%	11/29/16	9,345	9,354
	Mylan Inc.	2.600%	6/24/18	56,410	57,263
	Mylan Inc.	2.550%	3/28/19	4,890	4,894
	Nabisco Inc.	7.550%	6/15/15	14,640	15,515
	Newell Rubbermaid Inc.	2.050%	12/1/17	12,540	12,673
	Novartis Securities Investment Ltd.	5.125%	2/10/19	24,420	27,606
	PepsiCo Inc.	0.700%	2/26/16	14,650	14,673
	PepsiCo Inc.	2.500%	5/10/16	21,805	22,485
	PepsiCo Inc.	1.250%	8/13/17	12,075	12,075
	PepsiCo Inc.	5.000%	6/1/18	11,720	13,108
	PepsiCo Inc.	7.900%	11/1/18	13,680	16,924
7	Pernod Ricard SA	2.950%	1/15/17	58,895	60,982
10	Pernod Ricard SA	5.000%	3/15/17	19,600	29,099
7	Pernod Ricard SA	4.450%	1/15/22	2,925	3,105
7	Perrigo Co. plc	1.300%	11/8/16	14,645	14,612
7	Perrigo Co. plc	2.300%	11/8/18	14,645	14,604
	Pfizer Inc.	5.350%	3/15/15	12,870	13,247
	Pfizer Inc.	6.200%	3/15/19	52,467	61,616
	Pfizer Inc.	2.100%	5/15/19	19,525	19,532
	Pharmacia Corp.	6.500%	12/1/18	8,300	9,838
	Philip Morris International Inc.	2.500%	5/16/16	20,635	21,306
	Philip Morris International Inc.	1.125%	8/21/17	4,975	4,957
	Philip Morris International Inc.	5.650%	5/16/18	19,490	22,173
	Procter & Gamble Co.	4.850%	12/15/15	2,925	3,098

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Procter & Gamble Co.	4.700%	2/15/19	25,590	28,671
	Quest Diagnostics Inc.	2.700%	4/1/19	19,535	19,635
	Reynolds American Inc.	1.050%	10/30/15	6,840	6,841
	Reynolds American Inc.	6.750%	6/15/17	10,880	12,382
7	Roche Holdings Inc.	6.000%	3/1/19	34,494	40,212
	Sanofi	1.200%	9/30/14	39,700	39,764
	Sanofi	1.250%	4/10/18	48,805	48,039
	St. Jude Medical Inc.	2.500%	1/15/16	19,505	20,009
	Stryker Corp.	3.000%	1/15/15	13,600	13,759
	Stryker Corp.	1.300%	4/1/18	23,550	23,200
	Sutter Health California GO	1.090%	8/15/53	10,000	9,911
7	Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	33,060	33,120
7	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	57,004	57,502
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	38,780	39,896
	Teva Pharmaceutical Finance II BV / Teva
	Pharmaceutical Finance III LLC	3.000%	6/15/15	45,900	46,889
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	15,365	14,919
	Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,414
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	19,490	20,189
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	14,016
	Thermo Fisher Scientific Inc.	1.300%	2/1/17	16,600	16,588
	Thermo Fisher Scientific Inc.	2.400%	2/1/19	10,740	10,789
	Tyson Foods Inc.	6.600%	4/1/16	38,530	41,853
	Whirlpool Corp.	6.500%	6/15/16	2,950	3,246
	Wyeth LLC	5.500%	2/15/16	9,745	10,449
	Wyeth LLC	5.450%	4/1/17	3,270	3,640
	Zoetis Inc.	1.150%	2/1/16	30,805	30,901
	Zoetis Inc.	1.875%	2/1/18	35,915	35,823
	Energy (3.7%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	55,405	60,987
	Anadarko Petroleum Corp.	6.375%	9/15/17	12,242	13,977
	BP Capital Markets plc	3.200%	3/11/16	77,518	80,686
	BP Capital Markets plc	2.248%	11/1/16	37,575	38,646
	BP Capital Markets plc	1.846%	5/5/17	41,475	42,186
	BP Capital Markets plc	1.375%	11/6/17	29,250	29,171
	BP Capital Markets plc	1.375%	5/10/18	35,175	34,682
	BP Capital Markets plc	2.241%	9/26/18	24,638	24,981
	BP Capital Markets plc	4.750%	3/10/19	30,289	33,702
	BP Capital Markets plc	2.237%	5/10/19	24,500	24,539
	Canadian Natural Resources Ltd.	4.900%	12/1/14	10,974	11,139
	Chevron Corp.	1.104%	12/5/17	13,700	13,587
	Chevron Corp.	1.718%	6/24/18	29,300	29,461
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	39,762	42,741
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	37,572
	DCP Midstream Operating LP	2.700%	4/1/19	5,445	5,492
7	Dominion Gas Holdings LLC	3.550%	11/1/23	12,700	12,895
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,300	11,506
	El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	38,508	39,899
7	Enable Midstream Partners LP	2.400%	5/15/19	19,530	19,389
	Enbridge Energy Partners LP	5.350%	12/15/14	2,440	2,482
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,860	2,102
	Energy Transfer Partners LP	5.950%	2/1/15	9,842	10,096
	Energy Transfer Partners LP	6.125%	2/15/17	19,583	21,827
	Energy Transfer Partners LP	6.700%	7/1/18	40,929	47,599
	Energy Transfer Partners LP	4.150%	10/1/20	11,725	12,307
	Ensco plc	3.250%	3/15/16	37,691	39,099
	Ensco plc	4.700%	3/15/21	13,180	14,280
	EOG Resources Inc.	5.875%	9/15/17	2,950	3,350
	EOG Resources Inc.	5.625%	6/1/19	6,611	7,634
7	GS Caltex Corp.	5.500%	8/25/14	3,910	3,919
7	GS Caltex Corp.	5.500%	10/15/15	14,165	14,869
	Kinder Morgan Energy Partners LP	5.625%	2/15/15	8,770	9,001
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	25,785	26,789

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	15,835	17,582
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	9,440	10,686
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	12,600	12,658
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	6,840	6,866
	Marathon Oil Corp.	0.900%	11/1/15	52,110	52,246
	Marathon Oil Corp.	5.900%	3/15/18	13,565	15,444
	Nabors Industries Inc.	2.350%	9/15/16	16,600	17,008
	Nabors Industries Inc.	6.150%	2/15/18	19,540	22,195
	Nisource Finance Corp.	6.400%	3/15/18	13,190	15,146
	Nisource Finance Corp.	6.800%	1/15/19	6,800	8,041
	Noble Holding International Ltd.	3.450%	8/1/15	7,581	7,776
	Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,688
	Occidental Petroleum Corp.	4.125%	6/1/16	5,369	5,694
	Occidental Petroleum Corp.	1.750%	2/15/17	93,490	95,050
	Occidental Petroleum Corp.	1.500%	2/15/18	41,620	41,362
	ONEOK Partners LP	3.200%	9/15/18	11,720	12,168
	ONEOK Partners LP	8.625%	3/1/19	7,940	9,977
	Petro-Canada	6.050%	5/15/18	4,885	5,611
	Phillips 66	2.950%	5/1/17	42,140	43,971
	Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	5,517
	Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	14,880
	Pride International Inc.	8.500%	6/15/19	7,750	9,792
	Pride International Inc.	6.875%	8/15/20	11,625	14,006
	Shell International Finance BV	5.200%	3/22/17	14,225	15,753
	Shell International Finance BV	1.125%	8/21/17	6,900	6,877
	Shell International Finance BV	1.900%	8/10/18	9,775	9,858
	Shell International Finance BV	2.000%	11/15/18	15,675	15,888
	Shell International Finance BV	4.300%	9/22/19	9,750	10,828
7	Southern Natural Gas Co. LLC	5.900%	4/1/17	11,470	12,725
	Southwestern Energy Co.	7.500%	2/1/18	14,700	17,309
	Spectra Energy Partners LP	2.950%	9/25/18	9,770	10,081
	Suncor Energy Inc.	6.100%	6/1/18	12,721	14,645
	Total Capital Canada Ltd.	1.450%	1/15/18	43,977	43,769
	Total Capital International SA	1.500%	2/17/17	28,465	28,728
	Total Capital International SA	1.550%	6/28/17	18,112	18,256
	Total Capital International SA	2.125%	1/10/19	39,500	39,793
	Total Capital International SA	2.100%	6/19/19	19,500	19,509
	Total Capital SA	2.125%	8/10/18	11,627	11,805
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	5,550	5,785
	Transocean Inc.	4.950%	11/15/15	48,220	50,607
	Transocean Inc.	5.050%	12/15/16	86,665	93,883
	Transocean Inc.	2.500%	10/15/17	65,947	66,943
	Transocean Inc.	6.000%	3/15/18	19,535	21,837
	Valero Energy Corp.	6.125%	6/15/17	9,010	10,173
	Weatherford International LLC	6.350%	6/15/17	13,005	14,691
	Weatherford International Ltd.	5.500%	2/15/16	9,760	10,431
	Western Gas Partners LP	2.600%	8/15/18	6,840	6,971
	Other Industrial (0.1%)
10	G4S International Finance plc	2.625%	12/6/18	10,777	15,179
7	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	12,390	13,367
	Technology (2.6%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,112
	Agilent Technologies Inc.	6.500%	11/1/17	14,235	16,307
	Agilent Technologies Inc.	5.000%	7/15/20	8,785	9,609
	Altera Corp.	1.750%	5/15/17	7,375	7,425
	Altera Corp.	2.500%	11/15/18	50,990	51,462
	Amphenol Corp.	4.750%	11/15/14	19,500	19,733
	Amphenol Corp.	2.550%	1/30/19	9,127	9,215
	Apple Inc.	1.000%	5/3/18	29,410	28,769
	Apple Inc.	2.100%	5/6/19	51,765	51,691
	Apple Inc.	2.850%	5/6/21	37,000	37,169
	Applied Materials Inc.	2.650%	6/15/16	9,800	10,123
	Baidu Inc.	2.250%	11/28/17	16,615	16,769

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baidu Inc.	3.250%	8/6/18	31,200	32,147
	Baidu Inc.	2.750%	6/9/19	17,575	17,535
	Cisco Systems Inc.	2.125%	3/1/19	29,310	29,391
	Computer Sciences Corp.	2.500%	9/15/15	14,630	14,880
	Computer Sciences Corp.	6.500%	3/15/18	21,220	24,329
	Corning Inc.	1.450%	11/15/17	19,705	19,693
	Corning Inc.	6.625%	5/15/19	5,575	6,659
	EMC Corp.	1.875%	6/1/18	16,210	16,182
	Fidelity National Information Services Inc.	1.450%	6/5/17	9,765	9,728
	Fiserv Inc.	3.125%	6/15/16	3,225	3,350
	Fiserv Inc.	6.800%	11/20/17	3,900	4,492
	Hewlett-Packard Co.	2.350%	3/15/15	7,930	8,022
	Hewlett-Packard Co.	2.125%	9/13/15	14,010	14,239
	Hewlett-Packard Co.	2.200%	12/1/15	10,232	10,428
	Hewlett-Packard Co.	2.650%	6/1/16	63,213	64,955
	Hewlett-Packard Co.	3.000%	9/15/16	89,140	92,649
	Hewlett-Packard Co.	3.300%	12/9/16	24,852	26,056
	Hewlett-Packard Co.	5.400%	3/1/17	12,791	14,117
	Hewlett-Packard Co.	2.600%	9/15/17	36,000	37,134
	Hewlett-Packard Co.	5.500%	3/1/18	7,330	8,245
	Hewlett-Packard Co.	2.750%	1/14/19	48,505	49,418
	Intel Corp.	1.950%	10/1/16	7,780	7,974
	Intel Corp.	1.350%	12/15/17	59,675	59,580
	Intel Corp.	3.300%	10/1/21	9,765	10,051
	International Business Machines Corp.	0.875%	10/31/14	10,865	10,883
	International Business Machines Corp.	1.250%	2/6/17	19,600	19,736
	International Business Machines Corp.	5.700%	9/14/17	25,910	29,373
	International Business Machines Corp.	1.250%	2/8/18	9,700	9,617
	International Business Machines Corp.	7.625%	10/15/18	18,250	22,391
	International Business Machines Corp.	1.950%	2/12/19	48,840	48,858
	International Business Machines Corp.	1.625%	5/15/20	7,810	7,488
	Microsoft Corp.	0.875%	11/15/17	9,620	9,520
	Motorola Solutions Inc.	6.000%	11/15/17	9,238	10,439
	Oracle Corp.	1.200%	10/15/17	27,305	27,161
	Oracle Corp.	5.750%	4/15/18	12,700	14,518
	Oracle Corp.	2.375%	1/15/19	24,420	24,629
	Oracle Corp.	2.250%	10/8/19	68,340	68,037
	Oracle Corp.	2.800%	7/8/21	31,730	31,546
	Pitney Bowes Inc.	5.600%	3/15/18	4,880	5,394
7	Seagate HDD Cayman	3.750%	11/15/18	14,000	14,140
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,688
	Tyco Electronics Group SA	2.350%	8/1/19	9,750	9,736
	Xerox Corp.	4.250%	2/15/15	20,250	20,649
	Xerox Corp.	5.625%	12/15/19	15,675	17,855
	Xilinx Inc.	2.125%	3/15/19	19,500	19,401
	Transportation (1.3%)
4,7	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	19,283	19,476
	AFC X Ltd.	3.140%	5/31/15	48,820	48,820
4	AFC X Ltd.	3.500%	5/31/15	133,000	133,332
4,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	33,496	34,584
	Canadian Pacific Railway Co.	6.500%	5/15/18	14,710	17,094
	Canadian Pacific Railway Co.	7.250%	5/15/19	2,925	3,569
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	6,810	7,489
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	6,208	6,651
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	2,628	2,806
4	Continental Airlines 1998-1 Class B Pass Through Trust	6.748%	9/15/18	3,585	3,863
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	1,518	1,598
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	5,639	6,499
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	5,217	5,986
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	3,210	3,419
	CSX Corp.	6.250%	4/1/15	11,557	11,987
	CSX Corp.	6.250%	3/15/18	30,078	34,678

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,13	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	4,697	5,519
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	11,810	13,197
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,744	2,984
7	ERAC USA Finance LLC	5.600%	5/1/15	10,245	10,623
7	ERAC USA Finance LLC	1.400%	4/15/16	8,775	8,827
7	ERAC USA Finance LLC	6.375%	10/15/17	11,170	12,794
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	17,080
7	ERAC USA Finance LLC	2.350%	10/15/19	11,715	11,597
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	8,040	8,040
	JB Hunt Transport Services Inc.	3.375%	9/15/15	16,590	17,043
	JB Hunt Transport Services Inc.	2.400%	3/15/19	5,100	5,113
[4,6,13]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.674%	5/15/18	9,655	9,438
	Norfolk Southern Corp.	5.257%	9/17/14	12,315	12,385
	Ryder System Inc.	7.200%	9/1/15	10,820	11,563
	Ryder System Inc.	3.600%	3/1/16	25,775	26,888
	Ryder System Inc.	5.850%	11/1/16	8,440	9,277
	Ryder System Inc.	2.500%	3/1/17	12,635	12,972
	Ryder System Inc.	2.450%	11/15/18	5,850	5,928
	Ryder System Inc.	2.550%	6/1/19	6,840	6,905
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	2,086	2,415
4,7	UAL 2009-2B Pass Through Trust	12.000%	7/15/17	3,957	4,412
	Union Pacific Corp.	5.750%	11/15/17	9,624	10,951
	Union Pacific Corp.	5.700%	8/15/18	24,114	27,740
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,794
	United Parcel Service Inc.	1.125%	10/1/17	6,890	6,862
	United Parcel Service Inc.	5.500%	1/15/18	14,239	16,097
	United Parcel Service Inc.	5.125%	4/1/19	29,625	33,661
					15,254,247
Utilities (4.2%)
	Electric (4.0%)
	Ameren Illinois Co.	6.125%	11/15/17	6,810	7,816
	Ameren Illinois Co.	6.250%	4/1/18	4,690	5,359
	American Electric Power Co. Inc.	1.650%	12/15/17	35,350	35,386
	Appalachian Power Co.	5.000%	6/1/17	5,605	6,135
	Arizona Public Service Co.	4.650%	5/15/15	5,850	6,034
	Arizona Public Service Co.	6.250%	8/1/16	4,027	4,450
	Arizona Public Service Co.	8.750%	3/1/19	10,210	13,052
	Baltimore Gas & Electric Co.	5.900%	10/1/16	6,810	7,514
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	44,956	51,053
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	38,964
	CenterPoint Energy Inc.	5.950%	2/1/17	21,490	23,763
	CenterPoint Energy Inc.	6.500%	5/1/18	7,270	8,428
	CMS Energy Corp.	4.250%	9/30/15	22,075	22,878
	CMS Energy Corp.	6.550%	7/17/17	2,685	3,068
	CMS Energy Corp.	5.050%	2/15/18	45,575	50,337
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	2,890
	Commonwealth Edison Co.	5.950%	8/15/16	33,402	36,771
	Commonwealth Edison Co.	1.950%	9/1/16	31,705	32,447
	Commonwealth Edison Co.	6.150%	9/15/17	26,386	30,120
	Commonwealth Edison Co.	5.800%	3/15/18	33,975	38,703
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,880
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	11,010	13,155
	Consumers Energy Co.	5.500%	8/15/16	4,530	4,952
	Consumers Energy Co.	5.150%	2/15/17	14,095	15,463
	Consumers Energy Co.	5.650%	9/15/18	12,700	14,536
	Consumers Energy Co.	6.125%	3/15/19	25,262	29,597
	Consumers Energy Co.	6.700%	9/15/19	27,675	33,379
	DTE Electric Co.	5.600%	6/15/18	16,931	19,305
	Duke Energy Carolinas LLC	5.300%	10/1/15	10,750	11,352
	Duke Energy Carolinas LLC	1.750%	12/15/16	6,950	7,091
	Duke Energy Carolinas LLC	5.100%	4/15/18	25,322	28,342
	Duke Energy Carolinas LLC	7.000%	11/15/18	31,297	37,621

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Energy Corp.	3.350%	4/1/15	4,875	4,965
	Duke Energy Corp.	1.625%	8/15/17	12,560	12,655
	Duke Energy Corp.	2.100%	6/15/18	10,490	10,551
	Duke Energy Corp.	6.250%	6/15/18	17,390	20,093
	Duke Energy Corp.	5.050%	9/15/19	12,700	14,263
	Duke Energy Florida Inc.	0.650%	11/15/15	7,390	7,402
	Duke Energy Florida Inc.	5.100%	12/1/15	43,735	46,348
	Duke Energy Florida Inc.	5.800%	9/15/17	11,462	13,004
	Duke Energy Florida Inc.	5.650%	6/15/18	33,710	38,351
	Duke Energy Progress Inc.	5.150%	4/1/15	4,900	5,054
	Duke Energy Progress Inc.	5.250%	12/15/15	14,870	15,815
	Duke Energy Progress Inc.	5.300%	1/15/19	10,410	11,820
	Entergy Corp.	3.625%	9/15/15	18,420	18,970
	Entergy Corp.	4.700%	1/15/17	11,695	12,549
	Entergy Louisiana LLC	1.875%	12/15/14	10,350	10,401
	Exelon Corp.	4.900%	6/15/15	9,760	10,115
	Exelon Generation Co. LLC	6.200%	10/1/17	16,105	18,211
	FirstEnergy Corp.	4.250%	3/15/23	21,180	21,006
7	FirstEnergy Transmission LLC	4.350%	1/15/25	28,370	28,758
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	16,779	18,121
	Georgia Power Co.	3.000%	4/15/16	6,885	7,148
	Georgia Power Co.	5.700%	6/1/17	5,285	5,915
7	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	55,952	56,112
	LG&E & KU Energy LLC	2.125%	11/15/15	34,635	35,094
	Louisville Gas & Electric Co.	1.625%	11/15/15	5,040	5,106
	MidAmerican Energy Co.	5.950%	7/15/17	14,170	16,019
	MidAmerican Energy Co.	5.300%	3/15/18	29,560	33,192
	MidAmerican Energy Co.	3.500%	10/15/24	11,720	11,906
	National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	7,795	7,821
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	12,270	12,467
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,800	8,090
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	3,900	4,327
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	32,768	37,007
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	27,680	27,761
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	22,555	22,406
	Nevada Power Co.	5.875%	1/15/15	35,470	36,325
	Nevada Power Co.	6.500%	5/15/18	32,715	38,095
	Nevada Power Co.	6.500%	8/1/18	7,401	8,693
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	40,895	41,124
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	29,535	30,166
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	14,650	16,031
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	16,600	16,638
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	39,070	39,590
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	5,895	5,836
7	Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	4,853
	Northeast Utilities	1.450%	5/1/18	21,490	21,103
	Northern States Power Co.	5.250%	3/1/18	2,890	3,245
	NSTAR Electric Co.	5.625%	11/15/17	2,000	2,256
	Ohio Power Co.	6.000%	6/1/16	9,838	10,719
7	Origin Energy Finance Ltd.	3.500%	10/9/18	4,790	4,954
10	Origin Energy Finance Ltd.	3.500%	10/4/21	7,300	10,765
	Pacific Gas & Electric Co.	5.625%	11/30/17	52,634	59,457
	PacifiCorp	5.650%	7/15/18	20,566	23,490
	Pennsylvania Electric Co.	6.050%	9/1/17	5,445	6,141
	PG&E Corp.	2.400%	3/1/19	19,535	19,601
	PPL Capital Funding Inc.	1.900%	6/1/18	13,915	13,838
	Public Service Co. of Colorado	5.800%	8/1/18	9,680	11,135
	Public Service Co. of New Mexico	7.950%	5/15/18	8,700	10,437
	Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	9,514
	Public Service Electric & Gas Co.	2.700%	5/1/15	13,500	13,728
	Public Service Electric & Gas Co.	5.300%	5/1/18	2,930	3,302
	Public Service Electric & Gas Co.	2.300%	9/15/18	28,815	29,324
	Sierra Pacific Power Co.	6.000%	5/15/16	16,060	17,528
	South Carolina Electric & Gas Co.	6.500%	11/1/18	8,450	9,998

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	1.125%	5/1/17	6,840	6,825
	Southern California Edison Co.	5.500%	8/15/18	5,295	6,028
	Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,210
	Southwestern Electric Power Co.	5.875%	3/1/18	10,080	11,408
	Tampa Electric Co.	6.100%	5/15/18	21,670	24,902
	TECO Finance Inc.	4.000%	3/15/16	14,045	14,745
	TECO Finance Inc.	6.572%	11/1/17	10,008	11,467
7	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	53,650	54,403
	Union Electric Co.	6.400%	6/15/17	12,271	13,864
	Union Electric Co.	6.700%	2/1/19	2,323	2,766
4	Wisconsin Energy Corp.	6.250%	5/15/67	5,460	5,685
	Xcel Energy Inc.	0.750%	5/9/16	35,312	35,295
	Natural Gas (0.2%)
	Atmos Energy Corp.	4.950%	10/15/14	6,260	6,316
7	Centrica plc	4.000%	10/16/23	5,950	6,011
	Sempra Energy	6.500%	6/1/16	46,264	50,955
	Sempra Energy	2.300%	4/1/17	36,630	37,497
	Sempra Energy	6.150%	6/15/18	13,585	15,669
	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	9,357	10,559

					2,110,155
Total Corporate Bonds (Cost $30,333,188)					30,578,327
Sovereign Bonds (U.S. Dollar-Denominated) (9.4%)
7	Abu Dhabi National Energy Co.	4.750%	9/15/14	11,700	11,749
	Abu Dhabi National Energy Co.	4.125%	3/13/17	4,077	4,337
7	Abu Dhabi National Energy Co.	2.500%	1/12/18	1,000	1,016
7	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,018
7	Banco de Costa Rica	5.250%	8/12/18	4,800	4,938
7	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,233
7	Banco del Estado de Chile	3.875%	2/8/22	2,000	2,020
7	Banco do Brasil SA	4.500%	1/22/15	8,500	8,611
	Banco do Brasil SA	3.875%	1/23/17	11,085	11,493
7	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	2,042
7	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	18,100	18,694
7	Banco Nacional de Desenvolvimento Economico e
	Social	3.375%	9/26/16	6,400	6,594
7	Banco Nacional de Desenvolvimento Economico e
	Social	4.000%	4/14/19	9,765	9,928
7	Bank Nederlandse Gemeenten	1.375%	3/23/15	14,600	14,699
7	Bank Nederlandse Gemeenten	0.875%	2/21/17	23,500	23,380
7	Bank Nederlandse Gemeenten	2.500%	1/23/23	2,450	2,385
7	Bermuda	4.138%	1/3/23	6,000	5,980
7	Bermuda	4.854%	2/6/24	5,800	6,014
7	Caisse d'Amortissement de la Dette Sociale	1.750%	2/24/15	4,850	4,889
7	Caisse d'Amortissement de la Dette Sociale	1.125%	1/30/17	22,000	22,095
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,866
7	Caixa Economica Federal	2.375%	11/6/17	12,375	12,006
4,7	Caixa Economica Federal	7.250%	7/23/24	8,700	8,874
7	CDP Financial Inc.	3.150%	7/24/24	24,580	24,279
7	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	2,250	2,427
7	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,042
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,800	1,832
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,951
7	CNPC General Capital Ltd.	1.450%	4/16/16	2,000	2,001
7	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,993
7	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,653
7	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,147
	Corp. Andina de Fomento	3.750%	1/15/16	69,219	71,256
	Corp. Andina de Fomento	5.750%	1/12/17	8,900	9,613
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,077
7	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	2,460	2,479

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	15,796	16,192
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,800	2,878
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	19,525	18,793
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	10,800	11,418
7	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	4,800	4,920
14	Development Bank of Japan Inc.	2.875%	4/20/15	5,000	5,092
14	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	7,144
14	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	5,263
7	Development Bank of Kazakhstan JSC	5.500%	12/20/15	2,762	2,866
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	310	322
7	Development Bank of Kazakhstan JSC	4.125%	12/10/22	3,000	2,857
7,15	Dexia Credit Local SA	1.250%	10/18/16	12,700	12,782
	Ecopetrol SA	5.875%	9/18/23	7,800	8,734
7	Electricite de France	1.150%	1/20/17	58,610	58,612
7	Electricite de France	2.150%	1/22/19	34,190	34,307
7	Electricite de France	6.000%	1/22/14	1,610	1,848
4,7	ENA Norte Trust	4.950%	4/25/28	1,834	1,885
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	14,400	14,796
	European Investment Bank	2.750%	3/23/15	8,750	8,892
	European Investment Bank	1.125%	4/15/15	30,000	30,198
	European Investment Bank	1.625%	9/1/15	9,725	9,865
	European Investment Bank	2.500%	5/16/16	5,000	5,174
	Export-Import Bank of Korea	5.875%	1/14/15	60,100	61,475
	Export-Import Bank of Korea	5.125%	3/16/15	9,600	9,860
	Export-Import Bank of Korea	4.125%	9/9/15	33,625	34,832
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	19,729
	Export-Import Bank of Korea	4.000%	1/11/17	98,200	104,436
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	11,999
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,116
7	Federation of Malaysia	2.991%	7/6/16	4,875	5,046
	Federative Republic of Brazil	7.875%	3/7/15	64,300	66,771
	Federative Republic of Brazil	6.000%	1/17/17	25,195	27,677
4	Federative Republic of Brazil	8.000%	1/15/18	24,850	27,708
4	Federative Republic of Brazil	11.000%	8/17/40	5,500	6,089
	Federative Republic of Brazil	5.625%	1/7/41	3,200	3,394
9	Federative Republic of Brazil	5.000%	1/27/45	10,800	10,386
7	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,484
	Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	8,350	9,264
	Hydro-Quebec	2.000%	6/30/16	21,750	22,280
	International Bank for Reconstruction & Development	0.625%	10/14/16	10,000	9,975
	IPIC GMTN Ltd.	3.125%	11/15/15	9,750	10,036
7	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	3,021
14	Japan Bank for International Cooperation	2.875%	2/2/15	30,500	30,889
14	Japan Bank for International Cooperation	1.875%	9/24/15	60,350	61,339
14	Japan Bank for International Cooperation	2.500%	1/21/16	19,500	20,078
14	Japan Bank for International Cooperation	2.500%	5/18/16	22,000	22,745
14	Japan Bank for International Cooperation	2.250%	7/13/16	34,090	35,134
14	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,902
14	Japan Bank for International Cooperation	1.750%	11/13/18	26,000	26,011
14	Japan Finance Organization for Municipalities	4.625%	4/21/15	8,900	9,172
14	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,630
7	KazMunayGas National Co. JSC	11.750%	1/23/15	4,400	4,609
	KazMunayGas National Co. JSC	11.750%	1/23/15	12,700	13,301
	KazMunayGas National Co. JSC	9.125%	7/2/18	42,601	51,387
	KazMunayGas National Co. JSC	5.750%	4/30/43	2,450	2,416
7	Kommunalbanken AS	2.375%	1/19/16	5,875	6,036
7	Kommunalbanken AS	0.875%	10/3/16	9,775	9,807
7	Kommunalbanken AS	1.125%	5/23/18	31,300	30,834
7	Kommunalbanken AS	2.125%	3/15/19	14,000	14,176
	Korea Development Bank	4.375%	8/10/15	15,460	15,968
	Korea Development Bank	1.000%	1/22/16	4,800	4,799
	Korea Development Bank	3.250%	3/9/16	25,060	25,907
	Korea Development Bank	4.000%	9/9/16	4,000	4,230
	Korea Development Bank	3.875%	5/4/17	24,125	25,589

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Korea Development Bank	3.500%	8/22/17	22,675	23,831
	Korea Development Bank	1.500%	1/22/18	5,850	5,761
	Korea Electric Power Corp.	3.000%	10/5/15	29,300	29,984
7	Korea Electric Power Corp.	3.000%	10/5/15	10,800	11,059
7	Korea Expressway Corp.	5.125%	5/20/15	3,900	4,027
	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,783
7	Korea Expressway Corp.	1.625%	4/28/17	9,800	9,783
7	Korea Expressway Corp.	1.875%	10/22/17	1,000	1,001
	Korea Expressway Corp.	1.875%	10/22/17	21,130	21,134
	Korea Finance Corp.	3.250%	9/20/16	9,800	10,205
	Korea Finance Corp.	2.250%	8/7/17	7,725	7,836
	Korea Gas Corp.	2.875%	7/29/18	4,800	4,928
7	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	5,019
7	Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,015
7	Korea National Oil Corp.	2.875%	11/9/15	2,900	2,967
7	Korea National Oil Corp.	4.000%	10/27/16	19,201	20,309
7	Korea Resources Corp.	2.125%	5/2/18	4,675	4,651
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,935
16	Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,189
	Majapahit Holding BV	8.000%	8/7/19	19,500	23,163
7	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,285
7	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,063
	North American Development Bank	2.300%	10/10/18	3,675	3,701
	North American Development Bank	2.400%	10/26/22	2,700	2,542
7	OCP SA	5.625%	4/25/24	8,325	8,700
17	Oesterreichische Kontrollbank AG	4.500%	3/9/15	6,300	6,460
17	Oesterreichische Kontrollbank AG	1.750%	10/5/15	59,400	60,380
17	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	24,981
	Pemex Project Funding Master Trust	5.750%	3/1/18	56,785	63,542
7	Pertamina Persero PT	6.450%	5/30/44	1,400	1,465
7	Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	17,500	17,719
7	Perusahaan Penerbit SBSN Indonesia	4.000%	11/21/18	4,800	4,962
	Petrobras Global Finance BV	4.875%	3/17/20	14,767	15,090
	Petrobras Global Finance BV	6.250%	3/17/24	12,635	13,320
	Petrobras International Finance Co.	7.750%	9/15/14	9,725	9,790
	Petrobras International Finance Co.	2.875%	2/6/15	4,500	4,538
	Petrobras International Finance Co.	3.875%	1/27/16	50,320	51,770
	Petrobras International Finance Co.	6.125%	10/6/16	32,725	35,415
	Petrobras International Finance Co.	3.500%	2/6/17	10,650	10,899
	Petrobras International Finance Co.	5.875%	3/1/18	74,633	80,957
	Petrobras International Finance Co.	5.750%	1/20/20	20,495	21,778
	Petroleos Mexicanos	4.875%	3/15/15	103,688	106,231
	Petroleos Mexicanos	8.000%	5/3/19	6,700	8,199
	Petroleos Mexicanos	6.000%	3/5/20	9,800	11,053
7	Petronas Capital Ltd.	5.250%	8/12/19	15,840	17,847
	Petronas Global Sukuk Ltd.	4.250%	8/12/14	7,600	7,605
	Province of Manitoba	2.625%	7/15/15	7,875	8,034
	Province of Manitoba	1.300%	4/3/17	32,225	32,310
	Province of New Brunswick	2.750%	6/15/18	975	1,013
	Province of Nova Scotia	2.375%	7/21/15	43,820	44,603
	Province of Ontario	2.950%	2/5/15	10,000	10,131
	Province of Ontario	0.950%	5/26/15	36,025	36,173
	Province of Ontario	2.700%	6/16/15	82,595	84,197
	Province of Ontario	1.875%	9/15/15	62,047	63,013
	Province of Ontario	4.750%	1/19/16	19,750	20,922
	Province of Ontario	5.450%	4/27/16	5,000	5,404
	Province of Ontario	2.300%	5/10/16	116,525	119,646
	Province of Ontario	1.000%	7/22/16	16,425	16,520
	Province of Ontario	1.600%	9/21/16	83,150	84,324
	Province of Ontario	1.100%	10/25/17	33,395	33,102
	Province of Ontario	1.200%	2/14/18	5,200	5,136
	Province of Ontario	3.000%	7/16/18	15,905	16,671
	Province of Ontario	2.450%	6/29/22	7,820	7,567
	PTT Public Co. Ltd.	3.375%	10/25/22	3,000	2,867

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7,18	Qatari Diar Finance QSC	3.500%	7/21/15	2,725	2,790
7	Qtel International Finance Ltd.	3.375%	10/14/16	9,025	9,400
7	Qtel International Finance Ltd.	3.250%	2/21/23	4,925	4,732
7	Qtel International Finance Ltd.	3.875%	1/31/28	1,800	1,695
	Quebec	4.600%	5/26/15	9,750	10,081
	Quebec	5.000%	3/1/16	9,750	10,417
	Quebec	5.125%	11/14/16	11,000	12,026
	Quebec	3.500%	7/29/20	4,750	5,040
	Quebec	2.750%	8/25/21	26,285	26,267
	Quebec	2.625%	2/13/23	5,150	4,981
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	6,446	7,020
7	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	8,275	8,332
7	Republic of Austria	1.750%	6/17/16	9,750	9,961
	Republic of Chile	3.250%	9/14/21	9,575	9,860
	Republic of Colombia	8.250%	12/22/14	60,341	61,990
	Republic of Colombia	7.375%	1/27/17	67,975	77,508
	Republic of Colombia	7.375%	3/18/19	9,500	11,457
	Republic of Colombia	8.125%	5/21/24	5,178	6,926
4	Republic of Colombia	5.625%	2/26/44	3,900	4,310
7	Republic of Costa Rica	7.000%	4/4/44	6,925	7,271
	Republic of Hungary	7.625%	3/29/41	3,350	4,263
7	Republic of Iceland	4.875%	6/16/16	3,900	4,097
	Republic of Indonesia	7.250%	4/20/15	6,493	6,777
	Republic of Indonesia	6.875%	3/9/17	4,900	5,494
7	Republic of Indonesia	6.875%	3/9/17	13,497	15,150
	Republic of Indonesia	6.875%	1/17/18	12,193	13,862
	Republic of Indonesia	5.875%	3/13/20	58,900	65,744
	Republic of Indonesia	3.750%	4/25/22	21,850	21,402
7	Republic of Indonesia	6.625%	2/17/37	5,150	5,948
	Republic of Indonesia	6.625%	2/17/37	8,680	9,996
	Republic of Italy	3.125%	1/26/15	49,075	49,652
	Republic of Italy	4.750%	1/25/16	71,845	75,904
	Republic of Korea	4.875%	9/22/14	8,585	8,632
	Republic of Korea	5.125%	12/7/16	9,750	10,687
7	Republic of Latvia	5.250%	2/22/17	2,000	2,173
7	Republic of Latvia	2.750%	1/12/20	4,000	3,921
	Republic of Namibia	5.500%	11/3/21	13,900	14,942
	Republic of Panama	7.250%	3/15/15	4,305	4,469
	Republic of Panama	5.200%	1/30/20	4,900	5,416
	Republic of Peru	9.875%	2/6/15	33,200	34,757
	Republic of Philippines	7.750%	1/14/31	6,100	8,485
	Republic of Poland	3.875%	7/16/15	36,080	37,123
	Republic of Poland	6.375%	7/15/19	40,970	48,452
	Republic of Poland	5.000%	3/23/22	4,825	5,349
	Republic of Poland	4.000%	1/22/24	4,600	4,755
	Republic of Portugal	5.125%	10/15/24	14,400	14,378
7	Republic of Serbia	5.250%	11/21/17	1,000	1,038
	Republic of Serbia	5.250%	11/21/17	4,800	5,010
7	Republic of Serbia	5.875%	12/3/18	4,425	4,691
	Republic of Serbia	4.875%	2/25/20	4,800	4,896
7	Republic of Slovakia	4.375%	5/21/22	5,500	5,868
7	Republic of Slovenia	5.250%	2/18/24	10,700	11,436
	Republic of Turkey	7.250%	3/15/15	41,425	42,965
	Republic of Turkey	7.000%	9/26/16	136,680	150,792
	Republic of Turkey	7.500%	7/14/17	2,900	3,295
	Republic of Turkey	7.000%	6/5/20	4,680	5,446
	Republic of Turkey	5.625%	3/30/21	8,550	9,337
7	Rosneft Finance SA	6.625%	3/20/17	5,900	6,121
7	Rosneft Finance SA	7.875%	3/13/18	11,700	12,461
	Rosneft Finance SA	7.875%	3/13/18	5,310	5,708
	Rosneft Oil Co. via Rosneft International Finance Ltd.	4.199%	3/6/22	12,200	10,401
	Russian Federation	4.500%	4/4/22	8,800	8,652
	Russian Federation	4.875%	9/16/23	18,200	17,985
4	Russian Federation	7.500%	3/31/30	80,491	91,055

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,708
7	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	24,420	24,966
	Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	17,600	17,868
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,900
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	20,845
7	State Bank of India	3.622%	4/17/19	63,705	63,737
	State of Israel	5.500%	11/9/16	4,875	5,369
	State of Israel	4.000%	6/30/22	1,900	2,005
	State of Israel	3.150%	6/30/23	6,000	5,935
7	State of Qatar	4.000%	1/20/15	12,700	12,886
7	State of Qatar	3.125%	1/20/17	8,000	8,388
	Statoil ASA	1.800%	11/23/16	5,900	6,022
	Statoil ASA	3.125%	8/17/17	8,956	9,430
	Statoil ASA	1.200%	1/17/18	5,150	5,109
	Statoil ASA	2.900%	11/8/20	10,000	10,189
	Statoil ASA	3.150%	1/23/22	2,000	2,054
	Svensk Exportkredit AB	1.750%	10/20/15	56,450	57,401
	Svensk Exportkredit AB	2.125%	7/13/16	24,400	25,082
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	4,987
7	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,982
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,789
7	Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,861
	United Mexican States	3.500%	1/21/21	11,500	11,780
	United Mexican States	5.750%	10/12/10	13,800	14,733
	Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	51,485	51,099
	Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	10,700	10,511
	Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	41,230	41,181
	VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	100,450	98,943
	VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	34,190	33,881
Total Sovereign Bonds (Cost $4,657,580)					4,690,181
Taxable Municipal Bonds (0.5%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,537
	California GO	5.950%	3/1/18	26,110	29,848
	California GO	6.200%	10/1/19	13,650	16,328
	Colorado Housing & Finance Authority Employment
	Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,832
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.298%	7/1/16	7,800	7,871
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	5,350	5,395
	George Washington University District of Columbia GO	3.485%	9/15/22	4,800	4,803
	Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,744
	Illinois GO	4.511%	3/1/15	7,780	7,954
	Illinois GO	4.961%	3/1/16	25,550	27,086
	Illinois GO	5.365%	3/1/17	16,540	18,006
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	1.570%	1/1/17	2,000	2,021
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.217%	1/1/19	1,850	1,835
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	29,250	30,433
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	13,800	14,417
6	Mississippi GO (Nissan North America, Inc. Project)	0.852%	11/1/17	12,180	12,201
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	4,585	4,803
6	South Carolina Public Service Authority Revenue	1.027%	6/1/15	20,000	20,017
	University of California Revenue	2.054%	5/15/18	3,400	3,461

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Revenue	1.745%	5/15/19	6,250	6,145
Total Taxable Municipal Bonds (Cost $241,770)				246,737
Tax-Exempt Municipal Bonds (0.0%)
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO	0.110%	1/1/24	10,000	10,000
7 Louisiana Public Facilities Authority Dock & Wharf
Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	6,700	7,094
Total Tax-Exempt Municipal Bonds (Cost $16,700)				17,094

			Shares
Convertible Preferred Stocks (0.0%)
11 Lehman Brothers Holdings Inc. Pfd. (Cost $28,924)	7.250%		29,160	—

Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
19 Vanguard Market Liquidity Fund (Cost
$304,928)	0.118%		304,927,877	304,928

		Expiration
		Date	Contract
Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.50		8/22/14	430	80
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.00		8/1/14	428	7
Total Options on Futures Purchased (Cost $213)				87
Total Investments (99.6%) (Cost $49,446,916)				49,733,668

Liability for Options Written (0.0%)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $124.00		8/22/14	430	(128)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.50		8/1/14	858	(13)
Total Liability for Options Written (Premiums received $174)				(141)

Other Assets and Liabilities—Net (0.4%)				205,931
Net Assets (100%)				49,939,458

1 Securities with a value of $28,440,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $3,315,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $2,394,000 have been segregated as collateral for open forward and over-the-counter swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $5,619,590,000, representing 11.3% of net assets.
8 Security made only partial principal and/or interest payments during the period ended July 31, 2014.
9 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2014.
10 Face amount denominated in euro.

36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

11 Non-income-producing security--security in default.
12 Face amount denominated in British pounds.
13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Guaranteed by the Government of Japan.
15 Guaranteed by multiple countries.
16 Guaranteed by the Federal Republic of Germany.
17 Guaranteed by the Republic of Austria.
18 Guaranteed by the State of Qatar.
19 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
USD—United School District.
VRDO—Variable Rate Demand Obligation.

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (7.5%)
U.S. Government Securities (7.5%)
	United States Treasury Note/Bond	0.250%	5/31/15	116,500	116,646
	United States Treasury Note/Bond	0.250%	7/15/15	72,500	72,579
1,2	United States Treasury Note/Bond	2.625%	4/30/16	4,700	4,881
1	United States Treasury Note/Bond	0.750%	1/15/17	90,500	90,429
	United States Treasury Note/Bond	0.875%	7/15/17	772,200	769,428
	United States Treasury Note/Bond	0.625%	9/30/17	22,500	22,145
3	United States Treasury Note/Bond	2.875%	3/31/18	15,000	15,806
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,701
	United States Treasury Note/Bond	1.250%	4/30/19	3,000	2,939
	United States Treasury Note/Bond	1.625%	7/31/19	139,800	138,904
1	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,667
	United States Treasury Note/Bond	2.250%	7/31/21	31,250	31,269
	United States Treasury Note/Bond	2.500%	5/15/24	67,900	67,518
					1,340,912
Nonconventional Mortgage-Backed Securities (0.0%)
4,5,6	Freddie Mac Non Gold Pool	2.375%	8/1/32	480	499
4,5,6	Freddie Mac Non Gold Pool	2.518%	9/1/32	184	189
					688
Total U.S. Government and Agency Obligations (Cost $1,341,670)					1,341,600
Asset-Backed/Commercial Mortgage-Backed Securities (10.7%)
4	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	4,000	3,999
4,7	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	3,280	3,358
4,6	Ally Master Owner Trust Series 2010-4	1.222%	8/15/17	39,470	39,687
4,6,7	Ally Master Owner Trust Series 2010-4	1.702%	8/15/17	8,100	8,167
4,6,7	Ally Master Owner Trust Series 2010-4	2.102%	8/15/17	6,160	6,230
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,620	2,607
4,6	Ally Master Owner Trust Series 2014-1	0.622%	1/15/19	3,050	3,042
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,500	3,495
4	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	2,400	2,394
4,6	American Express Credit Account Secured Note Trust
	2012-4	0.702%	5/15/20	7,000	6,969
4,6	American Express Issuance Trust II 2013-1	0.432%	2/15/19	13,000	12,970
4,6,7	American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	1,098	1,100
4,6,7	American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	970	970
4,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	6,000	6,533
4,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	3,540	4,137
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	720	716
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	3,100	3,091
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,500	1,506
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,536
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,660	1,696
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,284
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,470	1,458
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/8/19	1,655	1,673
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	1,000	992
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	500	494
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	1,859	1,862
4,6,7	Arran Residential Mortgages Funding 2010-1 plc	1.625%	5/16/47	5,578	5,630
4,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.676%	11/19/47	4,316	4,360
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,100	1,159
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	4,909
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	2,221	2,393
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	4,378	4,725
4	Banc of America Commercial Mortgage Trust 2007-2	5.561%	4/10/49	3,348	3,660
4	Banc of America Commercial Mortgage Trust 2008-1	6.190%	2/10/51	5,810	6,557
4	Banc of America Commercial Mortgage Trust 2008-1	6.234%	2/10/51	24,812	27,950
4,6,7	Bank of America Student Loan Trust 2010-1A	1.034%	2/25/43	12,735	12,795
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	3,070	3,099

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	1,320	1,375
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	2,366	2,547
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.707%	6/11/40	22,140	24,497
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	11,458	12,581
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	3,849	4,276
4,6	Brazos Higher Education Authority Inc. Series 2005-3	0.433%	6/25/26	5,720	5,571
4,6	Brazos Higher Education Authority Inc. Series 2010-1	1.127%	5/25/29	2,606	2,650
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.027%	2/25/30	15,896	16,018
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	2,063	2,071
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	3,077	3,100
4	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	6,550	6,512
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	1,550	1,544
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,656
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,485	6,555
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	5,020	5,000
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	3,400	3,373
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	3,045	3,074
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,722
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	2,500	2,506
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	650	653
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,009
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	819
4,6	Capital One Multi-asset Execution Trust 2007-A2	0.232%	12/16/19	5,610	5,588
4,6	Capital One Multi-asset Execution Trust 2007-A5	0.192%	7/15/20	18,644	18,484
4,6	Capital One Multi-Asset Execution Trust 2014-A3	0.532%	1/18/22	5,135	5,139
4,6,7	Cards II Trust 2012-4A	0.602%	9/15/17	5,910	5,910
4	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	2,920	2,942
4	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,801
4	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	520	516
4	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	970	962
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	9,100	9,092
4,7	CFCRE Commercial Mortgage Trust 2011-C1	5.545%	4/15/44	2,900	3,290
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.559%	12/15/47	5,260	6,095
4,6	Chase Issuance Trust 2007-C1	0.612%	4/15/19	6,100	6,053
4,6	Chase Issuance Trust 2012-A10	0.412%	12/16/19	6,000	5,983
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	915	918
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,102
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,203
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,161
4,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	3,145	3,153
4,6	Citibank Credit Card Issuance Trust 2005-C2	0.625%	3/24/17	1,520	1,518
4,6	Citibank Credit Card Issuance Trust 2008-A7	1.531%	5/20/20	11,800	12,269
4,6	Citibank Credit Card Issuance Trust 2013-A2	0.435%	5/26/20	10,000	9,987
4	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	17,000	16,974
4,6,7	Citibank Omni Master Trust 2009-A14A	2.902%	8/15/18	1,825	1,826
4,7	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	43,447	44,001
4	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	6,650	7,168
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,770	5,748
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,064
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,650	5,588
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	3,300	3,425
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	700	744
4,6,7	Citigroup Commercial Mortgage Trust 2014-388G	0.902%	6/15/33	1,000	1,003
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	920	948
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	2,480	2,576
4,8	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,460	2,534
4,8	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	1,020	1,050
4,8	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	740	762
4,8	Citigroup Commercial Mortgage Trust 2014-GC23	4.660%	7/10/47	1,250	1,287

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	5,372	5,505
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	5,115	5,073
4,6,7	Colony American Homes 2014-1	1.400%	5/17/31	2,688	2,701
4,6,7	Colony American Homes 2014-1	1.600%	5/17/31	1,200	1,198
4,6,7	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.504%	7/17/31	700	700
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	5,038	5,449
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	16,000	17,222
4	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	3,620	4,015
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,714
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	3,999
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	2,855	2,801
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,215	6,098
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,629
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	4,800	5,057
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	1,120	1,199
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,400	1,462
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	3,120	3,301
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	6,375	6,801
4	COMM 2013-CCRE13 Mortgage Trust	4.757%	12/10/23	855	911
4	COMM 2013-CCRE13 Mortgage Trust	4.757%	12/10/23	1,560	1,625
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	5,000	5,151
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	1,700	1,751
4	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	800	845
4,7	COMM 2013-CR9 Mortgage Trust	4.260%	7/10/45	1,600	1,613
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	3,180	3,278
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,050	1,105
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,800	3,726
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,500	6,361
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,890	2,992
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	1,520	1,597
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,540	2,722
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,650	1,699
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,384
4	COMM 2014-CCRE15 Mortgage Trust	4.718%	2/10/47	1,600	1,710
4	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	2,900	3,043
4	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	1,290	1,345
4	COMM 2014-CR17 Mortgage Trust	4.736%	5/10/47	1,340	1,380
4	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	1,600	1,647
4	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	1,700	1,756
4	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	24,258	25,962
7	Commonwealth Bank of Australia	1.875%	12/11/18	3,350	3,340
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.789%	6/15/38	735	783
4	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.361%	2/15/40	2,055	2,183
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	5.974%	2/15/41	5,179	5,789
4,7	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	3,144	3,146
4,6	Discover Card Execution Note Trust 2012-A4	0.522%	11/15/19	4,555	4,571
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,000	39,132
4,6	Discover Card Execution Note Trust 2013-A1	0.452%	8/17/20	18,000	17,998
4,8	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	10,900	10,895
7	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,285
4,7	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	5,242	5,273
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	3,157	3,157
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,200	2,203
4,7	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	2,200	2,206
4	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	4,000	4,007
4	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	3,050	3,051
4	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	4,730	4,766
4	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	543	545
4	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	1,210	1,219
4	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	1,850	1,842

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	900	892
4	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	1,700	1,702
4	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	800	790
4	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	600	592
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	2,000	2,010
4	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	1,650	1,659
4	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	1,850	1,890
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	2,800	2,784
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,856
4,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	4,620	4,636
4,7	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	1,400	1,398
4,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	8,785	8,985
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,033
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	2,600	2,601
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	6,100	6,104
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	24,000	23,760
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,602
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,902
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	5,700	5,707
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	2,100	2,102
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	820	821
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	663
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	711
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	290
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	2,000	1,991
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	900	900
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.652%	2/15/21	6,100	6,077
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	1,285	1,278
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	6,208	6,239
4,6	GE Capital Credit Card Master Note Trust Series 2011-2	1.152%	5/15/19	10,800	10,810
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	29,940
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,270
4,6	GE Dealer Floorplan Master Note Trust Series 2012-2	0.906%	4/22/19	13,000	13,091
4,6	GE Dealer Floorplan Master Note Trust Series 2012-4	0.596%	10/20/17	10,000	10,003
4,7	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	1,700	1,691
4,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	18,000	18,283
4,6,7	Golden Credit Card Trust 2012-3A	0.602%	7/17/17	7,422	7,439
4,6,7	Golden Credit Card Trust 2013-1A	0.402%	2/15/18	4,500	4,501
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,028
4,7	Great America Leasing Receivables 2011-1	2.340%	4/15/16	431	432
4,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	2,500	2,495
4,7	GS Mortgage Securities Trust 2010-C2	5.224%	12/10/43	1,370	1,507
4,7	GS Mortgage Securities Trust 2011-GC3	5.541%	3/10/44	2,650	2,981
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,226
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	6,450	6,325
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,138
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	3,700	3,658
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,549

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,000	2,067
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	844
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,500	3,488
4,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	7,930	8,232
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	7,500	7,868
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	17,800	17,607
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	3,120	3,135
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	3,240	3,287
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	1,455	1,471
4,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	1,900	1,904
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	550	549
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,722
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	1,000	1,004
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,198
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,390
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,940
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,689
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,143
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,181
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.502%	5/15/18	4,000	4,006
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.802%	5/15/18	1,400	1,394
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	4,466	4,497
6	Illinois Student Assistance Commission Series 2010-1	1.284%	4/25/22	9,257	9,379
4,6,7	Invitation Homes 2014-SFR1 Trust	1.654%	6/17/31	4,400	4,421
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,000	5,972
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	2,903	3,088
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.866%	4/15/45	3,629	3,901
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	25,084	27,397
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	4,459	4,936
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	3,277	3,577
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	2,691	2,985
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	10,030	10,808
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,250	1,313
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,256
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	2,313	2,600
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	2,730	3,005
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	7,058
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,990	5,526
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,491
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.323%	8/15/46	4,000	4,597
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	2,434	2,506
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	3,930	3,859
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,070	4,098
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,441

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	5,931
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,577
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	980	1,028
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	2,135	2,315
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.008%	12/15/46	960	1,012
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	5,378	5,258
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,000	5,149
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.026%	7/15/45	5,000	5,206
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	1,300	1,340
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,400	1,479
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	2,300	2,371
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	419
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,890
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	1,300	1,383
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	3,920	4,190
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	7,000	7,406
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	643
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	2,500	2,685
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	1,000	1,036
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	680	698
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.775%	8/15/47	1,680	1,728
6	Kentucky Higher Education Student Loan Corp. 2013-2	0.752%	9/1/28	3,155	3,146
4,7	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	910	932
4,6,7	Lanark Master Issuer plc 2012-2A	1.628%	12/22/54	1,814	1,837
4,6,7	Lanark Master Issuer plc 2013-1A	0.728%	12/22/54	3,800	3,805
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	5,857	6,223
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	2,232	2,403
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	25,211	27,294
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	18,535	20,124
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	15,829	17,688
4,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	8,570	8,584
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,314
4,7	Master Credit Card Trust 2012-2A	1.970%	4/21/17	1,400	1,400
4,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	2,100	2,091
4,6	MBNA Credit Card Master Note Trust 2004-A3	0.412%	8/16/21	4,990	4,957
4,7	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	15,000	15,033
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	800	863
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	15,762	17,508
4	ML-CFC Commercial Mortgage Trust 2006-2	5.870%	6/12/46	863	930
4,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	2,880	2,896
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	7,445	7,501

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,050	2,102
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	5,616
4,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	6,000	5,820
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	1,800	1,860
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.218%	8/15/46	1,667	1,789
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	810	857
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,416
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	1,963
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	5,710	5,642
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,431
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,706
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	4,360	4,546
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	968
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.325%	6/15/47	2,400	2,471
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.758%	6/15/47	2,400	2,442
4,8	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	10,500	10,815
4,8	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	530	546
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	4,339	4,673
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	2,070	2,234
4	Morgan Stanley Capital I Trust 2007-IQ15	5.909%	6/11/49	7,399	8,156
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	5,529	6,091
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,513
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,000	6,013
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	1,050	1,073
4,7	Motor 2012 plc	1.286%	2/25/20	1,133	1,134
7	National Australia Bank Ltd.	2.000%	6/20/17	6,600	6,726
4,6	Navient Student Loan Trust 2014-1	0.905%	2/25/39	650	654
4,6,7	Navistar Financial Dealer Note Master Owner Trust
	Series 2013-1	0.825%	1/25/18	6,400	6,403
4,6	New Mexico Educational Assistance Foundation 2013-1	0.852%	1/2/25	5,442	5,416
4,6	Nissan Master Owner Trust Receivables Series 2013-A	0.452%	2/15/18	9,000	8,974
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	5,500	5,470
6	North Carolina State Education Assistance Authority
	2011-1	1.134%	1/26/26	4,735	4,772
4,6,7	PFS Financing Corp. 2014-AA	0.752%	2/15/19	1,600	1,603
4,6,7	Resimac MBS Trust 2014-1A	0.927%	12/12/45	4,600	4,614
4	Royal Bank of Canada	1.200%	9/19/18	5,750	5,722
4	Santander Drive Auto Receivables Trust 2013-1	1.760%	1/15/19	1,070	1,078
4	Santander Drive Auto Receivables Trust 2013-2	1.330%	3/15/18	1,350	1,356
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	5,500	5,558
4	Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,555	2,550
4	Santander Drive Auto Receivables Trust 2013-4	2.360%	4/15/20	2,385	2,391
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	4,395	4,394
4	Santander Drive Auto Receivables Trust 2013-5	2.250%	6/17/19	2,780	2,781
4,7,8	Silver Bay Realty 2014-1 Trust	0.000%	9/17/31	2,396	2,396
4,7,8	Silver Bay Realty 2014-1 Trust	0.000%	9/17/31	498	498
4,6,7	Silverstone Master Issuer plc 2010-1A	1.734%	1/21/55	18,475	18,732

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	SLM Student Loan Trust 2005-5	0.334%	4/25/25	3,811	3,788
4,6	SLM Student Loan Trust 2006-5	0.344%	1/25/27	3,000	2,949
4,6	SLM Student Loan Trust 2006-6	0.344%	10/27/25	6,500	6,379
4,6	SLM Student Loan Trust 2007-1	0.324%	1/26/26	24,625	24,012
4,7	SLM Student Loan Trust 2011-A	4.370%	4/17/28	1,700	1,818
4,7	SLM Student Loan Trust 2011-B	3.740%	2/15/29	10,500	11,030
4,6,7	SLM Student Loan Trust 2011-C	1.552%	12/15/23	1,901	1,913
4,7	SLM Student Loan Trust 2011-C	4.540%	10/17/44	5,450	5,840
4,6,7	SLM Student Loan Trust 2012-B	1.252%	12/15/21	1,444	1,451
4,7	SLM Student Loan Trust 2012-B	3.480%	10/15/30	4,550	4,718
4,6,7	SLM Student Loan Trust 2012-E	0.902%	10/16/23	7,461	7,485
4,6,7	SLM Student Loan Trust 2013-1	1.202%	5/17/27	5,400	5,435
4,7	SLM Student Loan Trust 2013-1	2.500%	3/15/47	1,800	1,711
4,6	SLM Student Loan Trust 2013-6	0.805%	6/26/28	4,500	4,525
4,7	SLM Student Loan Trust 2013-B	1.850%	6/17/30	3,000	2,949
4,7	SLM Student Loan Trust 2013-B	3.000%	5/16/44	3,000	2,889
4,7	SLM Student Loan Trust 2013-C	3.500%	6/15/44	2,000	1,967
4,6	SLM Student Loan Trust 2014-1	0.755%	2/26/29	1,150	1,156
4,7	SLM Student Loan Trust 2014-A	2.590%	1/15/26	900	911
4,7	SLM Student Loan Trust 2014-A	3.500%	11/15/44	800	778
4,7	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	2,578	2,586
4,7	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	1,336	1,348
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	5,700	5,706
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,000	1,993
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	4,200	4,175
4,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	3,102	3,321
4,6	South Carolina Student Loan Corp. Revenue 2010-1	1.234%	7/25/25	10,864	10,903
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,965
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	10,400	10,112
7	Stadshypotek AB	1.250%	5/23/18	1,930	1,902
4,7	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	900	898
4,6,7	Trade Maps_2013-1A	0.853%	12/10/18	6,460	6,472
4,6,7	Trade Maps_2013-1A	1.402%	12/10/18	1,225	1,232
4,6,7	Trade Maps_2013-1A	2.402%	12/10/18	670	678
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,256
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,000	6,042
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,055	4,932
4,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,000	7,900
4,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,157
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	684
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	506
4,7	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	1,200	1,214
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	11,033	11,707
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	3,951	4,267
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	23,835	25,575
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	3,658	3,956
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C33	5.941%	2/15/51	3,168	3,447
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	5,990	5,922
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,627
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	750	797
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	2,400	2,462
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	5,800	6,004
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	721
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,426
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,290	1,275
7	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,270
4,7	Westpac Banking Corp.	1.250%	12/14/18	2,450	2,439
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,450	5,905
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	4,930	4,837

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	5,400	5,537
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,364
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,283
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,170	6,063
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,864
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,198
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	600	617
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,900	1,988
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	371
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	3,365	3,489
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	1,895	1,984
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	6,340	6,758
4	WFRBS Commercial Mortgage Trust 2013-C18	4.674%	12/15/46	1,085	1,155
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	4,810	5,096
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	3,000	3,110
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	2,900	3,046
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,416
4,8	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	6,520	6,715
4,8	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	721
4,8	WFRBS Commercial Mortgage Trust 2014-C21	4.213%	8/15/47	610	628
4,8	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,410
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	170	176
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	3,200	3,378
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	3,967
4,6,7	World Omni Master Owner Trust 2013-1	0.502%	2/15/18	4,000	3,999
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,882,040)					1,910,160
Corporate Bonds (75.6%)
Finance (28.0%)
	Banking (18.3%)
	Abbey National Treasury Services plc	3.050%	8/23/18	3,950	4,103
9	Abbey National Treasury Services plc	2.000%	1/14/19	7,750	10,771
	Abbey National Treasury Services plc	4.000%	3/13/24	46,000	47,124
	AgriBank FCB	9.125%	7/15/19	5,000	6,373
	American Express Bank FSB	6.000%	9/13/17	4,250	4,824
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,274
	American Express Centurion Bank	6.000%	9/13/17	5,060	5,740
	American Express Co.	6.150%	8/28/17	10,900	12,398
	American Express Co.	7.000%	3/19/18	12,000	14,118
	American Express Co.	2.650%	12/2/22	16,082	15,583
	Associates Corp. of North America	6.950%	11/1/18	8,855	10,492
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	8,000	8,095
7	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	11,817	13,130
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	16,000	16,357
7	Banco de Credito del Peru	4.250%	4/1/23	5,000	4,969
	Bank of America Corp.	6.500%	8/1/16	6,375	7,027
	Bank of America Corp.	6.400%	8/28/17	7,850	8,910
	Bank of America Corp.	6.000%	9/1/17	1,750	1,967
	Bank of America Corp.	5.750%	12/1/17	4,000	4,488
	Bank of America Corp.	6.875%	4/25/18	8,123	9,479
	Bank of America Corp.	5.650%	5/1/18	4,500	5,056
	Bank of America Corp.	6.875%	11/15/18	2,797	3,303
	Bank of America Corp.	2.600%	1/15/19	13,000	13,086
	Bank of America Corp.	7.625%	6/1/19	13,000	15,901
	Bank of America Corp.	5.625%	7/1/20	19,340	22,055
	Bank of America Corp.	5.875%	1/5/21	16,010	18,481
	Bank of America Corp.	5.000%	5/13/21	15,285	16,884
	Bank of America Corp.	5.700%	1/24/22	21,500	24,669
	Bank of America Corp.	3.300%	1/11/23	29,267	28,560
	Bank of America Corp.	4.100%	7/24/23	6,500	6,669
	Bank of America Corp.	4.125%	1/22/24	34,600	35,362
	Bank of America Corp.	4.000%	4/1/24	6,000	6,074

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America NA	5.300%	3/15/17	8,877	9,671
	Bank of America NA	6.100%	6/15/17	5,000	5,606
	Bank of Montreal	2.375%	1/25/19	5,000	5,050
	Bank of Montreal	2.550%	11/6/22	16,000	15,369
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,114
	Bank of New York Mellon Corp.	5.450%	5/15/19	6,580	7,515
	Bank of New York Mellon Corp.	4.600%	1/15/20	14,300	15,864
	Bank of New York Mellon Corp.	4.150%	2/1/21	9,000	9,752
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,702
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,489
	Bank of New York Mellon Corp.	3.400%	5/15/24	15,500	15,570
	Bank of Nova Scotia	2.050%	10/30/18	26,275	26,265
	Bank of Nova Scotia	2.050%	6/5/19	12,000	11,891
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,347
	Bank of Nova Scotia	2.800%	7/21/21	17,352	17,210
7	Banque Federative du Credit Mutuel SA	2.500%	10/29/18	10,800	10,917
	Barclays Bank plc	2.500%	2/20/19	1,840	1,856
	Barclays Bank plc	5.125%	1/8/20	18,125	20,329
	Barclays Bank plc	3.750%	5/15/24	71,613	71,638
	BB&T Corp.	4.900%	6/30/17	5,300	5,786
	BB&T Corp.	6.850%	4/30/19	5,714	6,882
	BB&T Corp.	5.250%	11/1/19	12,000	13,547
	BB&T Corp.	3.950%	3/22/22	7,500	7,891
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,279
	BNP Paribas SA	2.700%	8/20/18	4,000	4,074
	BNP Paribas SA	2.400%	12/12/18	7,000	7,009
	BNP Paribas SA	5.000%	1/15/21	54,350	60,423
	BNP Paribas SA	3.250%	3/3/23	28,735	28,258
	BPCE SA	2.500%	12/10/18	14,875	14,998
	BPCE SA	4.000%	4/15/24	46,690	47,306
	Branch Banking & Trust Co.	2.850%	4/1/21	5,000	5,002
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,454
	Capital One Financial Corp.	3.750%	4/24/24	3,000	3,016
	Capital One NA	1.500%	3/22/18	7,000	6,899
	Capital One NA	2.950%	7/23/21	12,000	11,856
	Citigroup Inc.	6.000%	8/15/17	3,000	3,371
	Citigroup Inc.	6.125%	11/21/17	12,491	14,186
	Citigroup Inc.	6.125%	5/15/18	15,000	17,157
	Citigroup Inc.	8.500%	5/22/19	19,317	24,393
	Citigroup Inc.	5.375%	8/9/20	31,422	35,737
	Citigroup Inc.	4.500%	1/14/22	46,600	50,214
	Citigroup Inc.	3.375%	3/1/23	21,000	20,738
	Citigroup Inc.	3.875%	10/25/23	19,700	20,005
	Citigroup Inc.	3.750%	6/16/24	12,000	11,926
	Citigroup Inc.	5.500%	9/13/25	9,000	9,899
[4,7,10]	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
	Comerica Inc.	3.800%	7/22/26	4,900	4,846
7	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,268
7	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,983
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	4,000	4,025
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	17,744	19,481
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	47,600	50,233
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	47,080	47,557
9	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	7/25/23	7,000	10,201
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	49,732	52,069
11	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	9/14/27	4,800	8,619
9	Coventry Building Society	2.500%	11/18/20	6,000	8,450
	Credit Suisse	6.000%	2/15/18	3,692	4,170
	Credit Suisse	2.300%	5/28/19	5,400	5,363
	Credit Suisse	5.300%	8/13/19	24,588	27,903
	Credit Suisse	4.375%	8/5/20	14,000	15,217
	Deutsche Bank AG	2.500%	2/13/19	4,000	4,036
	Deutsche Bank AG	3.700%	5/30/24	39,250	38,818
	Discover Bank	7.000%	4/15/20	3,665	4,374

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	First Niagara Financial Group Inc.	6.750%	3/19/20	4,720	5,408
	First Niagara Financial Group Inc.	7.250%	12/15/21	14,217	16,359
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,353
	Goldman Sachs Group Inc.	6.250%	9/1/17	3,000	3,397
	Goldman Sachs Group Inc.	5.950%	1/18/18	3,880	4,368
	Goldman Sachs Group Inc.	2.375%	1/22/18	3,000	3,037
	Goldman Sachs Group Inc.	6.150%	4/1/18	10,225	11,643
	Goldman Sachs Group Inc.	2.900%	7/19/18	55	56
	Goldman Sachs Group Inc.	7.500%	2/15/19	15,000	18,098
	Goldman Sachs Group Inc.	5.375%	3/15/20	17,155	19,318
	Goldman Sachs Group Inc.	6.000%	6/15/20	20,720	23,963
	Goldman Sachs Group Inc.	5.250%	7/27/21	39,887	44,318
9	Goldman Sachs Group Inc.	4.750%	10/12/21	8,000	12,263
	Goldman Sachs Group Inc.	5.750%	1/24/22	46,535	53,183
	Goldman Sachs Group Inc.	3.625%	1/22/23	13,300	13,223
	Goldman Sachs Group Inc.	4.000%	3/3/24	28,790	29,029
	Goldman Sachs Group Inc.	3.850%	7/8/24	6,500	6,465
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,689
	HSBC Bank USA NA	4.875%	8/24/20	24,478	27,213
	HSBC Holdings plc	5.100%	4/5/21	53,948	61,041
	HSBC Holdings plc	4.000%	3/30/22	30,100	31,900
	HSBC Holdings plc	4.250%	3/14/24	38,000	38,796
11	HSBC Holdings plc	6.500%	5/20/24	2,500	5,157
	HSBC USA Inc.	5.000%	9/27/20	8,158	8,980
	Intesa Sanpaolo SPA	3.875%	1/15/19	17,000	17,665
	Intesa Sanpaolo SPA	5.250%	1/12/24	6,000	6,479
7	Intesa Sanpaolo SPA	5.017%	6/26/24	15,000	14,829
	JPMorgan Chase & Co.	6.125%	6/27/17	3,000	3,365
	JPMorgan Chase & Co.	6.000%	1/15/18	6,000	6,816
	JPMorgan Chase & Co.	1.800%	1/25/18	8,100	8,097
	JPMorgan Chase & Co.	1.625%	5/15/18	3,395	3,357
	JPMorgan Chase & Co.	2.350%	1/28/19	3,500	3,515
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	12,454
	JPMorgan Chase & Co.	4.950%	3/25/20	21,496	23,924
	JPMorgan Chase & Co.	4.400%	7/22/20	18,510	20,029
	JPMorgan Chase & Co.	4.250%	10/15/20	20,480	21,999
	JPMorgan Chase & Co.	4.625%	5/10/21	22,450	24,545
	JPMorgan Chase & Co.	4.350%	8/15/21	14,235	15,309
	JPMorgan Chase & Co.	4.500%	1/24/22	25,000	27,135
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	23,325
	JPMorgan Chase & Co.	3.200%	1/25/23	9,625	9,439
	JPMorgan Chase & Co.	3.875%	2/1/24	4,400	4,498
	JPMorgan Chase & Co.	3.625%	5/13/24	14,750	14,701
4	JPMorgan Chase & Co.	6.125%	12/29/49	8,720	8,894
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,308
	JPMorgan Chase Bank NA	6.000%	10/1/17	10,380	11,715
	KeyBank NA	1.650%	2/1/18	4,000	3,974
4,7	LBG Capital No.1 plc	8.000%	12/29/49	5,100	5,604
9	Leeds Building Society	2.625%	4/1/21	15,000	20,892
	Lloyds Bank plc	6.375%	1/21/21	16,892	20,278
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,555	9,887
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	7,500	7,531
	Morgan Stanley	5.950%	12/28/17	2,000	2,265
	Morgan Stanley	6.625%	4/1/18	5,700	6,592
	Morgan Stanley	7.300%	5/13/19	15,000	18,120
	Morgan Stanley	2.375%	7/23/19	6,000	5,943
	Morgan Stanley	5.625%	9/23/19	20,500	23,343
	Morgan Stanley	5.500%	1/26/20	16,035	18,173
	Morgan Stanley	5.500%	7/24/20	12,000	13,613
	Morgan Stanley	5.750%	1/25/21	24,000	27,635
	Morgan Stanley	5.500%	7/28/21	26,800	30,476
	Morgan Stanley	3.750%	2/25/23	7,000	7,064
	Morgan Stanley	3.875%	4/29/24	20,900	20,983
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	22,367

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MUFG Union Bank NA	5.950%	5/11/16	1,131	1,230
	MUFG Union Bank NA	2.125%	6/16/17	3,695	3,759
	National Australia Bank Ltd.	3.000%	1/20/23	26,820	26,104
	Northern Trust Co.	5.850%	11/9/17	7,280	8,227
	Northern Trust Co.	6.500%	8/15/18	4,000	4,654
	Northern Trust Corp.	3.450%	11/4/20	500	529
	Northern Trust Corp.	3.375%	8/23/21	13,036	13,593
	People's United Bank	4.000%	7/15/24	9,500	9,449
	People's United Financial Inc.	3.650%	12/6/22	18,905	18,951
	PNC Bank NA	6.000%	12/7/17	4,500	5,126
	PNC Bank NA	6.875%	4/1/18	12,085	14,141
	PNC Bank NA	2.200%	1/28/19	4,630	4,649
	PNC Bank NA	2.700%	11/1/22	32,000	30,702
	PNC Bank NA	2.950%	1/30/23	15,000	14,565
	PNC Bank NA	3.800%	7/25/23	15,750	16,190
	PNC Financial Services Group Inc.	2.854%	11/9/22	2,000	1,938
	PNC Funding Corp.	6.700%	6/10/19	12,000	14,420
	PNC Funding Corp.	5.125%	2/8/20	18,653	21,198
	PNC Funding Corp.	4.375%	8/11/20	23,000	25,178
	PNC Funding Corp.	3.300%	3/8/22	14,570	14,820
	Regions Bank	7.500%	5/15/18	8,775	10,346
	Regions Financial Corp.	2.000%	5/15/18	2,000	1,980
	Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	2,094
	Royal Bank of Scotland Group plc	6.100%	6/10/23	5,000	5,383
	Royal Bank of Scotland Group plc	5.125%	5/28/24	2,000	1,992
	Royal Bank of Scotland NV	4.650%	6/4/18	1,550	1,622
9	Royal Bank of Scotland plc	6.934%	4/9/18	5,040	7,801
	Royal Bank of Scotland plc	5.625%	8/24/20	43,626	49,767
	Royal Bank of Scotland plc	6.125%	1/11/21	24,500	28,691
	Santander Bank NA	8.750%	5/30/18	5,000	6,020
	State Street Corp.	1.350%	5/15/18	3,000	2,952
	State Street Corp.	4.375%	3/7/21	10,740	11,829
	State Street Corp.	3.100%	5/15/23	20,125	19,647
	State Street Corp.	3.700%	11/20/23	28,120	29,001
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	3,700	3,884
	Svenska Handelsbanken AB	2.500%	1/25/19	2,895	2,942
	UBS AG	4.875%	8/4/20	40,600	45,360
	US Bancorp	4.125%	5/24/21	24,013	26,009
	US Bancorp	3.000%	3/15/22	18,724	18,806
	US Bancorp	2.950%	7/15/22	35,200	34,453
	US Bancorp	3.700%	1/30/24	7,000	7,183
4	US Bank NA	3.778%	4/29/20	6,395	6,539
	Wachovia Bank NA	6.000%	11/15/17	8,000	9,120
	Wachovia Corp.	5.625%	10/15/16	8,000	8,746
	Wachovia Corp.	5.750%	6/15/17	4,280	4,802
	Wachovia Corp.	5.750%	2/1/18	11,025	12,487
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	1
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	1
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	5.625%	12/11/17	11,400	12,891
	Wells Fargo & Co.	2.150%	1/15/19	18,636	18,650
	Wells Fargo & Co.	4.600%	4/1/21	22,443	24,786
	Wells Fargo & Co.	3.500%	3/8/22	23,772	24,435
	Wells Fargo & Co.	3.450%	2/13/23	36,700	36,232
	Wells Fargo & Co.	4.125%	8/15/23	19,750	20,396
4	Wells Fargo & Co.	5.900%	12/29/49	3,650	3,814
	Westpac Banking Corp.	1.600%	1/12/18	3,390	3,378
	Westpac Banking Corp.	2.250%	7/30/18	9,010	9,134
	Westpac Banking Corp.	4.875%	11/19/19	32,795	36,717

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

	Brokerage (1.7%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,000	10,280
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,602
	Ameriprise Financial Inc.	5.300%	3/15/20	26,570	30,245
	Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,341
7	Apollo Management Holdings LP	4.000%	5/30/24	10,500	10,453
	BlackRock Inc.	4.250%	5/24/21	27,250	29,760
	BlackRock Inc.	3.375%	6/1/22	12,000	12,324
	BlackRock Inc.	3.500%	3/18/24	20,000	20,089
	Charles Schwab Corp.	4.450%	7/22/20	6,500	7,175
	Charles Schwab Corp.	3.225%	9/1/22	15,000	15,053
	Franklin Resources Inc.	4.625%	5/20/20	7,550	8,426
	Franklin Resources Inc.	2.800%	9/15/22	11,000	10,714
	IntercontinentalExchange Group Inc.	4.000%	10/15/23	34,330	35,791
	Invesco Finance plc	3.125%	11/30/22	30,485	30,351
	Invesco Finance plc	4.000%	1/30/24	21,300	22,390
	Jefferies Group LLC	6.875%	4/15/21	8,000	9,413
	Jefferies Group LLC	5.125%	1/20/23	5,000	5,317
	Legg Mason Inc.	3.950%	7/15/24	5,000	5,035
10	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Nomura Holdings Inc.	2.750%	3/19/19	9,950	10,028
	NYSE Euronext	2.000%	10/5/17	8,000	8,106
	Finance Companies (1.9%)
	Air Lease Corp.	3.375%	1/15/19	8,000	8,160
	Air Lease Corp.	3.875%	4/1/21	6,000	6,090
	CIT Group Inc.	3.875%	2/19/19	12,650	12,524
	General Electric Capital Corp.	2.300%	4/27/17	2,000	2,056
	General Electric Capital Corp.	5.625%	9/15/17	6,192	6,972
	General Electric Capital Corp.	5.625%	5/1/18	12,975	14,740
	General Electric Capital Corp.	6.000%	8/7/19	12,900	15,170
	General Electric Capital Corp.	5.500%	1/8/20	20,772	23,924
	General Electric Capital Corp.	5.550%	5/4/20	8,200	9,464
	General Electric Capital Corp.	4.375%	9/16/20	26,950	29,443
	General Electric Capital Corp.	4.625%	1/7/21	13,492	14,976
	General Electric Capital Corp.	5.300%	2/11/21	13,500	15,381
	General Electric Capital Corp.	4.650%	10/17/21	35,847	39,662
	General Electric Capital Corp.	3.150%	9/7/22	13,645	13,659
	General Electric Capital Corp.	3.100%	1/9/23	1,000	989
	General Electric Capital Corp.	3.450%	5/15/24	11,455	11,459
4	General Electric Capital Corp.	6.375%	11/15/67	7,000	7,788
	HSBC Finance Corp.	6.676%	1/15/21	63,939	76,151
	Navient Corp.	6.250%	1/25/16	9,000	9,498
	Navient Corp.	6.000%	1/25/17	9,020	9,665
	Navient Corp.	4.625%	9/25/17	5,000	5,160
	Insurance (3.9%)
	ACE INA Holdings Inc.	2.700%	3/13/23	7,695	7,433
	ACE INA Holdings Inc.	3.350%	5/15/24	20,000	20,024
	Aetna Inc.	6.500%	9/15/18	10,318	12,141
	Aetna Inc.	2.750%	11/15/22	24,000	23,126
	Aflac Inc.	4.000%	2/15/22	2,000	2,129
	Aflac Inc.	3.625%	6/15/23	16,000	16,254
	Alleghany Corp.	4.950%	6/27/22	2,586	2,812
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,241
	Allstate Corp.	3.150%	6/15/23	6,000	5,979
4	Allstate Corp.	5.750%	8/15/53	5,000	5,381
	Alterra Finance LLC	6.250%	9/30/20	8,000	9,193
	American Financial Group Inc.	9.875%	6/15/19	10,000	13,023
	American International Group Inc.	5.850%	1/16/18	7,174	8,130
	American International Group Inc.	8.250%	8/15/18	8,000	9,855
	American International Group Inc.	3.375%	8/15/20	3,000	3,108
	American International Group Inc.	6.400%	12/15/20	15,000	17,999
	American International Group Inc.	4.875%	6/1/22	16,650	18,426
	American International Group Inc.	4.125%	2/15/24	3,000	3,125

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,500	5,725
	Axis Specialty Finance LLC	5.875%	6/1/20	25,240	28,754
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	7,000	7,679
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,360	4,361
	Berkshire Hathaway Inc.	3.750%	8/15/21	20,000	21,276
	Berkshire Hathaway Inc.	3.400%	1/31/22	7,706	7,955
4	Chubb Corp.	6.375%	3/29/67	4,900	5,415
	CNA Financial Corp.	5.875%	8/15/20	5,000	5,799
	CNA Financial Corp.	3.950%	5/15/24	2,000	2,045
	Coventry Health Care Inc.	5.450%	6/15/21	27,000	31,246
	Genworth Holdings Inc.	7.700%	6/15/20	3,000	3,678
	Genworth Holdings Inc.	7.200%	2/15/21	3,000	3,640
	Genworth Holdings Inc.	7.625%	9/24/21	5,000	6,230
	Genworth Holdings Inc.	4.900%	8/15/23	3,000	3,195
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,258
	Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	11,000
7	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,737
	Loews Corp.	2.625%	5/15/23	8,000	7,524
	Manulife Financial Corp.	4.900%	9/17/20	24,150	26,411
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	7,000	9,054
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	5,000	5,244
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,500	1,493
7	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,036
	MetLife Inc.	4.750%	2/8/21	17,000	18,965
	MetLife Inc.	3.048%	12/15/22	7,000	6,914
	MetLife Inc.	4.368%	9/15/23	31,430	33,639
	MetLife Inc.	3.600%	4/10/24	25,005	25,383
	OneBeacon US Holdings Inc.	4.600%	11/9/22	7,269	7,457
	PartnerRe Finance A LLC	6.875%	6/1/18	3,857	4,448
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,705
	Principal Financial Group Inc.	8.875%	5/15/19	11,195	14,342
	ProAssurance Corp.	5.300%	11/15/23	5,000	5,393
4	Progressive Corp.	6.700%	6/15/67	6,500	7,183
4	Prudential Financial Inc.	5.875%	9/15/42	6,000	6,465
4	Prudential Financial Inc.	5.625%	6/15/43	7,875	8,426
4	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,553
	Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,494
	Reinsurance Group of America Inc.	4.700%	9/15/23	3,000	3,207
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,948
7	Swiss Re Treasury US Corp.	2.875%	12/6/22	2,000	1,910
	Torchmark Corp.	9.250%	6/15/19	3,000	3,818
	Trinity Acquisition plc	4.625%	8/15/23	3,000	3,133
	UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,898
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,452
	UnitedHealth Group Inc.	3.375%	11/15/21	8,000	8,250
	UnitedHealth Group Inc.	2.875%	3/15/22	34,316	34,060
	UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,586
	UnitedHealth Group Inc.	2.875%	3/15/23	14,000	13,623
	WellPoint Inc.	4.350%	8/15/20	2,000	2,165
	WellPoint Inc.	3.700%	8/15/21	3,090	3,227
	WellPoint Inc.	3.300%	1/15/23	4,000	3,961
	WR Berkley Corp.	4.625%	3/15/22	2,977	3,186
	Real Estate Investment Trusts (2.2%)
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	6,489
	American Campus Communities Operating Partnership
	LP	3.750%	4/15/23	2,000	1,970
	BioMed Realty LP	4.250%	7/15/22	3,082	3,177
	Boston Properties LP	3.125%	9/1/23	2,654	2,560
	Boston Properties LP	3.800%	2/1/24	1,050	1,054
	Camden Property Trust	4.875%	6/15/23	5,000	5,458
	Corporate Office Properties LP	3.600%	5/15/23	4,525	4,316
	CubeSmart LP	4.375%	12/15/23	5,725	5,880
	DDR Corp.	7.500%	4/1/17	1,750	2,006

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	DDR Corp.	3.375%	5/15/23	7,000	6,731
	Digital Realty Trust LP	5.250%	3/15/21	7,225	7,782
	Duke Realty LP	6.500%	1/15/18	5	6
	Duke Realty LP	3.875%	2/15/21	11,530	11,920
	Duke Realty LP	4.375%	6/15/22	11,838	12,399
	Federal Realty Investment Trust	3.000%	8/1/22	16,499	16,262
	Federal Realty Investment Trust	3.950%	1/15/24	3,700	3,825
7	Goodman Funding Pty Ltd.	6.375%	4/15/21	3,650	4,244
7	Goodman Funding Pty Ltd.	6.000%	3/22/22	8,155	9,296
	HCP Inc.	2.625%	2/1/20	7,000	6,945
	HCP Inc.	5.375%	2/1/21	11,600	13,086
	HCP Inc.	3.150%	8/1/22	2,000	1,963
	HCP Inc.	4.250%	11/15/23	3,000	3,106
	Health Care REIT Inc.	6.125%	4/15/20	5,000	5,789
	Health Care REIT Inc.	4.950%	1/15/21	8,000	8,787
	Health Care REIT Inc.	3.750%	3/15/23	5,000	4,983
	Healthcare Realty Trust Inc.	5.750%	1/15/21	5,000	5,642
	Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	12,795
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,000	1,987
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,030	12,834
	Highwoods Realty LP	3.200%	6/15/21	15,000	14,722
	Highwoods Realty LP	3.625%	1/15/23	5,065	4,985
	Liberty Property LP	4.750%	10/1/20	9,565	10,392
	Liberty Property LP	4.400%	2/15/24	4,000	4,166
	Mid-America Apartments LP	4.300%	10/15/23	2,000	2,076
	National Retail Properties Inc.	3.900%	6/15/24	11,000	11,096
7	Omega Healthcare Investors Inc.	4.950%	4/1/24	19,000	19,380
	ProLogis LP	4.250%	8/15/23	10,000	10,384
	Realty Income Corp.	4.650%	8/1/23	6,000	6,454
	Senior Housing Properties Trust	6.750%	12/15/21	4,000	4,660
	Simon Property Group LP	5.650%	2/1/20	31,200	36,191
	Simon Property Group LP	4.375%	3/1/21	18,394	20,162
	Simon Property Group LP	4.125%	12/1/21	20,822	22,372
	Simon Property Group LP	3.375%	3/15/22	7,000	7,156
	Simon Property Group LP	3.750%	2/1/24	29,000	29,569
	UDR Inc.	4.625%	1/10/22	3,455	3,708
					4,992,624
Industrial (41.2%)
	Basic Industry (3.3%)
	Air Products & Chemicals Inc.	4.375%	8/21/19	7,325	8,066
	Air Products & Chemicals Inc.	3.000%	11/3/21	10,235	10,258
	Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	6,932
	Airgas Inc.	3.650%	7/15/24	3,500	3,527
	Barrick Gold Corp.	3.850%	4/1/22	18,500	18,420
	Barrick Gold Corp.	4.100%	5/1/23	5,000	4,954
	Barrick North America Finance LLC	4.400%	5/30/21	11,930	12,476
	Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	1,062	1,175
11	BHP Billiton Finance Ltd.	3.250%	9/25/24	5,000	8,134
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	22,030	22,569
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,750	17,642
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	33,800	35,270
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,683
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,139
	CF Industries Inc.	7.125%	5/1/20	3,480	4,220
	CF Industries Inc.	3.450%	6/1/23	5,685	5,598
	Eastman Chemical Co.	4.500%	1/15/21	8,139	8,699
	EI du Pont de Nemours & Co.	4.625%	1/15/20	11,618	12,904
	EI du Pont de Nemours & Co.	3.625%	1/15/21	13,635	14,438
	EI du Pont de Nemours & Co.	4.250%	4/1/21	4,000	4,371
	EI du Pont de Nemours & Co.	2.800%	2/15/23	18,225	17,665
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	4,300	4,324
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	13,000	12,825
	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	16,000	15,861

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Glencore Funding LLC	4.125%	5/30/23	5,000	5,022
	Goldcorp Inc.	3.700%	3/15/23	4,000	3,938
	LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,967
	LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,897
	LyondellBasell Industries NV	5.750%	4/15/24	5,000	5,907
	Monsanto Co.	2.750%	7/15/21	10,000	9,915
	Monsanto Co.	3.375%	7/15/24	15,000	15,025
	Newmont Mining Corp.	3.500%	3/15/22	8,000	7,676
	Nucor Corp.	4.000%	8/1/23	5,000	5,147
	Plains Exploration & Production Co.	6.125%	6/15/19	1,355	1,499
	Plains Exploration & Production Co.	6.500%	11/15/20	5,863	6,471
	Plains Exploration & Production Co.	6.625%	5/1/21	2,597	2,899
	Plains Exploration & Production Co.	6.750%	2/1/22	4,870	5,503
	Plains Exploration & Production Co.	6.875%	2/15/23	9,148	10,566
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	7,410	8,821
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,110	3,493
	Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	11,455	11,669
	PPG Industries Inc.	3.600%	11/15/20	3,740	3,924
	PPG Industries Inc.	2.700%	8/15/22	1,605	1,561
	Praxair Inc.	4.500%	8/15/19	3,000	3,334
	Praxair Inc.	4.050%	3/15/21	8,000	8,632
	Praxair Inc.	3.000%	9/1/21	16,915	17,201
	Praxair Inc.	2.450%	2/15/22	11,215	10,842
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,000	3,912
	Rio Tinto Finance USA Ltd.	3.500%	11/2/20	11,500	12,086
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	16,935	18,275
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	22,820	24,082
	Rio Tinto Finance USA plc	3.500%	3/22/22	25,000	25,614
	Rio Tinto Finance USA plc	2.875%	8/21/22	20,000	19,521
7	Smurfit Kappa Acquisitions	4.875%	9/15/18	1,260	1,317
	Syngenta Finance NV	3.125%	3/28/22	8,895	9,016
	Teck Resources Ltd.	3.000%	3/1/19	2,000	2,037
	Teck Resources Ltd.	4.500%	1/15/21	2,000	2,094
	Teck Resources Ltd.	3.750%	2/1/23	7,500	7,253
	Vale Overseas Ltd.	5.625%	9/15/19	18,000	20,223
	Vale Overseas Ltd.	4.625%	9/15/20	5,000	5,303
	Vale Overseas Ltd.	4.375%	1/11/22	10,500	10,750
	Capital Goods (5.0%)
	ABB Finance USA Inc.	2.875%	5/8/22	5,000	4,945
7	ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,438
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,268
7	Airbus Group Finance BV	2.700%	4/17/23	18,000	17,367
9	Alstom SA	3.000%	7/8/19	4,400	6,348
	Boeing Capital Corp.	2.900%	8/15/18	6,907	7,249
	Boeing Capital Corp.	4.700%	10/27/19	4,032	4,520
	Boeing Co.	0.950%	5/15/18	9,985	9,744
	Boeing Co.	6.000%	3/15/19	2,750	3,213
	Boeing Co.	4.875%	2/15/20	21,680	24,500
	Boeing Co.	7.950%	8/15/24	4,168	5,783
7	Bombardier Inc.	4.750%	4/15/19	5,815	5,641
7	Bombardier Inc.	6.000%	10/15/22	4,550	4,482
11	Bouygues SA	5.500%	10/6/26	6,250	11,830
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,154
	Caterpillar Financial Services Corp.	1.250%	11/6/17	775	770
	Caterpillar Financial Services Corp.	5.450%	4/15/18	14,406	16,287
	Caterpillar Financial Services Corp.	3.750%	11/24/23	14,000	14,495
	Caterpillar Inc.	7.900%	12/15/18	10,215	12,704
	Caterpillar Inc.	3.900%	5/27/21	6,000	6,455
	Caterpillar Inc.	2.600%	6/26/22	2,220	2,151
	Caterpillar Inc.	3.400%	5/15/24	8,000	8,036
	Crane Co.	4.450%	12/15/23	2,000	2,102
	Danaher Corp.	5.400%	3/1/19	2,535	2,892
	Danaher Corp.	3.900%	6/23/21	19,577	21,037

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Deere & Co.	4.375%	10/16/19	11,850	13,108
	Deere & Co.	2.600%	6/8/22	25,000	24,297
	Dover Corp.	4.300%	3/1/21	7,000	7,672
7	Embraer Overseas Ltd.	5.696%	9/16/23	7,025	7,583
	Embraer SA	5.150%	6/15/22	8,000	8,631
	Emerson Electric Co.	4.875%	10/15/19	4,000	4,533
	Emerson Electric Co.	2.625%	2/15/23	17,990	17,532
	Flowserve Corp.	3.500%	9/15/22	5,000	4,908
	General Dynamics Corp.	3.875%	7/15/21	23,155	24,799
	General Dynamics Corp.	2.250%	11/15/22	21,925	20,673
	General Electric Co.	2.700%	10/9/22	47,000	45,866
	General Electric Co.	3.375%	3/11/24	10,425	10,544
	Harsco Corp.	5.750%	5/15/18	7,065	7,614
	Honeywell International Inc.	5.000%	2/15/19	7,409	8,359
	Honeywell International Inc.	4.250%	3/1/21	22,075	24,269
	Honeywell International Inc.	3.350%	12/1/23	9,040	9,188
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	7,320	7,851
	Illinois Tool Works Inc.	6.250%	4/1/19	9,950	11,742
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	7,000	7,345
	John Deere Capital Corp.	2.000%	1/13/17	9,500	9,721
	John Deere Capital Corp.	1.200%	10/10/17	1,250	1,242
	John Deere Capital Corp.	5.350%	4/3/18	3,000	3,379
	John Deere Capital Corp.	5.750%	9/10/18	8,000	9,215
	John Deere Capital Corp.	1.700%	1/15/20	7,000	6,806
	John Deere Capital Corp.	2.800%	3/4/21	7,005	7,037
	John Deere Capital Corp.	3.900%	7/12/21	12,180	13,055
	John Deere Capital Corp.	3.150%	10/15/21	8,050	8,219
	John Deere Capital Corp.	2.750%	3/15/22	12,800	12,682
	John Deere Capital Corp.	2.800%	1/27/23	4,000	3,921
	John Deere Capital Corp.	3.350%	6/12/24	10,000	10,029
	L-3 Communications Corp.	5.200%	10/15/19	8,500	9,414
	L-3 Communications Corp.	4.750%	7/15/20	4,000	4,319
	L-3 Communications Corp.	3.950%	5/28/24	2,000	1,980
	Lockheed Martin Corp.	3.350%	9/15/21	34,523	35,705
	Mohawk Industries Inc.	3.850%	2/1/23	15,000	15,048
	Owens Corning	6.500%	12/1/16	2,102	2,329
	Owens Corning	9.000%	6/15/19	1,179	1,477
	Precision Castparts Corp.	1.250%	1/15/18	12,735	12,586
	Precision Castparts Corp.	2.500%	1/15/23	22,000	21,033
	Raytheon Co.	6.400%	12/15/18	5,725	6,769
	Raytheon Co.	4.400%	2/15/20	5,845	6,424
	Raytheon Co.	3.125%	10/15/20	17,285	17,759
	Raytheon Co.	2.500%	12/15/22	23,300	22,302
	Republic Services Inc.	5.500%	9/15/19	7,400	8,443
	Republic Services Inc.	5.000%	3/1/20	4,400	4,934
	Republic Services Inc.	5.250%	11/15/21	4,000	4,533
	Republic Services Inc.	3.550%	6/1/22	3,000	3,081
	Rockwell Collins Inc.	3.100%	11/15/21	9,000	9,049
	Rockwell Collins Inc.	3.700%	12/15/23	2,300	2,382
	Roper Industries Inc.	2.050%	10/1/18	3,175	3,165
	Roper Industries Inc.	6.250%	9/1/19	2,700	3,151
	Roper Industries Inc.	3.125%	11/15/22	3,000	2,912
7	Schneider Electric SE	2.950%	9/27/22	20,425	20,068
	Stanley Black & Decker Inc.	2.900%	11/1/22	7,000	6,816
	United Technologies Corp.	1.800%	6/1/17	4,000	4,068
	United Technologies Corp.	4.500%	4/15/20	20,500	22,719
	United Technologies Corp.	3.100%	6/1/22	64,930	65,400
	Waste Management Inc.	7.375%	3/11/19	4,250	5,163
	Waste Management Inc.	2.900%	9/15/22	6,500	6,377
	Communication (5.6%)
	21st Century Fox America Inc.	6.900%	3/1/19	7,000	8,342
	21st Century Fox America Inc.	3.000%	9/15/22	10,000	9,653
	America Movil SAB de CV	5.000%	10/16/19	12,000	13,405

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	America Movil SAB de CV	5.000%	3/30/20	38,500	42,565
	America Movil SAB de CV	3.125%	7/16/22	39,300	38,602
	American Tower Corp.	4.500%	1/15/18	10,000	10,817
	American Tower Corp.	3.500%	1/31/23	11,000	10,695
	American Tower Corp.	5.000%	2/15/24	12,000	12,879
	AT&T Inc.	5.500%	2/1/18	6,085	6,856
	AT&T Inc.	2.375%	11/27/18	4,000	4,058
	AT&T Inc.	5.800%	2/15/19	4,849	5,604
	AT&T Inc.	2.300%	3/11/19	3,000	3,015
	AT&T Inc.	4.450%	5/15/21	22,500	24,740
	AT&T Inc.	3.875%	8/15/21	25,729	27,137
	AT&T Inc.	3.000%	2/15/22	43,396	43,005
	AT&T Inc.	2.625%	12/1/22	9,000	8,558
	AT&T Inc.	3.900%	3/11/24	27,000	27,751
9	AT&T Inc.	2.400%	3/15/24	3,000	4,154
9	Bharti Airtel International Netherlands BV	3.375%	5/20/21	5,000	6,905
	CBS Corp.	8.875%	5/15/19	3,458	4,419
	CBS Corp.	4.300%	2/15/21	3,000	3,203
	CBS Corp.	3.375%	3/1/22	3,000	2,986
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,685	5,661
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	14,399
	Comcast Corp.	5.700%	7/1/19	7,568	8,812
	Comcast Corp.	5.150%	3/1/20	23,720	27,021
	Comcast Corp.	3.125%	7/15/22	19,126	19,287
	Comcast Corp.	2.850%	1/15/23	9,487	9,336
	Comcast Corp.	3.600%	3/1/24	29,000	29,577
11	Deutsche Telekom International Finance BV	6.500%	4/8/22	3,000	6,075
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	7,500	8,378
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	9,375	10,145
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,637	11,787
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	8,800	9,007
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	13,000	13,607
	Discovery Communications LLC	4.375%	6/15/21	5,000	5,364
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	6,000	5,972
	Moody's Corp.	4.500%	9/1/22	16,700	17,583
	NBCUniversal Media LLC	5.150%	4/30/20	28,060	31,927
	NBCUniversal Media LLC	4.375%	4/1/21	34,710	38,018
	NBCUniversal Media LLC	2.875%	1/15/23	18,000	17,681
	Omnicom Group Inc.	4.450%	8/15/20	8,427	9,100
	Omnicom Group Inc.	3.625%	5/1/22	9,163	9,305
	Orange SA	2.750%	2/6/19	6,200	6,349
	Orange SA	4.125%	9/14/21	6,400	6,851
	Qwest Corp.	6.750%	12/1/21	12,628	14,574
	Rogers Communications Inc.	4.100%	10/1/23	9,000	9,288
7	Telecom Italia SPA	5.303%	5/30/24	10,000	9,692
	Telefonica Emisiones SAU	5.877%	7/15/19	9,000	10,338
	Telefonica Emisiones SAU	5.134%	4/27/20	13,000	14,435
	Telefonica Emisiones SAU	5.462%	2/16/21	16,000	18,012
	Telefonica Emisiones SAU	4.570%	4/27/23	10,205	10,787
	Thomson Reuters Corp.	4.300%	11/23/23	12,000	12,490
	Time Warner Cable Inc.	6.750%	7/1/18	6,000	7,033
	Time Warner Cable Inc.	8.250%	4/1/19	8,500	10,673
	Time Warner Cable Inc.	5.000%	2/1/20	13,363	14,884
	Time Warner Cable Inc.	4.125%	2/15/21	7,000	7,466
	Time Warner Cable Inc.	4.000%	9/1/21	10,000	10,597
	Time Warner Entertainment Co. LP	8.375%	3/15/23	4,000	5,352
	Time Warner Inc.	4.875%	3/15/20	5,000	5,546
	Time Warner Inc.	4.750%	3/29/21	6,500	7,175
	Time Warner Inc.	4.000%	1/15/22	5,000	5,218
	Verizon Communications Inc.	6.350%	4/1/19	8,806	10,329
	Verizon Communications Inc.	4.600%	4/1/21	18,000	19,708
	Verizon Communications Inc.	3.500%	11/1/21	10,971	11,257
	Verizon Communications Inc.	2.450%	11/1/22	7,200	6,744
	Verizon Communications Inc.	5.150%	9/15/23	31,000	34,334

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	4.150%	3/15/24	10,000	10,357
	Viacom Inc.	3.125%	6/15/22	4,365	4,308
	Viacom Inc.	4.250%	9/1/23	15,000	15,566
	Viacom Inc.	3.875%	4/1/24	8,000	8,044
	Vodafone Group plc	1.500%	2/19/18	11,750	11,629
	Vodafone Group plc	4.375%	3/16/21	4,500	4,878
	Vodafone Group plc	2.500%	9/26/22	16,885	15,794
	Vodafone Group plc	2.950%	2/19/23	15,000	14,454
	Walt Disney Co.	2.550%	2/15/22	3,000	2,946
	Walt Disney Co.	2.350%	12/1/22	10,000	9,549
	WPP Finance 2010	4.750%	11/21/21	5,000	5,495
	WPP Finance 2010	3.625%	9/7/22	3,172	3,264
	Consumer Cyclical (4.7%)
	American Honda Finance Corp.	2.125%	10/10/18	7,500	7,555
	AutoZone Inc.	4.000%	11/15/20	7,000	7,418
	AutoZone Inc.	3.700%	4/15/22	3,000	3,070
	AutoZone Inc.	2.875%	1/15/23	8,500	8,111
	Brinker International Inc.	3.875%	5/15/23	13,000	12,650
	Cummins Inc.	3.650%	10/1/23	7,500	7,757
7	Daimler Finance North America LLC	2.875%	3/10/21	11,605	11,634
7	Daimler Finance North America LLC	3.875%	9/15/21	3,506	3,725
7,8	Daimler Finance North America LLC	3.250%	8/1/24	6,500	6,410
	Darden Restaurants Inc.	4.500%	10/15/21	1,700	1,748
	Darden Restaurants Inc.	3.350%	11/1/22	1,600	1,538
	Dollar General Corp.	3.250%	4/15/23	8,500	8,086
	eBay Inc.	2.875%	8/1/21	8,385	8,280
	eBay Inc.	2.600%	7/15/22	10,000	9,531
	eBay Inc.	3.450%	8/1/24	12,885	12,729
	Ford Motor Credit Co. LLC	3.000%	6/12/17	5,250	5,450
	Ford Motor Credit Co. LLC	6.625%	8/15/17	13,056	14,896
	Ford Motor Credit Co. LLC	5.000%	5/15/18	17,348	19,098
	Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,953
	Ford Motor Credit Co. LLC	5.750%	2/1/21	19,545	22,549
	Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	20,891
	Ford Motor Credit Co. LLC	4.375%	8/6/23	5,000	5,278
	Gap Inc.	5.950%	4/12/21	25,000	28,518
	General Motors Co.	4.875%	10/2/23	5,000	5,200
	General Motors Financial Co. Inc.	3.500%	7/10/19	6,000	5,955
	General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	9,800
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	3,618	3,741
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	13,719
	Home Depot Inc.	2.700%	4/1/23	14,625	14,146
	Home Depot Inc.	3.750%	2/15/24	15,000	15,604
	Host Hotels & Resorts LP	3.750%	10/15/23	10,000	9,900
7	Kia Motors Corp.	3.625%	6/14/16	3,200	3,337
	L Brands Inc.	6.625%	4/1/21	3,628	4,018
	L Brands Inc.	5.625%	10/15/23	5,000	5,275
	Lowe's Cos. Inc.	3.750%	4/15/21	5,950	6,343
	Lowe's Cos. Inc.	3.800%	11/15/21	11,650	12,400
	Lowe's Cos. Inc.	3.120%	4/15/22	24,000	24,270
	Lowe's Cos. Inc.	3.875%	9/15/23	20,000	20,986
	Macy's Retail Holdings Inc.	3.875%	1/15/22	6,000	6,268
	Macy's Retail Holdings Inc.	2.875%	2/15/23	12,500	11,977
	Macy's Retail Holdings Inc.	4.375%	9/1/23	1,500	1,587
	Macy's Retail Holdings Inc.	3.625%	6/1/24	7,500	7,426
	Marriott International Inc.	6.375%	6/15/17	3,040	3,441
	Marriott International Inc.	3.000%	3/1/19	2,500	2,574
	Marriott International Inc.	3.250%	9/15/22	3,500	3,464
	MasterCard Inc.	2.000%	4/1/19	1,250	1,245
	MasterCard Inc.	3.375%	4/1/24	16,000	16,065
	McDonald's Corp.	3.625%	5/20/21	4,500	4,781
	McDonald's Corp.	2.625%	1/15/22	9,000	8,934
	Nordstrom Inc.	4.750%	5/1/20	15,000	16,564

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nordstrom Inc.	4.000%	10/15/21	7,500	7,989
	NVR Inc.	3.950%	9/15/22	10,000	10,079
	O'Reilly Automotive Inc.	4.625%	9/15/21	7,000	7,595
	O'Reilly Automotive Inc.	3.800%	9/1/22	4,000	4,102
	O'Reilly Automotive Inc.	3.850%	6/15/23	7,000	7,129
	PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,524
	QVC Inc.	3.125%	4/1/19	2,000	2,023
	QVC Inc.	4.850%	4/1/24	5,000	5,189
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,624
	Staples Inc.	2.750%	1/12/18	7,000	7,041
	Starbucks Corp.	2.000%	12/5/18	2,000	2,004
	Starbucks Corp.	3.850%	10/1/23	12,000	12,561
	Target Corp.	2.900%	1/15/22	4,500	4,486
	Target Corp.	3.500%	7/1/24	15,985	16,031
	TJX Cos. Inc.	6.950%	4/15/19	15,663	18,916
	TJX Cos. Inc.	2.750%	6/15/21	6,000	5,965
	TJX Cos. Inc.	2.500%	5/15/23	16,000	15,142
	Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,898
	Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,622
	Toyota Motor Credit Corp.	3.400%	9/15/21	12,460	12,861
	Toyota Motor Credit Corp.	3.300%	1/12/22	16,000	16,387
	Toyota Motor Credit Corp.	2.625%	1/10/23	6,000	5,814
	VF Corp.	3.500%	9/1/21	14,255	14,849
7	Volkswagen International Finance NV	4.000%	8/12/20	7,500	8,043
9	Volkswagen Leasing GmbH	2.625%	1/15/24	7,000	9,941
	Wal-Mart Stores Inc.	3.625%	7/8/20	5,515	5,901
	Wal-Mart Stores Inc.	3.250%	10/25/20	21,195	22,216
	Wal-Mart Stores Inc.	4.250%	4/15/21	14,824	16,284
9	Wal-Mart Stores Inc.	1.900%	4/8/22	7,000	9,661
	Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	54,958
	Wal-Mart Stores Inc.	3.300%	4/22/24	16,300	16,320
	Walgreen Co.	5.250%	1/15/19	4,125	4,629
	Walgreen Co.	3.100%	9/15/22	6,000	5,867
7	Wesfarmers Ltd.	1.874%	3/20/18	6,000	5,999
9	Wesfarmers Ltd.	2.750%	8/2/22	5,000	7,206
	Wyndham Worldwide Corp.	5.625%	3/1/21	2,500	2,801
	Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,071
	Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	1,991
	Consumer Noncyclical (9.5%)
	AbbVie Inc.	2.900%	11/6/22	8,025	7,735
7	Actavis Funding SCS	3.850%	6/15/24	10,000	9,979
	Actavis Inc.	3.250%	10/1/22	15,000	14,699
	Allergan Inc.	3.375%	9/15/20	9,000	8,938
	Allergan Inc.	2.800%	3/15/23	5,000	4,490
	Altria Group Inc.	9.700%	11/10/18	13,654	17,721
	Altria Group Inc.	9.250%	8/6/19	8,014	10,516
	Altria Group Inc.	4.750%	5/5/21	11,800	12,996
	Altria Group Inc.	2.850%	8/9/22	10,000	9,566
	Altria Group Inc.	4.000%	1/31/24	5,000	5,088
	AmerisourceBergen Corp.	4.875%	11/15/19	6,270	7,028
	AmerisourceBergen Corp.	3.500%	11/15/21	10,000	10,341
	AmerisourceBergen Corp.	3.400%	5/15/24	8,000	7,911
	Amgen Inc.	6.150%	6/1/18	5,000	5,757
	Amgen Inc.	2.200%	5/22/19	5,305	5,276
	Amgen Inc.	3.875%	11/15/21	7,850	8,209
	Amgen Inc.	3.625%	5/15/22	12,000	12,294
	Amgen Inc.	3.625%	5/22/24	14,000	14,011
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	90
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,536
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	20,382	19,557
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	28,000	28,642
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	5,570	6,845
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	10,405

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	42,210	48,324
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	18,286	20,593
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	46,177	44,475
	Archer-Daniels-Midland Co.	4.479%	3/1/21	7,750	8,543
	Avon Products Inc.	4.600%	3/15/20	3,350	3,376
	Avon Products Inc.	5.000%	3/15/23	2,500	2,438
7	BAT International Finance plc	9.500%	11/15/18	4,000	5,183
	Baxter International Inc.	5.375%	6/1/18	2,000	2,254
	Baxter International Inc.	4.500%	8/15/19	2,000	2,200
	Baxter International Inc.	4.250%	3/15/20	3,000	3,275
	Baxter International Inc.	2.400%	8/15/22	10,965	10,337
	Baxter International Inc.	3.200%	6/15/23	7,670	7,579
	Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,298
	Becton Dickinson & Co.	3.250%	11/12/20	7,000	7,248
	Becton Dickinson & Co.	3.125%	11/8/21	5,025	5,120
	Boston Scientific Corp.	6.000%	1/15/20	6,500	7,515
	Boston Scientific Corp.	4.125%	10/1/23	2,000	2,068
	Bottling Group LLC	5.125%	1/15/19	2,275	2,563
	Bristol-Myers Squibb Co.	2.000%	8/1/22	8,200	7,607
	Brown-Forman Corp.	1.000%	1/15/18	930	909
	Brown-Forman Corp.	2.250%	1/15/23	4,350	4,042
	Cardinal Health Inc.	4.625%	12/15/20	6,352	6,999
	Cardinal Health Inc.	3.200%	3/15/23	6,500	6,439
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,500	1,455
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,100
	Celgene Corp.	2.250%	5/15/19	2,925	2,909
	Celgene Corp.	3.950%	10/15/20	5,762	6,099
	Celgene Corp.	3.250%	8/15/22	7,000	6,973
	Celgene Corp.	3.625%	5/15/24	4,000	4,003
	Clorox Co.	3.800%	11/15/21	5,000	5,241
	Clorox Co.	3.050%	9/15/22	3,000	2,950
	Coca-Cola Co.	4.875%	3/15/19	9,200	10,372
	Coca-Cola Co.	3.150%	11/15/20	17,950	18,707
	Coca-Cola Co.	3.300%	9/1/21	34,245	35,570
	Coca-Cola Co.	3.200%	11/1/23	8,000	8,118
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,117
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,480
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	12,809
	Colgate-Palmolive Co.	2.300%	5/3/22	8,000	7,747
	Colgate-Palmolive Co.	1.950%	2/1/23	2,079	1,925
	Colgate-Palmolive Co.	2.100%	5/1/23	10,000	9,323
	ConAgra Foods Inc.	7.000%	4/15/19	3,200	3,812
	ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,897
	ConAgra Foods Inc.	3.200%	1/25/23	5,000	4,860
	Constellation Brands Inc.	3.750%	5/1/21	4,250	4,144
	Constellation Brands Inc.	4.250%	5/1/23	2,250	2,216
	Covidien International Finance SA	4.200%	6/15/20	5,000	5,447
	Covidien International Finance SA	3.200%	6/15/22	13,500	13,664
	Covidien International Finance SA	2.950%	6/15/23	25,330	24,643
	CR Bard Inc.	4.400%	1/15/21	13,000	14,119
	Delhaize Group SA	6.500%	6/15/17	5,880	6,612
	Delhaize Group SA	4.125%	4/10/19	5,000	5,300
	DENTSPLY International Inc.	4.125%	8/15/21	1,900	1,990
	Diageo Capital plc	4.828%	7/15/20	12,989	14,627
	Diageo Capital plc	2.625%	4/29/23	15,000	14,397
	Diageo Investment Corp.	2.875%	5/11/22	16,000	15,834
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	3,000	2,891
	Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,778
	Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,648
	Express Scripts Holding Co.	4.750%	11/15/21	13,625	15,028
	Express Scripts Holding Co.	3.900%	2/15/22	8,000	8,353
	Flowers Foods Inc.	4.375%	4/1/22	2,000	2,093
	General Mills Inc.	5.650%	2/15/19	3,000	3,443
	General Mills Inc.	3.150%	12/15/21	8,000	8,134

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Genzyme Corp.	5.000%	6/15/20	15,349	17,356
	Gilead Sciences Inc.	2.050%	4/1/19	3,815	3,800
	Gilead Sciences Inc.	4.400%	12/1/21	14,050	15,387
	Gilead Sciences Inc.	3.700%	4/1/24	13,175	13,492
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	7,400	8,429
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	12,000	11,627
	GlaxoSmithKline Capital plc	2.850%	5/8/22	24,000	23,548
7	Grupo Bimbo SAB de CV	3.875%	6/27/24	12,000	11,821
	Hasbro Inc.	6.300%	9/15/17	5,000	5,686
	Hasbro Inc.	3.150%	5/15/21	10,000	9,997
	Hershey Co.	4.850%	8/15/15	5,000	5,229
	Hershey Co.	4.125%	12/1/20	4,125	4,497
	HJ Heinz Co.	4.250%	10/15/20	2,100	2,087
	Hormel Foods Corp.	4.125%	4/15/21	3,350	3,629
	Kaiser Foundation Hospitals	3.500%	4/1/22	5,765	5,817
	Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,269
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,496
	Koninklijke Philips NV	3.750%	3/15/22	22,849	23,919
	Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,912
	Kraft Foods Group Inc.	3.500%	6/6/22	7,600	7,738
	Kroger Co.	2.200%	1/15/17	2,920	2,997
	Kroger Co.	3.300%	1/15/21	5,500	5,591
	Kroger Co.	3.400%	4/15/22	3,000	3,033
	Kroger Co.	3.850%	8/1/23	5,000	5,113
	Life Technologies Corp.	6.000%	3/1/20	5,000	5,786
	Lorillard Tobacco Co.	6.875%	5/1/20	7,065	8,338
	McKesson Corp.	7.500%	2/15/19	6,100	7,441
	McKesson Corp.	2.700%	12/15/22	8,469	8,049
	McKesson Corp.	2.850%	3/15/23	5,000	4,794
	Medco Health Solutions Inc.	7.125%	3/15/18	5,185	6,096
	Medtronic Inc.	4.450%	3/15/20	10,000	11,019
	Medtronic Inc.	3.125%	3/15/22	7,000	7,052
	Medtronic Inc.	2.750%	4/1/23	20,000	19,199
	Medtronic Inc.	3.625%	3/15/24	10,000	10,212
	Merck & Co. Inc.	6.000%	9/15/17	5,000	5,709
	Merck & Co. Inc.	3.875%	1/15/21	16,450	17,672
	Merck & Co. Inc.	2.400%	9/15/22	5,950	5,676
	Merck & Co. Inc.	2.800%	5/18/23	22,500	21,857
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	10,000	11,318
9	Mondelez International Inc.	2.375%	1/26/21	10,000	14,012
	Mondelez International Inc.	4.000%	2/1/24	11,000	11,445
	Mylan Inc.	2.600%	6/24/18	5,940	6,030
7	Mylan Inc.	3.125%	1/15/23	11,325	10,964
	Mylan Inc.	4.200%	11/29/23	7,850	8,097
	Newell Rubbermaid Inc.	2.050%	12/1/17	2,180	2,203
	Newell Rubbermaid Inc.	4.700%	8/15/20	5,000	5,382
	Novartis Capital Corp.	4.400%	4/24/20	15,000	16,576
	Novartis Capital Corp.	2.400%	9/21/22	29,555	28,273
	Novartis Capital Corp.	3.400%	5/6/24	10,000	10,078
	Novartis Securities Investment Ltd.	5.125%	2/10/19	2,894	3,272
	PepsiCo Inc.	5.000%	6/1/18	4,500	5,033
	PepsiCo Inc.	4.500%	1/15/20	13,800	15,396
	PepsiCo Inc.	3.125%	11/1/20	7,000	7,246
	PepsiCo Inc.	3.000%	8/25/21	17,990	18,247
	PepsiCo Inc.	2.750%	3/5/22	13,860	13,668
	PepsiCo Inc.	3.600%	3/1/24	18,000	18,417
	PerkinElmer Inc.	5.000%	11/15/21	8,000	8,650
7	Pernod Ricard SA	5.750%	4/7/21	2,250	2,574
7	Pernod Ricard SA	4.450%	1/15/22	5,000	5,307
7	Pernod Ricard SA	4.250%	7/15/22	5,000	5,228
	Pfizer Inc.	3.000%	6/15/23	15,000	14,809
	Pfizer Inc.	3.400%	5/15/24	11,737	11,927
	Pharmacia Corp.	6.500%	12/1/18	6,045	7,165
	Philip Morris International Inc.	4.500%	3/26/20	11,750	12,939

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Philip Morris International Inc.	2.900%	11/15/21	6,000	6,002
	Philip Morris International Inc.	2.500%	8/22/22	13,425	12,915
	Philip Morris International Inc.	2.625%	3/6/23	2,000	1,922
	Philip Morris International Inc.	3.600%	11/15/23	5,000	5,105
	Procter & Gamble Co.	2.300%	2/6/22	9,275	9,046
	Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,161
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,328
	Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,028
	Reynolds American Inc.	3.250%	11/1/22	5,011	4,805
7	Roche Holdings Inc.	6.000%	3/1/19	21,002	24,483
	Sanofi	4.000%	3/29/21	18,500	20,007
	St. Jude Medical Inc.	3.250%	4/15/23	37,138	36,706
	Stryker Corp.	4.375%	1/15/20	4,000	4,390
	Stryker Corp.	3.375%	5/15/24	9,000	8,948
	Sysco Corp.	2.600%	6/12/22	4,000	3,885
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	20,550	20,964
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	30,800	29,503
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	19,535	19,992
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	7,000	6,797
	Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,211
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,907
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	4,808
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,463
	Tyson Foods Inc.	4.500%	6/15/22	12,750	13,419
	Unilever Capital Corp.	4.800%	2/15/19	1,920	2,161
	Unilever Capital Corp.	4.250%	2/10/21	9,300	10,281
	Wyeth LLC	5.500%	2/15/16	5,000	5,361
	Zoetis Inc.	1.875%	2/1/18	4,000	3,990
	Zoetis Inc.	3.250%	2/1/23	10,000	9,865
	Energy (6.4%)
	Apache Corp.	3.625%	2/1/21	6,000	6,301
	Apache Corp.	3.250%	4/15/22	15,324	15,654
	Baker Hughes Inc.	7.500%	11/15/18	4,845	5,916
	Boardwalk Pipelines LP	5.750%	9/15/19	4,935	5,406
	BP Capital Markets plc	1.375%	5/10/18	2,000	1,972
	BP Capital Markets plc	4.750%	3/10/19	8,350	9,291
	BP Capital Markets plc	4.500%	10/1/20	20,500	22,516
	BP Capital Markets plc	4.742%	3/11/21	8,748	9,768
	BP Capital Markets plc	3.561%	11/1/21	31,470	32,558
	BP Capital Markets plc	3.245%	5/6/22	35,000	35,190
	BP Capital Markets plc	2.500%	11/6/22	11,500	10,900
	BP Capital Markets plc	2.750%	5/10/23	34,560	33,084
	BP Capital Markets plc	3.994%	9/26/23	5,000	5,270
	BP Capital Markets plc	3.814%	2/10/24	25,500	26,195
	Buckeye Partners LP	4.875%	2/1/21	5,000	5,440
	Cameron International Corp.	3.600%	4/30/22	1,335	1,366
	Cameron International Corp.	4.000%	12/15/23	5,000	5,184
	Cameron International Corp.	3.700%	6/15/24	5,000	5,035
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,292
	Chevron Corp.	4.950%	3/3/19	3,347	3,788
	Chevron Corp.	2.355%	12/5/22	39,000	37,282
	Chevron Corp.	3.191%	6/24/23	37,083	37,385
	ConocoPhillips	5.750%	2/1/19	11,935	13,791
	ConocoPhillips	6.000%	1/15/20	5,000	5,891
	ConocoPhillips Co.	2.400%	12/15/22	10,000	9,598
	Continental Resources Inc.	5.000%	9/15/22	7,000	7,503
	Continental Resources Inc.	4.500%	4/15/23	6,000	6,393
7	Continental Resources Inc.	3.800%	6/1/24	5,000	5,014
	DCP Midstream Operating LP	2.700%	4/1/19	1,430	1,442
	Devon Energy Corp.	6.300%	1/15/19	5,000	5,838
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	5,000	5,788
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	6,000	5,993
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,000	3,351

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	18,295	21,292
	El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	5,150	5,582
	El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	9,000	8,989
7	Enable Midstream Partners LP	3.900%	5/15/24	2,000	1,981
	Enbridge Energy Partners LP	6.500%	4/15/18	1,750	2,023
	Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,802
	Enbridge Energy Partners LP	4.200%	9/15/21	6,150	6,504
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,254
	Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,761
	Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,961
	Energy Transfer Partners LP	4.650%	6/1/21	12,850	13,848
	Energy Transfer Partners LP	5.200%	2/1/22	8,000	8,798
	Ensco plc	4.700%	3/15/21	14,300	15,493
	Enterprise Products Operating LLC	3.350%	3/15/23	5,500	5,461
4	Enterprise Products Operating LLC	8.375%	8/1/66	3,000	3,375
	EOG Resources Inc.	5.625%	6/1/19	10,250	11,837
	EOG Resources Inc.	4.400%	6/1/20	12,000	13,227
	EOG Resources Inc.	4.100%	2/1/21	11,000	11,928
	EOG Resources Inc.	2.625%	3/15/23	17,885	17,096
	EQT Corp.	8.125%	6/1/19	5,500	6,817
	Halliburton Co.	6.150%	9/15/19	4,631	5,483
	Halliburton Co.	3.250%	11/15/21	10,800	11,136
	Halliburton Co.	3.500%	8/1/23	5,000	5,110
	Hess Corp.	8.125%	2/15/19	5,075	6,331
	Hess Corp.	3.500%	7/15/24	5,000	4,960
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	1,230	1,392
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,100	2,110
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	8,227	9,787
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,678
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,240	1,271
	Nabors Industries Inc.	5.000%	9/15/20	3,319	3,689
	National Oilwell Varco Inc.	2.600%	12/1/22	34,000	32,579
	Nisource Finance Corp.	6.400%	3/15/18	1,463	1,680
	Nisource Finance Corp.	6.800%	1/15/19	1,500	1,774
	Nisource Finance Corp.	4.450%	12/1/21	3,225	3,463
	Nisource Finance Corp.	6.125%	3/1/22	5,000	5,905
	Noble Energy Inc.	8.250%	3/1/19	6,000	7,487
	Noble Holding International Ltd.	4.900%	8/1/20	5,000	5,486
	Noble Holding International Ltd.	3.950%	3/15/22	1,000	1,032
	Occidental Petroleum Corp.	4.100%	2/1/21	24,525	26,533
	Occidental Petroleum Corp.	3.125%	2/15/22	19,080	19,131
	Occidental Petroleum Corp.	2.700%	2/15/23	26,604	25,627
	ONEOK Partners LP	8.625%	3/1/19	2,000	2,513
	ONEOK Partners LP	3.375%	10/1/22	12,083	11,963
	Petro-Canada	6.050%	5/15/18	4,000	4,594
	Phillips 66	2.950%	5/1/17	4,000	4,174
	Phillips 66	4.300%	4/1/22	9,000	9,576
	Pioneer Natural Resources Co.	3.950%	7/15/22	5,000	5,220
	Pride International Inc.	6.875%	8/15/20	12,178	14,672
	Rowan Cos. Inc.	4.875%	6/1/22	8,000	8,591
	Schlumberger Investment SA	3.650%	12/1/23	33,000	34,104
	Shell International Finance BV	5.200%	3/22/17	2,680	2,968
	Shell International Finance BV	4.300%	9/22/19	16,000	17,770
	Shell International Finance BV	4.375%	3/25/20	14,035	15,606
	Shell International Finance BV	2.375%	8/21/22	39,609	38,362
	Shell International Finance BV	2.250%	1/6/23	3,500	3,320
	Shell International Finance BV	3.400%	8/12/23	5,000	5,115
	Southwestern Energy Co.	7.500%	2/1/18	5,000	5,888
	Southwestern Energy Co.	4.100%	3/15/22	5,000	5,262
	Talisman Energy Inc.	7.750%	6/1/19	3,000	3,700
	Talisman Energy Inc.	3.750%	2/1/21	3,300	3,403
	Total Capital Canada Ltd.	1.450%	1/15/18	7,700	7,664
	Total Capital Canada Ltd.	2.750%	7/15/23	7,000	6,796
	Total Capital International SA	2.750%	6/19/21	7,000	7,043

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Total Capital International SA	2.875%	2/17/22	28,500	28,385
	Total Capital International SA	2.700%	1/25/23	23,160	22,415
	Total Capital International SA	3.700%	1/15/24	10,000	10,318
	Total Capital International SA	3.750%	4/10/24	25,000	25,871
	Total Capital SA	4.450%	6/24/20	25,212	27,902
	Total Capital SA	4.125%	1/28/21	12,525	13,568
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,169
	Transocean Inc.	6.500%	11/15/20	5,000	5,696
	Transocean Inc.	6.375%	12/15/21	18,000	20,425
	Transocean Inc.	3.800%	10/15/22	5,000	4,840
	Valero Energy Corp.	9.375%	3/15/19	4,200	5,456
	Weatherford International Ltd.	9.625%	3/1/19	3,750	4,888
	Williams Partners LP	4.500%	11/15/23	11,000	11,610
	Other Industrial (0.0%)
7	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	4,400	4,747

	Technology (5.2%)
	Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,188
	Agilent Technologies Inc.	3.200%	10/1/22	10,000	9,640
	Agilent Technologies Inc.	3.875%	7/15/23	7,500	7,505
	Altera Corp.	1.750%	5/15/17	3,205	3,227
	Altera Corp.	2.500%	11/15/18	10,000	10,093
	Altera Corp.	4.100%	11/15/23	4,623	4,809
	Apple Inc.	2.850%	5/6/21	37,125	37,294
	Apple Inc.	2.400%	5/3/23	88,300	83,237
	Apple Inc.	3.450%	5/6/24	54,000	54,153
	Applied Materials Inc.	4.300%	6/15/21	13,615	14,744
	Baidu Inc.	3.250%	8/6/18	10,100	10,407
	Baidu Inc.	3.500%	11/28/22	13,000	12,711
	Broadcom Corp.	2.500%	8/15/22	15,000	14,144
	Broadcom Corp.	3.500%	8/1/24	6,485	6,428
	Cisco Systems Inc.	4.950%	2/15/19	11,800	13,266
	Cisco Systems Inc.	4.450%	1/15/20	25,000	27,585
	Cisco Systems Inc.	3.625%	3/4/24	15,000	15,304
	Corning Inc.	4.250%	8/15/20	9,000	9,770
	Corning Inc.	3.700%	11/15/23	15,000	15,457
	EMC Corp.	1.875%	6/1/18	6,700	6,689
	EMC Corp.	2.650%	6/1/20	12,455	12,407
	EMC Corp.	3.375%	6/1/23	15,500	15,371
	Equifax Inc.	6.300%	7/1/17	5,000	5,654
	Fidelity National Information Services Inc.	3.500%	4/15/23	9,165	9,013
	Fidelity National Information Services Inc.	3.875%	6/5/24	10,000	9,967
	Fiserv Inc.	3.500%	10/1/22	8,000	7,991
	Hewlett-Packard Co.	2.750%	1/14/19	6,250	6,368
	Hewlett-Packard Co.	3.750%	12/1/20	5,024	5,221
	Hewlett-Packard Co.	4.300%	6/1/21	20,000	21,294
	Hewlett-Packard Co.	4.375%	9/15/21	13,022	13,898
	Hewlett-Packard Co.	4.650%	12/9/21	9,500	10,307
	Intel Corp.	3.300%	10/1/21	34,900	35,921
	Intel Corp.	2.700%	12/15/22	28,000	27,089
	International Business Machines Corp.	1.625%	5/15/20	8,000	7,670
	International Business Machines Corp.	2.900%	11/1/21	13,000	13,097
	International Business Machines Corp.	1.875%	8/1/22	11,000	10,093
	International Business Machines Corp.	3.375%	8/1/23	31,000	31,167
	International Business Machines Corp.	3.625%	2/12/24	23,000	23,446
	Microsoft Corp.	2.125%	11/15/22	9,000	8,531
	Microsoft Corp.	2.375%	5/1/23	16,500	15,657
	Microsoft Corp.	3.625%	12/15/23	19,000	19,750
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	6,941
	Oracle Corp.	5.750%	4/15/18	4,160	4,756
	Oracle Corp.	2.375%	1/15/19	3,250	3,278
	Oracle Corp.	5.000%	7/8/19	14,000	15,791
	Oracle Corp.	3.875%	7/15/20	13,000	13,988

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	2.800%	7/8/21	18,000	17,896
	Oracle Corp.	2.500%	10/15/22	43,000	41,189
	Oracle Corp.	3.625%	7/15/23	24,000	24,684
	Oracle Corp.	3.400%	7/8/24	43,500	43,299
	Pitney Bowes Inc.	5.750%	9/15/17	707	788
	Pitney Bowes Inc.	4.625%	3/15/24	5,000	5,117
7	Seagate HDD Cayman	3.750%	11/15/18	5,670	5,727
7	Seagate HDD Cayman	4.750%	1/1/25	13,500	13,500
	Texas Instruments Inc.	2.250%	5/1/23	5,000	4,675
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,438
	Tyco Electronics Group SA	3.450%	8/1/24	7,000	6,950
	Verisk Analytics Inc.	4.125%	9/12/22	14,764	15,173
	Xerox Corp.	5.625%	12/15/19	8,000	9,113
	Xilinx Inc.	3.000%	3/15/21	19,000	19,005
	Transportation (1.5%)
4	American Airlines 2013-2 Class A Pass Through Trust	4.950%	1/15/23	6,608	7,136
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,236
	Canadian National Railway Co.	2.850%	12/15/21	7,380	7,397
	Canadian Pacific Railway Co.	7.250%	5/15/19	3,375	4,118
	Canadian Pacific Railway Co.	4.450%	3/15/23	5,085	5,558
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	5,325	5,856
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	1,941	2,080
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	339	362
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,383	1,594
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,449	1,663
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	4,003	4,694
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,474	1,570
	CSX Corp.	7.900%	5/1/17	5,000	5,857
	CSX Corp.	7.375%	2/1/19	3,375	4,103
	CSX Corp.	3.400%	8/1/24	5,000	4,985
4,12	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	1,959	2,301
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,140	2,504
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	4,293	5,033
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	7,308	8,167
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	3,372	3,667
7	ERAC USA Finance LLC	6.375%	10/15/17	6,370	7,296
7	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,236
7	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,401
7	ERAC USA Finance LLC	3.850%	11/15/24	3,000	2,996
11	Firstgroup plc	8.750%	4/8/21	3,000	6,378
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	3,525	3,525
	JB Hunt Transport Services Inc.	3.850%	3/15/24	10,695	10,932
[4,6,12]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.674%	5/15/18	2,465	2,410
	Ryder System Inc.	2.500%	3/1/17	2,000	2,053
	Ryder System Inc.	2.350%	2/26/19	8,120	8,127
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	3,872	4,482
	Union Pacific Corp.	4.000%	2/1/21	10,000	10,803
	Union Pacific Corp.	4.163%	7/15/22	5,255	5,717
	Union Pacific Corp.	2.950%	1/15/23	5,939	5,897
	Union Pacific Corp.	2.750%	4/15/23	6,448	6,289
	Union Pacific Corp.	3.646%	2/15/24	5,000	5,167
	Union Pacific Corp.	3.750%	3/15/24	17,970	18,653
	United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,976
	United Parcel Service Inc.	5.500%	1/15/18	5,100	5,766
	United Parcel Service Inc.	3.125%	1/15/21	22,500	23,312
	United Parcel Service Inc.	2.450%	10/1/22	40,700	39,305
					7,365,657
Utilities (6.4%)
	Electric (6.2%)
	Alabama Power Co.	3.375%	10/1/20	7,000	7,327
	Alabama Power Co.	3.550%	12/1/23	5,750	5,932

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ameren Illinois Co.	6.125%	11/15/17	1,650	1,894
	Ameren Illinois Co.	2.700%	9/1/22	22,449	22,088
	American Electric Power Co. Inc.	1.650%	12/15/17	4,770	4,775
	Appalachian Power Co.	5.000%	6/1/17	640	701
	Appalachian Power Co.	4.600%	3/30/21	3,000	3,330
	Arizona Public Service Co.	8.750%	3/1/19	10,850	13,870
	Arizona Public Service Co.	3.350%	6/15/24	8,200	8,217
	Baltimore Gas & Electric Co.	3.500%	11/15/21	8,925	9,319
	Baltimore Gas & Electric Co.	2.800%	8/15/22	13,600	13,335
	Baltimore Gas & Electric Co.	3.350%	7/1/23	12,575	12,725
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	8,380	9,517
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	8,000	8,186
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	7,330	6,965
	CenterPoint Energy Inc.	5.950%	2/1/17	3,115	3,444
	CenterPoint Energy Inc.	6.500%	5/1/18	2,000	2,319
	CMS Energy Corp.	6.550%	7/17/17	750	857
	CMS Energy Corp.	5.050%	2/15/18	4,730	5,224
	CMS Energy Corp.	8.750%	6/15/19	11,180	14,330
	CMS Energy Corp.	6.250%	2/1/20	3,255	3,845
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,504
	Commonwealth Edison Co.	1.950%	9/1/16	2,500	2,559
	Commonwealth Edison Co.	6.150%	9/15/17	1,570	1,792
	Commonwealth Edison Co.	5.800%	3/15/18	4,110	4,682
	Commonwealth Edison Co.	4.000%	8/1/20	19,071	20,497
	Commonwealth Edison Co.	3.400%	9/1/21	5,400	5,615
	Connecticut Light & Power Co.	5.650%	5/1/18	3,100	3,523
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	13,255
	Connecticut Light & Power Co.	2.500%	1/15/23	18,240	17,412
	Consumers Energy Co.	5.650%	9/15/18	1,000	1,145
	Consumers Energy Co.	6.125%	3/15/19	5,600	6,561
	Consumers Energy Co.	6.700%	9/15/19	6,319	7,621
	Consumers Energy Co.	5.650%	4/15/20	10,683	12,384
	Consumers Energy Co.	2.850%	5/15/22	15,640	15,569
	Consumers Energy Co.	3.375%	8/15/23	3,144	3,213
	DTE Electric Co.	3.450%	10/1/20	7,680	8,053
	DTE Electric Co.	3.900%	6/1/21	14,650	15,714
	DTE Electric Co.	2.650%	6/15/22	1,000	978
	DTE Electric Co.	3.375%	3/1/25	12,000	12,000
	Duke Energy Carolinas LLC	1.750%	12/15/16	2,875	2,933
	Duke Energy Carolinas LLC	7.000%	11/15/18	6,100	7,333
	Duke Energy Carolinas LLC	4.300%	6/15/20	12,915	14,203
	Duke Energy Carolinas LLC	3.900%	6/15/21	4,966	5,364
	Duke Energy Corp.	6.250%	6/15/18	4,272	4,936
	Duke Energy Florida Inc.	5.650%	6/15/18	6,005	6,832
	Duke Energy Florida Inc.	4.550%	4/1/20	12,345	13,671
	Duke Energy Florida Inc.	3.100%	8/15/21	4,400	4,482
	Duke Energy Indiana Inc.	3.750%	7/15/20	14,270	15,289
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,710
	Duke Energy Progress Inc.	5.300%	1/15/19	13,177	14,962
	Duke Energy Progress Inc.	3.000%	9/15/21	17,523	17,810
	Entergy Arkansas Inc.	3.750%	2/15/21	3,770	4,002
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,260	1,417
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	14,268
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	6,993
	Entergy Louisiana LLC	4.050%	9/1/23	5,400	5,704
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,589
	Exelon Generation Co. LLC	4.000%	10/1/20	4,000	4,184
	Exelon Generation Co. LLC	4.250%	6/15/22	5,000	5,177
	FirstEnergy Corp.	4.250%	3/15/23	7,410	7,349
7	FirstEnergy Transmission LLC	4.350%	1/15/25	10,090	10,228
	Florida Power & Light Co.	2.750%	6/1/23	9,200	8,977
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,045	5,448
	Georgia Power Co.	5.700%	6/1/17	1,185	1,326
	Georgia Power Co.	5.400%	6/1/18	8,000	8,999

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,010
	ITC Holdings Corp.	3.650%	6/15/24	7,000	6,957
7	Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,777
	Kentucky Utilities Co.	3.250%	11/1/20	9,740	10,056
	LG&E & KU Energy LLC	3.750%	11/15/20	13,086	13,688
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,453
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,070
	MidAmerican Energy Co.	5.300%	3/15/18	7,997	8,980
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,736
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	8,533
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	9,980	13,302
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,450	5,414
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	12,340	12,452
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	8,737	8,851
	Nevada Power Co.	6.500%	8/1/18	2,337	2,745
	Nevada Power Co.	7.125%	3/15/19	7,350	8,917
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,341
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	3,000	3,007
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	8,755	9,489
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	930	934
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,850	2,821
7	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,916
	Northeast Utilities	2.800%	5/1/23	2,000	1,918
	Northern States Power Co.	2.150%	8/15/22	3,000	2,841
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,384
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,333
	NSTAR LLC	4.500%	11/15/19	7,000	7,687
	NV Energy Inc.	6.250%	11/15/20	12,485	14,795
9	Origin Energy Finance Ltd.	3.500%	10/4/21	2,500	3,687
	Pacific Gas & Electric Co.	3.500%	10/1/20	29,000	30,371
	Pacific Gas & Electric Co.	4.250%	5/15/21	15,200	16,488
	Pacific Gas & Electric Co.	3.250%	9/15/21	4,050	4,163
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,195
	Pacific Gas & Electric Co.	3.250%	6/15/23	10,500	10,472
	PacifiCorp	5.500%	1/15/19	11,244	12,826
	PacifiCorp	3.850%	6/15/21	20,344	21,754
	PacifiCorp	2.950%	2/1/22	5,954	5,984
	Pennsylvania Electric Co.	6.050%	9/1/17	1,415	1,596
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,246
	Potomac Electric Power Co.	3.600%	3/15/24	6,400	6,581
	PPL Capital Funding Inc.	3.950%	3/15/24	3,500	3,597
	PPL Electric Utilities Corp.	3.000%	9/15/21	15,868	16,127
7	PPL WEM Holdings plc	3.900%	5/1/16	2,875	3,003
7	PPL WEM Holdings plc	5.375%	5/1/21	3,000	3,380
	Progress Energy Inc.	3.150%	4/1/22	1,500	1,506
	Public Service Co. of Colorado	5.800%	8/1/18	3,280	3,773
	Public Service Co. of Colorado	5.125%	6/1/19	2,500	2,841
	Public Service Co. of Colorado	3.200%	11/15/20	5,000	5,169
	Public Service Co. of Colorado	2.250%	9/15/22	5,000	4,733
	Public Service Co. of New Mexico	7.950%	5/15/18	1,398	1,677
	Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,417
	Public Service Electric & Gas Co.	2.375%	5/15/23	10,325	9,772
	Puget Energy Inc.	6.500%	12/15/20	17,000	20,268
	Puget Energy Inc.	6.000%	9/1/21	4,235	4,952
	Puget Energy Inc.	5.625%	7/15/22	7,235	8,301
	SCANA Corp.	6.250%	4/1/20	8,500	9,835
	SCANA Corp.	4.750%	5/15/21	7,900	8,583
	Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,729
	Southern California Edison Co.	3.875%	6/1/21	11,156	11,993
	Southern California Edison Co.	3.500%	10/1/23	17,500	17,990
	Southwestern Electric Power Co.	5.550%	1/15/17	3,000	3,299
	Southwestern Electric Power Co.	6.450%	1/15/19	2,118	2,482
	Tampa Electric Co.	5.400%	5/15/21	13,000	15,121
	Tampa Electric Co.	2.600%	9/15/22	4,070	3,943

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TECO Finance Inc.	5.150%	3/15/20	14,332	16,052
	UIL Holdings Corp.	4.625%	10/1/20	7,000	7,424
	Union Electric Co.	6.400%	6/15/17	3,000	3,389
	Union Electric Co.	6.700%	2/1/19	2,427	2,890
	Union Electric Co.	3.500%	4/15/24	5,410	5,528
	Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,705
	Virginia Electric & Power Co.	5.400%	4/30/18	6,137	6,934
	Virginia Electric & Power Co.	5.000%	6/30/19	3,930	4,425
	Virginia Electric & Power Co.	3.450%	9/1/22	3,000	3,126
	Westar Energy Inc.	5.100%	7/15/20	10,100	11,386
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,425
4	Wisconsin Energy Corp.	6.250%	5/15/67	6,415	6,680
	Wisconsin Power & Light Co.	5.000%	7/15/19	4,500	5,076
	Xcel Energy Inc.	5.613%	4/1/17	2,079	2,305
	Natural Gas (0.2%)
	Atmos Energy Corp.	8.500%	3/15/19	5,000	6,341
7	Centrica plc	4.000%	10/16/23	2,170	2,192
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,868
	Sempra Energy	2.300%	4/1/17	1,094	1,120
	Sempra Energy	6.150%	6/15/18	5,938	6,849
	Sempra Energy	9.800%	2/15/19	4,340	5,697
	Sempra Energy	2.875%	10/1/22	7,000	6,835
	Sempra Energy	3.550%	6/15/24	2,000	2,009
	Sunoco Logistics Partners Operations LP	4.650%	2/15/22	3,485	3,749
					1,149,729
Total Corporate Bonds (Cost $13,117,501)					13,508,010
Sovereign Bonds (U.S. Dollar-Denominated) (3.5%)
7	Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,137
7	Abu Dhabi National Energy Co.	3.625%	1/12/23	1,000	1,003
7	Aruba	4.625%	9/14/23	1,000	1,010
	Asian Development Bank	1.125%	3/15/17	4,000	4,019
	Asian Development Bank	1.875%	10/23/18	3,000	3,035
	Banco do Brasil SA	3.875%	10/10/22	1,000	938
7	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	4,500	4,648
7	Bank Nederlandse Gemeenten	1.375%	9/27/17	1,500	1,505
7	Bank Nederlandse Gemeenten	2.500%	1/23/23	1,000	973
7	Bank of China Hong Kong Ltd.	3.750%	11/8/16	920	962
7	Bermuda	5.603%	7/20/20	2,300	2,542
7	Bermuda	4.138%	1/3/23	2,000	1,993
7	Bermuda	4.854%	2/6/24	1,000	1,037
	Canada	0.875%	2/14/17	5,000	4,993
	Cayman Islands	5.950%	11/24/19	500	570
7	CDP Financial Inc.	3.150%	7/24/24	8,000	7,902
7	CEZ AS	4.250%	4/3/22	1,000	1,047
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,567
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,000	1,018
7	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	967
	Corp. Andina de Fomento	3.750%	1/15/16	11,500	11,838
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,473
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,500	1,542
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,075
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	1,500	1,586
7	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	2,000	2,050
	Ecopetrol SA	5.875%	9/18/23	2,000	2,239
7	Electricite de France	6.000%	1/22/14	50	57
4,7	ENA Norte Trust	4.950%	4/25/28	1,834	1,885
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	4,200	4,315
	European Investment Bank	2.250%	3/15/16	8,000	8,228
	European Investment Bank	2.125%	7/15/16	10,000	10,293
	European Investment Bank	2.875%	9/15/20	20,000	20,762
	European Investment Bank	2.500%	4/15/21	7,000	7,101
	European Investment Bank	3.250%	1/29/24	2,000	2,070

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,069
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,072
	Export-Import Bank of Korea	4.000%	1/11/17	10,000	10,635
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,077
	Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,244
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,058
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,124
	Federative Republic of Brazil	5.625%	1/7/41	1,200	1,273
8	Federative Republic of Brazil	5.000%	1/27/45	5,070	4,876
	FMS Wertmanagement AoeR	1.625%	11/20/18	5,000	4,998
	Inter-American Development Bank	3.000%	2/21/24	6,425	6,589
	International Finance Corp.	1.000%	4/24/17	6,700	6,682
	International Finance Corp.	1.750%	9/4/18	3,000	3,022
7	IPIC GMTN Ltd.	5.500%	3/1/22	800	915
13	Japan Bank for International Cooperation	2.500%	5/18/16	8,000	8,271
13	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,059
	KazMunayGas National Co. JSC	11.750%	1/23/15	2,000	2,095
7	KazMunayGas National Co. JSC	4.400%	4/30/23	2,000	2,002
	KazMunayGas National Co. JSC	5.750%	4/30/43	550	542
14	KFW	1.250%	2/15/17	4,000	4,032
14	KFW	1.000%	6/11/18	11,750	11,531
14	KFW	2.750%	10/1/20	3,000	3,093
14	KFW	2.625%	1/25/22	9,000	9,091
14	KFW	2.000%	10/4/22	2,000	1,916
7	Kommunalbanken AS	1.000%	9/26/17	1,500	1,488
	Korea Development Bank	3.875%	5/4/17	5,000	5,303
	Korea Development Bank	1.500%	1/22/18	2,000	1,969
	Korea Finance Corp.	3.250%	9/20/16	1,000	1,041
	Korea Finance Corp.	4.625%	11/16/21	2,000	2,197
7	Korea Land & Housing Corp.	1.875%	8/2/17	5,000	5,011
7	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,346
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,035
7	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,796
14	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,149
14	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	1,942
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,324
	North American Development Bank	2.300%	10/10/18	1,500	1,511
	North American Development Bank	2.400%	10/26/22	1,300	1,224
7	OCP SA	5.625%	4/25/24	1,200	1,254
7	Ooredoo International Finance Ltd.	4.750%	2/16/21	1,500	1,633
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	700	673
4	Oriental Republic of Uruguay	5.100%	6/18/50	1,200	1,184
	Pemex Project Funding Master Trust	5.750%	3/1/18	12,500	13,987
7	Pertamina Persero PT	6.000%	5/3/42	1,000	985
7	Pertamina Persero PT	6.450%	5/30/44	300	314
	Petrobras Global Finance BV	4.875%	3/17/20	8,900	9,095
	Petrobras Global Finance BV	6.250%	3/17/24	3,100	3,268
	Petrobras International Finance Co.	5.875%	3/1/18	13,330	14,459
	Petrobras International Finance Co.	5.750%	1/20/20	28,575	30,364
	Petrobras International Finance Co.	5.375%	1/27/21	15,275	15,711
	Petroleos Mexicanos	8.000%	5/3/19	3,200	3,916
	Petroleos Mexicanos	6.000%	3/5/20	7,000	7,895
	Petroleos Mexicanos	5.500%	1/21/21	6,500	7,170
	Petroleos Mexicanos	4.875%	1/24/22	16,000	17,072
	Petroleos Mexicanos	3.500%	1/30/23	2,000	1,930
7	Petronas Capital Ltd.	5.250%	8/12/19	2,000	2,253
	Province of British Columbia	2.650%	9/22/21	1,500	1,511
	Province of Manitoba	1.750%	5/30/19	2,000	1,975
	Province of New Brunswick	2.750%	6/15/18	2,500	2,597
	Province of Ontario	1.000%	7/22/16	3,575	3,596
	Province of Ontario	3.000%	7/16/18	15,000	15,723
	Province of Ontario	4.000%	10/7/19	4,500	4,892
	PTT Public Co. Ltd.	3.375%	10/25/22	2,000	1,912
7,15	Qatari Diar Finance QSC	3.500%	7/21/15	500	512

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Quebec	2.750%	8/25/21	10,500	10,493
	Quebec	2.625%	2/13/23	5,700	5,513
7	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,744
	Republic of Chile	3.250%	9/14/21	4,700	4,840
	Republic of Colombia	7.375%	1/27/17	3,000	3,421
	Republic of Colombia	4.375%	7/12/21	14,200	15,123
	Republic of Colombia	8.125%	5/21/24	9,700	12,974
	Republic of Hungary	7.625%	3/29/41	1,200	1,527
7	Republic of Iceland	4.875%	6/16/16	1,000	1,051
	Republic of Indonesia	5.875%	3/13/20	6,700	7,479
	Republic of Indonesia	6.625%	2/17/37	655	754
7	Republic of Indonesia	6.625%	2/17/37	1,000	1,155
	Republic of Italy	4.750%	1/25/16	1,000	1,056
	Republic of Italy	5.250%	9/20/16	13,500	14,630
	Republic of Korea	7.125%	4/16/19	1,500	1,836
7	Republic of Latvia	2.750%	1/12/20	1,000	980
	Republic of Namibia	5.500%	11/3/21	7,300	7,847
7	Republic of Namibia	5.500%	11/3/21	500	539
4	Republic of Peru	6.550%	3/14/37	2,500	3,131
	Republic of Philippines	7.750%	1/14/31	3,200	4,451
	Republic of Poland	3.875%	7/16/15	3,000	3,087
	Republic of Poland	6.375%	7/15/19	7,000	8,278
	Republic of Poland	5.125%	4/21/21	7,000	7,841
	Republic of Poland	4.000%	1/22/24	3,250	3,360
	Republic of Portugal	5.125%	10/15/24	2,750	2,746
7	Republic of Serbia	5.875%	12/3/18	550	583
	Republic of South Africa	6.875%	5/27/19	2,000	2,299
	Republic of Turkey	7.250%	3/15/15	6,000	6,223
	Republic of Turkey	7.000%	9/26/16	18,250	20,134
	Republic of Turkey	7.500%	7/14/17	1,000	1,136
	Republic of Turkey	7.000%	6/5/20	7,200	8,379
	Republic of Turkey	5.625%	3/30/21	6,150	6,716
	Rosneft Oil Co. via Rosneft International Finance Ltd.	4.199%	3/6/22	2,000	1,705
4	Russian Federation	7.500%	3/31/30	3,425	3,875
7	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	2,000	2,045
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,857
	State of Israel	5.125%	3/26/19	2,550	2,868
	State of Israel	3.150%	6/30/23	2,000	1,978
7	State of Qatar	5.250%	1/20/20	1,000	1,134
	Statoil ASA	2.450%	1/17/23	3,000	2,874
	Statoil ASA	3.950%	5/15/43	1,000	974
	Statoil ASA	4.800%	11/8/43	2,000	2,225
	Svensk Exportkredit AB	1.750%	10/20/15	3,000	3,051
7	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	958
	United Mexican States	5.550%	1/21/45	3,500	3,946
	United Mexican States	5.750%	10/12/10	5,800	6,192
	Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,500	1,498
	VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	2,000	1,970
Total Sovereign Bonds (Cost $622,122)					634,339
Taxable Municipal Bonds (0.3%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	4,023
	California GO	5.750%	3/1/17	2,000	2,238
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,257
	Illinois GO	5.365%	3/1/17	1,000	1,089
	Illinois GO	5.000%	1/1/23	1,835	1,956
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	1,000	1,000
	Johns Hopkins University Maryland GO	5.250%	7/1/19	713	814

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	12,000	12,485
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	5,475	5,720
6	Mississippi GO (Nissan North America, Inc. Project)	0.852%	11/1/17	5,520	5,530
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	1,565	1,639
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.125%	2/1/24	1,500	1,683
	New York State Dormitory Authority Revenue
	(Employer Assessment)	3.892%	12/1/24	2,000	2,075
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,423
	San Diego County CA Regional Airport Authority
	Revenue	3.730%	7/1/21	800	802
6	South Carolina Public Service Authority Revenue	1.027%	6/1/15	8,250	8,257
	Texas GO	3.682%	8/1/24	2,000	2,086
	University of California Revenue	2.054%	5/15/18	500	509
	University of California Revenue	2.300%	5/15/21	1,000	972
Total Taxable Municipal Bonds (Cost $54,970)					56,558
Tax-Exempt Municipal Bonds (0.0%)
7	Louisiana Public Facilities Authority Dock & Wharf
	Revenue (Impala Warehousing LLC Project) (Cost
	$3,300)	6.500%	7/1/36	3,300	3,494

					Market
					Value
		Coupon		Shares	($000)

Convertible Preferred Stocks (0.0%)
*,10	Lehman Brothers Holdings Inc. Pfd. (Cost $8,571)	7.250%		8,740	—

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014
Temporary Cash Investment (2.9%)
Money Market Fund (2.9%)
16 Vanguard Market Liquidity Fund (Cost
$511,641)	0.118%		511,640,717	511,641

				Market
		Expiration		Value
		Date	Contracts	($000)
Options on Futures Purchased
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/1/14	154	2
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		8/22/14	154	29
Total Options on Futures Purchased (Cost $76)				31
Total Investments (100.5%) (Cost $17,541,891)				17,965,833
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		8/1/14	307	(5)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		8/22/14	154	(46)
Total Liability for Option Written (Premiums received $62)				(51)
Other Assets and Liabilities—Net (-0.5%)				(91,871)
Net Assets (100%)				17,873,962

* Non-income-producing security.
1 Securities with a value of $10,614,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,095,000 have been segregated as collateral for open over-the-counter swap contracts.
3 Securities with a value of $932,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $1,105,920,000, representing 6.2% of net assets.
8 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2014.
9 Face amount denominated in euro.
10 Non-income-producing security--security in default.
11 Face amount denominated in British pounds.
12 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13 Guaranteed by the Government of Japan.
14 Guaranteed by the Federal Republic of Germany.
15 Guaranteed by the State of Qatar.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
USD—United School District.

70

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (2.8%)
U.S. Government Securities (2.4%)
	United States Treasury Note/Bond	0.875%	7/15/17	500	498
	United States Treasury Note/Bond	2.250%	7/31/21	2,750	2,752
	United States Treasury Note/Bond	2.500%	5/15/24	45,450	45,195
1,2	United States Treasury Note/Bond	4.500%	2/15/36	233,875	284,231
	United States Treasury Note/Bond	3.750%	11/15/43	3,697	4,004
	United States Treasury Note/Bond	3.375%	5/15/44	1,700	1,716
	United States Treasury Strip Principal	0.000%	2/15/36	50,550	25,117
					363,513
Agency Bonds and Notes (0.4%)
3	Tennessee Valley Authority	5.250%	9/15/39	28,800	34,973
3	Tennessee Valley Authority	3.500%	12/15/42	25,200	23,100
					58,073
Total U.S. Government and Agency Obligations (Cost $414,875)					421,586
Corporate Bonds (74.7%)
Finance (21.4%)
	Banking (12.4%)
	American Express Co.	4.050%	12/3/42	36,806	35,108
	Bank of America Corp.	6.110%	1/29/37	14,850	17,184
	Bank of America Corp.	7.750%	5/14/38	19,355	26,293
	Bank of America Corp.	5.875%	2/7/42	29,230	34,531
	Bank of America Corp.	5.000%	1/21/44	28,005	29,273
	Bank of America Corp.	4.875%	4/1/44	28,060	28,867
	Bank of America NA	6.000%	10/15/36	20,450	24,681
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	4.700%	3/10/44	26,550	28,192
	Bank One Corp.	7.750%	7/15/25	25,000	32,632
	Bank One Corp.	7.625%	10/15/26	25,950	33,794
	Bank One Corp.	8.000%	4/29/27	30,869	41,521
	BPCE SA	4.000%	4/15/24	16,326	16,542
	Citigroup Inc.	6.875%	6/1/25	1,000	1,228
	Citigroup Inc.	6.625%	1/15/28	25,000	30,901
	Citigroup Inc.	6.625%	6/15/32	54,155	65,083
	Citigroup Inc.	5.875%	2/22/33	37	41
	Citigroup Inc.	6.000%	10/31/33	40,714	45,626
	Citigroup Inc.	6.125%	8/25/36	36,760	42,117
	Citigroup Inc.	8.125%	7/15/39	6,580	9,813
	Citigroup Inc.	5.875%	1/30/42	28,550	34,075
	Citigroup Inc.	6.675%	9/13/43	7,675	9,451
	Citigroup Inc.	4.950%	11/7/43	2,150	2,269
	Comerica Inc.	3.800%	7/22/26	4,100	4,055
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	19,500	19,698
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	27,935	29,248
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	6,000	6,743
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	28,730	32,735
	Credit Suisse USA Inc.	7.125%	7/15/32	5,300	7,294
	Deutsche Bank AG	3.700%	5/30/24	22,495	22,247
5	Deutsche Bank AG	4.296%	5/24/28	18,685	17,899
	Goldman Sachs Group Inc.	6.125%	2/15/33	38,300	45,615
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,900	58,296
	Goldman Sachs Group Inc.	6.750%	10/1/37	47,018	55,736
	Goldman Sachs Group Inc.	6.250%	2/1/41	24,525	29,515
	Goldman Sachs Group Inc.	4.800%	7/8/44	18,350	18,194
	HSBC Bank USA NA	5.875%	11/1/34	50,700	61,000
	HSBC Bank USA NA	5.625%	8/15/35	32,775	38,225
	HSBC Holdings plc	7.625%	5/17/32	21,200	28,083
	HSBC Holdings plc	6.500%	5/2/36	10,000	12,288
	HSBC Holdings plc	6.500%	9/15/37	38,600	47,804
	HSBC Holdings plc	6.800%	6/1/38	90,849	115,502
	HSBC Holdings plc	5.250%	3/14/44	7,785	8,305
	JPMorgan Chase & Co.	3.375%	5/1/23	1,060	1,026

71

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	113,357
	JPMorgan Chase & Co.	5.500%	10/15/40	24,775	28,379
	JPMorgan Chase & Co.	5.600%	7/15/41	900	1,042
	JPMorgan Chase & Co.	5.625%	8/16/43	51,760	58,551
5	JPMorgan Chase & Co.	6.125%	12/29/49	710	724
	Morgan Stanley	4.875%	11/1/22	12,215	13,007
	Morgan Stanley	4.100%	5/22/23	7,905	7,931
	Morgan Stanley	6.250%	8/9/26	10,460	12,659
	Morgan Stanley	7.250%	4/1/32	44,360	59,017
	Morgan Stanley	6.375%	7/24/42	35,495	44,603
4	Standard Chartered plc	5.700%	3/26/44	4,375	4,592
4	Sumitomo Mitsui Financial Group Inc.	4.436%	4/2/24	12,665	13,119
	Wachovia Corp.	6.605%	10/1/25	30,000	36,566
	Wachovia Corp.	5.500%	8/1/35	23,955	26,962
	Wells Fargo & Co.	4.100%	6/3/26	35,555	35,669
	Wells Fargo & Co.	5.375%	2/7/35	1,090	1,264
	Wells Fargo & Co.	5.375%	11/2/43	24,501	26,848
	Wells Fargo & Co.	5.606%	1/15/44	154,268	174,712
5	Wells Fargo & Co.	5.900%	12/29/49	300	313
	Brokerage (0.2%)
4	FMR LLC	6.450%	11/15/39	18,200	22,900
	Invesco Finance plc	5.375%	11/30/43	2,000	2,282
	Legg Mason Inc.	5.625%	1/15/44	2,000	2,167
	Finance Companies (2.8%)
	GATX Corp.	5.200%	3/15/44	5,420	5,802
	General Electric Capital Corp.	5.300%	2/11/21	1,000	1,139
	General Electric Capital Corp.	6.750%	3/15/32	126,620	167,004
	General Electric Capital Corp.	7.500%	8/21/35	7,000	9,820
	General Electric Capital Corp.	6.150%	8/7/37	4,875	6,033
	General Electric Capital Corp.	5.875%	1/14/38	122,940	147,989
	General Electric Capital Corp.	6.875%	1/10/39	62,045	83,476
5	General Electric Capital Corp.	6.250%	12/29/49	10,000	11,157
	Insurance (5.9%)
	ACE Capital Trust II	9.700%	4/1/30	9,000	13,309
	ACE INA Holdings Inc.	4.150%	3/13/43	9,000	8,846
	Aetna Inc.	4.125%	11/15/42	26,510	25,360
	Aetna Inc.	4.750%	3/15/44	11,380	11,950
	Aflac Inc.	6.450%	8/15/40	2,900	3,661
	Allstate Corp.	4.500%	6/15/43	25,535	26,313
	American International Group Inc.	4.500%	7/16/44	35,210	34,843
	Arch Capital Group US Inc.	5.144%	11/1/43	14,510	15,712
	AXA Financial Inc.	7.000%	4/1/28	24,910	30,848
	AXIS Specialty Finance plc	5.150%	4/1/45	3,000	3,111
	Berkshire Hathaway Inc.	4.500%	2/11/43	44,557	45,540
4	Guardian Life Insurance Co. of America	7.375%	9/30/39	12,375	17,195
4	Guardian Life Insurance Co. of America	4.875%	6/19/64	10,700	10,822
4	Jackson National Life Insurance Co.	8.150%	3/15/27	200	258
4	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	36,977
4,5	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	6,000	7,648
4	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	16,751	26,609
4	Massachusetts Mutual Life Insurance Co.	5.375%	12/1/41	6,160	7,009
	MetLife Inc.	6.500%	12/15/32	900	1,161
	MetLife Inc.	4.125%	8/13/42	20,590	19,928
	MetLife Inc.	4.875%	11/13/43	2,049	2,189
4	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	45,768
	Munich Re America Corp.	7.450%	12/15/26	7,600	9,967
4	Nationwide Mutual Insurance Co.	8.250%	12/1/31	6,285	8,443
4	Nationwide Mutual Insurance Co.	9.375%	8/15/39	39,846	61,794
4	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	13,392
4	New York Life Insurance Co.	5.875%	5/15/33	43,575	51,703
4	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	14,890	18,451
4	Pacific Life Insurance Co.	9.250%	6/15/39	29,145	45,090
5	Progressive Corp.	6.700%	6/15/67	1,051	1,161

72

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	5.750%	7/15/33	11,700	13,742
	Prudential Financial Inc.	6.200%	11/15/40	9,420	11,747
4	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	12,082
4	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	22,752	30,309
	Travelers Cos. Inc.	6.750%	6/20/36	500	680
	Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,738
	Travelers Cos. Inc.	4.600%	8/1/43	2,000	2,104
	UnitedHealth Group Inc.	5.800%	3/15/36	50,236	60,978
	UnitedHealth Group Inc.	6.500%	6/15/37	10,900	14,208
	UnitedHealth Group Inc.	6.625%	11/15/37	12,240	16,194
	UnitedHealth Group Inc.	6.875%	2/15/38	28,722	38,693
	UnitedHealth Group Inc.	4.625%	11/15/41	33,045	34,519
	UnitedHealth Group Inc.	4.375%	3/15/42	22,500	22,611
	WellPoint Inc.	6.375%	6/15/37	16,791	21,217
	WellPoint Inc.	4.625%	5/15/42	17,100	17,235
	Real Estate Investment Trusts (0.1%)
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	535	537
	Simon Property Group LP	6.750%	2/1/40	10,700	14,502
					3,285,968
Industrial (40.1%)
	Basic Industry (1.1%)
	Barrick North America Finance LLC	5.700%	5/30/41	1,500	1,522
	Barrick North America Finance LLC	5.750%	5/1/43	1,500	1,555
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	15,000	14,713
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	46,700	51,411
	CF Industries Inc.	5.375%	3/15/44	17,495	18,519
	Dow Chemical Co.	7.375%	11/1/29	3,550	4,735
	Freeport-McMoRan Inc.	5.450%	3/15/43	3,000	3,086
	International Paper Co.	4.800%	6/15/44	16,480	16,263
	Monsanto Co.	4.200%	7/15/34	1,000	1,004
	Monsanto Co.	3.600%	7/15/42	600	526
	Monsanto Co.	4.650%	11/15/43	600	625
	Monsanto Co.	4.400%	7/15/44	19,330	19,284
	Monsanto Co.	4.700%	7/15/64	1,500	1,485
	Newmont Mining Corp.	5.875%	4/1/35	1,000	1,017
	Newmont Mining Corp.	6.250%	10/1/39	1,000	1,049
	Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	500	598
	Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,000	1,196
	PPG Industries Inc.	7.700%	3/15/38	475	676
	PPG Industries Inc.	5.500%	11/15/40	475	556
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	6,344	7,156
	Rio Tinto Finance USA plc	4.750%	3/22/42	5,746	5,922
	Rio Tinto Finance USA plc	4.125%	8/21/42	21,200	20,026
	Capital Goods (3.6%)
	3M Co.	6.375%	2/15/28	23,140	30,245
	3M Co.	5.700%	3/15/37	13,500	16,769
	Boeing Co.	6.125%	2/15/33	27,065	34,898
	Boeing Co.	7.875%	4/15/43	8,000	12,161
	Caterpillar Inc.	6.050%	8/15/36	1,500	1,868
	Caterpillar Inc.	3.803%	8/15/42	47,008	43,482
	Caterpillar Inc.	4.300%	5/15/44	24,745	24,768
	Deere & Co.	7.125%	3/3/31	15,000	20,698
	Deere & Co.	3.900%	6/9/42	25,060	23,895
	Dover Corp.	6.600%	3/15/38	3,175	4,255
	Emerson Electric Co.	6.000%	8/15/32	1,071	1,350
	Emerson Electric Co.	5.250%	11/15/39	775	898
	General Electric Co.	4.125%	10/9/42	16,725	16,534
	General Electric Co.	4.500%	3/11/44	3,500	3,638
	Honeywell International Inc.	5.700%	3/15/36	2,960	3,623
	Honeywell International Inc.	5.700%	3/15/37	4,065	4,967
	Illinois Tool Works Inc.	3.900%	9/1/42	4,850	4,585
	Lockheed Martin Corp.	6.150%	9/1/36	5,487	6,875
	Lockheed Martin Corp.	5.500%	11/15/39	6,000	7,006

73

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lockheed Martin Corp.	4.850%	9/15/41	22,469	24,534
	Raytheon Co.	4.875%	10/15/40	2,000	2,192
	Raytheon Co.	4.700%	12/15/41	18,960	20,318
	Rockwell Collins Inc.	4.800%	12/15/43	20,129	21,818
4	Siemens Financieringsmaatschappij NV	6.125%	8/17/26	1,600	1,972
	United Technologies Corp.	7.500%	9/15/29	14,755	20,891
	United Technologies Corp.	6.125%	7/15/38	50,475	64,930
	United Technologies Corp.	5.700%	4/15/40	31,350	38,503
	United Technologies Corp.	4.500%	6/1/42	84,855	88,236
	Communication (9.5%)
	21st Century Fox America Inc.	6.400%	12/15/35	25,200	30,841
	21st Century Fox America Inc.	5.400%	10/1/43	9,300	10,149
	21st Century Fox America Inc.	7.900%	12/1/95	10,000	12,898
	Alltel Corp.	6.800%	5/1/29	2,697	3,371
	Alltel Corp.	7.875%	7/1/32	24,162	34,136
	America Movil SAB de CV	6.375%	3/1/35	3,600	4,318
	America Movil SAB de CV	6.125%	3/30/40	23,520	27,866
	America Movil SAB de CV	4.375%	7/16/42	4,250	3,959
	AT&T Inc.	6.500%	9/1/37	5,800	7,135
	AT&T Inc.	6.300%	1/15/38	4,000	4,830
	AT&T Inc.	6.550%	2/15/39	2,000	2,497
	AT&T Inc.	5.350%	9/1/40	148,286	160,244
	AT&T Inc.	5.550%	8/15/41	20,375	22,861
	AT&T Inc.	4.300%	12/15/42	76,705	72,103
	AT&T Inc.	4.800%	6/15/44	44,100	44,418
	AT&T Inc.	4.350%	6/15/45	90,058	84,610
	CBS Corp.	7.875%	7/30/30	19,168	25,453
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	1,500	1,494
	Comcast Corp.	4.250%	1/15/33	10,435	10,603
	Comcast Corp.	7.050%	3/15/33	10,535	14,180
	Comcast Corp.	5.650%	6/15/35	43,414	51,204
	Comcast Corp.	6.450%	3/15/37	18,000	23,025
	Comcast Corp.	6.950%	8/15/37	57,117	76,612
	Comcast Corp.	6.400%	5/15/38	10,485	13,349
	Comcast Corp.	6.550%	7/1/39	11,765	15,241
	Comcast Corp.	6.400%	3/1/40	19,865	25,477
	Comcast Corp.	4.650%	7/15/42	20,770	21,450
	Comcast Corp.	4.500%	1/15/43	14,860	14,993
	Comcast Corp.	4.750%	3/1/44	57,070	59,637
4	COX Communications Inc.	6.450%	12/1/36	9,000	10,522
4	COX Communications Inc.	8.375%	3/1/39	19,110	26,914
	Deutsche Telekom International Finance BV	8.750%	6/15/30	19,030	28,147
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,500	2,974
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	1,000	1,144
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	1,300	1,340
	Historic TW Inc.	6.625%	5/15/29	24,775	30,916
	Moody's Corp.	5.250%	7/15/44	2,000	2,070
	NBCUniversal Media LLC	6.400%	4/30/40	2,050	2,620
	NBCUniversal Media LLC	5.950%	4/1/41	8,000	9,742
	NBCUniversal Media LLC	4.450%	1/15/43	34,460	34,437
	Orange SA	9.000%	3/1/31	24,000	36,285
	Qwest Corp.	6.875%	9/15/33	2,000	2,018
	Rogers Communications Inc.	5.000%	3/15/44	1,500	1,556
4	SES Global Americas Holdings GP	5.300%	3/25/44	2,250	2,409
	Telefonica Emisiones SAU	4.570%	4/27/23	2,000	2,114
	Telefonica Emisiones SAU	7.045%	6/20/36	3,500	4,487
	Thomson Reuters Corp.	5.850%	4/15/40	1,000	1,112
	Time Warner Cable Inc.	6.550%	5/1/37	31,750	39,264
	Time Warner Cable Inc.	7.300%	7/1/38	11,735	15,627
	Time Warner Cable Inc.	6.750%	6/15/39	8,320	10,540
	Time Warner Cable Inc.	5.500%	9/1/41	500	552
	Time Warner Cable Inc.	4.500%	9/15/42	6,350	6,139
	Time Warner Inc.	7.625%	4/15/31	10,000	13,591

74

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Inc.	6.500%	11/15/36	10,000	12,178
	Verizon Communications Inc.	7.750%	12/1/30	18,000	24,906
	Verizon Communications Inc.	6.400%	9/15/33	13,500	16,756
	Verizon Communications Inc.	5.850%	9/15/35	1,500	1,722
	Verizon Communications Inc.	6.400%	2/15/38	40,649	49,602
	Verizon Communications Inc.	6.900%	4/15/38	20,808	26,692
	Verizon Communications Inc.	7.350%	4/1/39	1,100	1,504
	Verizon Communications Inc.	6.550%	9/15/43	54,925	69,058
	Verizon Maryland LLC	5.125%	6/15/33	10,800	11,118
	Viacom Inc.	5.250%	4/1/44	12,005	12,572
	Vodafone Group plc	6.150%	2/27/37	15,705	18,669
	Vodafone Group plc	4.375%	2/19/43	10,000	9,516
	Walt Disney Co.	3.700%	12/1/42	9,000	8,281
	Walt Disney Co.	7.550%	7/15/93	25,900	32,397
	WPP Finance 2010	5.125%	9/7/42	1,000	1,047
	WPP Finance 2010	5.625%	11/15/43	1,000	1,108
	Consumer Cyclical (6.1%)
	Brinker International Inc.	3.875%	5/15/23	2,000	1,946
	CVS Caremark Corp.	6.250%	6/1/27	11,035	13,600
	Daimler Finance North America LLC	8.500%	1/18/31	15,319	23,054
	Ford Motor Co.	7.450%	7/16/31	20,750	27,499
	Ford Motor Co.	4.750%	1/15/43	3,000	3,007
	Home Depot Inc.	5.875%	12/16/36	39,775	49,016
	Home Depot Inc.	5.950%	4/1/41	12,600	15,637
	Home Depot Inc.	4.200%	4/1/43	4,050	3,987
	Home Depot Inc.	4.875%	2/15/44	60,800	66,463
	Home Depot Inc.	4.400%	3/15/45	12,900	13,022
	Lowe's Cos. Inc.	6.500%	3/15/29	24,210	30,047
	Lowe's Cos. Inc.	5.500%	10/15/35	600	698
	Lowe's Cos. Inc.	5.800%	10/15/36	9,300	11,215
	Lowe's Cos. Inc.	6.650%	9/15/37	12,497	16,497
	Lowe's Cos. Inc.	5.800%	4/15/40	8,850	10,723
	Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,307
	Lowe's Cos. Inc.	5.000%	9/15/43	28,690	31,529
	Macy's Retail Holdings Inc.	7.000%	2/15/28	1,250	1,568
	Macy's Retail Holdings Inc.	4.300%	2/15/43	2,000	1,877
	McDonald's Corp.	6.300%	10/15/37	29,470	37,993
	McDonald's Corp.	6.300%	3/1/38	34,385	44,365
	McDonald's Corp.	5.700%	2/1/39	25,600	30,757
	McDonald's Corp.	3.625%	5/1/43	13,250	11,874
	NIKE Inc.	3.625%	5/1/43	16,460	15,293
	Nordstrom Inc.	5.000%	1/15/44	1,000	1,098
	Target Corp.	6.500%	10/15/37	18,673	24,065
	Target Corp.	4.000%	7/1/42	2,000	1,880
	Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	72,647
	Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	5,514
	Wal-Mart Stores Inc.	6.500%	8/15/37	42,625	56,140
	Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	106,966
	Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	11,986
	Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	21,839
	Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	18,687
	Wal-Mart Stores Inc.	5.625%	4/15/41	75,432	91,149
	Wal-Mart Stores Inc.	4.000%	4/11/43	23,245	22,308
	Wal-Mart Stores Inc.	4.750%	10/2/43	15,300	16,507
	Wal-Mart Stores Inc.	4.300%	4/22/44	24,965	25,114
	Consumer Noncyclical (11.8%)
	Abbott Laboratories	6.000%	4/1/39	16,105	20,229
	Abbott Laboratories	5.300%	5/27/40	1,000	1,182
	AbbVie Inc.	4.400%	11/6/42	12,875	12,541
4	Actavis Funding SCS	3.850%	6/15/24	5,415	5,404
	Altria Group Inc.	9.950%	11/10/38	1,608	2,662
	Altria Group Inc.	4.250%	8/9/42	9,105	8,333
	Altria Group Inc.	5.375%	1/31/44	1,250	1,341

75

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Amgen Inc.	6.375%	6/1/37	28,000	34,728
	Amgen Inc.	5.375%	5/15/43	500	553
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	3,500	4,399
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	5,000	6,555
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	13,888
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	10,000	9,504
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,650	1,724
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	42,190	64,899
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	10,000	15,081
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	15,644	20,391
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	25,140	22,888
	Archer-Daniels-Midland Co.	4.535%	3/26/42	30,674	32,065
	Archer-Daniels-Midland Co.	4.016%	4/16/43	9,609	9,278
5	Ascension Health Alliance	4.847%	11/15/53	10,040	10,907
	AstraZeneca plc	6.450%	9/15/37	66,280	85,710
	Baxter International Inc.	3.650%	8/15/42	6,690	6,002
	Becton Dickinson & Co.	7.000%	8/1/27	8,300	10,710
	Becton Dickinson & Co.	6.700%	8/1/28	4,566	5,812
	Bristol-Myers Squibb Co.	3.250%	8/1/42	5,800	4,827
	Bristol-Myers Squibb Co.	4.500%	3/1/44	22,500	22,892
4	Cargill Inc.	6.125%	4/19/34	1,880	2,309
4	Cargill Inc.	6.125%	9/15/36	27,045	33,578
4	Cargill Inc.	6.625%	9/15/37	4,500	6,019
4	Cargill Inc.	4.100%	11/1/42	15,500	15,034
5	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	4,000	3,861
	City of Hope	5.623%	11/15/43	10,000	11,144
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,330
	Delhaize Group SA	5.700%	10/1/40	3,000	3,293
	Diageo Capital plc	3.875%	4/29/43	12,400	11,645
	Diageo Investment Corp.	4.250%	5/11/42	5,000	4,901
	Dignity Health California GO	4.500%	11/1/42	20,865	19,312
	Eli Lilly & Co.	5.500%	3/15/27	16,125	19,235
	Eli Lilly & Co.	5.950%	11/15/37	200	250
	Eli Lilly & Co.	4.650%	6/15/44	25,625	27,100
	Express Scripts Holding Co.	6.125%	11/15/41	1,000	1,213
	Gilead Sciences Inc.	5.650%	12/1/41	17,960	21,175
	Gilead Sciences Inc.	4.800%	4/1/44	21,355	22,783
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	18,497	21,789
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	55,180	70,720
4	Grupo Bimbo SAB de CV	4.875%	6/27/44	2,000	1,951
	Johnson & Johnson	6.950%	9/1/29	11,032	15,500
	Johnson & Johnson	5.950%	8/15/37	2,742	3,564
	Johnson & Johnson	4.500%	9/1/40	12,015	12,974
	Johnson & Johnson	4.500%	12/5/43	7,950	8,569
	Kaiser Foundation Hospitals	4.875%	4/1/42	29,825	32,358
	Kellogg Co.	7.450%	4/1/31	14,570	19,033
	Kimberly-Clark Corp.	6.625%	8/1/37	5,300	7,151
	Kimberly-Clark Corp.	5.300%	3/1/41	10,800	12,606
	Koninklijke Philips NV	6.875%	3/11/38	2,090	2,828
	Koninklijke Philips NV	5.000%	3/15/42	510	563
	Kraft Foods Group Inc.	6.875%	1/26/39	6,050	7,852
	Lorillard Tobacco Co.	7.000%	8/4/41	2,000	2,447
5	Mayo Clinic	3.774%	11/15/43	13,095	12,261
	McKesson Corp.	4.883%	3/15/44	18,395	19,128
	Medtronic Inc.	6.500%	3/15/39	21,200	27,568
	Medtronic Inc.	4.500%	3/15/42	9,000	9,209
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	26,775	29,737
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,285	10,687
	Merck & Co. Inc.	6.500%	12/1/33	27,220	36,166
	Merck & Co. Inc.	6.550%	9/15/37	43,715	58,388
	Merck & Co. Inc.	3.600%	9/15/42	4,900	4,377
	Merck & Co. Inc.	4.150%	5/18/43	11,325	11,093
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	12,800	15,770
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	23,920	29,493

76

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Mondelez International Inc.	6.500%	2/9/40	3,000	3,833
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	4.800%	11/1/42	11,015	11,110
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	6.150%	11/1/43	25,000	29,941
	Novartis Capital Corp.	3.700%	9/21/42	2,000	1,860
	Novartis Capital Corp.	4.400%	5/6/44	37,295	38,592
	Pepsi Bottling Group Inc.	7.000%	3/1/29	17,000	22,534
	PepsiCo Inc.	5.500%	1/15/40	25,450	29,779
	PepsiCo Inc.	4.875%	11/1/40	14,375	15,539
	PepsiCo Inc.	4.000%	3/5/42	16,372	15,674
	Pfizer Inc.	7.200%	3/15/39	60,817	85,627
	Pfizer Inc.	4.300%	6/15/43	15,300	15,289
	Pharmacia Corp.	6.750%	12/15/27	28,000	35,857
	Philip Morris International Inc.	6.375%	5/16/38	31,340	39,896
	Philip Morris International Inc.	4.125%	3/4/43	10,000	9,471
	Philip Morris International Inc.	4.875%	11/15/43	31,930	33,844
	Procter & Gamble Co.	5.500%	2/1/34	13,500	16,297
	Procter & Gamble Co.	5.550%	3/5/37	13,200	16,058
4	Roche Holdings Inc.	7.000%	3/1/39	47,905	67,279
4	SABMiller Holdings Inc.	4.950%	1/15/42	18,000	19,405
4	SC Johnson & Son Inc.	4.000%	5/15/43	15,045	14,633
	St. Jude Medical Inc.	4.750%	4/15/43	37,690	38,619
4	Tesco plc	6.150%	11/15/37	22,020	26,107
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	4,000	4,753
	Wyeth LLC	6.000%	2/15/36	1,600	2,010
	Wyeth LLC	5.950%	4/1/37	72,150	88,506
	Energy (3.6%)
	Apache Corp.	6.000%	1/15/37	2,000	2,391
	Apache Corp.	5.100%	9/1/40	5,665	6,143
	Apache Corp.	4.750%	4/15/43	56,880	58,375
	Burlington Resources Finance Co.	7.400%	12/1/31	23,500	33,072
	Cameron International Corp.	5.950%	6/1/41	1,250	1,471
	ConocoPhillips	7.000%	3/30/29	13,150	17,122
	ConocoPhillips	5.900%	10/15/32	20,300	25,238
	ConocoPhillips	6.500%	2/1/39	69,635	91,876
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	500	563
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	2,750	2,737
4	Dominion Gas Holdings LLC	4.800%	11/1/43	875	927
	Encana Corp.	6.500%	8/15/34	13,863	17,279
	Encana Corp.	5.150%	11/15/41	8,845	9,534
	Energy Transfer Partners LP	6.050%	6/1/41	1,500	1,673
	Energy Transfer Partners LP	5.150%	2/1/43	12,825	12,874
5	Enterprise Products Operating LLC	8.375%	8/1/66	1,835	2,064
	Halliburton Co.	6.700%	9/15/38	500	669
	Marathon Oil Corp.	6.600%	10/1/37	7,750	9,860
	Shell International Finance BV	6.375%	12/15/38	50,860	66,388
	Shell International Finance BV	5.500%	3/25/40	19,455	23,390
	Shell International Finance BV	4.550%	8/12/43	13,565	14,420
	Texas Eastern Transmission LP	7.000%	7/15/32	15,300	20,123
	Tosco Corp.	7.800%	1/1/27	15,000	20,790
	Tosco Corp.	8.125%	2/15/30	20,000	29,581
	TransCanada PipeLines Ltd.	4.625%	3/1/34	2,000	2,103
	TransCanada PipeLines Ltd.	6.200%	10/15/37	1,500	1,897
	TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	72,557
	TransCanada PipeLines Ltd.	6.100%	6/1/40	2,300	2,869
	TransCanada PipeLines Ltd.	5.000%	10/16/43	700	763
	Transocean Inc.	7.500%	4/15/31	500	601
	Transocean Inc.	6.800%	3/15/38	1,000	1,101
	Transocean Inc.	7.350%	12/15/41	1,100	1,362
	Other Industrial (0.4%)
4	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	21,060	22,721
	Massachusetts Institute of Technology GO	5.600%	7/1/11	6,000	7,588

77

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Northwestern University GO	4.643%	12/1/44	25,315	27,447
4	President & Fellows of Harvard College Massachusetts
	GO	6.500%	1/15/39	3,865	5,323
	Technology (2.7%)
	Apple Inc.	3.850%	5/4/43	45,455	41,786
	Apple Inc.	4.450%	5/6/44	19,330	19,540
	Applied Materials Inc.	5.850%	6/15/41	1,150	1,366
	Broadcom Corp.	0.000%	8/1/34	500	504
	Cisco Systems Inc.	5.900%	2/15/39	37,500	45,350
	Cisco Systems Inc.	5.500%	1/15/40	27,000	31,227
	Hewlett-Packard Co.	6.000%	9/15/41	3,500	3,969
	HP Enterprise Services LLC	7.450%	10/15/29	3,868	4,767
	Intel Corp.	4.800%	10/1/41	24,080	25,189
	Intel Corp.	4.250%	12/15/42	9,240	8,967
	International Business Machines Corp.	7.000%	10/30/25	30,400	40,530
	International Business Machines Corp.	4.000%	6/20/42	25,600	24,463
	Microsoft Corp.	4.500%	10/1/40	1,900	1,976
	Microsoft Corp.	5.300%	2/8/41	15,000	17,322
	Microsoft Corp.	3.500%	11/15/42	1,750	1,531
	Microsoft Corp.	3.750%	5/1/43	10,000	9,091
	Microsoft Corp.	4.875%	12/15/43	1,000	1,081
	Oracle Corp.	4.300%	7/8/34	3,500	3,507
	Oracle Corp.	6.500%	4/15/38	40,833	52,274
	Oracle Corp.	6.125%	7/8/39	19,559	24,143
	Oracle Corp.	5.375%	7/15/40	38,580	43,626
	Oracle Corp.	4.500%	7/8/44	2,000	2,008
4	Seagate HDD Cayman	4.750%	1/1/25	1,500	1,500
	Verisk Analytics Inc.	4.125%	9/12/22	1,500	1,542
	Transportation (1.3%)
	Burlington Northern Santa Fe LLC	6.875%	12/1/27	15,000	18,946
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	18,888	22,516
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	8,197	9,389
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	5,500	5,945
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	9,000	8,923
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	9,775	9,636
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	4,000	4,402
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,713	2,259
	Canadian Pacific Railway Co.	5.750%	3/15/33	900	1,052
	Canadian Pacific Railway Co.	5.950%	5/15/37	500	620
	CSX Corp.	6.220%	4/30/40	10,620	13,379
	CSX Corp.	4.400%	3/1/43	21,185	21,068
	CSX Corp.	4.500%	8/1/54	3,195	3,152
4	ERAC USA Finance LLC	7.000%	10/15/37	15,821	20,727
	FedEx Corp.	5.100%	1/15/44	3,605	3,904
5	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	2,250	2,250
	Union Pacific Corp.	4.750%	9/15/41	2,000	2,159
	Union Pacific Corp.	4.250%	4/15/43	7,625	7,632
	Union Pacific Corp.	4.750%	12/15/43	20,510	22,169
	Union Pacific Corp.	4.821%	2/1/44	2,000	2,186
5	United Airlines Pass Through Trust Series 2013-1	4.300%	2/15/27	2,200	2,307
5	United Airlines Pass Through Trust Series 2014-1	4.000%	10/11/27	2,500	2,556
	United Parcel Service Inc.	6.200%	1/15/38	8,350	10,849
	United Parcel Service Inc.	4.875%	11/15/40	3,000	3,344
	United Parcel Service Inc.	3.625%	10/1/42	1,500	1,376
					6,150,186
Utilities (13.2%)
	Electric (12.9%)
	Alabama Power Co.	5.700%	2/15/33	12,800	15,451
	Alabama Power Co.	6.000%	3/1/39	5,475	6,962
	Alabama Power Co.	5.500%	3/15/41	13,015	15,677
	Alabama Power Co.	5.200%	6/1/41	15,000	17,495
	Ameren Illinois Co.	4.300%	7/1/44	19,415	19,466

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Appalachian Power Co.	6.700%	8/15/37	38,600	50,742
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	17,452	21,643
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	9,675	11,764
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	15,775	14,353
	CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,000	1,046
	Commonwealth Edison Co.	3.800%	10/1/42	22,805	21,653
	Commonwealth Edison Co.	4.600%	8/15/43	12,560	13,522
	Commonwealth Edison Co.	4.700%	1/15/44	15,955	17,341
	Connecticut Light & Power Co.	6.350%	6/1/36	15,000	19,670
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,330	10,069
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,338
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	7,980	10,229
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	17,604
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	7,428
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	9,045	11,019
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,250	10,111
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	16,485	15,634
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	44,625	45,783
	Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,513
	Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	65,811
	Duke Energy Carolinas LLC	6.050%	4/15/38	2,440	3,120
	Duke Energy Carolinas LLC	5.300%	2/15/40	5,500	6,496
	Duke Energy Carolinas LLC	4.250%	12/15/41	18,000	18,310
	Duke Energy Carolinas LLC	4.000%	9/30/42	43,242	42,211
	Duke Energy Florida Inc.	6.750%	2/1/28	22,375	26,761
	Duke Energy Florida Inc.	5.650%	4/1/40	11,860	14,708
	Duke Energy Indiana Inc.	6.120%	10/15/35	2,723	3,358
	Duke Energy Indiana Inc.	6.350%	8/15/38	4,000	5,283
	Duke Energy Indiana Inc.	6.450%	4/1/39	9,100	12,150
	Duke Energy Indiana Inc.	4.200%	3/15/42	14,100	14,136
	Duke Energy Indiana Inc.	4.900%	7/15/43	27,475	30,364
	Duke Energy Progress Inc.	5.700%	4/1/35	7,500	8,653
	Duke Energy Progress Inc.	4.100%	5/15/42	1,250	1,239
	Duke Energy Progress Inc.	4.100%	3/15/43	15,000	14,840
	Duke Energy Progress Inc.	4.375%	3/30/44	2,000	2,064
	Exelon Generation Co. LLC	4.250%	6/15/22	2,200	2,278
	FirstEnergy Corp.	4.250%	3/15/23	1,454	1,442
4	FirstEnergy Transmission LLC	4.350%	1/15/25	850	862
	Florida Power & Light Co.	5.625%	4/1/34	16,275	19,817
	Florida Power & Light Co.	5.400%	9/1/35	13,380	15,894
	Florida Power & Light Co.	6.200%	6/1/36	3,500	4,515
	Florida Power & Light Co.	5.690%	3/1/40	7,350	9,172
	Florida Power & Light Co.	5.250%	2/1/41	19,780	23,136
	Florida Power & Light Co.	4.125%	2/1/42	11,265	11,285
	Florida Power & Light Co.	3.800%	12/15/42	26,975	25,520
	Georgia Power Co.	5.950%	2/1/39	20,577	25,528
	Georgia Power Co.	5.400%	6/1/40	10,100	11,711
	Georgia Power Co.	4.750%	9/1/40	9,055	9,610
	Georgia Power Co.	4.300%	3/15/42	5,000	4,981
	Georgia Power Co.	4.300%	3/15/43	6,588	6,583
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	22,946	24,807
	MidAmerican Energy Co.	5.800%	10/15/36	5,000	6,202
	MidAmerican Energy Co.	4.800%	9/15/43	30,000	32,771
4	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	59,704	60,311
	Nevada Power Co.	6.650%	4/1/36	6,530	8,774
	Nevada Power Co.	5.375%	9/15/40	18,230	21,496
	Nevada Power Co.	5.450%	5/15/41	23,620	27,896
	Northern States Power Co.	6.200%	7/1/37	39,400	51,376
	Northern States Power Co.	3.400%	8/15/42	8,945	7,902
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	15,366
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	528
	Pacific Gas & Electric Co.	6.050%	3/1/34	48,505	59,702
	Pacific Gas & Electric Co.	5.800%	3/1/37	8,862	10,677
	Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,456

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	45,351
	Pacific Gas & Electric Co.	5.400%	1/15/40	22,200	25,525
	Pacific Gas & Electric Co.	4.500%	12/15/41	700	712
	Pacific Gas & Electric Co.	5.125%	11/15/43	1,500	1,677
	Pacific Gas & Electric Co.	4.750%	2/15/44	20,250	21,470
	PacifiCorp	6.100%	8/1/36	15,000	19,181
	PacifiCorp	6.250%	10/15/37	7,815	10,182
	PacifiCorp	6.350%	7/15/38	20,000	26,221
	PacifiCorp	6.000%	1/15/39	34,100	43,093
	PacifiCorp	4.100%	2/1/42	24,520	24,146
	Peco Energy Co.	4.800%	10/15/43	24,430	27,306
	Potomac Electric Power Co.	4.150%	3/15/43	1,122	1,119
	PPL Capital Funding Inc.	5.000%	3/15/44	24,735	26,687
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	13,154
	Progress Energy Inc.	7.750%	3/1/31	5,367	7,542
	PSEG Power LLC	8.625%	4/15/31	26,547	38,061
	Public Service Co. of Colorado	3.600%	9/15/42	15,055	13,702
	Public Service Electric & Gas Co.	3.650%	9/1/42	23,483	21,641
	Public Service Electric & Gas Co.	4.000%	6/1/44	700	683
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	13,597
	Puget Sound Energy Inc.	6.274%	3/15/37	4,700	6,185
	Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,378
	Puget Sound Energy Inc.	5.795%	3/15/40	20,130	25,196
	Puget Sound Energy Inc.	5.764%	7/15/40	4,520	5,660
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	46,563
	South Carolina Electric & Gas Co.	6.050%	1/15/38	10,600	13,297
	South Carolina Electric & Gas Co.	5.450%	2/1/41	3,042	3,628
	South Carolina Electric & Gas Co.	4.350%	2/1/42	31,787	32,434
	South Carolina Electric & Gas Co.	4.600%	6/15/43	3,330	3,492
	South Carolina Electric & Gas Co.	4.500%	6/1/64	11,600	11,659
	Southern California Edison Co.	6.000%	1/15/34	20,095	25,352
	Southern California Edison Co.	5.950%	2/1/38	16,100	20,354
	Southern California Edison Co.	4.500%	9/1/40	12,000	12,657
	Southern California Edison Co.	3.900%	12/1/41	5,425	5,201
	Southern California Edison Co.	4.050%	3/15/42	7,625	7,495
	Southern California Edison Co.	4.650%	10/1/43	29,150	31,424
	Southwestern Public Service Co.	4.500%	8/15/41	25,055	26,539
	Tampa Electric Co.	6.150%	5/15/37	35,000	44,556
	Virginia Electric & Power Co.	6.000%	5/15/37	57,330	72,323
	Virginia Electric & Power Co.	4.650%	8/15/43	1,140	1,225
	Wisconsin Public Service Corp.	4.752%	11/1/44	17,500	19,421
	Natural Gas (0.3%)
4	Centrica plc	5.375%	10/16/43	1,750	1,889
	KeySpan Corp.	5.875%	4/1/33	12,000	13,397
	KeySpan Corp.	5.803%	4/1/35	10,000	11,660
	Southern California Gas Co.	5.125%	11/15/40	840	972
	Southern California Gas Co.	3.750%	9/15/42	12,265	11,525
					2,014,147
Total Corporate Bonds (Cost $10,148,790)					11,450,301
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
4	CDP Financial Inc.	5.600%	11/25/39	15,000	18,732
4	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	11,347
4	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	21,540	25,637
4	Electricite de France	5.600%	1/27/40	5,300	6,114
4	Electricite de France	6.000%	1/22/14	2,280	2,617
4	Electricite de France SA	6.950%	1/26/39	18,040	24,120
4	Electricite de France SA	4.875%	1/22/44	26,075	28,230
6	Federative Republic of Brazil	5.000%	1/27/45	3,778	3,633
	Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	1,500	1,731
	KazMunayGas National Co. JSC	5.750%	4/30/43	1,000	986
4	OCP SA	5.625%	4/25/24	275	287
5	Oriental Republic of Uruguay	5.100%	6/18/50	1,800	1,776

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pertamina Persero PT	6.000%	5/3/42	650	640
4	Pertamina Persero PT	6.450%	5/30/44	300	314
	Petrobras Global Finance BV	4.875%	3/17/20	3,400	3,474
	Petrobras Global Finance BV	6.250%	3/17/24	900	949
	Petrobras Global Finance BV	5.625%	5/20/43	500	448
	Petroleos Mexicanos	5.500%	1/21/21	6,000	6,619
4	Petroleos Mexicanos	6.375%	1/23/45	500	578
	Quebec	7.500%	9/15/29	9,000	12,717
	Republic of Colombia	8.125%	5/21/24	4,730	6,326
	Republic of Hungary	7.625%	3/29/41	350	445
4	Republic of Indonesia	6.625%	2/17/37	2,000	2,310
	Republic of Indonesia	6.625%	2/17/37	1,000	1,152
4	Republic of Indonesia	6.750%	1/15/44	1,350	1,612
	Republic of Panama	9.375%	4/1/29	2,500	3,713
5	Republic of Peru	6.550%	3/14/37	2,000	2,505
	Republic of Philippines	7.750%	1/14/31	2,500	3,477
	Republic of Poland	4.000%	1/22/24	1,000	1,034
	Republic of Portugal	5.125%	10/15/24	600	599
	Republic of Turkey	6.000%	1/14/41	1,000	1,074
	Rosneft Oil Co. via Rosneft International Finance Ltd.	4.199%	3/6/22	500	426
5	Russian Federation	7.500%	3/31/30	2,740	3,100
	Russian Federation	5.875%	9/16/43	1,000	1,004
4	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	3,000	3,067
	Statoil ASA	5.100%	8/17/40	12,550	14,407
	Statoil ASA	3.950%	5/15/43	6,725	6,551
4	Temasek Financial I Ltd.	3.375%	7/23/42	28,355	24,891
	United Mexican States	4.750%	3/8/44	62,676	63,213
	United Mexican States	5.750%	10/12/10	2,000	2,135
	Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,350	1,348
Total Sovereign Bonds (Cost $279,534)					295,338
Taxable Municipal Bonds (16.1%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	1,006
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	1,943
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	59,240	73,205
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	7.499%	2/15/50	725	1,020
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	17,420	21,978
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	50,115	67,862
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	25,730	34,291
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,775	19,688
	California GO	7.500%	4/1/34	30,655	43,481
	California GO	6.509%	4/1/39	28,365	31,987
	California GO	7.550%	4/1/39	61,550	91,529
	California GO	7.300%	10/1/39	109,045	155,803
	California GO	7.350%	11/1/39	200	288
	California GO	7.625%	3/1/40	30,135	44,967
	California GO	7.600%	11/1/40	74,320	111,429
	California Public Works Board Lease Revenue (Various
	Capital Projects)	8.361%	10/1/34	11,665	16,492
	Chicago IL GO	5.432%	1/1/42	14,920	14,008
	Chicago IL GO	6.314%	1/1/44	1,500	1,585
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	20,109
7	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	25,000	27,049
	Connecticut GO	5.770%	3/15/25	18,265	22,078

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	2,244
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,200	2,527
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.814%	10/1/14	2,000	2,069
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	38,213
6	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	2,953
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	39,585	48,471
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	14,620	17,063
	Houston TX GO	6.290%	3/1/32	24,610	30,072
	Illinois GO	5.100%	6/1/33	168,065	163,391
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	19,300	23,995
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	170	206
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	4,175	5,183
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	11,850	14,418
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	31,480	44,071
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	4,155	5,808
	Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	23,386
	Los Angeles CA Unified School District GO	5.750%	7/1/34	10,815	13,161
	Los Angeles CA Unified School District GO	6.758%	7/1/34	64,235	86,315
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,105
	Mississippi GO	5.539%	10/1/29	15,700	18,540
	Missouri Health & Educational Facilities Authority
	Revenue (Washington University)	3.685%	2/15/47	9,000	8,233
8	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	50,002	64,609
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	57,834	83,626
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	67,555	95,477
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,034
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	18,210	23,527
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,086
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.282%	6/15/42	7,225	8,192
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	32,580	41,592
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,875	3,445
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	65,755	95,785
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,596
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,418
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	19,595	23,635
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	2,000	2,402
	New York State GO	5.590%	3/1/35	10,000	11,918
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	26,971	37,420
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	13,856
	Ohio State University General Receipts Revenue	4.800%	6/1/11	31,483	32,184
	Oregon GO	5.892%	6/1/27	14,590	17,532
9	Oregon School Boards Association GO	4.759%	6/30/28	10,000	10,737
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	25,193
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	13,550	16,443
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	25,781

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,256
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	10,114
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	42,380	47,126
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	34,890	35,562
1	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	60,993	66,711
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	16,625	18,838
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,496
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,028
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	13,325	19,026
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,690	4,339
	Texas Transportation Commission Revenue	4.631%	4/1/33	5,955	6,605
	University of California Regents General Revenue	4.601%	5/15/31	11,165	12,165
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	25,770	32,767
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	8,695	11,081
	University of California Revenue	5.770%	5/15/43	5,155	6,330
	University of California Revenue	4.765%	5/15/44	9,290	9,573
	University of California Revenue	4.858%	5/15/12	38,625	38,948
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	11,500	13,714
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	8,915	9,965
	Washington GO	5.481%	8/1/39	8,890	10,752
6	Washington University Revenue	4.072%	10/15/44	9,000	8,981
7	Wisconsin GO	5.700%	5/1/26	23,025	26,762
Total Taxable Municipal Bonds (Cost $2,136,791)					2,463,849

				Shares

Temporary Cash Investments (3.3%)
Money Market Fund (1.7%)
10	Vanguard Market Liquidity Fund	0.118%		266,043,000	266,043

				Face
				Amount
				($000)
Repurchase Agreements (1.6%)
	Bank of America Securities, LLC
	(Dated 7/31/14, Repurchase Value $64,500,000,
	collateralized by Federal Farm Credit Bank 0.175%-
	0.182%, 4/23/15-9/12/16, and Federal National
	Mortgage Assn. 0.000%, 5/15/30, with a value of
	$65,790,000)	0.080%	8/1/14	64,500	64,500
	Barclays Capital Inc.
	(Dated 7/31/14, Repurchase Value $157,500,000,
	collateralized by U.S. Treasury Note/Bond 2.000%,
	5/31/21, with a value of $160,650,000)	0.060%	8/1/14	157,500	157,500
	Citigroup Global Markets Inc.
	(Dated 7/31/14, Repurchase Value $20,700,000,
	collateralized by U.S. Tresury Note/Bond 0.000%-
	0.375%, 3/15/16-4/30/16, with a value of
	$21,114,000)	0.060%	8/1/14	20,700	20,700
					242,700
Total Temporary Cash Investments (Cost $508,743)					508,743

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2014

			Market
	Expiration		Value
	Date	Contracts	($000)
Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.50	8/22/14	12	2
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.00	8/1/14	13	—
			2
Total Options on Futures Purchased (Cost $6)			2
Total Investments (98.8%) (Cost $13,488,739)			15,139,819
Liability for Options Written (0.0%)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $124.00	8/22/14	12	(4)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.50	8/1/14	25	—
Total Liability for Options Written (Premiums received $5)			(4)
Other Assets and Liabilities—Net (1.2%)[11]			180,578
Net Assets (100%)			15,320,393

1 Securities with a value of $4,861,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $24,057,000 have been segregated as initial margin for open cleared swap contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $960,005,000, representing
6.3% of net assets.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2014.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
9 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Cash of $3,414,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

84

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.5%)
U.S. Government Securities (0.5%)
	United States Treasury Note/Bond (Cost $76,988)	4.250%	8/15/15	75,000	78,175

Asset-Backed/Commercial Mortgage-Backed Securities (0.4%)
1	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	26,270	25,416
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	41,126	41,126
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $67,381)					66,542
Corporate Bonds (93.6%)
Finance (14.1%)
	Banking (2.8%)
	Ally Financial Inc.	8.000%	3/15/20	25,950	30,426
	Ally Financial Inc.	7.500%	9/15/20	58,250	67,716
1,2	Credit Suisse Group AG	6.250%	12/29/49	76,200	76,390
1	Lloyds Bank plc	6.500%	9/14/20	15,580	18,112
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	122,116
	Royal Bank of Scotland Group plc	6.000%	12/19/23	21,835	23,208
	Royal Bank of Scotland Group plc	5.125%	5/28/24	20,560	20,480
1,2	Societe Generale SA	6.000%	10/27/49	51,835	50,171
	UBS AG	7.625%	8/17/22	60,900	72,232
	Finance Companies (8.4%)
1	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	47,800	47,382
1	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.500%	5/15/21	57,835	57,763
	CIT Group Inc.	4.250%	8/15/17	6,690	6,874
	CIT Group Inc.	5.250%	3/15/18	102,005	107,615
1	CIT Group Inc.	6.625%	4/1/18	120,655	133,625
1	CIT Group Inc.	5.500%	2/15/19	78,830	84,151
	CIT Group Inc.	3.875%	2/19/19	33,380	33,046
	CIT Group Inc.	5.375%	5/15/20	98,370	105,010
	CIT Group Inc.	5.000%	8/15/22	98,135	101,079
	Homer City Generation LP	8.734%	10/1/26	70,768	75,456
	International Lease Finance Corp.	8.750%	3/15/17	20,970	23,696
	International Lease Finance Corp.	3.875%	4/15/18	42,475	42,263
1	International Lease Finance Corp.	7.125%	9/1/18	55,210	62,387
	International Lease Finance Corp.	5.875%	4/1/19	46,220	48,878
	International Lease Finance Corp.	6.250%	5/15/19	70,781	76,974
	International Lease Finance Corp.	8.250%	12/15/20	51,121	61,345
	International Lease Finance Corp.	4.625%	4/15/21	29,400	29,474
	International Lease Finance Corp.	8.625%	1/15/22	29,100	35,939
	International Lease Finance Corp.	5.875%	8/15/22	5,505	5,849
	Navient Corp.	6.000%	1/25/17	13,990	14,990
	Navient Corp.	8.450%	6/15/18	44,100	50,829
	Navient Corp.	5.500%	1/15/19	79,080	81,904
	Navient Corp.	8.000%	3/25/20	58,325	66,208
	Navient Corp.	7.250%	1/25/22	19,145	20,972
	Navient Corp.	5.500%	1/25/23	26,630	25,712
1	Provident Funding Associates LP / PFG Finance Corp.	6.750%	6/15/21	41,490	41,386
	Insurance (1.9%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	112,053
1	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	69,544
1,2	MetLife Capital Trust IV	7.875%	12/15/67	46,910	58,989
1,2	MetLife Capital Trust X	9.250%	4/8/68	33,000	47,437
	Unum Group	7.375%	6/15/32	6,295	7,054
2	Voya Financial Inc.	5.650%	5/15/53	37,580	38,238
	Other Finance (0.7%)
1	Ocwen Financial Corp.	6.625%	5/15/19	35,070	36,122
3	Telenet Finance III Luxembourg SCA	6.625%	2/15/21	3,700	5,303

85

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Telenet Finance Luxembourg SCA	6.375%	11/15/20	10,145	14,445
3	Telenet Finance V Luxembourg SCA	6.250%	8/15/22	25,989	37,954
3	Telenet Finance V Luxembourg SCA	6.750%	8/15/24	18,755	28,187
	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	42,805	43,340
	iStar Financial Inc.	5.000%	7/1/19	6,190	6,113
					2,426,437
Industrial (76.8%)
	Basic Industry (5.7%)
4,5	Arch Coal Inc. Bank Loan	6.250%	5/16/18	110,091	107,996
	Ashland Inc.	3.875%	4/15/18	19,130	19,178
	Axiall Corp.	4.875%	5/15/23	7,245	7,064
	Cascades Inc.	7.875%	1/15/20	9,330	9,878
	Celanese US Holdings LLC	6.625%	10/15/18	11,265	11,631
	Celanese US Holdings LLC	5.875%	6/15/21	12,740	13,791
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	7,570	7,986
	CONSOL Energy Inc.	8.250%	4/1/20	39,305	41,762
1,3	Constellium NV	4.625%	5/15/21	3,745	5,129
1	Constellium NV	5.750%	5/15/24	7,505	7,780
	Eagle Spinco Inc.	4.625%	2/15/21	23,555	22,966
1	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	122,161	130,254
	Hexion US Finance Corp.	6.625%	4/15/20	125,910	130,317
1	INEOS Finance plc	8.375%	2/15/19	56,035	60,518
1	INEOS Finance plc	7.500%	5/1/20	53,610	57,631
1,3	INEOS Group Holdings SA	5.750%	2/15/19	28,675	39,232
1	INEOS Group Holdings SA	5.875%	2/15/19	41,500	41,915
	Novelis Inc.	8.375%	12/15/17	40,790	42,829
	Novelis Inc.	8.750%	12/15/20	77,187	83,169
	Peabody Energy Corp.	7.375%	11/1/16	69,675	74,901
	Peabody Energy Corp.	7.875%	11/1/26	41,940	42,464
	United States Steel Corp.	7.375%	4/1/20	7,190	7,891
	United States Steel Corp.	6.650%	6/1/37	13,760	12,659
	Capital Goods (6.6%)
1	Ardagh Packaging Finance plc	9.125%	10/15/20	24,775	26,757
1,3	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	4.250%	1/15/22	19,375	25,578
1	Ashtead Capital Inc.	6.500%	7/15/22	28,180	30,223
	B/E Aerospace Inc.	6.875%	10/1/20	37,830	41,046
1	BlueLine Rental Finance Corp.	7.000%	2/1/19	7,640	7,984
1	Building Materials Corp. of America	6.875%	8/15/18	14,580	15,054
1	Building Materials Corp. of America	6.750%	5/1/21	70,804	75,937
	Case New Holland Inc.	7.875%	12/1/17	91,500	104,310
	Clean Harbors Inc.	5.250%	8/1/20	46,497	46,846
	Clean Harbors Inc.	5.125%	6/1/21	26,845	26,577
	CNH Industrial Capital LLC	3.875%	11/1/15	11,740	11,857
	CNH Industrial Capital LLC	6.250%	11/1/16	43,785	46,740
	CNH Industrial Capital LLC	3.625%	4/15/18	34,260	34,174
	Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	38,900	41,039
	HD Supply Inc.	8.125%	4/15/19	26,370	28,414
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	30,665	32,198
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	43,475	46,627
	Masco Corp.	5.850%	3/15/17	9,404	10,283
	Masco Corp.	6.625%	4/15/18	3,895	4,324
	Masco Corp.	7.125%	3/15/20	59,416	68,923
	Masco Corp.	5.950%	3/15/22	24,000	26,520
	Masco Corp.	7.750%	8/1/29	16,486	19,375
	Masco Corp.	6.500%	8/15/32	5,880	6,192
	Owens Corning	9.000%	6/15/19	35,005	43,840
	Owens Corning	7.000%	12/1/36	5,380	6,493
1	Rexel SA	5.250%	6/15/20	5,130	5,233
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.125%	4/15/19	63,750	66,141

86

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TransDigm Inc.	5.500%	10/15/20	33,575	33,365
	United Rentals North America Inc.	5.750%	7/15/18	15,155	15,837
	United Rentals North America Inc.	7.375%	5/15/20	63,402	68,236
	United Rentals North America Inc.	8.250%	2/1/21	3,585	3,890
	United Rentals North America Inc.	7.625%	4/15/22	30,495	33,316
	United Rentals North America Inc.	6.125%	6/15/23	12,545	12,890
	Vulcan Materials Co.	7.000%	6/15/18	56,250	63,562
	Vulcan Materials Co.	7.500%	6/15/21	2,485	2,907
	Vulcan Materials Co.	7.150%	11/30/37	7,270	7,506
	Communication (23.5%)
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	32,224
	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	37,042	39,403
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	18,025	18,791
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	3,065	3,004
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	3,860	3,735
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	17,770	17,592
	Crown Castle International Corp.	4.875%	4/15/22	42,380	42,168
	CSC Holdings LLC	7.875%	2/15/18	27,180	30,985
	CSC Holdings LLC	7.625%	7/15/18	79,045	89,914
	CSC Holdings LLC	8.625%	2/15/19	10,520	12,256
	CSC Holdings LLC	6.750%	11/15/21	10,914	11,678
	DISH DBS Corp.	4.625%	7/15/17	9,730	10,119
	DISH DBS Corp.	7.875%	9/1/19	11,685	13,438
	DISH DBS Corp.	6.750%	6/1/21	133,715	146,418
	DISH DBS Corp.	5.875%	7/15/22	65,390	67,679
	DISH DBS Corp.	5.000%	3/15/23	20,135	19,783
	Embarq Corp.	7.995%	6/1/36	23,035	25,209
1	Gannett Co. Inc.	5.125%	10/15/19	16,530	16,819
	Gannett Co. Inc.	5.125%	7/15/20	64,680	65,327
1	Gannett Co. Inc.	6.375%	10/15/23	48,800	51,606
	Hughes Satellite Systems Corp.	6.500%	6/15/19	88,991	97,779
	IAC/InterActiveCorp	4.875%	11/30/18	19,725	20,267
	IAC/InterActiveCorp	4.750%	12/15/22	22,085	21,257
1	Inmarsat Finance plc	4.875%	5/15/22	34,230	33,888
	Intelsat Jackson Holdings SA	7.250%	4/1/19	85,330	89,170
	Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	14,978
	Intelsat Jackson Holdings SA	7.250%	10/15/20	164,947	174,019
	Intelsat Jackson Holdings SA	7.500%	4/1/21	43,900	46,754
	Intelsat Jackson Holdings SA	5.500%	8/1/23	58,000	55,680
	Lamar Media Corp.	5.875%	2/1/22	17,195	18,119
	Lamar Media Corp.	5.000%	5/1/23	36,840	36,518
1,6	Level 3 Escrow II Inc.	5.375%	8/15/22	75,480	74,536
4,5	Level 3 Financing, Inc. Bank Loan	4.000%	1/15/20	40,855	40,778
	Liberty Interactive LLC	8.500%	7/15/29	34,473	38,351
	Liberty Interactive LLC	8.250%	2/1/30	98,250	108,075
	MetroPCS Wireless Inc.	7.875%	9/1/18	55,420	57,775
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	79,495
	National CineMedia LLC	6.000%	4/15/22	32,455	33,591
1	NBCUniversal Enterprise Inc.	5.250%	3/29/49	62,790	65,380
1	Nielsen Finance LLC / Nielsen Finance Co.	5.000%	4/15/22	101,135	101,135
1	Numericable Group SA	4.875%	5/15/19	24,785	25,095
1	Numericable Group SA	6.000%	5/15/22	39,455	39,702
1	Numericable Group SA	6.250%	5/15/24	7,290	7,454
	Quebecor Media Inc.	5.750%	1/15/23	84,210	86,341
	Qwest Corp.	6.875%	9/15/33	34,167	34,466
	SBA Communications Corp.	5.625%	10/1/19	37,650	39,156
1	SBA Communications Corp.	4.875%	7/15/22	22,710	21,802
	SBA Telecommunications Inc.	5.750%	7/15/20	33,911	35,267
1	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	8,337
1	Sirius XM Radio Inc.	4.625%	5/15/23	24,150	22,701
1	Softbank Corp.	4.500%	4/15/20	159,095	159,294
1	Sprint Corp.	7.250%	9/15/21	95,745	101,968
1	Sprint Corp.	7.875%	9/15/23	89,370	96,073

87

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Sprint Corp.	7.125%	6/15/24	30,930	32,167
1	Sprint Nextel Corp.	9.000%	11/15/18	92,545	109,203
1	Sprint Nextel Corp.	7.000%	3/1/20	135,830	152,809
	Starz LLC / Starz Finance Corp.	5.000%	9/15/19	30,905	31,794
	T-Mobile USA Inc.	5.250%	9/1/18	13,725	14,205
	T-Mobile USA Inc.	6.464%	4/28/19	41,835	43,613
	T-Mobile USA Inc.	6.633%	4/28/21	71,475	75,763
	T-Mobile USA Inc.	6.125%	1/15/22	10,000	10,300
	T-Mobile USA Inc.	6.731%	4/28/22	51,165	53,979
	T-Mobile USA Inc.	6.836%	4/28/23	34,920	36,928
	T-Mobile USA Inc.	6.500%	1/15/24	14,750	15,340
4,5	Tribune Company Bank Loan	4.000%	12/27/20	116,916	116,800
1,3	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	9/15/22	9,675	13,840
3	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	9/15/22	3,057	4,373
1	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	46,780	47,014
1,3	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.750%	1/15/23	6,820	9,871
3	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.750%	1/15/23	3,180	4,603
1,3	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.625%	4/15/23	17,268	24,871
1,3	Unitymedia KabelBW GmbH	9.500%	3/15/21	12,400	18,705
3	Unitymedia KabelBW GmbH	9.500%	3/15/21	7,600	11,465
1	UPCB Finance III Ltd.	6.625%	7/1/20	83,121	87,693
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,582
1	UPCB Finance VI Ltd.	6.875%	1/15/22	42,036	45,399
	Videotron Ltd.	9.125%	4/15/18	2,599	2,690
	Videotron Ltd.	5.000%	7/15/22	82,242	83,064
	Virgin Media Finance plc	8.375%	10/15/19	14,560	15,270
1	Virgin Media Secured Finance plc	5.375%	4/15/21	49,210	49,702
1	Wind Acquisition Finance SA	4.750%	7/15/20	73,050	72,502
	Windstream Corp.	7.875%	11/1/17	42,820	48,815
	Windstream Corp.	8.125%	9/1/18	22,355	23,249
1	Ymobile Corp.	8.250%	4/1/18	45,540	48,671
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	20,870	22,331
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	45,970	52,406
	Consumer Cyclical (10.3%)
1	Activision Blizzard Inc.	5.625%	9/15/21	34,485	36,554
1	Activision Blizzard Inc.	6.125%	9/15/23	28,570	30,998
	ADT Corp.	6.250%	10/15/21	59,125	61,490
	AutoNation Inc.	5.500%	2/1/20	9,716	10,651
1	Carlson Travel Holdings Inc.	7.500%	8/15/19	25,375	25,946
1	Carlson Wagonlit BV	6.875%	6/15/19	76,610	81,781
1	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp.	5.375%	6/1/24	28,945	28,873
	Chrysler Group LLC	8.250%	6/15/21	64,265	70,531
	Chrysler Group LLC / CG Co-Issuer Inc.	8.000%	6/15/19	90,055	95,683
	Corrections Corp. of America	4.125%	4/1/20	23,805	23,329
	Corrections Corp. of America	4.625%	5/1/23	33,490	32,150
	Dana Holding Corp.	5.375%	9/15/21	16,781	17,201
	Dana Holding Corp.	6.000%	9/15/23	2,375	2,482
4,5,6	Delta 2 Lux S.A.R.L (Formula One) Bank Loan	7.750%	7/30/21	17,785	17,629
1,3	Dufry Finance SCA	4.500%	7/15/22	25,055	34,566
	General Motors Co.	4.875%	10/2/23	24,746	25,736
	General Motors Co.	6.250%	10/2/43	42,555	48,194
	General Motors Financial Co. Inc.	4.750%	8/15/17	97,350	101,731
	General Motors Financial Co. Inc.	3.250%	5/15/18	13,040	13,007
	General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	49,379
	General Motors Financial Co. Inc.	4.250%	5/15/23	16,980	16,640
	Hanesbrands Inc.	6.375%	12/15/20	33,810	35,923

88

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Hilton Worldwide Finance LLC Bank Loan	3.500%	10/26/20	70,290	69,960
4,5	Hilton Worldwide Finance LLC Bank Loan	3.500%	10/26/20	29,596	29,457
4,5	Ion Media Networks Bank Loan	5.000%	12/18/20	36,959	37,075
	KB Home	4.750%	5/15/19	25,825	25,631
	KB Home	7.500%	9/15/22	1,935	2,114
	L Brands Inc.	8.500%	6/15/19	4,860	5,832
	L Brands Inc.	7.000%	5/1/20	22,210	24,986
	L Brands Inc.	6.625%	4/1/21	42,435	46,997
	L Brands Inc.	5.625%	2/15/22	19,235	20,149
4,5	La Quinta Intermediate Holdings LLC Bank Loan	4.000%	4/14/21	64,491	64,491
	Neiman Marcus Group Inc.	7.125%	6/1/28	63,150	64,255
1	Realogy Group LLC	7.625%	1/15/20	53,680	58,243
	Regal Entertainment Group	5.750%	6/15/23	19,200	19,296
	Regal Entertainment Group	5.750%	2/1/25	5,250	5,224
	Rite Aid Corp.	8.000%	8/15/20	29,250	31,590
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	44,399	47,396
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	23,135	24,060
	Service Corp. International	6.750%	4/1/16	22,998	24,608
	Service Corp. International	7.000%	6/15/17	38,900	43,082
	Service Corp. International	7.625%	10/1/18	35,040	40,559
	Service Corp. International	5.375%	1/15/22	27,630	27,906
	Tenneco Inc.	6.875%	12/15/20	29,075	31,328
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	15,575
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	78,658
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	59,010	59,895
	Consumer Noncyclical (11.2%)
1	Amsurg Corp.	5.625%	7/15/22	23,040	23,213
	ARAMARK Corp.	5.750%	3/15/20	40,045	41,146
	Biomet Inc.	6.500%	8/1/20	60,850	64,957
	Biomet Inc.	6.500%	10/1/20	75,990	80,359
1	Capsugel SA	7.000%	5/15/19	36,650	37,383
	CHS/Community Health Systems Inc.	5.125%	8/15/18	54,960	56,746
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	35,937
1	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,387
1	CHS/Community Health Systems Inc.	6.875%	2/1/22	122,225	126,503
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	36,385	38,113
1	Envision Healthcare Corp.	5.125%	7/1/22	72,810	72,446
1	Fresenius Medical Care US Finance II Inc.	5.625%	7/31/19	38,265	40,752
1	Fresenius Medical Care US Finance II Inc.	5.875%	1/31/22	15,090	16,524
1	Fresenius Medical Care US Finance Inc.	6.500%	9/15/18	5,830	6,501
1	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	47,730	51,548
1	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	15,670	15,670
	HCA Holdings Inc.	6.250%	2/15/21	25,540	26,945
	HCA Inc.	3.750%	3/15/19	17,860	17,726
	HCA Inc.	6.500%	2/15/20	127,050	138,167
	HCA Inc.	5.875%	3/15/22	60,405	64,180
	HCA Inc.	4.750%	5/1/23	72,500	71,231
	HCA Inc.	7.690%	6/15/25	4,510	5,006
1	Hypermarcas SA	6.500%	4/20/21	71,815	77,753
1	IMS Health Inc.	6.000%	11/1/20	68,070	71,133
4,5	Lands' End, Inc. Bank Loan	4.250%	3/12/21	86,888	86,617
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	18,420
1	MPH Acquisition Holdings LLC	6.625%	4/1/22	12,100	12,312
4,5	MPH Acquisition Holdings LLC Bank Loan	4.000%	3/31/21	39,191	39,053
	Party City Holdings Inc.	8.875%	8/1/20	105,350	113,778
1	Salix Pharmaceuticals Ltd.	6.000%	1/15/21	67,325	71,028
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	43,779
1	Tenet Healthcare Corp.	5.000%	3/1/19	43,950	43,620
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	16,791
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	41,304
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	103,019
	Tenet Healthcare Corp.	8.125%	4/1/22	48,005	54,246
4,5	US Foods Inc. Bank Loan	4.500%	3/31/17	46,204	46,185

89

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	WellCare Health Plans Inc.	5.750%	11/15/20	39,515	40,503
	Energy (8.5%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	27,263
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	48,660	52,066
	Antero Resources Finance Corp.	5.375%	11/1/21	22,785	23,127
1	Antero Resources Finance Corp.	5.125%	12/1/22	29,635	29,857
1	Athlon Holdings LP / Athlon Finance Corp.	6.000%	5/1/22	19,340	19,437
	Concho Resources Inc.	7.000%	1/15/21	15,256	16,324
	Concho Resources Inc.	6.500%	1/15/22	19,940	21,286
	Concho Resources Inc.	5.500%	10/1/22	88,070	92,033
	Denbury Resources Inc.	6.375%	8/15/21	12,445	13,129
	Denbury Resources Inc.	5.500%	5/1/22	62,460	61,211
	Denbury Resources Inc.	4.625%	7/15/23	29,500	27,730
	El Paso LLC	7.000%	6/15/17	21,395	23,836
	El Paso LLC	7.250%	6/1/18	66,150	74,646
	El Paso LLC	6.500%	9/15/20	41,765	46,113
	El Paso LLC	7.750%	1/15/32	26,290	28,950
4,5	Energy Future Intermediate Holding Company LLC
	Bank Loan	4.250%	6/6/16	14,500	14,559
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	86,124
	EP Energy LLC / EP Energy Finance Inc.	9.375%	5/1/20	66,027	72,960
	EP Energy LLC / Everest Acquisition Finance Inc.	6.875%	5/1/19	15,710	16,535
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	74,191	76,788
	Harvest Operations Corp.	6.875%	10/1/17	75,600	81,081
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	49,562
1	Kinder Morgan Inc.	5.000%	2/15/21	32,795	33,328
1	Kinder Morgan Inc.	5.625%	11/15/23	48,500	50,319
	Laredo Petroleum Inc.	5.625%	1/15/22	23,645	24,059
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.500%	8/15/21	8,533	9,088
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.250%	6/15/22	26,425	28,143
1	MEG Energy Corp.	6.375%	1/30/23	30,650	31,569
1	MEG Energy Corp.	7.000%	3/31/24	48,500	51,410
	Newfield Exploration Co.	6.875%	2/1/20	16,575	17,238
	Newfield Exploration Co.	5.750%	1/30/22	10,890	11,843
	Newfield Exploration Co.	5.625%	7/1/24	13,045	14,088
	Range Resources Corp.	6.750%	8/1/20	13,580	14,463
	Range Resources Corp.	5.750%	6/1/21	44,365	47,249
	Range Resources Corp.	5.000%	8/15/22	19,225	19,802
	Rosetta Resources Inc.	5.875%	6/1/22	40,465	40,971
1	Seadrill Ltd.	6.125%	9/15/17	71,195	73,865
1	Southern Star Central Corp.	5.125%	7/15/22	14,790	14,864
	Tesoro Corp.	5.125%	4/1/24	15,995	15,475
	Other Industrial (0.5%)
	CBRE Services Inc.	5.000%	3/15/23	83,320	83,112

	Technology (9.4%)
1	Audatex North America Inc.	6.000%	6/15/21	50,740	53,277
1	Audatex North America Inc.	6.125%	11/1/23	13,835	14,527
4,5	Avago Technologies Limited Bank Loan	3.750%	5/6/21	114,875	114,730
	Brocade Communications Systems Inc.	6.875%	1/15/20	13,038	13,683
	Brocade Communications Systems Inc.	4.625%	1/15/23	23,360	22,551
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	28,178	29,798
	CDW LLC / CDW Finance Corp.	8.500%	4/1/19	8,210	8,744
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	123,795	123,795
	Equinix Inc.	4.875%	4/1/20	11,650	11,708
	Equinix Inc.	7.000%	7/15/21	60,830	66,001
	Equinix Inc.	5.375%	4/1/23	40,590	40,590
1	First Data Corp.	7.375%	6/15/19	53,405	56,342
1	First Data Corp.	8.875%	8/15/20	22,379	24,281
1	First Data Corp.	6.750%	11/1/20	35,065	36,994
1	First Data Corp.	8.250%	1/15/21	88,390	94,356

90

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	First Data Corp.	11.250%	1/15/21	8,562	9,696
	First Data Corp.	12.625%	1/15/21	36,810	43,804
	First Data Corp.	11.750%	8/15/21	15,725	18,084
4,5	First Data Corp. Bank Loan	3.666%	9/24/14	48,433	48,424
	Flextronics International Ltd.	4.625%	2/15/20	22,975	23,377
	Flextronics International Ltd.	5.000%	2/15/23	42,120	43,068
1	Freescale Semiconductor Inc.	5.000%	5/15/21	33,890	33,890
1	Freescale Semiconductor Inc.	6.000%	1/15/22	22,130	23,015
4,5	Freescale Semiconductor Inc. Bank Loan	4.250%	3/1/20	100,480	100,204
4,5	Infor (US) Inc. Bank Loan	3.750%	4/5/18	19,363	19,197
	Infor US Inc.	11.500%	7/15/18	45,331	50,657
	Infor US Inc.	9.375%	4/1/19	34,141	37,214
	Iron Mountain Inc.	7.750%	10/1/19	34,055	36,524
	Iron Mountain Inc.	5.750%	8/15/24	23,955	24,075
	NCR Corp.	4.625%	2/15/21	62,314	61,535
	NCR Corp.	5.000%	7/15/22	16,915	16,661
1	NXP BV / NXP Funding LLC	3.750%	6/1/18	37,440	37,534
1	NXP BV / NXP Funding LLC	5.750%	3/15/23	8,635	8,980
1	Sensata Technologies BV	6.500%	5/15/19	67,739	71,465
	SunGard Data Systems Inc.	7.375%	11/15/18	26,097	27,206
	SunGard Data Systems Inc.	6.625%	11/1/19	59,220	61,293
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	104,951
	Transportation (1.1%)
2	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	19,086	20,613
	Hertz Corp.	4.250%	4/1/18	8,940	9,029
	Hertz Corp.	6.750%	4/15/19	82,360	85,037
	Hertz Corp.	5.875%	10/15/20	6,205	6,329
	Hertz Corp.	7.375%	1/15/21	60,490	64,271
					13,164,336
Utilities (2.7%)
	Electric (2.7%)
	AES Corp.	8.000%	10/15/17	5,568	6,375
	AES Corp.	8.000%	6/1/20	19,980	23,551
	AES Corp.	4.875%	5/15/23	25,000	24,063
	AES Corp.	5.500%	3/15/24	72,230	72,050
1	Calpine Corp.	6.000%	1/15/22	16,165	17,135
1	Calpine Corp.	7.875%	1/15/23	11,988	13,037
1	Calpine Corp.	5.875%	1/15/24	9,230	9,645
	Calpine Corp.	5.750%	1/15/25	70,880	71,057
	DPL Inc.	6.500%	10/15/16	14,550	15,459
	DPL Inc.	7.250%	10/15/21	102,130	108,513
	Dynegy Inc.	5.875%	6/1/23	28,000	27,160
1	EDP Finance BV	5.250%	1/14/21	47,835	50,339
1	IPALCO Enterprises Inc.	7.250%	4/1/16	11,985	12,914
	IPALCO Enterprises Inc.	5.000%	5/1/18	14,510	15,417
					466,715
Total Corporate Bonds (Cost $15,380,042)					16,057,488

				Shares

Preferred Stocks (2.1%)
	Citigroup Capital XIII Pfd.	7.875%		5,243,175	141,985
	GMAC Capital Trust I Pfd.	8.125%		4,743,200	128,920
	Hartford Financial Services Group Inc. Pfd.	7.875%		3,307,200	98,489
Total Preferred Stocks (Cost $341,663)					369,394

91

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2014

				Market
				Value
			Shares	($000)

Other (0.0%)
MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	1,253

Temporary Cash Investments (2.6%)

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements (1.5%)
Bank of America Securities, LLC(Dated 7/31/14,
Repurchase Value $8,400,000, collateralized by
Federal Home Loan Bank 0.000%-0.125%, 7/29/15-
7/31/15, with a value of $8,569,000)	0.080%	8/1/14	8,400	8,400
RBC Capital Markets LLC(Dated 7/31/14, Repurchase
Value $118,300,000, collateralized by Federal Home
Loan Mortgage Corp. 2.946%-4.000%, 7/1/43-7/1/44,
Federal National Mortgage Assn. 2.372%-4.500%,
9/1/26-7/1/44, and Government National Mortgage
Assn. 4.000%, 7/20/44, with a value of
$120,666,000)	0.080%	8/1/14	118,300	118,300
TD Securities (USA) LLC(Dated 7/31/14, Repurchase
Value $129,000,000, collateralized by Federal Home
Loan Mortgage Corp. 5.500%, 3/1/37, Federal
National Mortgage Assn. 2.500%-4.000%, 7/1/24-
7/1/42, Government National Mortgage Assn.
4.000%, 7/20/44, and U.S. Treasury Note 2.6250%,
11/15/20, with a value of $131,580,000)	0.080%	8/1/14	129,000	129,000
				255,700
U.S. Government and Agency Obligations (1.1%)
United States Treasury Bill	0.022%	9/25/14	96,850	96,848
United States Treasury Bill	0.046%	12/26/14	96,850	96,831
				193,679
Total Temporary Cash Investments (Cost $449,379)				449,379
Total Investments (99.2%) (Cost $16,342,801)				17,022,231
Other Assets and Liabilities—Net (0.8%)				130,714
Net Assets (100%)				17,152,945

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the aggregate value of these securities was $4,811,595,000, representing 28.1% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Face amount denominated in euro.
4 Adjustable-rate security.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2014, the aggregate value of these securities was
$953,155,000, representing 5.6% of net assets.
6 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2014.

—

92

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA392 092014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: September 18, 2014
VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: September 18, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.